UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

February 28, 2013

Columbia Convertible Securities Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Convertible Securities Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Convertible Securities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Convertible Securities Fund

Performance Overview

Performance Summary

>  Columbia Convertible Securities Fund (the Fund) Class A shares returned 7.84% excluding sales charges for the 12-month period ended February 28, 2013.

>  The Fund underperformed its benchmark, the BofA Merrill Lynch All Convertibles All Qualities Index, which returned 10.06% for the same 12-month period.

>  During a period of strong equity market performance, the Fund's maturity and premium composition was somewhat more defensive than the benchmark, which generally accounted for the modest relative shortfall in performance.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	09/25/87
Excluding sales charges		7.84	4.40	7.18
Including sales charges		1.67	3.17	6.54
Class B	07/15/98
Excluding sales charges		7.10	3.62	6.37
Including sales charges		2.10	3.27	6.37
Class C	10/21/96
Excluding sales charges		6.99	3.61	6.36
Including sales charges		5.99	3.61	6.36
Class I*	09/27/10	8.29	4.59	7.28
Class R*	11/16/11	7.55	4.01	6.76
Class R4*	11/08/12	7.98	4.42	7.19
Class R5*	11/08/12	8.01	4.43	7.19
Class W*	11/16/11	7.87	4.27	7.02
Class Z	05/21/99	8.10	4.67	7.44
BofA Merrill Lynch All Convertibles All Qualities Index		10.06	5.50	7.64

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The BofA Merrill Lynch All Convertibles All Qualities Index measures the performance of U.S. dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Convertible Securities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Convertible Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Convertible Securities Fund

Manager Discussion of Fund Performance

For the 12-month period ended February 28, 2013, the Fund's Class A shares returned 7.84% excluding sales charges. The Fund underperformed its benchmark, the BofA Merrill Lynch All Convertibles All Qualities Index, which returned 10.06% for the same 12-month period. The Fund's positioning was more defensive than the benchmark during a period of rising share prices, which generally accounted for the modest relative shortfall in performance.

Investors Shrug Off Weak Economic Growth

The federal government's struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the U.S. economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action and improving economic prospects in some sectors gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories.

Against this backdrop, the convertible securities market performed well, aided by an extended equity rally toward the end of the period. As stocks rallied, several large-capitalization, equity-sensitive convertibles close to maturity did especially well, boosting the overall performance of the benchmark. Actively-managed convertible securities funds tend to underweight this class of convertibles and were therefore at a slight structural disadvantage during the period.

Security Selection Aided Performance

Several specific Fund holdings kept overall performance competitive. Biotechnology company Gilead Sciences performed well and was the Fund's single biggest holding at the end of the period. Auto parts manufacturer TRW Automotive, whose shares rallied strongly beginning in the summer of 2012, was another meaningful contributor. We eventually trimmed the Fund's position in TRW Automotive when the price advance of the convertible had reduced its defensive characteristics.

Although the Fund generally benefited from its technology holdings, it was hurt by its overweight in EMC, which had been a solid investment but declined during the period amid a deteriorating growth outlook for its investment in VMWare. The Fund also took a loss on Knight Capital, which was sold from the portfolio because of concern about a potential bankruptcy, which was averted at the last minute. The weak performance of the mining sector, to which the Fund was exposed via investments in Jaguar Mining, Molycorp, and James River Coal, was also a drag overall results.

Fund Took Advantage as Pace of Convertible Issuance Picked Up

For much of the period, convertible issuance was slow, as prevailing low interest rates enabled companies to issue regular debt cheaply without the need to grant investors a long-term call option on their common stock. Issuance picked up as the stock market advanced, however, and the Fund took advantage of this new issuance to refresh the portfolio. The early returns from this activity have been

Portfolio Management

David King, CFA

Yan Jin

Top Ten Holdings (%) (at February 28, 2013)
Gilead Sciences, Inc. 1.625% 05/01/16	3.5
General Motors Co., 4.750%	2.4
Dendreon Corp. 2.875% 01/15/16	2.3
Bank of America Corp., 7.250%	2.0
Intel Corp. 3.250% 08/01/39	1.8
EMC Corp. 1.750% 12/01/13	1.7
Health Care REIT, Inc., 6.500%	1.5
MGM Resorts International 4.250% 04/15/15	1.5
Jarden Corp. 1.875% 09/15/18	1.3
Micron Technology, Inc. 2.125% 02/15/33	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Convertible Securities Fund

Manager Discussion of Fund Performance (continued)

favorable, as most of these new purchases have moved up from their offering prices. We also purchased a so-called "synthetic" convertible of Vertex Pharmaceuticals. This privately issued security will enable the Fund to preserve its long-term exposure to the potential upside of this equity, given that its existing publicly-traded becomes callable later this year.

Looking Ahead

We currently anticipate that the pace of new issuance in the period ahead will exceed that of the past 12 months. This trend would be welcome to active managers, who tend to prefer convertibles with more downside protection than the equity-sensitive issues that led the market over the past 12 months. We expect to continue to focus on issue selection and to avoid large sector bets unless an unusual opportunity arises.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	1.6
Financials	0.5
Information Technology	0.5
Utilities	0.6
Convertible Bonds	73.8
Consumer Discretionary	10.0
Consumer Staples	2.6
Energy	3.4
Financials	8.5
Health Care	19.3
Industrials	6.4
Materials	4.0
Telecommunication	18.9
Utilities	0.7
Convertible Preferred Stocks	22.4
Consumer Discretionary	3.1
Consumer Staples	2.0
Energy	4.3
Financials	7.2
Industrials	2.3
Information Technology	0.5
Utilities	3.0
Equity-Linked Notes	0.8
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Convertible Securities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,090.10		1,018.99	6.06		5.86	1.17
Class B	1,000.00	1,000.00	1,086.20		1,015.27	9.93		9.59	1.92
Class C	1,000.00	1,000.00	1,085.60		1,015.27	9.93		9.59	1.92
Class I	1,000.00	1,000.00	1,092.70		1,021.12	3.84		3.71	0.74
Class R	1,000.00	1,000.00	1,088.80		1,017.75	7.35		7.10	1.42
Class R4	1,000.00	1,000.00	1,080.50	*	1,020.23	2.91	*	4.61	0.92	*
Class R5	1,000.00	1,000.00	1,080.80	*	1,020.88	2.50	*	3.96	0.79	*
Class W	1,000.00	1,000.00	1,090.20		1,018.99	6.06		5.86	1.17
Class Z	1,000.00	1,000.00	1,091.30		1,020.23	4.77		4.61	0.92

*For the period November 8, 2012 through February 28, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Convertible Securities Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 1.6%

Issuer	Shares	Value ($)
Financials 0.5%
Real Estate Investment Trusts (REITs) 0.5%
Digital Realty Trust, Inc.	40,000	2,679,200
Total Financials		2,679,200
Information Technology 0.5%
Semiconductors & Semiconductor Equipment 0.5%
Microchip Technology, Inc.	80,000	2,917,600
Total Information Technology		2,917,600
Utilities 0.6%
Multi-Utilities 0.6%
CMS Energy Corp.	120,000	3,193,200
Total Utilities		3,193,200
Total Common Stocks (Cost: $8,642,689)		8,790,000
Convertible Preferred Stocks 22.4%
Consumer Discretionary 3.1%
Automobiles 2.4%
General Motors Co., 4.750%	315,000	13,157,550
Media 0.7%
Interpublic Group of Companies, Inc. (The), 5.250%	3,460	4,033,063
Total Consumer Discretionary		17,190,613
Consumer Staples 2.0%
Food Products 2.0%
Bunge Ltd., 4.875%	50,000	5,277,500
Post Holdings, Inc., 3.750%(a)(b)	57,100	5,734,153
Total		11,011,653
Total Consumer Staples		11,011,653
Energy 4.3%
Oil, Gas & Consumable Fuels 4.3%
Apache Corp., 6.000%	111,500	4,814,570
Chesapeake Energy Corp., 5.000%	73,100	6,327,719
Chesapeake Energy Corp., 5.750%(a)	5,500	5,702,812
Energy XXI Bermuda Ltd., 5.625%	7,600	2,476,080

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Penn Virginia Corp., 6.000%	27,065	2,367,890
Whiting Petroleum Corp., 6.250%	10,500	2,377,358
Total		24,066,429
Total Energy		24,066,429
Financials 7.2%
Commercial Banks 1.0%
Fifth Third Bancorp, 8.500%	40,350	5,772,067
Diversified Financial Services 2.9%
AMG Capital Trust II, 5.150%	110,000	5,692,500
Bank of America Corp., 7.250%	9,000	10,800,000
Total		16,492,500
Insurance 0.9%
MetLife, Inc., 5.000%	105,000	4,956,000
Real Estate Investment Trusts (REITs) 2.4%
Alexandria Real Estate Equities, Inc., 7.000%	190,000	5,153,750
Health Care REIT, Inc., 6.500%	135,000	8,127,000
Total		13,280,750
Total Financials		40,501,317
Industrials 2.3%
Aerospace & Defense 1.0%
United Technologies Corp., 7.500%	91,000	5,300,750
Road & Rail 1.3%
2010 Swift Mandatory Common Exchange Security Trust, 6.000%(a)	345,000	4,138,275
Genesee & Wyoming, Inc., 5.000%	26,650	3,384,550
Total		7,522,825
Total Industrials		12,823,575
Information Technology 0.5%
IT Services 0.5%
Unisys Corp., 6.250%	46,000	2,996,440
Total Information Technology		2,996,440
Utilities 3.0%
Electric Utilities 2.0%
NextEra Energy, Inc., 5.599%	110,000	5,761,800
PPL Corp., 8.750%	100,000	5,486,000
Total		11,247,800

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Convertible Preferred Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.0%
CenterPoint Energy, Inc., 0.283%(b)(c)	132,000	5,700,750
Total Utilities		16,948,550
Total Convertible Preferred Stocks (Cost: $120,520,800)		125,538,577

Convertible Bonds 73.5%

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 1.5%
AirTran Holdings, Inc. Senior Unsecured 11/01/16	5.250%	2,950,000	4,028,594
Continental Airlines, Inc. Senior Unsecured 01/15/15	4.500%	1,835,000	2,880,950
U.S. Airways Group, Inc. Senior Unsecured 05/15/14	7.250%	455,000	1,352,772
Total			8,262,316
Automotive 1.5%
Navistar International Corp. Senior Subordinated Notes 10/15/14	3.000%	5,700,000	5,372,250
TRW Automotive, Inc. 12/01/15	3.500%	1,400,000	2,876,930
Total			8,249,180
Banking 1.0%
Walter Investment Management Corp. Senior Subordinated Notes 11/01/19	4.500%	4,950,000	5,540,906
Building Materials 1.0%
Cemex SAB de CV Subordinated Notes 03/15/15	4.875%	4,800,000	5,592,000
Chemicals —%
ShengdaTech, Inc. Senior Notes(a)(d)(e)(f) 12/15/15	6.500%	2,430,000	24,300

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.8%
Coinstar, Inc. Senior Unsecured 09/01/14	4.000%	2,020,000	2,643,675
MasTec, Inc. 06/15/14	4.000%	956,000	1,852,250
Total			4,495,925
Consumer Products 1.3%
Jarden Corp.(a) 09/15/18	1.875%	6,650,000	7,431,508
Diversified Manufacturing 0.5%
GT Advanced Technologies, Inc. Senior Unsecured 10/01/17	3.000%	3,650,000	2,739,781
Electric 0.7%
Covanta Holding Corp. Senior Unsecured 06/01/14	3.250%	3,050,000	3,839,187
Entertainment 0.9%
Take-Two Interactive Software, Inc. Senior Unsecured 12/01/16	1.750%	4,500,000	4,891,860
Food and Beverage 0.5%
Chiquita Brands International, Inc. Senior Unsecured 08/15/16	4.250%	2,989,000	2,596,694
Gaming 1.4%
MGM Resorts International 04/15/15	4.250%	7,450,000	8,018,062
Health Care 6.0%
HeartWare International, Inc. Senior Unsecured 12/15/17	3.500%	2,650,000	3,088,906
Hologic, Inc. Senior Unsecured(c) 03/01/42	2.000%	5,520,000	5,743,450
Insulet Corp. Senior Unsecured 06/15/16	3.750%	4,220,000	4,706,988
Molina Healthcare, Inc. Senior Notes(a) 01/15/20	1.125%	3,804,000	3,896,247

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Omnicare, Inc. 04/01/42	3.750%	5,100,000	5,298,543
Opko Health, Inc. Senior Unsecured(a) 02/01/33	3.000%	2,850,000	3,129,157
WebMD Health Corp. Senior Unsecured 01/31/18	2.500%	5,790,000	5,207,381
Wright Medical Group, Inc. Senior Unsecured(a) 08/15/17	2.000%	2,510,000	2,846,466
Total			33,917,138
Healthcare Insurance 1.1%
WellPoint, Inc. Senior Unsecured(a) 10/15/42	2.750%	6,030,000	6,457,648
Home Construction 2.9%
KB Homes 02/01/19	1.375%	5,500,000	5,530,937
Lennar Corp.(a) 11/15/21	3.250%	2,800,000	4,998,000
Meritage Homes Corp. 09/15/32	1.875%	5,300,000	5,611,375
Total			16,140,312
Independent Energy 1.6%
Endeavour International Corp. 07/15/16	5.500%	3,450,000	1,664,625
Newpark Resources, Inc. Senior Unsecured 10/01/17	4.000%	2,950,000	3,342,350
Stone Energy Corp.(a) 03/01/17	1.750%	4,200,000	3,790,500
Total			8,797,475
Lodging 0.5%
Home Inns & Hotels Management, Inc. Senior Unsecured 12/15/15	2.000%	400,000	356,750
Home Inns & Hotels Management, Inc.(a) Senior Unsecured 12/15/15	2.000%	3,020,000	2,693,463
Total			3,050,213

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals 2.9%
Horsehead Holding Corp. Senior Unsecured 07/01/17	3.800%	2,670,000	2,647,244
Jaguar Mining, Inc. Senior Unsecured 03/31/16	5.500%	3,500,000	1,327,812
James River Coal Co. Senior Unsecured 12/01/15	4.500%	5,890,000	2,157,778
Molycorp, Inc. Senior Unsecured 09/01/17	6.000%	3,330,000	2,544,187
Royal Gold, Inc. Senior Unsecured 06/15/19	2.875%	3,800,000	3,952,950
United States Steel Corp. Senior Unsecured 05/15/14	4.000%	3,750,000	3,937,500
Total			16,567,471
Non-Captive Consumer 1.0%
DFC Global Corp. Senior Unsecured(a) 04/15/17	3.250%	5,100,000	5,636,979
Non-Captive Diversified 0.8%
Air Lease Corp. Senior Unsecured(a) 12/01/18	3.875%	3,500,000	4,305,210
Oil Field Services 1.9%
Cobalt International Energy, Inc. Senior Unsecured 12/01/19	2.625%	4,100,000	4,264,000
Hornbeck Offshore Services, Inc.(a) 09/01/19	1.500%	3,800,000	4,196,625
SEACOR Holdings, Inc. Senior Unsecured(a) 12/15/27	2.500%	1,894,000	2,009,667
Total			10,470,292
Other Financial Institutions 1.9%
Ares Capital Corp. Senior Unsecured(a) 03/15/17	4.875%	5,000,000	5,270,000
Forest City Enterprises, Inc. Senior Unsecured 08/15/18	4.250%	5,190,000	5,529,945
Total			10,799,945

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Other Industry 1.5%
Altra Holdings, Inc. 03/01/31	2.750%	2,500,000	2,854,687
General Cable Corp. Subordinated Notes(c) 11/15/29	4.500%	2,500,000	2,925,000
WESCO International, Inc. 09/15/29	6.000%	1,000,000	2,677,500
Total			8,457,187
Pharmaceuticals 12.0%
Akorn, Inc. 06/01/16	3.500%	1,620,000	2,786,400
Corsicanto Ltd. 01/15/32	3.500%	1,900,000	2,407,680
Dendreon Corp. Senior Unsecured 01/15/16	2.875%	15,520,000	12,837,415
Endo Health Solutions, Inc. Senior Subordinated Notes 04/15/15	1.750%	2,300,000	2,774,375
Gilead Sciences, Inc. Senior Unsecured 05/01/16	1.625%	9,880,000	19,037,179
InterMune, Inc. Senior Unsecured 12/15/17	2.500%	1,710,000	1,758,094
09/15/18	2.500%	4,967,000	4,116,401
Isis Pharmaceuticals, Inc. Senior Unsecured(a) 10/01/19	2.750%	2,180,000	2,505,637
Medivation, Inc. Senior Unsecured 04/01/17	2.625%	2,200,000	2,780,250
Mylan, Inc. 09/15/15	3.750%	1,750,000	3,972,500
Onyx Pharmaceuticals, Inc. Senior Unsecured 08/15/16	4.000%	1,140,000	2,302,800
Pacira Pharmaceuticals, Inc. Senior Unsecured(a) 02/01/19	3.250%	1,900,000	2,220,036
Regeneron Pharmaceuticals, Inc. Senior Unsecured 10/01/16	1.875%	1,120,000	2,288,944
Salix Pharmaceuticals Ltd. Senior Notes(a) 03/15/19	1.500%	5,300,000	5,555,937
Total			67,343,648

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Property & Casualty 0.6%
Radian Group, Inc. Senior Unsecured(g) 03/01/19	2.250%	3,100,000	3,320,875
Railroads 0.8%
Greenbrier Companies, Inc. Senior Unsecured 04/01/18	3.500%	4,500,000	4,370,625
REITs 3.3%
Boston Properties LP Senior Unsecured 05/15/36	3.750%	4,500,000	4,730,625
Forestar Group, Inc. Senior Unsecured 03/01/20	3.750%	2,850,000	2,934,075
SL Green Operating Partnership LP(a) 10/15/17	3.000%	4,800,000	5,526,000
Starwood Property Trust, Inc. Senior Unsecured 03/01/18	4.550%	4,758,000	5,109,331
Total			18,300,031
Retailers 1.0%
priceline.com, Inc. Senior Unsecured(a) 03/15/18	1.000%	5,000,000	5,530,550
Technology 17.1%
Bottomline Technologies de, Inc. Senior Unsecured 12/01/17	1.500%	2,840,000	3,272,305
Ciena Corp. Senior Unsecured(a) 10/15/18	3.750%	4,800,000	5,365,968
Dealertrack Technologies, Inc.(a) 03/15/17	1.500%	4,750,000	5,100,312
EMC Corp. Senior Unsecured 12/01/13	1.750%	6,500,000	9,400,625
Equinix, Inc. Subordinated Notes 10/15/14	3.000%	1,550,000	3,055,438
Intel Corp. 08/01/39	3.250%	8,500,000	10,056,562
Ixia Senior Notes 12/15/15	3.000%	2,700,000	3,402,000

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mentor Graphics Corp. 04/01/31	4.000%	4,740,000	5,498,400
Micron Technology, Inc.(a) Senior Unsecured 02/15/33	1.625%	1,900,000	1,978,090
02/15/33	2.125%	6,850,000	7,018,989
Novellus Systems, Inc. 05/15/41	2.625%	3,000,000	4,220,100
Nuance Communications, Inc. Senior Unsecured 11/01/31	2.750%	4,840,000	4,976,125
ON Semiconductor Corp. 12/15/26	2.625%	5,250,000	5,932,500
Powerwave Technologies, Inc.(e) Subordinated Notes 10/01/27	3.875%	1,900,000	72,438
Salesforce.com, Inc. Senior Unsecured 01/15/15	0.750%	2,000,000	4,021,250
SanDisk Corp. Senior Unsecured 08/15/17	1.500%	3,380,000	4,161,625
Symantec Corp. Senior Unsecured 06/15/13	1.000%	3,400,000	4,182,000
TIBCO Software, Inc. Senior Unsecured(a) 05/01/32	2.250%	5,300,000	5,155,374
TTM Technologies, Inc. Senior Unsecured 05/15/15	3.250%	4,000,000	3,995,000
TiVo, Inc. Senior Unsecured(a) 03/15/16	4.000%	3,900,000	5,265,000
Total			96,130,101
Textile 1.0%
Iconix Brand Group, Inc. Senior Subordinated Notes(a) 06/01/16	2.500%	5,050,000	5,465,817
Tobacco 0.8%
Vector Group Ltd. Senior Unsecured(c) 01/15/19	2.500%	3,900,000	4,382,118
Transportation Services 2.1%
DryShips, Inc. Senior Unsecured 12/01/14	5.000%	7,000,000	5,998,125

Convertible Bonds (continued)

Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wabash National Corp. Senior Unsecured 05/01/18	3.375%	2,400,000	2,832,768
XPO Logistics, Inc. Senior Unsecured 10/01/17	4.500%	2,500,000	3,039,025
Total			11,869,918
Wireless 1.6%
InterDigital, Inc. 03/15/16	2.500%	4,800,000	5,263,680
SBA Communications Corp. Senior Unsecured 10/01/14	4.000%	1,695,000	4,013,972
Total			9,277,652
Total Convertible Bonds (Cost: $389,176,317)			412,272,924

Equity-Linked Notes 0.7%

Issuer	Coupon Rate	Shares	Value ($)
Goldman Sachs Group, Inc. (The) Mandatory Exchangeable Notes (linked to convertible preferred stock of Vertex Pharmaceuticals)(a) 08/27/14	0.500%	93,305	4,250,418
Total Equity-Linked Notes (Cost: $4,275,049)			4,250,418

Money Market Funds 1.4%

Columbia Short-Term Cash Fund, 0.128%(h)(i)	7,891,361	7,891,361
Total Money Market Funds (Cost: $7,891,361)		7,891,361
Total Investments (Cost: $530,506,216)		558,743,280
Other Assets & Liabilities, Net		2,279,232
Net Assets		561,022,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the value of these securities amounted to $133,199,138 or 23.74% of net assets.

(b)  Non-income producing.

(c)  Variable rate security.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2013 was $24,300, representing less than 0.01% of net assets. Information concerning such security holdings at February 28, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
ShengdaTech, Inc. Senior Notes 12/15/15 6.500%	12/10/10 - 12/21/10	2,434,408

(e)  Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At February 28, 2013, the value of these securities amounted to $96,738, which represents 0.02% of net assets.

(f)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2013, the value of these securities amounted to $24,300, which represents less than 0.01% of net assets.

(g)  Represents a security purchased on a when-issued or delayed delivery basis.

(h)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(i)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	368,531	189,234,409	(181,711,579)	7,891,361	15,237	7,891,361

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Financials	2,679,200	—	—	2,679,200
Information Technology	2,917,600	—	—	2,917,600
Utilities	3,193,200	—	—	3,193,200
Convertible Preferred Stocks
Consumer Discretionary	13,157,550	4,033,063	—	17,190,613
Consumer Staples	—	11,011,653	—	11,011,653
Energy	7,191,928	16,874,501	—	24,066,429
Financials	29,655,067	10,846,250	—	40,501,317
Industrials	8,685,300	4,138,275	—	12,823,575
Information Technology	2,996,440	—	—	2,996,440
Utilities	5,486,000	11,462,550	—	16,948,550
Total Equity Securities	75,962,285	58,366,292	—	134,328,577
Bonds
Convertible Bonds
Chemicals	—	—	24,300	24,300
All other industries	—	412,248,624	—	412,248,624
Total Bonds	—	412,248,624	24,300	412,272,924
Other
Equity-Linked Notes	—	4,250,418	—	4,250,418
Money Market Funds	7,891,361	—	—	7,891,361
Total Other	7,891,361	4,250,418	—	12,141,779
Total	83,853,646	474,865,334	24,300	558,743,280

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair value were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period ended, February 28, 2013.

Financial assets were transferred from Level 1 to Level 2 as the market for these assets was deemed not to be active and fair value were consequently obtained using the observable market inputs rather than quoted prices for identical assets as of period end, February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Convertible Securities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$52,502,138	$5,975,400	$5,975,400	$52,502,138

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Convertible Bonds ($)
Balance as of February 29, 2012	362,131
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(a)	(337,831)
Sales	—
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of February 28, 2013	24,300

(a) Change in unrealized appreciation (depreciation) relating to securities held at February 28, 2013 was $(337,831).

The Fund's assets assigned to Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain Convertible Bonds classified as Level 3 are valued using a market approach. To determine fair value for these securities, management considered various factors which may have included, but were limited to, the halt price of the security, the movement in observed market prices for the other securities from the issuer, the movement in certain foreign or domestic market indices, and the estimated earnings of the respective company and market multiples derived from a set comparable companies. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement. Generally, a change in estimated earnings of the respective company may result in a change to the comparable companies and market multiples utilized.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Convertible Securities Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $522,614,855)	$550,851,919
Affiliated issuers (identified cost $7,891,361)	7,891,361
Total investments (identified cost $530,506,216)	558,743,280
Cash	32,802
Receivable for:
Investments sold	1,115,183
Capital shares sold	1,156,630
Dividends	486,333
Interest	3,333,880
Reclaims	1,784
Expense reimbursement due from Investment Manager	3,318
Prepaid expenses	2,402
Total assets	564,875,612
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	3,100,000
Capital shares purchased	474,614
Investment management fees	11,584
Distribution and/or service fees	2,177
Transfer agent fees	81,993
Administration fees	912
Compensation of board members	82,787
Other expenses	99,033
Total liabilities	3,853,100
Net assets applicable to outstanding capital stock	$561,022,512
Represented by
Paid-in capital	$576,918,698
Undistributed net investment income	2,089,221
Accumulated net realized loss	(46,222,471)
Unrealized appreciation (depreciation) on:
Investments	28,237,064
Total — representing net assets applicable to outstanding capital stock	$561,022,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Convertible Securities Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$212,251,779
Shares outstanding	13,535,351
Net asset value per share	$15.68
Maximum offering price per share(a)	$16.64
Class B
Net assets	$1,334,996
Shares outstanding	86,716
Net asset value per share	$15.40
Class C
Net assets	$17,617,488
Shares outstanding	1,126,922
Net asset value per share	$15.63
Class I
Net assets	$180,373,632
Shares outstanding	11,474,017
Net asset value per share	$15.72
Class R
Net assets	$1,893,836
Shares outstanding	120,869
Net asset value per share	$15.67
Class R4
Net assets	$2,677
Shares outstanding	169
Net asset value per share(b)	$15.80
Class R5
Net assets	$2,677
Shares outstanding	169
Net asset value per share(b)	$15.80
Class W
Net assets	$26,639,850
Shares outstanding	1,701,148
Net asset value per share	$15.66
Class Z
Net assets	$120,905,577
Shares outstanding	7,699,200
Net asset value per share	$15.70

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Convertible Securities Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$7,311,838
Dividends — affiliated issuers	15,237
Interest	13,627,987
Income from securities lending — net	151,004
Total income	21,106,066
Expenses:
Investment management fees	4,029,231
Distribution and/or service fees
Class A	480,547
Class B	20,102
Class C	184,657
Class R	9,789
Class W	58,330
Transfer agent fees
Class A	496,224
Class B	5,086
Class C	47,540
Class R	5,048
Class R4(a)	2
Class W	59,849
Class Z	313,273
Administration fees	317,615
Compensation of board members	28,846
Custodian fees	10,344
Printing and postage fees	131,850
Registration fees	142,025
Professional fees	42,206
Other	27,529
Total expenses	6,410,093
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,123,957)
Expense reductions	(1,854)
Total net expenses	5,284,282
Net investment income	15,821,784
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	13,379,079
Foreign currency translations	115
Net realized gain	13,379,194
Net change in unrealized appreciation (depreciation) on:
Investments	10,548,141
Net change in unrealized appreciation (depreciation)	10,548,141
Net realized and unrealized gain	23,927,335
Net increase in net assets resulting from operations	$39,749,119

(a) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Convertible Securities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012(b)
Operations
Net investment income	$15,821,784	$15,647,501
Net realized gain	13,379,194	16,675,985
Net change in unrealized appreciation (depreciation)	10,548,141	(40,544,999)
Net increase (decrease) in net assets resulting from operations	39,749,119	(8,221,513)
Distributions to shareholders
Net investment income
Class A	(5,824,316)	(5,825,865)
Class B	(48,373)	(130,520)
Class C	(426,422)	(409,894)
Class I	(5,875,875)	(4,448,990)
Class R	(55,704)	(22)
Class R4	(22)	—
Class R5	(23)	—
Class W	(748,268)	(23)
Class Z	(4,072,063)	(4,429,884)
Total distributions to shareholders	(17,051,066)	(15,245,198)
Increase (decrease) in net assets from capital stock activity	(31,063,283)	84,968,676
Total increase (decrease) in net assets	(8,365,230)	61,501,965
Net assets at beginning of year	569,387,742	507,885,777
Net assets at end of year	$561,022,512	$569,387,742
Undistributed net investment income	$2,089,221	$2,642,988

(a) Class R4 and Class R5 shares are for the period November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class R and Class W shares are for the period November 16, 2011 (commencement of operations) to February 29, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Convertible Securities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	2,978,867	45,049,079	2,272,231	33,487,733
Distributions reinvested	182,375	2,677,479	158,265	2,252,369
Redemptions	(2,882,841)	(42,782,310)	(3,615,035)	(52,730,837)
Net increase (decrease)	278,401	4,944,248	(1,184,539)	(16,990,735)
Class B shares
Subscriptions	9,141	138,620	21,036	302,932
Distributions reinvested	1,563	22,517	2,689	38,136
Redemptions(c)	(134,684)	(1,961,789)	(604,151)	(8,791,016)
Net decrease	(123,980)	(1,800,652)	(580,426)	(8,449,948)
Class C shares
Subscriptions	124,220	1,848,364	338,701	5,009,845
Distributions reinvested	13,916	203,668	13,798	195,556
Redemptions	(357,837)	(5,295,639)	(406,435)	(5,811,801)
Net decrease	(219,701)	(3,243,607)	(53,936)	(606,400)
Class I shares
Subscriptions	638,685	9,415,136	10,082,655	149,501,517
Distributions reinvested	399,546	5,875,783	317,539	4,448,906
Redemptions	(1,957,488)	(28,708,271)	(3,325,698)	(46,905,955)
Net increase (decrease)	(919,257)	(13,417,352)	7,074,496	107,044,468
Class R shares
Subscriptions	34,136	502,970	143,409	2,071,722
Distributions reinvested	828	12,150	—	—
Redemptions	(52,085)	(772,004)	(5,419)	(81,051)
Net increase (decrease)	(17,121)	(256,884)	137,990	1,990,671
Class R4 shares
Subscriptions	169	2,500	—	—
Net increase	169	2,500	—	—
Class R5 shares
Subscriptions	169	2,500	—	—
Net increase	169	2,500	—	—
Class W shares
Subscriptions	704,883	10,370,297	1,944,273	29,221,765
Distributions reinvested	50,873	748,185	—	—
Redemptions	(978,875)	(14,393,032)	(20,006)	(300,253)
Net increase (decrease)	(223,119)	(3,274,550)	1,924,267	28,921,512
Class Z shares
Subscriptions	3,470,807	51,631,561	4,751,824	70,147,549
Distributions reinvested	86,361	1,266,808	90,235	1,304,380
Redemptions	(4,543,771)	(66,917,855)	(6,852,715)	(98,392,821)
Net decrease	(986,603)	(14,019,486)	(2,010,656)	(26,940,892)
Total net increase (decrease)	(2,211,042)	(31,063,283)	5,307,196	84,968,676

(a) Class R4 and Class 5 are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class R and Class W shares are for the period from November 16, 2011 (commencement of operation) to February 29, 2012.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Convertible Securities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.99		$15.55		$12.92		$9.93		$14.90
Income from investment operations:
Net investment income	0.41		0.42		0.45		0.34		0.29
Net realized and unrealized gain (loss)	0.73		(0.56)		2.67		2.99		(4.73)
Total from investment operations	1.14		(0.14)		3.12		3.33		(4.44)
Less distributions to shareholders:
Net investment income	(0.45)		(0.42)		(0.49)		(0.34)		(0.30)
Net realized gains	—		—		—		—		(0.23)
Total distributions to shareholders	(0.45)		(0.42)		(0.49)		(0.34)		(0.53)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.68		$14.99		$15.55		$12.92		$9.93
Total return	7.84%		(0.75%)		24.72%		33.91%		(30.64%)
Ratios to average net assets(b)(c)
Total gross expenses	1.39%		1.27%		1.31	%(d)	1.24%		1.24	%(d)
Total net expenses(e)	1.15	%(f)	1.12	%(f)	1.15	%(d)(f)	1.20	%(f)	1.21	%(d)(f)
Net investment income	2.80%		2.86%		3.27%		2.88%		2.33%
Supplemental data
Net assets, end of period (in thousands)	$212,252		$198,721		$224,608		$191,414		$154,987
Portfolio turnover	71%		66%		118%		117%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Convertible Securities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.72		$15.28		$12.70		$9.77		$14.66
Income from investment operations:
Net investment income	0.30		0.30		0.35		0.24		0.19
Net realized and unrealized gain (loss)	0.72		(0.55)		2.62		2.94		(4.65)
Total from investment operations	1.02		(0.25)		2.97		3.18		(4.46)
Less distributions to shareholders:
Net investment income	(0.34)		(0.31)		(0.39)		(0.25)		(0.20)
Net realized gains	—		—		—		—		(0.23)
Total distributions to shareholders	(0.34)		(0.31)		(0.39)		(0.25)		(0.43)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.40		$14.72		$15.28		$12.70		$9.77
Total return	7.10%		(1.53%)		23.83%		32.86%		(31.14%)
Ratios to average net assets(b)(c)
Total gross expenses	2.13%		2.04%		2.06	%(d)	1.99%		1.99	%(d)
Total net expenses(e)	1.89	%(f)	1.88	%(f)	1.90	%(d)(f)	1.95	%(f)	1.96	%(d)(f)
Net investment income	2.07%		2.04%		2.61%		2.10%		1.53%
Supplemental data
Net assets, end of period (in thousands)	$1,335		$3,102		$12,089		$24,126		$31,792
Portfolio turnover	71%		66%		118%		117%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Convertible Securities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.95		$15.51		$12.88		$9.91		$14.86
Income from investment operations:
Net investment income	0.30		0.31		0.35		0.25		0.20
Net realized and unrealized gain (loss)	0.72		(0.56)		2.67		2.97		(4.72)
Total from investment operations	1.02		(0.25)		3.02		3.22		(4.52)
Less distributions to shareholders:
Net investment income	(0.34)		(0.31)		(0.39)		(0.25)		(0.20)
Net realized gains	—		—		—		—		(0.23)
Total distributions to shareholders	(0.34)		(0.31)		(0.39)		(0.25)		(0.43)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.63		$14.95		$15.51		$12.88		$9.91
Total return	6.99%		(1.51%)		23.88%		32.80%		(31.13%)
Ratios to average net assets(b)(c)
Total gross expenses	2.14%		2.02%		2.06	%(d)	1.99%		1.99	%(d)
Total net expenses(e)	1.90	%(f)	1.87	%(f)	1.90	%(d)(f)	1.95	%(f)	1.96	%(d)(f)
Net investment income	2.05%		2.10%		2.53%		2.12%		1.54%
Supplemental data
Net assets, end of period (in thousands)	$17,617		$20,127		$21,717		$20,103		$18,239
Portfolio turnover	71%		66%		118%		117%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Convertible Securities Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$15.02	$15.58	$13.69
Income from investment operations:
Net investment income	0.48	0.47	0.17
Net realized and unrealized gain (loss)	0.72	(0.57)	1.86
Total from investment operations	1.20	(0.10)	2.03
Less distributions to shareholders:
Net investment income	(0.50)	(0.46)	(0.14)
Total distributions to shareholders	(0.50)	(0.46)	(0.14)
Net asset value, end of period	$15.72	$15.02	$15.58
Total return	8.29%	(0.43%)	14.92%
Ratios to average net assets(b)
Total gross expenses	0.89%	0.84%	0.90	%(c)
Total net expenses(d)	0.74%	0.77%	0.86	%(c)(e)
Net investment income	3.21%	3.28%	2.63	%(c)
Supplemental data
Net assets, end of period (in thousands)	$180,374	$186,160	$82,875
Portfolio turnover	71%	66%	118%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Convertible Securities Fund

Financial Highlights (continued)

Class R	Year Ended February 28, 2013		Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$14.99		$13.80
Income from investment operations:
Net investment income	0.38		0.11
Net realized and unrealized gain	0.72		1.20	(b)
Total from investment operations	1.10		1.31
Less distributions to shareholders:
Net investment income	(0.42)		(0.12)
Total distributions to shareholders	(0.42)		(0.12)
Net asset value, end of period	$15.67		$14.99
Total return	7.55%		9.57%
Ratios to average net assets(c)
Total gross expenses	1.64%		1.28	%(d)
Total net expenses(e)	1.40	%(f)	1.20	%(d)
Net investment income	2.56%		2.64	%(d)
Supplemental data
Net assets, end of period (in thousands)	$1,894		$2,068
Portfolio turnover	71%		66%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Convertible Securities Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.75
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	1.04
Total from investment operations	1.18
Less distributions to shareholders:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$15.80
Total return	8.05%
Ratios to average net assets(b)
Total gross expenses	1.24	%(c)
Total net expenses(d)	0.92	%(c)
Net investment income	2.96	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	71%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Convertible Securities Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.75
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain	1.04
Total from investment operations	1.18
Less distributions to shareholders:
Net investment income	(0.13)
Total distributions to shareholders	(0.13)
Net asset value, end of period	$15.80
Total return	8.08%
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)
Total net expenses(d)	0.79	%(c)
Net investment income	3.09	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	71%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Convertible Securities Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013		Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$14.98		$13.80
Income from investment operations:
Net investment income	0.42		0.14
Net realized and unrealized gain	0.72		1.17	(b)
Total from investment operations	1.14		1.31
Less distributions to shareholders:
Net investment income	(0.46)		(0.13)
Total distributions to shareholders	(0.46)		(0.13)
Net asset value, end of period	$15.66		$14.98
Total return	7.87%		9.56%
Ratios to average net assets(c)
Total gross expenses	1.39%		0.85	%(d)
Total net expenses(e)	1.15	%(f)	0.77	%(d)
Net investment income	2.83%		3.44	%(d)
Supplemental data
Net assets, end of period (in thousands)	$26,640		$28,830
Portfolio turnover	71%		66%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Convertible Securities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$15.01		$15.58		$12.93		$9.94		$14.91
Income from investment operations:
Net investment income	0.45		0.45		0.49		0.37		0.33
Net realized and unrealized gain (loss)	0.73		(0.57)		2.68		2.99		(4.73)
Total from investment operations	1.18		(0.12)		3.17		3.36		(4.40)
Less distributions to shareholders:
Net investment income	(0.49)		(0.45)		(0.52)		(0.37)		(0.34)
Net realized gains	—		—		—		—		(0.23)
Total distributions to shareholders	(0.49)		(0.45)		(0.52)		(0.37)		(0.57)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.70		$15.01		$15.58		$12.93		$9.94
Total return	8.10%		(0.56%)		25.17%		34.20%		(30.43%)
Ratios to average net assets(b)(c)
Total gross expenses	1.14%		1.02%		1.06	%(d)	0.99%		0.99	%(d)
Total net expenses(e)	0.90	%(f)	0.87	%(f)	0.90	%(d)(f)	0.95	%(f)	0.96	%(d)(f)
Net investment income	3.06%		3.08%		3.52%		3.12%		2.56%
Supplemental data
Net assets, end of period (in thousands)	$120,906		$130,380		$166,597		$198,457		$190,168
Portfolio turnover	71%		66%		118%		117%		92%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Convertible Securities Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Convertible Securities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close

Annual Report 2013
30

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Equity-Linked Notes

The Fund may invest in equity-linked notes (ELNs). An ELN is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELN may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to various risks, including, without limitation, volatility, issuer and market risk. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate).

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the

Annual Report 2013
31

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a

Annual Report 2013
32

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.76% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $2,524.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.26%
Class B	0.25
Class C	0.26
Class R	0.26
Class R4*	0.28
Class R5*	0.05
Class W	0.26
Class Z	0.26

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $1,854.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Annual Report 2013
33

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $54,569 for Class A, $1,269 for Class B and $4,011 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.17%
Class B	1.92
Class C	1.92
Class I	0.74
Class R	1.42
Class R4*	0.92
Class R5*	0.79
Class W	1.17
Class Z	0.92

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.75
Class R	1.36
Class W	1.11
Class Z	0.86

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, principal and/or interest of fixed income securities, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, post-October capital losses and adjustments on certain convertible preferred securities. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do

Annual Report 2013
34

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$675,515
Accumulated net realized gain	(675,515)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$17,051,066	$15,245,198

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,910,320
Accumulated realized loss	(46,078,769)
Unrealized appreciation	27,765,672

At February 28, 2013, the cost of investments for federal income tax purposes was $530,977,608 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$50,572,261
Unrealized depreciation	(22,806,589)
Net unrealized appreciation	27,765,672

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$6,555,090
2018	39,523,679
Total	$46,078,769

For the year ended February 28, 2013, $9,232,349 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $370,368,360 and $402,754,663, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19 , 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2013
35

Columbia Convertible Securities Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 8. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 34.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 34.8% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
36

Columbia Convertible Securities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Convertible Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Convertible Securities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
37

Columbia Convertible Securities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	22.18%
Dividends Received Deduction	19.90%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
38

Columbia Convertible Securities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
39

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
40

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
41

Columbia Convertible Securities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
42

Columbia Convertible Securities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
44

Columbia Convertible Securities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Convertible Securities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN134_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Large Cap Core Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Large Cap Core Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Cap Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Cap Core Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Core Fund (the Fund) Class A shares returned 12.83% excluding sales charges for the 12-month period that ended February 28, 2013,

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period.

>  Good overall stock selection, particularly in the consumer discretionary and information technology areas, aided performance. Disappointing results from a handful of stocks accounted for the modest shortfall relative to the index.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	08/02/99
Excluding sales charges		12.83	4.16	7.77
Including sales charges		6.34	2.94	7.14
Class B	08/02/99
Excluding sales charges		11.93	3.38	6.95
Including sales charges		6.93	3.03	6.95
Class C	08/02/99
Excluding sales charges		11.94	3.37	6.94
Including sales charges		10.94	3.37	6.94
Class I*	09/27/10	13.24	4.48	8.07
Class R5*	11/08/12	13.11	4.40	8.03
Class W*	09/27/10	12.78	4.18	7.80
Class Z	10/02/98	13.08	4.39	8.02
S&P 500 Index		13.46	4.94	8.24

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Cap Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Cap Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 12.83% excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period. Good overall stock selection, particularly in the consumer discretionary and information technology areas, aided returns. Disappointing results from a few individual investments accounted for the modest shortfall relative to the index.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies forged ahead, although mostly at a slower pace, including China.

Consumer, Tech Selections Aided Performance

Consistent with the Fund's fundamental discipline and history, stock selection, rather than sector or industry weights, drove performance. Selections in the consumer discretionary and information technology sectors helped results. In the consumer area, home improvement and hardware retailer Lowe's was a top contributor, as investments in residential housing increased noticeably after a prolonged slump. Media-related investments also did well, most notably Time Warner, which generated healthy earnings gains from its entertainment production and distribution operations, while preparing to shed underperforming assets, including publisher Time-Life. The Fund's innovation theme played out in the strong results from three information technology holdings: eBay, Google and Visa International. They benefited either from the growth of Internet commerce or the increased use of financial transactions. Elsewhere, utility and energy company Sempra posted a big gain as it boosted its stock dividend and improved its future prospects with plans for construction of a major liquefied natural gas (LNG) export terminal. Meanwhile, oil refiner HollyFrontier appreciated as it improved earnings and raised its stock dividend.

Company-specific problems dragged down a handful of holdings, which weighed on performance. Among financials, credit-card issuer Capital One struggled in integrating recent acquisitions and failed to control its costs. In addition, the company experienced weak loan growth at the same time that the credit quality of its customer base appeared to deteriorate. We sold the investment in Capital One, as we did with another underperforming holding, KBR, an energy equipment and services corporation. KBR's earnings were hit by delays in several expected contracts, including for a large liquefied natural gas project. We decided to retain a position in EMC, another poor performer during the period.

Portfolio Management

Peter Santoro, CFA

Craig Leopold, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Chevron Corp.	3.7
Procter & Gamble Co. (The)	3.3
Johnson & Johnson	3.2
Google, Inc., Class A	3.0
Verizon Communications, Inc.	2.7
Philip Morris International, Inc.	2.7
Cisco Systems, Inc.	2.6
McDonald's Corp.	2.6
Wells Fargo & Co.	2.5
Honeywell International, Inc.	2.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Large Cap Core Fund

Manager Discussion of Fund Performance (continued)

A global leader in storage technology, EMC fell victim both to economic weakness in Europe and uncertainty over government spending in the United States. However, we believe institutional spending on data storage has the potential to improve, despite the recent slowdown, and EMC retains a very strong competitive position.

Looking Ahead

At present, we believe that stock valuations remain reasonable, and we remain cautiously optimistic about the equity market in 2013. However, it may be difficult to identify significant growth opportunities because of the many political and economic uncertainties that hover over the market. We intend to remain focused on individual stock selection, searching for under-appreciated stocks. Our bias is to look for higher quality companies with superior growth trends and the ability to generate high levels of cash flow. We expect to favor companies that can grow independently of economic conditions, often by innovation. We look for companies whose managements have demonstrated their concerns for shareholders through steps such as re-structuring and streamlining operations and increasing dividend payouts.

Current holdings place greater emphasis on basic manufacturing corporations, where we see favorable demand trends. By contrast, we have reduced the Fund's exposure to the information technology and consumer discretionary sectors, the latter of which may face difficulties in the face of continued high unemployment and the effects of the recent increase in payroll taxes.

Portfolio Breakdown (%) (at February 28, 2013)
Convertible Preferred Stocks	0.9
Energy	0.9
Common Stocks	97.2
Consumer Discretionary	11.8
Consumer Staples	8.6
Energy	10.4
Financials	14.0
Health Care	13.6
Industrials	12.2
Information Technology	18.7
Materials	2.2
Telecommunication Services	3.6
Utilities	2.1
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Large Cap Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.70		1,018.84	6.20		6.01	1.20
Class B	1,000.00	1,000.00	1,078.40		1,015.12	10.05		9.74	1.95
Class C	1,000.00	1,000.00	1,078.50		1,015.12	10.05		9.74	1.95
Class I	1,000.00	1,000.00	1,084.30		1,020.88	4.08		3.96	0.79
Class R5	1,000.00	1,000.00	1,111.50	*	1,020.88	2.54	*	3.96	0.79 *
Class W	1,000.00	1,000.00	1,082.20		1,018.84	6.20		6.01	1.20
Class Z	1,000.00	1,000.00	1,083.80		1,020.08	4.91		4.76	0.95

*For the period November 8, 2012 through February 28, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Large Cap Core Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.7%

Issuer	Shares	Value ($)
Consumer Discretionary 12.0%
Hotels, Restaurants & Leisure 2.5%
McDonald's Corp.	166,570	15,974,063
Internet & Catalog Retail 1.2%
Amazon.com, Inc.(a)	28,990	7,661,187
Media 4.7%
DISH Network Corp., Class A	139,293	4,847,396
Time Warner, Inc.	247,310	13,149,473
Viacom, Inc., Class B	190,360	11,128,446
Total		29,125,315
Specialty Retail 3.6%
Gap, Inc. (The)	234,712	7,726,719
Lowe's Companies, Inc.	386,410	14,741,542
Total		22,468,261
Total Consumer Discretionary		75,228,826
Consumer Staples 8.7%
Beverages 1.1%
PepsiCo, Inc.	92,200	6,985,994
Food Products 1.6%
Kraft Foods Group, Inc.	209,200	10,139,924
Household Products 3.3%
Procter & Gamble Co. (The)	271,230	20,662,301
Tobacco 2.7%
Philip Morris International, Inc.	181,877	16,687,215
Total Consumer Staples		54,475,434
Energy 10.6%
Energy Equipment & Services 2.1%
Halliburton Co.	313,990	13,033,725
Oil, Gas & Consumable Fuels 8.5%
Anadarko Petroleum Corp.	121,170	9,642,708
Chevron Corp.	198,745	23,282,977
EOG Resources, Inc.	77,690	9,766,410
HollyFrontier Corp.	112,880	6,343,856
Range Resources Corp.	55,620	4,271,616
Total		53,307,567
Total Energy		66,341,292

Common Stocks (continued)

Issuer	Shares	Value ($)
Financials 14.1%
Capital Markets 3.1%
BlackRock, Inc.	37,830	9,069,743
Goldman Sachs Group, Inc. (The)	68,690	10,287,014
Total		19,356,757
Commercial Banks 4.5%
PNC Financial Services Group, Inc.	196,150	12,237,798
Wells Fargo & Co.	451,938	15,853,985
Total		28,091,783
Diversified Financial Services 4.6%
Bank of America Corp.	1,237,170	13,893,419
Citigroup, Inc.	361,299	15,163,719
Total		29,057,138
Insurance 1.9%
ACE Ltd.	141,440	12,077,562
Total Financials		88,583,240
Health Care 13.8%
Biotechnology 1.0%
Onyx Pharmaceuticals, Inc.(a)	27,946	2,104,613
Vertex Pharmaceuticals, Inc.(a)	97,167	4,549,359
Total		6,653,972
Health Care Equipment & Supplies 3.2%
Abbott Laboratories	315,450	10,659,056
Edwards Lifesciences Corp.(a)	48,760	4,189,947
Hologic, Inc.(a)	235,910	5,149,915
Total		19,998,918
Health Care Providers & Services 3.7%
Aetna, Inc.	233,580	11,022,640
Express Scripts Holding Co.(a)	210,300	11,968,173
Total		22,990,813
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.	111,090	8,198,442
Pharmaceuticals 4.6%
Johnson & Johnson	263,667	20,067,695
Merck & Co., Inc.	204,170	8,724,184
Total		28,791,879
Total Health Care		86,634,024

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Cap Core Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 12.4%
Aerospace & Defense 2.5%
Honeywell International, Inc.	221,930	15,557,293
Air Freight & Logistics 1.8%
FedEx Corp.	106,680	11,247,272
Commercial Services & Supplies 1.2%
Tyco International Ltd.	239,121	7,654,263
Electrical Equipment 1.9%
Eaton Corp. PLC	188,781	11,698,759
Industrial Conglomerates 2.1%
General Electric Co.	550,310	12,778,198
Machinery 1.1%
Pall Corp.	103,350	7,046,403
Road & Rail 1.8%
Hertz Global Holdings, Inc.(a)	269,550	5,377,523
JB Hunt Transport Services, Inc.	88,370	6,143,482
Total		11,521,005
Total Industrials		77,503,193
Information Technology 19.0%
Communications Equipment 5.9%
Cisco Systems, Inc.	780,580	16,275,093
F5 Networks, Inc.(a)	82,900	7,828,247
QUALCOMM, Inc.	195,540	12,833,290
Total		36,936,630
Computers & Peripherals 4.0%
Apple, Inc.	30,440	13,436,216
EMC Corp.(a)	491,804	11,316,410
Total		24,752,626
Internet Software & Services 4.0%
eBay, Inc.(a)	115,333	6,306,409
Google, Inc., Class A(a)	23,424	18,767,309
Total		25,073,718
IT Services 1.3%
Cognizant Technology Solutions Corp., Class A(a)	107,630	8,262,755
Semiconductors & Semiconductor Equipment 2.4%
Avago Technologies Ltd.	259,319	8,873,896
Microchip Technology, Inc.	163,840	5,975,245
Total		14,849,141

Common Stocks (continued)

Issuer	Shares	Value ($)
Software 1.4%
Activision Blizzard, Inc.	120,300	1,720,290
Citrix Systems, Inc.(a)	101,970	7,229,673
Total		8,949,963
Total Information Technology		118,824,833
Materials 2.3%
Chemicals 1.5%
Celanese Corp., Class A	82,980	3,887,613
Cytec Industries, Inc.	75,710	5,480,647
Total		9,368,260
Metals & Mining 0.8%
Rio Tinto PLC, ADR	87,720	4,705,301
Total Materials		14,073,561
Telecommunication Services 3.7%
Diversified Telecommunication Services 2.7%
Verizon Communications, Inc.	359,291	16,717,810
Wireless Telecommunication Services 1.0%
Vodafone Group PLC, ADR	253,590	6,375,253
Total Telecommunication Services		23,093,063
Utilities 2.1%
Gas Utilities 1.0%
Questar Corp.	265,970	6,252,955
Multi-Utilities 1.1%
Sempra Energy	89,302	6,944,123
Total Utilities		13,197,078
Total Common Stocks (Cost: $506,681,862)		617,954,544

Convertible Preferred Stocks 0.9%

Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Chesapeake Energy Corp., 5.750%(b)	5,290	5,485,068
Total Energy		5,485,068
Total Convertible Preferred Stocks (Cost: $5,415,784)		5,485,068

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Cap Core Fund

Portfolio of Investments (continued)

February 28, 2013

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(c)(d)	11,840,690	11,840,690
Total Money Market Funds (Cost: $11,840,690)		11,840,690
Total Investments (Cost: $523,938,336)		635,280,302
Other Assets & Liabilities, Net		(9,133,604)
Net Assets		626,146,698

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the value of these securities amounted to $5,485,068 or 0.88% of net assets.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	15,535,546	236,893,659	(240,588,515)	11,840,690	28,063	11,840,690

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Cap Core Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Cap Core Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	75,228,826	—	—	75,228,826
Consumer Staples	54,475,434	—	—	54,475,434
Energy	66,341,292	—	—	66,341,292
Financials	88,583,240	—	—	88,583,240
Health Care	86,634,024	—	—	86,634,024
Industrials	77,503,193	—	—	77,503,193
Information Technology	118,824,833	—	—	118,824,833
Materials	14,073,561	—	—	14,073,561
Telecommunication Services	23,093,063	—	—	23,093,063
Utilities	13,197,078	—	—	13,197,078
Convertible Preferred Stocks
Energy	—	5,485,068	—	5,485,068
Total Equity Securities	617,954,544	5,485,068	—	623,439,612
Other
Money Market Funds	11,840,690	—	—	11,840,690
Total Other	11,840,690	—	—	11,840,690
Total	629,795,234	5,485,068	—	635,280,302

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Cap Core Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $512,097,646)	$623,439,612
Affiliated issuers (identified cost $11,840,690)	11,840,690
Total investments (identified cost $523,938,336)	635,280,302
Receivable for:
Investments sold	59,258,984
Capital shares sold	233,731
Dividends	1,180,600
Reclaims	3,786
Prepaid expenses	4,650
Trustees' deferred compensation plan	11,609
Total assets	695,973,662
Liabilities
Payable for:
Investments purchased	1,696,385
Capital shares purchased	67,836,121
Investment management fees	13,267
Distribution and/or service fees	937
Transfer agent fees	85,918
Administration fees	1,115
Compensation of board members	101,025
Expense reimbursement due to Investment Manager	219
Other expenses	80,368
Trustees' deferred compensation plan	11,609
Total liabilities	69,826,964
Net assets applicable to outstanding capital stock	$626,146,698
Represented by
Paid-in capital	$431,753,519
Undistributed net investment income	734,125
Accumulated net realized gain	82,317,816
Unrealized appreciation (depreciation) on:
Investments	111,341,966
Foreign currency translations	(728)
Total — representing net assets applicable to outstanding capital stock	$626,146,698

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Cap Core Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$120,365,455
Shares outstanding	7,916,045
Net asset value per share	$15.21
Maximum offering price per share(a)	$16.14
Class B
Net assets	$700,206
Shares outstanding	47,838
Net asset value per share	$14.64
Class C
Net assets	$3,436,337
Shares outstanding	234,870
Net asset value per share	$14.63
Class I
Net assets	$128,241,358
Shares outstanding	8,462,269
Net asset value per share	$15.15
Class R5
Net assets	$2,656
Shares outstanding	173
Net asset value per share	$15.35
Class W
Net assets	$3,221
Shares outstanding	212
Net asset value per share(b)	$15.20
Class Z
Net assets	$373,397,465
Shares outstanding	24,646,645
Net asset value per share	$15.15

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Cap Core Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$15,013,933
Dividends — affiliated issuers	28,063
Interest	2,931
Income from securities lending — net	51,567
Foreign taxes withheld	(12,834)
Total income	15,083,660
Expenses:
Investment management fees	5,618,096
Distribution and/or service fees
Class A	294,571
Class B	6,995
Class C	27,957
Class W	8
Transfer agent fees
Class A	227,739
Class B	1,351
Class C	5,380
Class W	6
Class Z	1,094,665
Administration fees	470,848
Compensation of board members	38,019
Custodian fees	10,274
Printing and postage fees	82,484
Registration fees	109,971
Professional fees	22,057
Other	33,266
Total expenses	8,043,687
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(284,624)
Expense reductions	(5,443)
Total net expenses	7,753,620
Net investment income	7,330,040
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	163,873,038
Options contracts written	3,922
Net realized gain	163,876,960
Net change in unrealized appreciation (depreciation) on:
Investments	(78,364,566)
Foreign currency translations	(77)
Net change in unrealized appreciation (depreciation)	(78,364,643)
Net realized and unrealized gain	85,512,317
Net increase in net assets resulting from operations	$92,842,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Cap Core Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$7,330,040	$11,895,732
Net realized gain	163,876,960	61,028,187
Net change in unrealized appreciation (depreciation)	(78,364,643)	(49,265,246)
Net increase in net assets resulting from operations	92,842,357	23,658,673
Distributions to shareholders
Net investment income
Class A	(1,076,421)	(905,722)
Class B	(1,354)	(1,257)
Class C	(5,754)	(3,321)
Class I	(1,584,826)	(1,919,215)
Class R5	(27)	—
Class W	(29)	(23)
Class Z	(5,353,527)	(8,396,793)
Net realized gains
Class A	(4,007,588)	—
Class B	(23,331)	—
Class C	(101,913)	—
Class I	(4,219,734)	—
Class R5	(88)	—
Class W	(108)	—
Class Z	(15,036,075)	—
Total distributions to shareholders	(31,410,775)	(11,226,331)
Increase (decrease) in net assets from capital stock activity	(506,304,449)	(185,782,787)
Proceeds from regulatory settlements (Note 6)	—	64,591
Total decrease in net assets	(444,872,867)	(173,285,854)
Net assets at beginning of year	1,071,019,565	1,244,305,419
Net assets at end of year	$626,146,698	$1,071,019,565
Undistributed net investment income	$734,125	$1,382,613

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Cap Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	476,836	6,902,383	520,353	6,582,973
Fund merger	—	—	34,275	460,907
Distributions reinvested	88,054	1,257,399	15,512	197,131
Redemptions	(1,125,296)	(16,403,955)	(1,563,986)	(20,552,117)
Net decrease	(560,406)	(8,244,173)	(993,846)	(13,311,106)
Class B shares
Subscriptions	3,698	52,520	3,792	49,240
Distributions reinvested	1,002	13,798	52	637
Redemptions(b)	(16,725)	(232,219)	(68,737)	(872,316)
Net decrease	(12,025)	(165,901)	(64,893)	(822,439)
Class C shares
Subscriptions	61,098	857,831	33,247	403,474
Fund merger	—	—	14,642	190,045
Distributions reinvested	5,707	78,565	171	2,096
Redemptions	(27,016)	(370,894)	(50,144)	(616,794)
Net increase (decrease)	39,789	565,502	(2,084)	(21,179)
Class I shares
Subscriptions	603,974	8,378,312	6,461,139	87,125,127
Distributions reinvested	408,241	5,804,411	151,420	1,919,181
Redemptions	(1,296,672)	(18,797,963)	(7,777,573)	(102,134,050)
Net decrease	(284,457)	(4,615,240)	(1,165,014)	(13,089,742)
Class R5 shares
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Class Z shares
Subscriptions	2,410,751	34,663,296	4,649,967	61,005,623
Fund merger	—	—	7,530,591	100,981,718
Distributions reinvested	292,445	4,153,989	330,829	4,191,690
Redemptions	(36,835,629)	(532,664,422)	(24,897,373)	(324,717,352)
Net decrease	(34,132,433)	(493,847,137)	(12,385,986)	(158,538,321)
Total net decrease	(34,949,359)	(506,304,449)	(14,611,823)	(185,782,787)

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Cap Core Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.09		$13.73		$11.48		$7.95		$13.66
Income from investment operations:
Net investment income	0.10		0.10		0.05		0.08		0.13
Net realized and unrealized gain (loss)	1.66		0.36		2.26		3.57		(5.49)
Total from investment operations	1.76		0.46		2.31		3.65		(5.36)
Less distributions to shareholders:
Net investment income	(0.13)		(0.10)		(0.06)		(0.12)		(0.10)
Net realized gains	(0.51)		—		—		—		(0.25)
Total distributions to shareholders	(0.64)		(0.10)		(0.06)		(0.12)		(0.35)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$15.21		$14.09		$13.73		$11.48		$7.95
Total return	12.83%		3.45%		20.16%		45.99%		(40.12%)
Ratios to average net assets(b)(c)
Total gross expenses	1.23%		1.21	%(d)	1.20	%(d)	1.18	%(d)	1.15	%(d)
Total net expenses(e)	1.19	%(f)	1.16	%(d)(f)	1.20	%(d)(f)	1.18	%(d)(f)	1.15	%(d)(f)
Net investment income	0.70%		0.77%		0.38%		0.78%		1.10%
Supplemental data
Net assets, end of period (in thousands)	$120,365		$119,434		$130,039		$131,652		$95,714
Portfolio turnover	147%		197%		171%		165%		156%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Cap Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.59		$13.25		$11.11		$7.71		$13.23
Income from investment operations:
Net investment income (loss)	(0.01)		(0.00	)(a)	(0.04)		0.00	(a)	0.03
Net realized and unrealized gain (loss)	1.60		0.36		2.18		3.44		(5.28)
Total from investment operations	1.59		0.36		2.14		3.44		(5.25)
Less distributions to shareholders:
Net investment income	(0.03)		(0.02)		—		(0.04)		(0.02)
Net realized gains	(0.51)		—		—		—		(0.25)
Total distributions to shareholders	(0.54)		(0.02)		—		(0.04)		(0.27)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$14.64		$13.59		$13.25		$11.11		$7.71
Total return	11.93%		2.72%		19.26%		44.74%		(40.51%)
Ratios to average net assets(b)(c)
Total gross expenses	1.98%		1.96	%(d)	1.95	%(d)	1.93	%(d)	1.90	%(d)
Total net expenses(e)	1.94	%(f)	1.91	%(d)(f)	1.95	%(d)(f)	1.93	%(d)(f)	1.90	%(d)(f)
Net investment income (loss)	(0.05%)		(0.04%)		(0.36%)		0.04%		0.28%
Supplemental data
Net assets, end of period (in thousands)	$700		$813		$1,653		$2,696		$3,300
Portfolio turnover	147%		197%		171%		165%		156%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Cap Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.58		$13.25		$11.11		$7.70		$13.23
Income from investment operations:
Net investment income (loss)	(0.01)		0.00	(a)	(0.04)		0.00	(a)	0.04
Net realized and unrealized gain (loss)	1.60		0.35		2.18		3.45		(5.30)
Total from investment operations	1.59		0.35		2.14		3.45		(5.26)
Less distributions to shareholders:
Net investment income	(0.03)		(0.02)		—		(0.04)		(0.02)
Net realized gains	(0.51)		—		—		—		(0.25)
Total distributions to shareholders	(0.54)		(0.02)		—		(0.04)		(0.27)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$14.63		$13.58		$13.25		$11.11		$7.70
Total return	11.94%		2.64%		19.26%		44.93%		(40.58%)
Ratios to average net assets(b)(c)
Total gross expenses	1.98%		1.96	%(d)	1.95	%(d)	1.93	%(d)	1.90	%(d)
Total net expenses(e)	1.94	%(f)	1.91	%(d)(f)	1.95	%(d)(f)	1.93	%(d)(f)	1.90	%(d)(f)
Net investment income (loss)	(0.04%)		0.02%		(0.36%)		0.03%		0.39%
Supplemental data
Net assets, end of period (in thousands)	$3,436		$2,649		$2,612		$2,449		$1,559
Portfolio turnover	147%		197%		171%		165%		156%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Cap Core Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$14.04	$13.69		$11.78
Income from investment operations:
Net investment income	0.16	0.15		0.04
Net realized and unrealized gain	1.65	0.36		1.96
Total from investment operations	1.81	0.51		2.00
Less distributions to shareholders:
Net investment income	(0.19)	(0.16)		(0.09)
Net realized gains	(0.51)	—		—
Total distributions to shareholders	(0.70)	(0.16)		(0.09)
Proceeds from regulatory settlements	—	0.00	(b)	—
Net asset value, end of period	$15.15	$14.04		$13.69
Total return	13.24%	3.82%		16.99%
Ratios to average net assets(c)(d)
Total gross expenses	0.79%	0.76	%(e)	0.79	%(e)(f)
Total net expenses(g)	0.79%	0.76	%(e)(h)	0.79	%(e)(f)(h)
Net investment income	1.11%	1.18%		0.64	%(f)
Supplemental data
Net assets, end of period (in thousands)	$128,241	$122,828		$135,677
Portfolio turnover	147%	197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Cap Core Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.45
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	1.51
Total from investment operations	1.57
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.51)
Total distributions to shareholders	(0.67)
Net asset value, end of period	$15.35
Total return	11.15%
Ratios to average net assets(b)
Total gross expenses	0.79	%(c)
Total net expenses(d)	0.79	%(c)
Net investment income	1.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	147%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Cap Core Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$14.09		$13.73		$11.80
Income from investment operations:
Net investment income	0.10		0.11		0.03
Net realized and unrealized gain	1.66		0.36		1.95
Total from investment operations	1.76		0.47		1.98
Less distributions to shareholders:
Net investment income	(0.14)		(0.11)		(0.05)
Net realized gains	(0.51)		—		—
Total distributions to shareholders	(0.65)		(0.11)		(0.05)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$15.20		$14.09		$13.73
Total return	12.78%		3.48%		16.77%
Ratios to average net assets(c)(d)
Total gross expenses	1.20%		1.18	%(e)	1.16	%(e)(f)
Total net expenses(g)	1.17	%(h)	1.14	%(e)(h)	1.16	%(e)(f)(h)
Net investment income	0.72%		0.81%		0.50	%(f)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3
Portfolio turnover	147%		197%		171%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Large Cap Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.04		$13.69		$11.45		$7.93		$13.66
Income from investment operations:
Net investment income	0.13		0.13		0.08		0.11		0.16
Net realized and unrealized gain (loss)	1.66		0.36		2.25		3.55		(5.48)
Total from investment operations	1.79		0.49		2.33		3.66		(5.32)
Less distributions to shareholders:
Net investment income	(0.17)		(0.14)		(0.09)		(0.14)		(0.16)
Net realized gains	(0.51)		—		—		—		(0.25)
Total distributions to shareholders	(0.68)		(0.14)		(0.09)		(0.14)		(0.41)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.00	(a)	—
Net asset value, end of period	$15.15		$14.04		$13.69		$11.45		$7.93
Total return	13.08%		3.65%		20.40%		46.30%		(39.95%)
Ratios to average net assets(b)(c)
Total gross expenses	0.98%		0.95	%(d)	0.95	%(d)	0.93	%(d)	0.90	%(d)
Total net expenses(e)	0.93	%(f)	0.91	%(d)(f)	0.95	%(d)(f)	0.93	%(d)(f)	0.90	%(d)(f)
Net investment income	0.90%		0.99%		0.64%		1.03%		1.35%
Supplemental data
Net assets, end of period (in thousands)	$373,397		$825,292		$974,320		$988,640		$712,304
Portfolio turnover	147%		197%		171%		165%		156%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Large Cap Core Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Large Cap Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2013
24

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option contracts to enhance total return. Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the

Annual Report 2013
25

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts.

Contracts and premiums associated with options contracts written for the year ended February 28, 2013 are as follows:

	Calls
	Contracts	Premiums
Balance at February 29, 2012	—	$—
Opened	700	13,282
Closed	(700)	(13,282)
Balance at February 28, 2013	—	$—

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

At February 28, 2013, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Options Contracts Written and Purchased ($)
Equity contracts	3,922

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Options contracts	700

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially

Annual Report 2013
26

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $3,360.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Annual Report 2013
27

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R5*	0.05
Class W	0.20
Class Z	0.19

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $5,443.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,670 for Class A, $782 for Class B and $91 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed

Annual Report 2013
28

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

the following annual rates as a percentage of the class' average daily net assets:

Class A	1.20%
Class B	1.95
Class C	1.95
Class I	0.82
Class R5*	0.87
Class W	1.20
Class Z	0.95

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.16%
Class B	1.91
Class C	1.91
Class I	0.81
Class W	1.16
Class Z	0.91

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At February 28, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$43,410
Accumulated net realized gain	(43,410)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$8,021,938	$11,226,331
Long-term capital gains	23,388,837	—
Total	$31,410,775	$11,226,331

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,329,402
Undistributed accumulated long-term capital gains	82,584,977
Unrealized appreciation	110,591,514

At February 28, 2013, the cost of investments for federal income tax purposes was $524,688,788 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$111,881,765
Unrealized depreciation	(1,290,251)
Net unrealized appreciation	$110,591,514

For the year ended February 28, 2013, $52,694,574 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally,

Annual Report 2013
29

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,191,192,443 and $1,715,564,325, respectively, for the year ended February 28, 2013.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $64,591 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 59.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Affiliated shareholder accounts owned 18.5% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 11. Fund Merger

At the close of business on March 11, 2011, the Fund acquired the assets and assumed the identified liabilities of Columbia Blended Equity Fund, a series of Columbia Funds Series Trust I (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

Annual Report 2013
30

Columbia Large Cap Core Fund

Notes to Financial Statements (continued)

February 28, 2013

The aggregate net assets of the Fund immediately before the acquisition were $1,218,171,435 and the combined net assets immediately after the acquisition were $1,391,804,105.

The merger was accomplished by a tax-free exchange of 6,625,629 shares of the acquired fund valued at $101,632,670 (including $34,347,901 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	34,275
Class C	14,642
Class Z	7,530,591

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011 the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended February 29, 2012, would have been approximately $11.9 million, $66.6 million, $(56.5) million and $22.0 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia Large Cap Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Large Cap Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Core Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
32

Columbia Large Cap Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	100%
Capital Gain Dividend	$111,272,505

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
33

Columbia Large Cap Core Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
34

Columbia Large Cap Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
35

Columbia Large Cap Core Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
36

Columbia Large Cap Core Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
37

Columbia Large Cap Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
40

Columbia Large Cap Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Large Cap Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN172_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Large Cap Enhanced Core Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Large Cap Enhanced Core Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Cap Enhanced Core Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Cap Enhanced Core Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Enhanced Core Fund (the Fund) Class A shares returned 11.71% for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period.

>  Stock selection in consumer discretionary, information technology, industrials and financials generally accounted for the Fund's shortfall relative to the benchmark during the period.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	07/31/96	11.71	4.69	8.08
Class I*	09/27/10	12.15	4.87	8.17
Class R*	01/23/06	11.54	4.44	7.81
Class Y*	07/15/09	12.13	4.97	8.22
Class Z	07/31/96	12.02	4.96	8.35
S&P 500 Index		13.46	4.94	8.24

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Cap Enhanced Core Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Enhanced Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Cap Enhanced Core Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 11.71%. The Fund lagged its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period. Stock selection in consumer discretionary, information technology, industrials and financials generally accounted for the Fund's shortfall relative to the benchmark. Stock selection in health care, energy and materials was generally favorable. The Fund's sector allocations were generally in line with the benchmark and did not have a material impact on results for the period.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies forged ahead, although mostly at a slower pace, including China.

Investors Were "Risk On" for the Period

Generally speaking, the riskiest stocks generated the best performance during the period. Within the benchmark S&P 500 Index, the stocks with the highest leverage outperformed stocks with the lowest leverage by about four percentage points. The quintile (20%) of stocks that appeared least expensive based on earnings underperformed the quintile that looked most expensive, also by about four percentage points, and the largest stocks within the benchmark, by weight, underperformed by more than eight percentage points. However, the highest beta stocks — the most volatile quintile in the benchmark — underperformed the lowest beta stocks by almost 12 percentage points. Non-dividend paying stocks outperformed, but they only outperformed the dividend-paying stocks with the highest yields — and only by a slim margin.

The components of the Fund's stock selection model were consistent with the "risk-on" trend. We divide the metrics for our stock selection model into three broad categories: valuation (fundamental measures such as earnings and cash flow relative to market values), catalyst (price momentum and business momentum), and quality (quality of earnings and financial strength). The stocks that we consider to be the highest quality (top 20% of stocks in the S&P 500 Index, ranked using our aggregate quality score) underperformed the lowest quality stocks (bottom 20%). However, the highest quintile of stocks ranked on our catalyst measures outperformed the lowest catalyst quintile and were the biggest positive driver of Fund returns relative to the benchmark.

The Fund's valuation metrics were more neutral, with the top quintile of stocks ranked on valuation outperforming the bottom quintile of stocks by slightly less than two percentage points. However, the positive contribution from our

Portfolio Management

Brian Condon, CFA

Oliver Buckley

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Apple, Inc.	3.7
Exxon Mobil Corp.	2.5
Chevron Corp.	2.4
Microsoft Corp.	2.3
JPMorgan Chase & Co.	2.2
Pfizer, Inc.	2.2
Google, Inc., Class A	2.1
Philip Morris International, Inc.	1.8
Oracle Corp.	1.8
Verizon Communications, Inc.	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Large Cap Enhanced Core Fund

Manager Discussion of Fund Performance (continued)

valuation and quality measures wasn't enough to overcome the headwind from the quality measures, and our top-ranked quintile of stocks for the aggregate stock selection model slightly underperformed the benchmark slightly.

Health Care, Energy and Materials Investments Bolstered Performance

The three top sectors contributing to Fund performance were health care, energy and materials. In the health care sector, the Fund had more exposure than the benchmark to Merck, which was a standout performer during the period. Within the energy sector, overweights relative to the benchmark to Valero Energy and Tesoro aided results, as both were very strong performers during the period. An overweight in Discover Financial bolstered relative returns in the financials sector due to the stock's solid results. Intel did poorly for the period; as a result, the Fund's underweight in the stock aided relative returns.

Stock Selection Detracted from Returns in Several Sectors

The Fund gave up ground in the consumer discretionary, technology, industrials, financials, consumer staples and utilities sector. Stock selection generally accounted for the shortfall in these sectors. In the consumer discretionary sector, Apollo Group, a for-profit higher education company, lost significant ground. In the energy sector, Apache sustained a significant loss during the period. In the industrials sector, both Pitney Bowes and R.R. Donnelley & Sons were weak performers. In technology, Advanced Micro Devices was a disappointment. In all five instances, losses were amplified by overweights in the stocks relative to the benchmark.

Looking Forward

The market has had to absorb a mixed bag of economic data, including news that U.S. economic growth was just barely positive in the fourth quarter of 2012, impaired by the biggest cut in defense spending in 40 years, declining exports and sluggish growth in corporate inventories. Personal consumption advanced moderately but appears to be decelerating as consumers react to a 2% payroll tax increase. On a more positive note, home sales in 2012 reached their highest level since 2007, and the economy added more than a million new jobs in the last five months of the period.

Fourth quarter earnings reported early in 2013 modestly beat expectations, and even with a cautious outlook for 2013, investors seemed to give companies the benefit of the doubt that they can manage through a tough demand environment. This may be based on a general belief that the risk of extreme events is dropping. Nonetheless, the many economic and investment challenges we face in the year ahead will likely result in continued market volatility. Yet, equity valuations still currently appear reasonable relative to fixed-income alternatives, and corporate balance sheets are in good condition, with low debt and high cash levels. As a result, even a slower rate of economic growth may be sufficient to sustain a healthy equities market.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.3
Consumer Discretionary	10.9
Consumer Staples	10.9
Energy	10.6
Financials	15.1
Health Care	12.3
Industrials	9.7
Information Technology	17.8
Materials	3.2
Telecommunication Services	3.3
Utilities	3.5
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Large Cap Enhanced Core Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,074.90	1,020.53	4.42	4.31	0.86
Class I	1,000.00	1,000.00	1,076.90	1,022.51	2.37	2.31	0.46
Class R	1,000.00	1,000.00	1,074.40	1,019.29	5.71	5.56	1.11
Class Y	1,000.00	1,000.00	1,076.80	1,022.51	2.37	2.31	0.46
Class Z	1,000.00	1,000.00	1,075.90	1,021.77	3.14	3.06	0.61

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.2%

Issuer	Shares	Value ($)
Consumer Discretionary 10.9%
Auto Components 0.4%
Delphi Automotive PLC(a)	24,600	1,029,510
Hotels, Restaurants & Leisure 0.3%
Yum! Brands, Inc.	11,600	759,568
Media 5.0%
Comcast Corp., Class A	105,100	4,181,929
DIRECTV(a)	52,000	2,504,840
Discovery Communications, Inc., Class A(a)	36,800	2,698,544
Gannett Co., Inc.	46,100	925,227
Scripps Networks Interactive, Inc., Class A	34,700	2,187,835
Time Warner Cable, Inc.	10,200	881,178
Total		13,379,553
Multiline Retail 0.9%
Macy's, Inc.	56,700	2,330,370
Specialty Retail 4.3%
Gap, Inc. (The)	66,100	2,176,012
Home Depot, Inc. (The)	61,300	4,199,050
PetSmart, Inc.	3,600	234,396
Ross Stores, Inc.	39,900	2,312,604
TJX Companies, Inc.	61,100	2,747,667
Total		11,669,729
Total Consumer Discretionary		29,168,730
Consumer Staples 10.9%
Beverages 0.8%
Coca-Cola Co. (The)	26,200	1,014,464
Coca-Cola Enterprises, Inc.	10,800	386,424
PepsiCo, Inc.	10,100	765,277
Total		2,166,165
Food & Staples Retailing 4.1%
CVS Caremark Corp.	65,300	3,338,136
Kroger Co. (The)	33,600	981,456
Safeway, Inc.	100,600	2,400,316
Wal-Mart Stores, Inc.	59,600	4,218,488
Total		10,938,396
Food Products 1.8%
Campbell Soup Co.	55,100	2,267,916
General Mills, Inc.	9,900	457,875
Tyson Foods, Inc., Class A	95,800	2,171,786
Total		4,897,577

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 1.0%
Kimberly-Clark Corp.	8,700	820,236
Procter & Gamble Co. (The)	23,200	1,767,376
Total		2,587,612
Tobacco 3.2%
Altria Group, Inc.	51,900	1,741,245
Lorillard, Inc.	55,400	2,135,116
Philip Morris International, Inc.	51,400	4,715,950
Total		8,592,311
Total Consumer Staples		29,182,061
Energy 10.6%
Energy Equipment & Services 1.2%
Diamond Offshore Drilling, Inc.	29,300	2,041,624
Ensco PLC, Class A	9,000	541,260
Nabors Industries Ltd.(a)	27,900	467,604
Total		3,050,488
Oil, Gas & Consumable Fuels 9.4%
Apache Corp.	32,400	2,406,348
Chevron Corp.	52,700	6,173,805
ConocoPhillips	56,700	3,285,765
Exxon Mobil Corp.	72,900	6,528,195
Marathon Oil Corp.	40,800	1,366,800
Marathon Petroleum Corp.	6,700	555,296
Tesoro Corp.	39,100	2,198,984
Valero Energy Corp.	61,800	2,817,462
Total		25,332,655
Total Energy		28,383,143
Financials 15.1%
Capital Markets 2.2%
Franklin Resources, Inc.	16,700	2,358,875
Goldman Sachs Group, Inc. (The)	23,400	3,504,384
Total		5,863,259
Commercial Banks 1.5%
Fifth Third Bancorp	136,800	2,166,912
Wells Fargo & Co.	53,300	1,869,764
Total		4,036,676
Consumer Finance 0.9%
SLM Corp.	125,400	2,378,838

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Diversified Financial Services 4.2%
Citigroup, Inc.	106,700	4,478,199
JPMorgan Chase & Co.	119,500	5,845,940
Moody's Corp.	20,500	985,230
Total		11,309,369
Insurance 4.5%
Allstate Corp. (The)	54,200	2,494,284
Aon PLC	32,900	2,009,861
Berkshire Hathaway, Inc., Class B(a)	12,200	1,246,352
Lincoln National Corp.	66,100	1,952,594
MetLife, Inc.	53,300	1,888,952
Prudential Financial, Inc.	43,800	2,433,966
Total		12,026,009
Real Estate Investment Trusts (REITs) 1.8%
Public Storage	11,400	1,723,794
Simon Property Group, Inc.	19,100	3,034,226
Ventas, Inc.	3,900	276,042
Total		5,034,062
Total Financials		40,648,213
Health Care 12.3%
Biotechnology 1.7%
Amgen, Inc.	9,500	868,395
Celgene Corp.(a)	15,800	1,630,244
Gilead Sciences, Inc.(a)	50,500	2,156,855
Total		4,655,494
Health Care Equipment & Supplies 2.8%
Abbott Laboratories	31,200	1,054,248
Becton Dickinson and Co.	25,900	2,280,754
Boston Scientific Corp.(a)	56,600	418,274
CareFusion Corp.(a)	25,500	834,870
St. Jude Medical, Inc.	49,100	2,013,100
Zimmer Holdings, Inc.	10,100	757,096
Total		7,358,342
Health Care Providers & Services 1.4%
AmerisourceBergen Corp.	32,900	1,552,880
Cardinal Health, Inc.	50,100	2,315,121
Total		3,868,001

Common Stocks (continued)

Issuer	Shares	Value ($)
Pharmaceuticals 6.4%
AbbVie, Inc.	31,200	1,151,904
Bristol-Myers Squibb Co.	84,600	3,127,662
Eli Lilly & Co.	57,300	3,132,018
Johnson & Johnson	27,100	2,062,581
Merck & Co., Inc.	43,800	1,871,574
Pfizer, Inc.	209,500	5,734,015
Total		17,079,754
Total Health Care		32,961,591
Industrials 9.7%
Aerospace & Defense 2.5%
Boeing Co. (The)	19,600	1,507,240
General Dynamics Corp.	12,500	849,625
Northrop Grumman Corp.	35,000	2,298,800
Raytheon Co.	39,800	2,171,886
Total		6,827,551
Air Freight & Logistics 1.2%
United Parcel Service, Inc., Class B	37,900	3,132,435
Airlines 0.8%
Southwest Airlines Co.	197,300	2,308,410
Electrical Equipment 1.8%
Emerson Electric Co.	45,800	2,596,860
Rockwell Automation, Inc.	24,100	2,177,194
Total		4,774,054
Industrial Conglomerates 2.0%
Danaher Corp.	45,500	2,802,800
General Electric Co.(b)	109,300	2,537,946
Total		5,340,746
Machinery 1.0%
Illinois Tool Works, Inc.	43,000	2,644,500
Professional Services 0.4%
Dun & Bradstreet Corp. (The)	10,500	846,300
Equifax, Inc.	3,900	214,968
Total		1,061,268
Total Industrials		26,088,964

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 17.7%
Communications Equipment 1.6%
Cisco Systems, Inc.	205,800	4,290,930
QUALCOMM, Inc.	1,700	111,571
Total		4,402,501
Computers & Peripherals 5.2%
Apple, Inc.	22,100	9,754,940
EMC Corp.(a)	118,400	2,724,384
Seagate Technology PLC	8,200	263,712
Western Digital Corp.	26,900	1,268,604
Total		14,011,640
Internet Software & Services 2.7%
Google, Inc., Class A(a)	6,800	5,448,160
VeriSign, Inc.(a)	41,700	1,909,860
Total		7,358,020
IT Services 2.2%
Accenture PLC, Class A	8,600	639,496
International Business Machines Corp.	11,100	2,229,213
Mastercard, Inc., Class A	6,000	3,106,920
Total		5,975,629
Semiconductors & Semiconductor Equipment 1.2%
Broadcom Corp., Class A	25,900	883,449
Intel Corp.	5,900	123,015
Linear Technology Corp.	500	19,120
NVIDIA Corp.	167,300	2,118,018
Total		3,143,602
Software 4.8%
CA, Inc.	84,700	2,074,303
Microsoft Corp.(b)	217,800	6,054,840
Oracle Corp.	134,500	4,607,970
Total		12,737,113
Total Information Technology		47,628,505
Materials 3.2%
Chemicals 3.0%
CF Industries Holdings, Inc.	11,100	2,229,213
Eastman Chemical Co.	34,000	2,370,820
LyondellBasell Industries NV, Class A	42,600	2,497,212
Mosaic Co. (The)	13,800	807,852
Total		7,905,097

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc.	17,300	552,216
Total Materials		8,457,313
Telecommunication Services 3.3%
Diversified Telecommunication Services 3.3%
AT&T, Inc.	119,900	4,305,609
Verizon Communications, Inc.	97,600	4,541,328
Total		8,846,937
Total Telecommunication Services		8,846,937
Utilities 3.5%
Electric Utilities 1.6%
American Electric Power Co., Inc.	51,600	2,414,364
Pinnacle West Capital Corp.	32,800	1,834,832
Total		4,249,196
Independent Power Producers & Energy Traders 0.8%
AES Corp. (The)	189,100	2,197,342
Multi-Utilities 1.1%
Ameren Corp.	10,600	358,174
CenterPoint Energy, Inc.	12,500	267,875
Public Service Enterprise Group, Inc.	73,500	2,395,365
Total		3,021,414
Total Utilities		9,467,952
Total Common Stocks (Cost: $178,497,450)		260,833,409
Money Market Funds 2.7%
Columbia Short-Term Cash Fund, 0.128%(c)(d)	7,247,525	7,247,525

Total Money Market Funds (Cost: $7,247,525)	7,247,525
Total Investments (Cost: $185,744,975)	268,080,934
Other Assets & Liabilities, Net	388,291
Net Assets	268,469,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2013

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	21	7,944,825	March 2013	388,929	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At February 28, 2013, investments in securities included securities valued at $3,383,400 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,604,916	93,452,380	(90,809,771)	7,247,525	9,245	7,247,525

(d)  The rate shown is the seven-day current annualized yield at February 28, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Cap Enhanced Core Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	29,168,730	—	—	29,168,730
Consumer Staples	29,182,061	—	—	29,182,061
Energy	28,383,143	—	—	28,383,143
Financials	40,648,213	—	—	40,648,213
Health Care	32,961,591	—	—	32,961,591
Industrials	26,088,964	—	—	26,088,964
Information Technology	47,628,505	—	—	47,628,505
Materials	8,457,313	—	—	8,457,313
Telecommunication Services	8,846,937	—	—	8,846,937
Utilities	9,467,952	—	—	9,467,952
Total Equity Securities	260,833,409	—	—	260,833,409
Other
Money Market Funds	7,247,525	—	—	7,247,525
Total Other	7,247,525	—	—	7,247,525
Investments in Securities	268,080,934	—	—	268,080,934
Derivatives
Assets
Futures Contracts	388,929	—	—	388,929
Total	268,469,863	—	—	268,469,863

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Cap Enhanced Core Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $178,497,450)	$260,833,409
Affiliated issuers (identified cost $7,247,525)	7,247,525
Total investments (identified cost $185,744,975)	268,080,934
Receivable for:
Investments sold	40,755,295
Capital shares sold	203,251
Dividends	767,158
Expense reimbursement due from Investment Manager	1,734
Prepaid expenses	1,791
Total assets	309,810,163
Liabilities
Payable for:
Investments purchased	11,520,243
Capital shares purchased	29,333,053
Variation margin on futures contracts	125,041
Investment management fees	4,408
Distribution and/or service fees	107
Transfer agent fees	40,635
Administration fees	490
Compensation of board members	76,679
Other expenses	240,282
Total liabilities	41,340,938
Net assets applicable to outstanding capital stock	$268,469,225
Represented by
Paid-in capital	$293,027,781
Undistributed net investment income	605,646
Accumulated net realized loss	(107,889,090)
Unrealized appreciation (depreciation) on:
Investments	82,335,959
Futures contracts	388,929
Total — representing net assets applicable to outstanding capital stock	$268,469,225

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Cap Enhanced Core Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$13,209,120
Shares outstanding	878,215
Net asset value per share	$15.04
Class I
Net assets	$36,224,009
Shares outstanding	2,414,783
Net asset value per share	$15.00
Class R
Net assets	$1,284,166
Shares outstanding	85,464
Net asset value per share	$15.03
Class Y
Net assets	$3,177,252
Shares outstanding	211,811
Net asset value per share	$15.00
Class Z
Net assets	$214,574,678
Shares outstanding	14,311,637
Net asset value per share	$14.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Cap Enhanced Core Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$6,744,945
Dividends — affiliated issuers	9,245
Interest	246
Income from securities lending — net	73,212
Foreign taxes withheld	(25,347)
Total income	6,802,301
Expenses:
Investment management fees	1,932,008
Distribution and/or service fees
Class A	30,732
Class R	2,487
Transfer agent fees
Class A	24,591
Class R	993
Class Y	21
Class Z	474,768
Administration fees	168,003
Compensation of board members	27,700
Custodian fees	9,653
Printing and postage fees	71,437
Registration fees	85,308
Professional fees	31,026
Other	14,313
Total expenses	2,873,040
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,086,399)
Expense reductions	(140)
Total net expenses	1,786,501
Net investment income	5,015,800
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	33,758,933
Futures contracts	1,040,532
Net realized gain	34,799,465
Net change in unrealized appreciation (depreciation) on:
Investments	(6,768,144)
Futures contracts	233,171
Net change in unrealized appreciation (depreciation)	(6,534,973)
Net realized and unrealized gain	28,264,492
Net increase in net assets resulting from operations	$33,280,292

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Cap Enhanced Core Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment income	$5,015,800	$4,899,025
Net realized gain	34,799,465	55,219,777
Net change in unrealized appreciation (depreciation)	(6,534,973)	(39,680,472)
Net increase in net assets resulting from operations	33,280,292	20,438,330
Distributions to shareholders
Net investment income
Class A	(188,669)	(177,778)
Class I	(650,071)	(218,209)
Class R	(9,708)	(2,930)
Class Y	(55,773)	(56,015)
Class Z	(4,155,698)	(4,721,975)
Total distributions to shareholders	(5,059,919)	(5,176,907)
Increase (decrease) in net assets from capital stock activity	(43,179,736)	(148,478,815)
Total decrease in net assets	(14,959,363)	(133,217,392)
Net assets at beginning of year	283,428,588	416,645,980
Net assets at end of year	$268,469,225	$283,428,588
Undistributed net investment income	$605,646	$649,765

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Cap Enhanced Core Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	145,052	2,069,335	102,738	1,292,075
Distributions reinvested	7,146	100,390	6,941	85,718
Redemptions	(181,688)	(2,565,249)	(155,456)	(1,913,399)
Net decrease	(29,490)	(395,524)	(45,777)	(535,606)
Class I shares
Subscriptions	3,406,324	47,272,503	1,115,305	13,431,106
Distributions reinvested	46,353	650,012	17,728	218,155
Redemptions	(2,013,490)	(28,588,536)	(741,741)	(9,394,174)
Net increase	1,439,187	19,333,979	391,292	4,255,087
Class R shares
Subscriptions	79,167	1,128,386	6,183	74,577
Distributions reinvested	562	7,914	237	2,930
Redemptions	(9,187)	(133,056)	(5,162)	(66,574)
Net increase	70,542	1,003,244	1,258	10,933
Class Y shares
Subscriptions	18,945	258,233	4,531	55,742
Distributions reinvested	—	—	23	273
Redemptions	(29,073)	(415,740)	(2,253,345)	(28,066,198)
Net decrease	(10,128)	(157,507)	(2,248,791)	(28,010,183)
Class Z shares
Subscriptions	2,714,857	38,196,210	1,005,023	12,568,288
Distributions reinvested	21,699	304,171	12,154	149,441
Redemptions	(7,107,729)	(101,464,309)	(10,921,456)	(136,916,775)
Net decrease	(4,371,173)	(62,963,928)	(9,904,279)	(124,199,046)
Total net decrease	(2,901,062)	(43,179,736)	(11,806,297)	(148,478,815)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Cap Enhanced Core Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.67		$12.81		$10.73		$7.24		$12.91
Income from investment operations:
Net investment income	0.22		0.17		0.14		0.13		0.18
Net realized and unrealized gain (loss)	1.36		0.89		2.08		3.52		(5.69)
Total from investment operations	1.58		1.06		2.22		3.65		(5.51)
Less distributions to shareholders:
Net investment income	(0.21)		(0.20)		(0.14)		(0.16)		(0.16)
Total distributions to shareholders	(0.21)		(0.20)		(0.14)		(0.16)		(0.16)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.04		$13.67		$12.81		$10.73		$7.24
Total return	11.71%		8.41%		20.84%		50.49%		(42.89%)
Ratios to average net assets(b)(c)
Total gross expenses	1.28%		1.19	%(d)	0.96	%(d)	0.92	%(d)	0.82	%(d)
Total net expenses(e)	0.89	%(f)	0.94	%(d)(f)	0.95	%(d)(f)	0.89	%(d)(f)	0.75	%(d)(f)
Net investment income	1.53%		1.33%		1.22%		1.39%		1.63%
Supplemental data
Net assets, end of period (in thousands)	$13,209		$12,404		$12,213		$12,348		$9,291
Portfolio turnover	92%		67%		63%		122%		246%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$13.63	$12.78		$11.11
Income from investment operations:
Net investment income	0.28	0.21		0.09
Net realized and unrealized gain	1.36	0.88		1.75
Total from investment operations	1.64	1.09		1.84
Less distributions to shareholders:
Net investment income	(0.27)	(0.24)		(0.17)
Total distributions to shareholders	(0.27)	(0.24)		(0.17)
Net asset value, end of period	$15.00	$13.63		$12.78
Total return	12.15%	8.73%		16.65%
Ratios to average net assets(b)(c)
Total gross expenses	0.84%	0.74	%(d)	0.59	%(d)(e)
Total net expenses(f)	0.50%	0.61	%(d)	0.57	%(d)(e)(g)
Net investment income	2.01%	1.72%		1.68	%(e)
Supplemental data
Net assets, end of period (in thousands)	$36,224	$13,297		$7,466
Portfolio turnover	92%	67%		63%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.65		$12.80		$10.72		$7.24		$12.90
Income from investment operations:
Net investment income	0.20		0.14		0.12		0.11		0.16
Net realized and unrealized gain (loss)	1.36		0.88		2.08		3.51		(5.69)
Total from investment operations	1.56		1.02		2.20		3.62		(5.53)
Less distributions to shareholders:
Net investment income	(0.18)		(0.17)		(0.12)		(0.14)		(0.13)
Total distributions to shareholders	(0.18)		(0.17)		(0.12)		(0.14)		(0.13)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$15.03		$13.65		$12.80		$10.72		$7.24
Total return	11.54%		8.08%		20.58%		50.02%		(43.01%)
Ratios to average net assets(b)(c)
Total gross expenses	1.53%		1.44	%(d)	1.21	%(d)	1.17	%(d)	1.07	%(d)
Total net expenses(e)	1.12	%(f)	1.19	%(d)(f)	1.20	%(d)(f)	1.14	%(d)(f)	1.00	%(d)(f)
Net investment income	1.45%		1.11%		1.02%		1.08%		1.46%
Supplemental data
Net assets, end of period (in thousands)	$1,284		$204		$175		$112		$39
Portfolio turnover	92%		67%		63%		122%		246%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended February 28,
Class Y	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$13.63	$12.78		$10.70		$9.10
Income from investment operations:
Net investment income	0.27	0.18		0.17		0.11
Net realized and unrealized gain	1.36	0.91		2.09		1.64
Total from investment operations	1.63	1.09		2.26		1.75
Less distributions to shareholders:
Net investment income	(0.26)	(0.24)		(0.18)		(0.15)
Total distributions to shareholders	(0.26)	(0.24)		(0.18)		(0.15)
Net asset value, end of period	$15.00	$13.63		$12.78		$10.70
Total return	12.13%	8.74%		21.30%		19.23%
Ratios to average net assets(b)(c)
Total gross expenses	0.83%	0.74	%(d)	0.59	%(d)	0.57	%(d)(e)
Total net expenses(f)	0.52%	0.60	%(d)	0.58	%(d)(g)	0.57	%(d)(e)(g)
Net investment income	1.90%	1.46%		1.53%		1.62	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3,177	$3,024		$31,588		$60,329
Portfolio turnover	92%	67%		63%		122%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Cap Enhanced Core Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.62		$12.78		$10.70		$7.22		$12.90
Income from investment operations:
Net investment income	0.25		0.19		0.16		0.16		0.21
Net realized and unrealized gain (loss)	1.37		0.88		2.09		3.50		(5.68)
Total from investment operations	1.62		1.07		2.25		3.66		(5.47)
Less distributions to shareholders:
Net investment income	(0.25)		(0.23)		(0.17)		(0.18)		(0.21)
Total distributions to shareholders	(0.25)		(0.23)		(0.17)		(0.18)		(0.21)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$14.99		$13.62		$12.78		$10.70		$7.22
Total return	12.02%		8.54%		21.18%		50.82%		(42.69%)
Ratios to average net assets(b)(c)
Total gross expenses	1.03%		0.94	%(d)	0.71	%(d)	0.67	%(d)	0.57	%(d)
Total net expenses(e)	0.64	%(f)	0.70	%(d)(f)	0.70	%(d)(f)	0.64	%(d)(f)	0.50	%(d)(f)
Net investment income	1.77%		1.54%		1.46%		1.65%		1.86%
Supplemental data
Net assets, end of period (in thousands)	$214,575		$254,500		$365,205		$451,824		$382,637
Portfolio turnover	92%		67%		63%		122%		246%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Large Cap Enhanced Core Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	388,929*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	1,040,532
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	233,171

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	389

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

percentage of the Fund's average daily net assets that declines from 0.69% to 0.52% as the Fund's net assets increase.

Effective July 1, 2012, the Investment Manager has contractually agreed to waive 0.15% of the Fund's investment management fee through June 30, 2013. Prior to July 1, 2012, the Investment Manager contractually agreed to waive 0.20% of the Fund's investment management fee. The effective investment management fee waiver for the year ended February 28, 2013 was 0.17% of the Fund's average daily net assets.

The effective investment management fee rate, net of fee waivers, for the year ended February 28, 2013 was 0.52% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,867.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Effective November 1, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class R	0.20
Class Y	0.00	*
Class Z	0.20

*Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly distribution fee at the maximum annual rate of 0.50% of the average daily net assets attributable to Class R shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.86%
Class I	0.46
Class R	1.11
Class Y	0.46
Class Z	0.61

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.95%
Class I	0.63
Class R	1.20
Class Y	0.70
Class Z	0.70

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$5,059,919	$5,176,907

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$682,147
Accumulated realized loss	106,916,233
Unrealized appreciation	81,806,031

At February 28, 2013, the cost of investments for federal income tax purposes was $186,274,903 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$82,513,589
Unrealized depreciation	(707,558)
Net unrealized appreciation	$81,806,031

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$106,916,233

For the year ended February 28, 2013, $33,983,006 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $252,041,198 and $300,609,165, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended

February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder accounts owned an aggregate of 75.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 15.1% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

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Columbia Large Cap Enhanced Core Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

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Columbia Large Cap Enhanced Core Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Large Cap Enhanced Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Enhanced Core Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

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Columbia Large Cap Enhanced Core Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

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Columbia Large Cap Enhanced Core Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
32

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
33

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
34

Columbia Large Cap Enhanced Core Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010
Annual Report 2013
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Annual Report 2013
36

Columbia Large Cap Enhanced Core Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Large Cap Enhanced Core Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN173_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Large Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Large Cap Index Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Federal Income Tax Information	37
Trustees and Officers	38
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Index Fund (the Fund) Class A shares returned 12.98% for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period.

>  For the Fund and the U.S stock market, it was the fourth consecutive 12-month period of gains.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	10/10/95	12.98	4.54	7.82
Class B*	09/23/05
Excluding sales charges		12.08	3.76	7.02
Including sales charges		7.08	3.41	7.02
Class I*	11/16/11	13.28	4.77	8.03
Class R5*	11/08/12	13.26	4.81	8.09
Class Z	12/15/93	13.28	4.81	8.09
S&P 500 Index		13.46	4.94	8.24

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 12.98%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period. The Fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P 500 Index. As such, its return was in line with the index return, after fees and expenses, which the index does not incur. Despite periods of volatility, stock prices climbed for the fourth consecutive year, buoyed by strong gains from the telecommunication services, health care and financials sectors.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace.

A Solid Year for the U.S. Stock Market

Against this economic backdrop, all ten sectors of the S&P 500 Index delivered positive returns. The strongest performance came from the telecommunication services, financials and health care sectors, each of which logged returns of more than 20% for the period. Financials, health care and consumer discretionary stocks made the greatest contributions to the Fund's returns, based on their weights in the portfolio. Within health care, pharmaceutical stocks posted strong gains. Within financials, diversified financial services companies were the sector leaders. The top-performing large-cap stocks for the 12-month period included telecommunications provider Sprint Nextel, energy-efficient home builder PulteGroup, independent petroleum refiner and marketer Tesoro, integrated oil and natural gas exploration and production company Marathon and wine, beer and spirits marketer Constellation Brands, all of which logged gains of more than 100%. Top contributors to the Fund's performance, based on their weights in the portfolio, were pharmaceutical giant Pfizer, consumer appliance manufacturer General Electric, telecom provider AT&T and class B shares of multinational conglomerate holding company Berkshire Hathaway.

Technology, energy and materials were the weakest performing sectors in the index, although all three generated modest, positive returns. Materials, technology and utilities were the weakest performing sectors for the Fund, based on their weights in the portfolio. Within the materials sector, metals & mining was the weakest industry performer, as were semiconductors & semiconductor equipment and computer peripherals in the technology sector. The list of major large-cap decliners for the period, each posting losses of 55% or more, included

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Apple, Inc.	3.1
Exxon Mobil Corp.	3.0
General Electric Co.	1.8
Chevron Corp.	1.7
International Business Machines Corp.	1.6
Google, Inc., Class A	1.6
Johnson & Johnson	1.6
Microsoft Corp.	1.6
Procter & Gamble Co. (The)	1.5
AT&T, Inc.	1.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Large Cap Index Fund

Manager Discussion of Fund Performance (continued)

Advanced Micro Devices, a multinational semiconductor company; Alpha Natural Resources, a coal producer; Apollo Group, owner of for-profit educational institutions; Cliffs Natural Resources, a mining and natural resources company and retailer J.C. Penney. However, technology giants Apple, Intel, and Microsoft, as well as energy exploration and production company Occidental Petroleum and construction and machine manufacturer Caterpillar were the worst-performing stocks for the Fund, based on their weights in the portfolio.

The Fund owned stock index futures in the amount of its cash balances during the period. It did so in order to keep its investment exposure on par with the index, which is always fully invested, but to retain the liquidity necessary for trading and redemption within the Fund.

Changes to Index and Portfolio Holdings

There were 19 additions and deletions to the S&P 500 Index during the 12-month period. All changes to the index were matched by changes in the portfolio during the period.

Looking Ahead

Fourth-quarter 2012 earnings modestly beat expectations, raising confidence that many companies have the ability to manage successfully through an environment in which higher taxes and forced spending cuts weigh on consumer demands. Although the many economic and investment challenges we face in the year ahead will likely result in heightened volatility, equity valuations currently still appear reasonable relative to fixed-income alternatives, and corporate balance sheets are presently in good condition, with low debt and high cash levels. As a result, our current belief is that the equities market has the potential to remain healthy even in an environment of slower economic growth.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.7
Consumer Discretionary	11.2
Consumer Staples	10.6
Energy	10.9
Financials	15.5
Health Care	12.0
Industrials	10.0
Information Technology	17.8
Materials	3.4
Telecommunication Services	2.9
Utilities	3.4
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Large Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,087.10		1,022.56	2.33		2.26	0.45
Class B	1,000.00	1,000.00	1,083.00		1,018.84	6.20		6.01	1.20
Class I	1,000.00	1,000.00	1,088.50		1,023.80	1.04		1.00	0.20
Class R5	1,000.00	1,000.00	1,107.30	*	1,024.10	0.45	*	0.70	0.14 *
Class Z	1,000.00	1,000.00	1,088.50		1,023.80	1.04		1.00	0.20

*For the period November 8, 2012 through February 28, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Large Cap Index Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.5%

Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Auto Components 0.3%
BorgWarner, Inc.(a)	21,115	1,571,167
Delphi Automotive PLC(a)	53,280	2,229,768
Goodyear Tire & Rubber Co. (The)(a)	44,194	573,638
Johnson Controls, Inc.	123,364	3,882,265
Total		8,256,838
Automobiles 0.4%
Ford Motor Co.	687,843	8,673,700
Harley-Davidson, Inc.	40,819	2,148,304
Total		10,822,004
Distributors 0.1%
Genuine Parts Co.	27,987	1,987,917
Diversified Consumer Services 0.1%
Apollo Group, Inc., Class A(a)	18,049	304,487
H&R Block, Inc.	48,944	1,216,748
Total		1,521,235
Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	80,438	2,877,267
Chipotle Mexican Grill, Inc.(a)	5,682	1,800,001
Darden Restaurants, Inc.	23,202	1,073,557
International Game Technology	48,007	765,232
Marriott International, Inc., Class A	44,403	1,751,698
McDonald's Corp.	181,128	17,370,175
Starbucks Corp.	134,153	7,354,267
Starwood Hotels & Resorts Worldwide, Inc.	35,356	2,133,028
Wyndham Worldwide Corp.	25,306	1,524,433
Wynn Resorts Ltd.	14,335	1,675,762
Yum! Brands, Inc.	81,511	5,337,340
Total		43,662,760
Household Durables 0.3%
D.R. Horton, Inc.	50,378	1,123,429
Garmin Ltd.	19,698	676,429
Harman International Industries, Inc.	12,238	519,503
Leggett & Platt, Inc.	25,488	779,423
Lennar Corp., Class A	29,616	1,142,882
Newell Rubbermaid, Inc.	51,886	1,211,019
PulteGroup, Inc.(a)	61,332	1,176,348
Whirlpool Corp.	14,046	1,586,496
Total		8,215,529

Common Stocks (continued)

Issuer	Shares	Value ($)
Internet & Catalog Retail 1.1%
Amazon.com, Inc.(a)	65,375	17,276,651
Expedia, Inc.	16,789	1,071,810
Netflix, Inc.(a)	10,021	1,884,750
priceline.com, Inc.(a)	8,996	6,185,469
TripAdvisor, Inc.(a)	19,774	898,926
Total		27,317,606
Leisure Equipment & Products 0.1%
Hasbro, Inc.	20,862	834,897
Mattel, Inc.	61,905	2,522,629
Total		3,357,526
Media 3.4%
Cablevision Systems Corp., Class A	38,929	544,617
CBS Corp., Class B Non Voting	106,606	4,625,634
Comcast Corp., Class A	479,397	19,075,207
DIRECTV(a)	108,992	5,250,145
Discovery Communications, Inc., Class A(a)	43,092	3,159,936
Gannett Co., Inc.	41,456	832,022
Interpublic Group of Companies, Inc. (The)	77,827	994,629
News Corp., Class A	363,760	10,476,288
Omnicom Group, Inc.	47,661	2,741,937
Scripps Networks Interactive, Inc., Class A	15,680	988,624
Time Warner Cable, Inc.	54,443	4,703,331
Time Warner, Inc.	170,823	9,082,659
Viacom, Inc., Class B	83,350	4,872,641
Walt Disney Co. (The)	319,709	17,452,914
Washington Post Co. (The), Class B	812	323,614
Total		85,124,198
Multiline Retail 0.8%
Dollar General Corp.(a)	47,374	2,195,311
Dollar Tree, Inc.(a)	40,990	1,852,133
Family Dollar Stores, Inc.	17,280	994,464
JCPenney Co., Inc.	25,710	451,725
Kohl's Corp.	38,176	1,759,914
Macy's, Inc.	71,312	2,930,923
Nordstrom, Inc.	27,435	1,487,526
Target Corp.	117,410	7,392,133
Total		19,064,129

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Specialty Retail 2.2%
Abercrombie & Fitch Co., Class A	14,354	669,327
AutoNation, Inc.(a)	7,030	307,703
AutoZone, Inc.(a)	6,663	2,532,939
Bed Bath & Beyond, Inc.(a)	41,349	2,346,556
Best Buy Co., Inc.	48,186	790,732
CarMax, Inc.(a)	41,280	1,585,565
GameStop Corp., Class A	21,862	547,862
Gap, Inc. (The)	53,625	1,765,335
Home Depot, Inc. (The)	269,745	18,477,533
Limited Brands, Inc.	43,181	1,965,599
Lowe's Companies, Inc.	202,903	7,740,749
O'Reilly Automotive, Inc.(a)	20,679	2,103,882
PetSmart, Inc.	19,390	1,262,483
Ross Stores, Inc.	40,120	2,325,355
Staples, Inc.	121,575	1,602,359
Tiffany & Co.	21,499	1,443,873
TJX Companies, Inc.	131,565	5,916,478
Urban Outfitters, Inc.(a)	19,743	799,986
Total		54,184,316
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	51,181	2,473,578
Fossil, Inc.(a)	9,746	1,001,596
Nike, Inc., Class B	131,680	7,171,293
PVH Corp.	14,100	1,718,085
Ralph Lauren Corp.	11,058	1,918,231
VF Corp.	15,899	2,563,873
Total		16,846,656
Total Consumer Discretionary		280,360,714
Consumer Staples 10.6%
Beverages 2.3%
Beam, Inc.	28,706	1,751,927
Brown-Forman Corp., Class B	27,343	1,794,248
Coca-Cola Co. (The)	695,885	26,944,667
Coca-Cola Enterprises, Inc.	48,679	1,741,735
Constellation Brands, Inc., Class A(a)	27,322	1,208,725
Crimson Wine Group Ltd.(a)	3,574	28,790
Dr. Pepper Snapple Group, Inc.	37,546	1,637,757
Molson Coors Brewing Co., Class B	28,116	1,243,008

Common Stocks (continued)

Issuer	Shares	Value ($)
Monster Beverage Corp.(a)	26,898	1,356,466
PepsiCo, Inc.	279,068	21,144,982
Total		58,852,305
Food & Staples Retailing 2.3%
Costco Wholesale Corp.	78,014	7,902,038
CVS Caremark Corp.	224,916	11,497,706
Kroger Co. (The)	92,695	2,707,621
Safeway, Inc.	43,226	1,031,372
SYSCO Corp.	106,046	3,410,439
Wal-Mart Stores, Inc.	301,757	21,358,361
Walgreen Co.	154,989	6,345,250
Whole Foods Market, Inc.	31,128	2,665,179
Total		56,917,966
Food Products 1.8%
Archer-Daniels-Midland Co.	118,812	3,785,350
Campbell Soup Co.	32,333	1,330,826
ConAgra Foods, Inc.	73,523	2,507,870
Dean Foods Co.(a)	33,418	554,739
General Mills, Inc.	116,405	5,383,731
Hershey Co. (The)	26,979	2,248,430
HJ Heinz Co.	57,850	4,190,075
Hormel Foods Corp.	24,187	904,836
JM Smucker Co. (The)	19,568	1,864,830
Kellogg Co.	44,617	2,699,328
Kraft Foods Group, Inc.	106,876	5,180,280
McCormick & Co., Inc.	23,907	1,608,224
Mead Johnson Nutrition Co.	36,627	2,743,729
Mondelez International, Inc., Class A	320,605	8,864,728
Tyson Foods, Inc., Class A	51,780	1,173,853
Total		45,040,829
Household Products 2.2%
Clorox Co. (The)	23,538	1,977,427
Colgate-Palmolive Co.	80,126	9,168,818
Kimberly-Clark Corp.	70,592	6,655,414
Procter & Gamble Co. (The)	493,283	37,578,299
Total		55,379,958
Personal Products 0.2%
Avon Products, Inc.	77,966	1,524,236
Estee Lauder Companies, Inc. (The), Class A	43,310	2,776,171
Total		4,300,407

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.8%
Altria Group, Inc.	365,350	12,257,492
Lorillard, Inc.	70,059	2,700,074
Philip Morris International, Inc.	301,385	27,652,074
Reynolds American, Inc.	58,487	2,554,712
Total		45,164,352
Total Consumer Staples		265,655,817
Energy 10.9%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	79,317	3,554,988
Cameron International Corp.(a)	44,510	2,836,177
Diamond Offshore Drilling, Inc.	12,541	873,857
Ensco PLC, Class A	41,907	2,520,287
FMC Technologies, Inc.(a)	42,889	2,226,368
Halliburton Co.	167,418	6,949,521
Helmerich & Payne, Inc.	19,074	1,263,843
Nabors Industries Ltd.(a)	52,388	878,023
National Oilwell Varco, Inc.	77,018	5,247,237
Noble Corp.	45,593	1,633,141
Rowan Companies PLC, Class A(a)	22,406	775,024
Schlumberger Ltd.	239,507	18,645,620
Total		47,404,086
Oil, Gas & Consumable Fuels 9.0%
Anadarko Petroleum Corp.	90,162	7,175,092
Apache Corp.	70,592	5,242,868
Cabot Oil & Gas Corp.	37,857	2,345,998
Chesapeake Energy Corp.	93,530	1,885,565
Chevron Corp.	353,095	41,365,079
ConocoPhillips	218,999	12,690,992
CONSOL Energy, Inc.	41,094	1,321,172
Denbury Resources, Inc.(a)	69,818	1,265,102
Devon Energy Corp.	67,951	3,687,021
EOG Resources, Inc.	48,870	6,143,448
EQT Corp.	26,992	1,702,925
Exxon Mobil Corp.(b)	822,552	73,659,532
Hess Corp.	53,608	3,564,932
Kinder Morgan Management LLC(c)	60,281	50
Kinder Morgan, Inc.	114,090	4,229,316
Marathon Oil Corp.	127,445	4,269,407

Common Stocks (continued)

Issuer	Shares	Value ($)
Marathon Petroleum Corp.	61,192	5,071,593
Murphy Oil Corp.	33,308	2,027,791
Newfield Exploration Co.(a)	24,396	564,036
Noble Energy, Inc.	32,093	3,556,867
Occidental Petroleum Corp.	146,165	12,033,764
Peabody Energy Corp.	48,420	1,043,935
Phillips 66	112,902	7,108,310
Pioneer Natural Resources Co.	23,852	3,000,820
QEP Resources, Inc.	32,134	978,802
Range Resources Corp.	29,340	2,253,312
Southwestern Energy Co.(a)	63,041	2,160,415
Spectra Energy Corp.	120,120	3,488,285
Tesoro Corp.	25,336	1,424,897
Valero Energy Corp.	99,864	4,552,800
Williams Companies, Inc. (The)	121,565	4,219,521
WPX Energy, Inc.(a)	35,936	509,932
Total		224,543,579
Total Energy		271,947,665
Financials 15.4%
Capital Markets 2.0%
Ameriprise Financial, Inc.(d)	37,131	2,548,301
Bank of New York Mellon Corp. (The)	210,829	5,721,899
BlackRock, Inc.	22,634	5,426,501
Charles Schwab Corp. (The)	197,835	3,212,840
E*TRADE Financial Corp.(a)	46,447	497,447
Franklin Resources, Inc.	24,895	3,516,419
Goldman Sachs Group, Inc. (The)	79,696	11,935,273
Invesco Ltd.	80,110	2,146,147
Legg Mason, Inc.	21,148	602,718
Morgan Stanley	249,331	5,622,414
Northern Trust Corp.	39,369	2,093,250
State Street Corp.	83,856	4,745,411
T Rowe Price Group, Inc.	45,980	3,273,316
Total		51,341,936
Commercial Banks 2.7%
BB&T Corp.	126,222	3,832,100
Comerica, Inc.	34,340	1,180,609
Fifth Third Bancorp	161,912	2,564,686
First Horizon National Corp.	44,585	473,939

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Huntington Bancshares, Inc.	154,338	1,084,996
KeyCorp	168,439	1,581,642
M&T Bank Corp.	21,939	2,239,752
PNC Financial Services Group, Inc.	95,412	5,952,755
Regions Financial Corp.	254,920	1,950,138
SunTrust Banks, Inc.	97,210	2,682,024
U.S. Bancorp	339,238	11,527,307
Wells Fargo & Co.	883,247	30,984,305
Zions Bancorporation	33,228	802,124
Total		66,856,377
Consumer Finance 0.8%
American Express Co.	175,644	10,916,275
Capital One Financial Corp.	104,942	5,355,190
Discover Financial Services	91,067	3,508,811
SLM Corp.	83,378	1,581,681
Total		21,361,957
Diversified Financial Services 3.6%
Bank of America Corp.	1,944,474	21,836,443
Citigroup, Inc.	529,056	22,204,480
CME Group, Inc.	55,335	3,310,140
IntercontinentalExchange, Inc.(a)	13,119	2,031,084
JPMorgan Chase & Co.	685,811	33,549,874
Leucadia National Corp.	52,941	1,424,113
McGraw-Hill Companies, Inc. (The)	50,100	2,332,155
Moody's Corp.	34,986	1,681,427
NASDAQ OMX Group, Inc. (The)	21,127	668,881
NYSE Euronext	43,840	1,634,355
Total		90,672,952
Insurance 4.0%
ACE Ltd.	61,305	5,234,834
Aflac, Inc.	84,596	4,225,570
Allstate Corp. (The)	86,918	3,999,966
American International Group, Inc.(a)	266,340	10,123,583
Aon PLC	57,491	3,512,125
Assurant, Inc.	14,200	596,258
Berkshire Hathaway, Inc., Class B(a)	329,078	33,618,609
Chubb Corp. (The)	47,257	3,971,006
Cincinnati Financial Corp.	26,415	1,188,939
Genworth Financial, Inc., Class A(a)	88,731	757,763

Common Stocks (continued)

Issuer	Shares	Value ($)
Hartford Financial Services Group, Inc.	78,714	1,858,438
Lincoln National Corp.	49,616	1,465,657
Loews Corp.	56,098	2,418,385
Marsh & McLennan Companies, Inc.	98,213	3,647,631
MetLife, Inc.	196,835	6,975,832
Principal Financial Group, Inc.	49,788	1,573,799
Progressive Corp. (The)	100,375	2,445,135
Prudential Financial, Inc.	83,710	4,651,765
Torchmark Corp.	17,126	962,310
Travelers Companies, Inc. (The)	68,817	5,534,263
Unum Group	49,635	1,214,568
XL Group PLC	54,232	1,553,204
Total		101,529,640
Real Estate Investment Trusts (REITs) 2.1%
American Tower Corp.	71,326	5,534,898
Apartment Investment & Management Co., Class A	26,258	777,762
AvalonBay Communities, Inc.	20,635	2,575,867
Boston Properties, Inc.	27,217	2,827,302
Equity Residential	58,045	3,194,797
HCP, Inc.	81,557	3,986,506
Health Care REIT, Inc.	46,849	3,004,895
Host Hotels & Resorts, Inc.	130,752	2,179,636
Kimco Realty Corp.	73,539	1,600,944
Plum Creek Timber Co., Inc.	29,150	1,413,775
ProLogis, Inc.	83,153	3,237,978
Public Storage	26,012	3,933,274
Simon Property Group, Inc.	55,810	8,865,976
Ventas, Inc.	53,321	3,774,060
Vornado Realty Trust	30,560	2,451,218
Weyerhaeuser Co.	97,698	2,873,298
Total		52,232,186
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	54,430	1,315,573
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	85,762	730,692
People's United Financial, Inc.	62,716	821,580
Total		1,552,272
Total Financials		386,862,893

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 11.9%
Biotechnology 1.7%
Alexion Pharmaceuticals, Inc.(a)	35,051	3,040,324
Amgen, Inc.	138,439	12,654,709
Biogen Idec, Inc.(a)	42,684	7,100,057
Celgene Corp.(a)	76,311	7,873,769
Gilead Sciences, Inc.(a)	273,374	11,675,803
Total		42,344,662
Health Care Equipment & Supplies 2.1%
Abbott Laboratories	285,169	9,635,860
Baxter International, Inc.	99,113	6,700,039
Becton Dickinson and Co.	35,533	3,129,036
Boston Scientific Corp.(a)	247,700	1,830,503
CareFusion Corp.(a)	40,036	1,310,779
Covidien PLC	85,404	5,429,132
CR Bard, Inc.	13,810	1,365,118
DENTSPLY International, Inc.	25,605	1,060,559
Edwards Lifesciences Corp.(a)	20,821	1,789,149
Intuitive Surgical, Inc.(a)	7,174	3,657,951
Medtronic, Inc.	182,459	8,203,357
St. Jude Medical, Inc.	55,598	2,279,518
Stryker Corp.	52,130	3,330,064
Varian Medical Systems, Inc.(a)	19,737	1,394,024
Zimmer Holdings, Inc.	31,302	2,346,398
Total		53,461,487
Health Care Providers & Services 1.8%
Aetna, Inc.	60,363	2,848,530
AmerisourceBergen Corp.	42,482	2,005,150
Cardinal Health, Inc.	61,299	2,832,627
CIGNA Corp.	51,577	3,015,191
Coventry Health Care, Inc.	24,266	1,100,706
DaVita HealthCare Partners, Inc.(a)	15,123	1,809,013
Express Scripts Holding Co.(a)	147,287	8,382,103
Five Star Quality Care, Inc.(c)	23,000	2
Humana, Inc.	28,545	1,948,482
Laboratory Corp. of America Holdings(a)	17,067	1,512,136
McKesson Corp.	42,584	4,519,440
Patterson Companies, Inc.	15,091	548,407
Quest Diagnostics, Inc.	28,679	1,610,899

Common Stocks (continued)

Issuer	Shares	Value ($)
Tenet Healthcare Corp.(a)	19,209	755,106
UnitedHealth Group, Inc.	184,288	9,850,194
WellPoint, Inc.	54,782	3,406,345
Total		46,144,331
Health Care Technology 0.1%
Cerner Corp.(a)	26,309	2,300,985
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	62,863	2,607,557
Life Technologies Corp.(a)	31,041	1,804,413
PerkinElmer, Inc.	20,707	707,558
Thermo Fisher Scientific, Inc.	64,986	4,795,967
Waters Corp.(a)	15,687	1,454,499
Total		11,369,994
Pharmaceuticals 5.7%
AbbVie, Inc.	285,169	10,528,440
Actavis, Inc.(a)	23,049	1,962,853
Allergan, Inc.	55,482	6,015,358
Bristol-Myers Squibb Co.	297,801	11,009,703
Eli Lilly & Co.	184,235	10,070,285
Forest Laboratories, Inc.(a)	42,233	1,554,174
Hospira, Inc.(a)	29,807	877,220
Johnson & Johnson	499,964	38,052,260
Merck & Co., Inc.	548,460	23,435,696
Mylan, Inc.(a)	73,522	2,176,986
Perrigo Co.	15,921	1,801,780
Pfizer, Inc.	1,328,283	36,355,106
Total		143,839,861
Total Health Care		299,461,320
Industrials 10.0%
Aerospace & Defense 2.3%
Boeing Co. (The)	122,439	9,415,559
General Dynamics Corp.	59,876	4,069,772
Honeywell International, Inc.	141,328	9,907,093
L-3 Communications Holdings, Inc.	16,969	1,294,226
Lockheed Martin Corp.	48,454	4,263,952
Northrop Grumman Corp.	44,281	2,908,376
Precision Castparts Corp.	26,257	4,899,294
Raytheon Co.	59,511	3,247,515
Rockwell Collins, Inc.	25,296	1,520,542

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Textron, Inc.	50,844	1,466,849
United Technologies Corp.	152,126	13,775,009
Total		56,768,187
Air Freight & Logistics 0.8%
CH Robinson Worldwide, Inc.	29,081	1,658,199
Expeditors International of Washington, Inc.	37,702	1,464,723
FedEx Corp.	52,698	5,555,950
United Parcel Service, Inc., Class B	129,085	10,668,875
Total		19,347,747
Airlines 0.1%
Southwest Airlines Co.	133,139	1,557,726
Building Products —%
Masco Corp.	64,424	1,240,806
Commercial Services & Supplies 0.5%
ADT Corp. (The)	41,940	2,008,506
Avery Dennison Corp.	17,968	733,993
Cintas Corp.	19,154	840,861
Iron Mountain, Inc.	30,094	1,038,243
Pitney Bowes, Inc.	36,218	474,456
Republic Services, Inc.	53,953	1,696,282
Stericycle, Inc.(a)	15,495	1,486,280
Tyco International Ltd.	84,020	2,689,480
Waste Management, Inc.	78,671	2,936,002
Total		13,904,103
Construction & Engineering 0.2%
Fluor Corp.	30,040	1,859,476
Jacobs Engineering Group, Inc.(a)	23,467	1,146,128
Quanta Services, Inc.(a)	38,456	1,092,151
Total		4,097,755
Electrical Equipment 0.7%
Eaton Corp. PLC	83,308	5,162,597
Emerson Electric Co.	130,642	7,407,401
Rockwell Automation, Inc.	25,133	2,270,515
Roper Industries, Inc.	17,751	2,211,952
Total		17,052,465
Industrial Conglomerates 2.5%
3M Co.	114,845	11,943,880
Danaher Corp.	104,973	6,466,337
General Electric Co.	1,891,835	43,928,409
Total		62,338,626

Common Stocks (continued)

Issuer	Shares	Value ($)
Machinery 1.8%
Caterpillar, Inc.	117,976	10,897,443
Cummins, Inc.	31,890	3,695,094
Deere & Co.	70,661	6,206,156
Dover Corp.	32,295	2,368,838
Flowserve Corp.	9,018	1,447,389
Illinois Tool Works, Inc.	76,922	4,730,703
Ingersoll-Rand PLC	50,503	2,658,983
Joy Global, Inc.	19,101	1,209,857
PACCAR, Inc.	63,690	3,020,817
Pall Corp.	20,042	1,366,464
Parker Hannifin Corp.	26,914	2,542,835
Pentair Ltd.	37,939	2,021,011
Snap-On, Inc.	10,505	843,236
Stanley Black & Decker, Inc.	30,451	2,396,494
Xylem, Inc.	33,519	921,772
Total		46,327,092
Professional Services 0.1%
Dun & Bradstreet Corp. (The)	8,040	648,024
Equifax, Inc.	21,577	1,189,324
Robert Half International, Inc.	25,391	902,650
Total		2,739,998
Road & Rail 0.8%
CSX Corp.	186,071	4,268,469
Norfolk Southern Corp.	57,017	4,165,092
Ryder System, Inc.	9,221	518,220
Union Pacific Corp.	84,864	11,635,703
Total		20,587,484
Trading Companies & Distributors 0.2%
Fastenal Co.	48,648	2,511,696
WW Grainger, Inc.	10,782	2,441,692
Total		4,953,388
Total Industrials		250,915,377
Information Technology 17.8%
Communications Equipment 1.9%
Cisco Systems, Inc.	957,842	19,971,006
F5 Networks, Inc.(a)	14,261	1,346,667
Harris Corp.	20,488	984,858
JDS Uniphase Corp.(a)	42,207	597,651

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Juniper Networks, Inc.(a)	93,015	1,923,550
Motorola Solutions, Inc.	50,605	3,148,137
QUALCOMM, Inc.	307,424	20,176,237
Total		48,148,106
Computers & Peripherals 4.1%
Apple, Inc.	169,710	74,909,994
Dell, Inc.	263,274	3,672,672
EMC Corp.(a)	380,062	8,745,227
Hewlett-Packard Co.	354,715	7,143,960
NetApp, Inc.(a)	64,638	2,186,704
SanDisk Corp.(a)	43,621	2,198,062
Seagate Technology PLC	60,612	1,949,282
Western Digital Corp.	39,553	1,865,319
Total		102,671,220
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	28,927	2,049,767
Corning, Inc.	266,617	3,362,040
FLIR Systems, Inc.	27,066	712,919
Jabil Circuit, Inc.	33,747	632,081
Molex, Inc.	24,926	690,700
TE Connectivity Ltd.	76,236	3,059,351
Total		10,506,858
Internet Software & Services 2.3%
Akamai Technologies, Inc.(a)	32,017	1,183,348
eBay, Inc.(a)	210,103	11,488,432
Google, Inc., Class A(a)	48,018	38,472,022
VeriSign, Inc.(a)	28,010	1,282,858
Yahoo!, Inc.(a)	187,765	4,001,272
Total		56,427,932
IT Services 3.7%
Accenture PLC, Class A	115,196	8,565,974
Automatic Data Processing, Inc.	87,584	5,374,154
Cognizant Technology Solutions Corp., Class A(a)	54,158	4,157,710
Computer Sciences Corp.	28,030	1,346,281
Fidelity National Information Services, Inc.	44,962	1,692,819
Fiserv, Inc.(a)	24,080	1,977,209
International Business Machines Corp.	191,620	38,483,045
Mastercard, Inc., Class A	19,279	9,983,052
Paychex, Inc.	58,358	1,931,650
SAIC, Inc.	51,192	605,089

Common Stocks (continued)

Issuer	Shares	Value ($)
Teradata Corp.(a)	30,507	1,771,236
Total System Services, Inc.	28,988	688,755
Visa, Inc., Class A	94,051	14,920,251
Western Union Co. (The)	107,629	1,510,035
Total		93,007,260
Office Electronics 0.1%
Xerox Corp.	227,975	1,848,877
Semiconductors & Semiconductor Equipment 1.9%
Advanced Micro Devices, Inc.(a)	109,176	271,848
Altera Corp.	57,835	2,048,516
Analog Devices, Inc.	54,368	2,458,521
Applied Materials, Inc.	216,070	2,960,159
Broadcom Corp., Class A	93,611	3,193,071
First Solar, Inc.(a)	10,834	280,059
Intel Corp.	897,721	18,717,483
KLA-Tencor Corp.	30,041	1,645,045
Lam Research Corp.(a)	29,312	1,239,898
Linear Technology Corp.	41,746	1,596,367
LSI Corp.(a)	99,840	694,886
Microchip Technology, Inc.	35,109	1,280,425
Micron Technology, Inc.(a)	183,578	1,540,219
NVIDIA Corp.	112,729	1,427,149
Teradyne, Inc.(a)	33,890	567,996
Texas Instruments, Inc.	202,204	6,949,752
Xilinx, Inc.	47,073	1,754,411
Total		48,625,805
Software 3.4%
Adobe Systems, Inc.(a)	89,313	3,510,001
Autodesk, Inc.(a)	40,538	1,488,555
BMC Software, Inc.(a)	23,716	950,300
CA, Inc.	60,488	1,481,351
Citrix Systems, Inc.(a)	33,685	2,388,267
Electronic Arts, Inc.(a)	55,049	965,009
Intuit, Inc.	50,206	3,237,283
Microsoft Corp.	1,366,574	37,990,757
Oracle Corp.	678,137	23,232,974
Red Hat, Inc.(a)	34,878	1,772,151
Salesforce.com, Inc.(a)	23,569	3,988,346
Symantec Corp.(a)	125,187	2,934,383
Total		83,939,377
Total Information Technology		445,175,435

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.4%
Chemicals 2.4%
Air Products & Chemicals, Inc.	38,400	3,315,456
Airgas, Inc.	12,681	1,271,651
CF Industries Holdings, Inc.	11,343	2,278,015
Dow Chemical Co. (The)	216,354	6,862,749
Eastman Chemical Co.	27,669	1,929,359
Ecolab, Inc.	47,559	3,640,641
EI du Pont de Nemours & Co.	168,227	8,058,073
FMC Corp.	24,787	1,493,665
International Flavors & Fragrances, Inc.	14,715	1,073,901
LyondellBasell Industries NV, Class A	68,487	4,014,708
Monsanto Co.	96,447	9,744,040
Mosaic Co. (The)	49,915	2,922,024
PPG Industries, Inc.	25,766	3,469,650
Praxair, Inc.	53,605	6,060,045
Sherwin-Williams Co. (The)	15,439	2,494,788
Sigma-Aldrich Corp.	21,708	1,672,819
Total		60,301,584
Construction Materials 0.1%
Vulcan Materials Co.	23,380	1,190,743
Containers & Packaging 0.1%
Ball Corp.	27,756	1,232,644
Bemis Co., Inc.	18,635	695,831
Owens-Illinois, Inc.(a)	29,683	756,917
Sealed Air Corp.	35,092	779,393
Total		3,464,785
Metals & Mining 0.6%
Alcoa, Inc.	192,534	1,640,390
Allegheny Technologies, Inc.	19,361	589,930
Cliffs Natural Resources, Inc.	27,328	695,771
Freeport-McMoRan Copper & Gold, Inc.	171,267	5,466,842
Newmont Mining Corp.	89,562	3,608,453
Nucor Corp.	57,305	2,581,590
United States Steel Corp.	26,030	542,465
Total		15,125,441
Paper & Forest Products 0.2%
International Paper Co.	79,226	3,486,736
MeadWestvaco Corp.	31,536	1,126,151
Total		4,612,887
Total Materials		84,695,440

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.6%
AT&T, Inc.	1,024,730	36,798,054
CenturyLink, Inc.	112,624	3,904,674
Frontier Communications Corp.	180,130	745,738
Verizon Communications, Inc.	514,876	23,957,180
Windstream Corp.	106,104	911,434
Total		66,317,080
Wireless Telecommunication Services 0.3%
Crown Castle International Corp.(a)	52,889	3,691,652
MetroPCS Communications, Inc.(a)	57,148	560,050
Sprint Nextel Corp.(a)	542,063	3,143,966
Total		7,395,668
Total Telecommunication Services		73,712,748
Utilities 3.4%
Electric Utilities 1.9%
American Electric Power Co., Inc.	87,544	4,096,184
Duke Energy Corp.	127,053	8,798,420
Edison International	58,780	2,823,203
Entergy Corp.	32,065	1,996,367
Exelon Corp.	154,121	4,776,210
FirstEnergy Corp.	75,450	2,978,766
NextEra Energy, Inc.	76,351	5,487,346
Northeast Utilities	56,638	2,351,043
Pepco Holdings, Inc.	41,399	839,986
Pinnacle West Capital Corp.	19,791	1,107,109
PPL Corp.	104,946	3,234,436
Southern Co. (The)	157,698	7,097,987
Xcel Energy, Inc.	87,972	2,524,796
Total		48,111,853
Gas Utilities 0.1%
AGL Resources, Inc.	21,249	849,110
ONEOK, Inc.	36,914	1,660,761
Total		2,509,871
Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	111,401	1,294,480
NRG Energy, Inc.	58,143	1,395,432
Total		2,689,912

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 1.3%
Ameren Corp.	43,774	1,479,124
CenterPoint Energy, Inc.	77,115	1,652,574
CMS Energy Corp.	47,611	1,266,929
Consolidated Edison, Inc.	52,837	3,117,383
Dominion Resources, Inc.	103,665	5,805,240
DTE Energy Co.	31,044	2,073,739
Integrys Energy Group, Inc.	14,055	795,091
NiSource, Inc.	55,883	1,547,959
PG&E Corp.	77,573	3,307,713
Public Service Enterprise Group, Inc.	91,273	2,974,587
SCANA Corp.	23,777	1,161,269
Sempra Energy	40,578	3,155,345
TECO Energy, Inc.	36,729	633,575
Wisconsin Energy Corp.	41,507	1,714,239
Total		30,684,767
Total Utilities		83,996,403
Total Common Stocks (Cost: $2,009,573,167)		2,442,783,812

Money Market Funds 2.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(d)(e)	57,654,389	57,654,389
Total Money Market Funds (Cost: $57,654,389)		57,654,389
Total Investments (Cost: $2,067,227,556)		2,500,438,201
Other Assets & Liabilities, Net		5,179,865
Net Assets		2,505,618,066

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2013

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P 500 Index	165	62,423,625	March 2013	2,466,828	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  At February 28, 2013, investments in securities included securities valued at $5,373,000 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(c)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2013 was $52, representing less than 0.01% of net assets. Information concerning such security holdings at February 28, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Five Star Quality Care, Inc.	01/02/02	2
Kinder Morgan Management LLC	09/26/02 - 05/20/08	14

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments (continued)

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Capital Gain Distributions ($)	Dividends — Affiliated Issuers ($)	Value ($)
Ameriprise Financial, Inc.	1,744,781	70,930	(1,694,668)	1,038,285	1,159,328	—	64,477	2,548,301
Columbia Short-Term Cash Fund	36,309,837	377,788,598	(356,444,046)	—	57,654,389	—	70,651	57,654,389
Total	38,054,618	377,859,528	(358,138,714)	1,038,285	58,813,717	—	135,128	60,202,690

(e)  The rate shown is the seven-day current annualized yield at February 28, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	280,360,714	—	—	280,360,714
Consumer Staples	265,655,817	—	—	265,655,817
Energy	271,947,615	50	—	271,947,665
Financials	386,862,893	—	—	386,862,893
Health Care	299,461,318	2	—	299,461,320
Industrials	250,915,377	—	—	250,915,377
Information Technology	445,175,435	—	—	445,175,435
Materials	84,695,440	—	—	84,695,440
Telecommunication Services	73,712,748	—	—	73,712,748
Utilities	83,996,403	—	—	83,996,403
Total Equity Securities	2,442,783,760	52	—	2,442,783,812
Other
Money Market Funds	57,654,389	—	—	57,654,389
Total Other	57,654,389	—	—	57,654,389
Investments in Securities	2,500,438,149	52	—	2,500,438,201
Derivatives
Assets
Futures Contracts	2,466,828	—	—	2,466,828
Total	2,502,904,977	52	—	2,502,905,029

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Cap Index Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,008,413,839)	$2,440,235,511
Affiliated issuers (identified cost $58,813,717)	60,202,690
Total investments (identified cost $2,067,227,556)	2,500,438,201
Receivable for:
Capital shares sold	3,208,900
Dividends	6,062,946
Expense reimbursement due from Investment Manager	39
Total assets	2,509,710,086
Liabilities
Payable for:
Investments purchased	462,422
Capital shares purchased	3,389,566
Variation margin on futures contracts	109,596
Investment management fees	6,874
Distribution and/or service fees	3,744
Administration fees	6,874
Compensation of board members	111,103
Other expenses	1,841
Total liabilities	4,092,020
Net assets applicable to outstanding capital stock	$2,505,618,066
Represented by
Paid-in capital	$2,111,225,060
Undistributed net investment income	6,887,066
Accumulated net realized loss	(48,171,533)
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	431,821,672
Investments — affiliated issuers	1,388,973
Futures contracts	2,466,828
Total — representing net assets applicable to outstanding capital stock	$2,505,618,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$544,127,810
Shares outstanding	18,658,682
Net asset value per share	$29.16
Class B
Net assets	$426,316
Shares outstanding	14,579
Net asset value per share	$29.24
Class I
Net assets	$3,022
Shares outstanding	103
Net asset value per share(a)	$29.28
Class R5
Net assets	$2,716
Shares outstanding	92
Net asset value per share(a)	$29.63
Class Z
Net assets	$1,961,058,202
Shares outstanding	66,980,821
Net asset value per share	$29.28

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Cap Index Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$56,712,430
Dividends — affiliated issuers	135,128
Interest	733
Income from securities lending — net	123,691
Foreign taxes withheld	(43,127)
Total income	56,928,855
Expenses:
Investment management fees	2,516,462
Distribution and/or service fees
Class A	1,217,590
Class B	7,465
Administration fees	2,516,462
Compensation of board members	76,845
Line of credit interest expense	294
Other	16,543
Total expenses	6,351,661
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(345,458)
Expense reductions	(10,834)
Total net expenses	5,995,369
Net investment income	50,933,486
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	742,154,869
Investments — affiliated issuers	1,038,285
Futures contracts	3,852,413
Net realized gain	747,045,567
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(468,345,687)
Investments — affiliated issuers	(508,378)
Futures contracts	658,551
Net change in unrealized appreciation (depreciation)	(468,195,514)
Net realized and unrealized gain	278,850,053
Net increase in net assets resulting from operations	$329,783,539

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Cap Index Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012(b)
Operations
Net investment income	$50,933,486	$64,443,247
Net realized gain	747,045,567	60,378,260
Net change in unrealized appreciation (depreciation)	(468,195,514)	51,935,406
Net increase in net assets resulting from operations	329,783,539	176,756,913
Distributions to shareholders
Net investment income
Class A	(10,203,246)	(7,494,825)
Class B	(7,896)	(22,739)
Class I	(66)	(43)
Class R5	(50)	—
Class Z	(42,594,114)	(57,569,836)
Total distributions to shareholders	(52,805,372)	(65,087,443)
Increase (decrease) in net assets from capital stock activity	(1,393,088,952)	71,992,379
Total increase (decrease) in net assets	(1,116,110,785)	183,661,849
Net assets at beginning of year	3,621,728,851	3,438,067,002
Net assets at end of year	$2,505,618,066	$3,621,728,851
Undistributed net investment income	$6,887,066	$8,786,359

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	6,742,663	183,652,453	6,905,904	171,194,657
Fund merger	—	—	787,315	17,981,794
Distributions reinvested	360,059	9,790,803	286,000	6,919,883
Redemptions	(6,367,900)	(171,641,000)	(5,024,385)	(124,351,906)
Net increase	734,822	21,802,256	2,954,834	71,744,428
Class B shares
Subscriptions	1,184	31,844	697	16,731
Distributions reinvested	212	5,783	399	9,714
Redemptions(c)	(36,162)	(975,990)	(89,890)	(2,230,876)
Net decrease	(34,766)	(938,363)	(88,794)	(2,204,431)
Class I shares
Subscriptions	—	—	103	2,500
Net increase	—	—	103	2,500
Class R5 shares
Subscriptions	92	2,500	—	—
Net increase	92	2,500	—	—
Class Z shares
Subscriptions	17,960,330	489,325,782	16,905,590	420,417,150
Fund merger	—	—	4,433,356	101,748,793
Distributions reinvested	1,139,550	31,077,280	1,929,052	46,823,918
Redemptions	(71,115,547)	(1,934,358,407)	(22,903,786)	(566,539,979)
Net increase (decrease)	(52,015,667)	(1,413,955,345)	364,212	2,449,882
Total net increase (decrease)	(51,315,519)	(1,393,088,952)	3,230,355	71,992,379

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(c) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Large Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$26.35		$25.62		$21.30	$14.14		$25.64
Income from investment operations:
Net investment income	0.50		0.42		0.37	0.34		0.45
Net realized and unrealized gain (loss)	2.88		0.74		4.30	7.15		(11.54)
Total from investment operations	3.38		1.16		4.67	7.49		(11.09)
Less distributions to shareholders:
Net investment income	(0.57)		(0.43)		(0.35)	(0.33)		(0.41)
Total distributions to shareholders	(0.57)		(0.43)		(0.35)	(0.33)		(0.41)
Proceeds from regulatory settlements	—		—		—	0.00	(a)	—
Net asset value, end of period	$29.16		$26.35		$25.62	$21.30		$14.14
Total return	12.98%		4.67%		22.09%	53.09%		(43.51%)
Ratios to average net assets(b)(c)
Total gross expenses	0.45	%(d)	0.45%		0.45%	0.45	%(d)	0.45%
Total net expenses(e)	0.44	%(d)(f)	0.42	%(f)	0.39%	0.39	%(d)	0.39	%(f)
Net investment income	1.85%		1.72%		1.64%	1.75%		2.09%
Supplemental data
Net assets, end of period (in thousands)	$544,128		$472,381		$383,538	$268,091		$101,119
Portfolio turnover	7%		6%		2%	7%		5%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Large Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$26.44		$25.70		$21.37	$14.20		$25.70
Income from investment operations:
Net investment income	0.28		0.22		0.20	0.19		0.28
Net realized and unrealized gain (loss)	2.89		0.76		4.32	7.18		(11.53)
Total from investment operations	3.17		0.98		4.52	7.37		(11.25)
Less distributions to shareholders:
Net investment income	(0.37)		(0.24)		(0.19)	(0.20)		(0.25)
Total distributions to shareholders	(0.37)		(0.24)		(0.19)	(0.20)		(0.25)
Proceeds from regulatory settlements	—		—		—	0.00	(a)	—
Net asset value, end of period	$29.24		$26.44		$25.70	$21.37		$14.20
Total return	12.08%		3.90%		21.22%	51.94%		(43.94%)
Ratios to average net assets(b)(c)
Total gross expenses	1.20	%(d)	1.20%		1.20%	1.20	%(d)	1.20%
Total net expenses(e)	1.18	%(d)(f)	1.17	%(f)	1.14%	1.14	%(d)	1.14	%(f)
Net investment income	1.04%		0.90%		0.87%	1.01%		1.28%
Supplemental data
Net assets, end of period (in thousands)	$426		$1,305		$3,550	$3,769		$3,248
Portfolio turnover	7%		6%		2%	7%		5%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Large Cap Index Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013		Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$26.45		$24.22
Income from investment operations:
Net investment income	0.57		0.15
Net realized and unrealized gain	2.89		2.49
Total from investment operations	3.46		2.64
Less distributions to shareholders:
Net investment income	(0.63)		(0.41)
Total distributions to shareholders	(0.63)		(0.41)
Net asset value, end of period	$29.28		$26.45
Total return	13.28%		11.08%
Ratios to average net assets(b)
Total gross expenses	0.22	%(c)	0.15	%(d)
Total net expenses(e)	0.19	%(c)	0.15	%(d)
Net investment income	2.09%		2.06	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	7%		6%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Large Cap Index Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$27.28
Income from investment operations:
Net investment income	0.21
Net realized and unrealized gain	2.68
Total from investment operations	2.89
Less distributions to shareholders:
Net investment income	(0.54)
Total distributions to shareholders	(0.54)
Net asset value, end of period	$29.63
Total return	10.73%
Ratios to average net assets(b)
Total gross expenses	0.14	%(c)
Total net expenses(d)	0.14	%(c)
Net investment income	2.48	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	7%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Large Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011	2010		2009
Per share data
Net asset value, beginning of period	$26.45		$25.72		$21.37	$14.18		$25.79
Income from investment operations:
Net investment income	0.57		0.48		0.43	0.38		0.51
Net realized and unrealized gain (loss)	2.89		0.74		4.33	7.19		(11.59)
Total from investment operations	3.46		1.22		4.76	7.57		(11.08)
Less distributions to shareholders:
Net investment income	(0.63)		(0.49)		(0.41)	(0.38)		(0.53)
Total distributions to shareholders	(0.63)		(0.49)		(0.41)	(0.38)		(0.53)
Proceeds from regulatory settlements	—		—		—	0.00	(a)	—
Net asset value, end of period	$29.28		$26.45		$25.72	$21.37		$14.18
Total return	13.28%		4.91%		22.44%	53.49%		(43.37%)
Ratios to average net assets(b)(c)
Total gross expenses	0.20	%(d)	0.20%		0.20%	0.20	%(d)	0.20%
Total net expenses(e)	0.19	%(d)(f)	0.16	%(f)	0.14%	0.14	%(d)	0.14	%(f)
Net investment income	2.06%		1.95%		1.88%	2.00%		2.31%
Supplemental data
Net assets, end of period (in thousands)	$1,961,058		$3,148,041		$3,050,979	$2,412,760		$1,359,555
Portfolio turnover	7%		6%		2%	7%		5%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Large Cap Index Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Large Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2013
28

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	2,466,828*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	3,852,413
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	658,551

Annual Report 2013
29

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	1,607

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance

Annual Report 2013
30

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $7,783.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $10,834.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee and a monthly distribution fee at the maximum annual rates of 0.25% and 0.75%, respectively, of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $289 for Class B shares for the year ended February 28, 2013.

Annual Report 2013
31

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.45%
Class B	1.20
Class I	0.20
Class R5*	0.20
Class Z	0.20

*Annual rate is contractual from November 8, 2012 (commencement of operations of Class R5 shares) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.42%
Class B	1.17
Class I	0.17
Class Z	0.17

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, re-characterization of distributions for investments, reversal of capital gains (losses) on a redemption-in-kind and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(27,407)
Accumulated net realized loss	(639,665,088)
Paid-in capital	639,692,495

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013 ($)	February 29, 2012 ($)
Ordinary income	52,805,372	65,087,443

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,968,817
Accumulated realized loss	(12,602,870)
Unrealized appreciation	400,266,593

At February 28, 2013, the cost of investments for federal income tax purposes was $2,100,171,608 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$737,125,725
Unrealized depreciation	(336,859,132)
Net unrealized appreciation	$400,266,593

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income

Annual Report 2013
32

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	12,602,870

For the year ended February 28, 2013, $92,811,226 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $161,295,995 and $1,562,125,177, respectively, for the year ended February 28, 2013.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2013, securities and other assets with a value of $1,269,715,794 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $652,210,537, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 18.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $4,350,000 at a weighted average interest rate of 1.22%.

Annual Report 2013
33

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 11. Fund Merger

At the close of business on August 12, 2011 the Fund acquired the assets and assumed the identified liabilities of RiverSource S&P 500 Index Fund, a series of RiverSource Market Advantage Series, Inc. The reorganization was completed after shareholders of RiverSource S&P 500 Index Fund approved a plan of reorganization on April 27, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $3,045,750,893 and the combined net assets immediately after the acquisition were $3,165,481,480.

The merger was accomplished by a tax-free exchange of 30,883,112 shares of RiverSource S&P 500 Index Fund valued at $119,730,587 (including $7,017,237 of unrealized appreciation).

In exchange for RiverSource S&P 500 Index Fund shares, the Fund issued the following number of shares:

Shares
Class A	787,315
Class Z	4,433,356

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, RiverSource S&P 500 Index Fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource S&P 500 Index Fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized appreciation and net increase in net assets from operations for the year ended February 29, 2012 would have been approximately $66.0 million, $64.3 million, $32.0 million and $162.3 million, respectively.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements,

Annual Report 2013
34

Columbia Large Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
35

Columbia Large Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Large Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Index Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
36

Columbia Large Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for in the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
37

Columbia Large Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
38

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
39

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
40

Columbia Large Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
41

Columbia Large Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
44

Columbia Large Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Large Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN175_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Marsico 21st Century Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Marsico 21st Century Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico 21st Century Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Trustees and Officers	31
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico 21st Century Fund

Performance Overview

Performance Summary

>  Columbia Marsico 21st Century Fund (the Fund) Class A shares returned 6.74% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the Russell 3000 Index, which returned 13.65% for the same 12-month period.

>  Stock selection and sector allocations both detracted from Fund results relative to the benchmark during the period.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	04/10/00
Excluding sales charges		6.74	-0.57	9.46
Including sales charges		0.59	-1.74	8.81
Class B	04/10/00
Excluding sales charges		5.96	-1.30	8.65
Including sales charges		0.96	-1.70	8.65
Class C	04/10/00
Excluding sales charges		5.96	-1.30	8.65
Including sales charges		4.96	-1.30	8.65
Class R*	01/23/06	6.48	-0.81	9.19
Class R4*	11/08/12	6.84	-0.55	9.47
Class Z	04/10/00	7.09	-0.31	9.75
Russell 3000 Index		13.65	5.38	8.85

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Marsico 21st Century Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Marsico 21st Century Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 6.74% excluding sales charges. The Fund's return for the period was lower than the 13.65% return of its benchmark, the Russell 3000 Index. Underweight allocations and stock selection in the financials and consumer staples sectors, plus stock selection within the consumer discretionary and energy sectors generally accounted for the Fund's underperformance during the period. An overweight allocation to the strong-performing consumer discretionary sector, plus stock selection in materials aided results.

Stock Selection in Several Sectors Hurt Results

The financials sector was a strong performer in the Russell 3000 Index, and Fund performance was hurt both by having an underweight in financials and by stock selection in the sector as well. PNC Financial Services Group had a negative return and Capital One Financial significantly lagged the benchmark's financials sector. PNC Financial Services Group was sold from the Fund. Several holdings in the consumer discretionary sector (which was a good performing sector overall) also disappointed. Restaurants Chipotle Mexican Grill and Arcos Dorados Holdings (a Latin American McDonald's franchisee) each posted double-digit declines. The latter was sold from the portfolio. Apparel firm Ralph Lauren, online travel reservations firm priceline.com and automobile component company Borg Warner posted weak returns. Borg Warner was sold prior to period-end.

Selected energy and technology positions also hurt performance. Energy firms National Oilwell Varco and Occidental Petroleum, and software firms VMware and Bankrate disappointed and were sold from the Fund.

Consumer Discretionary Holdings, Overweight Aided Results

The consumer discretionary sector was a strong performer within the Russell 3000 Index, and the Fund benefited from having a significant portion of assets allocated to that sector. In the materials sector, agricultural materials company Monsanto (the second largest holding at period end) and LyondellBasell Industries were strong contributors to performance. Biotechnology company and top holding Biogen Idec and consulting and technology services firm Accenture also had strong price gains.

Looking Ahead

Overall, we currently think the U.S. and international economic picture is generally improving. Large capitalization stocks are presently trading at reasonable valuations. However, serious fiscal challenges remain, both in the United States and abroad. Uncertainty about government economic policy is currently high and we believe additional tax hikes and spending cuts are likely. The question is whether this fiscal tightening can be done in a balanced and sensible manner. A major policy misstep could have profound repercussions for the economy.

Still, we believe there is currently significant pent-up demand for vehicles, houses, travel and leisure activities and corporate capital spending. If this demand is unleashed, we believe it may have a beneficial impact on job growth and corporate profits.

Portfolio Management

Marsico Capital Management, LLC

Brandon Geisler

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Marsico 21st Century Fund

Manager Discussion of Fund Performance (continued)

Against this backdrop, we are currently emphasizing companies that we believe have a high degree of earnings visibility, unleveraged balance sheets and are buying back stock and increasing dividends. There are several themes at work in the Fund. It currently has a significant consumer discretionary exposure, with many of the positions being more staple-like in nature, meaning they offer needed rather than wanted products and services. We are also currently focusing on health care, particularly pharmaceuticals. A number of drug companies offer robust new product pipelines for unmet clinical needs. Other themes include recoveries in U.S. housing, manufacturing and automobiles. We think the U.S. manufacturing sector has the potential to benefit from an inexpensive and growing supply of natural gas that provides a significant cost advantage.

During the period, we increased the Fund's allocation to the industrials, health care and consumer staples sectors. We reduced the Fund's allocations to the energy, information technology and financial sectors. At period end, the Fund's sector allocations emphasized consumer discretionary, industrials, information technology and health care. It had no investments in the utilities or telecommunication services sectors.

Top Ten Holdings (%) (at February 28, 2013)
Biogen Idec, Inc.	4.1
Monsanto Co.	3.4
Lowe's Companies, Inc.	3.4
Gilead Sciences, Inc.	3.2
Precision Castparts Corp.	3.1
Google, Inc., Class A	3.0
McDonald's Corp.	2.9
Intuitive Surgical, Inc.	2.8
WW Grainger, Inc.	2.7
Mastercard, Inc., Class A	2.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.7
Consumer Discretionary	25.3
Consumer Staples	5.4
Energy	3.4
Financials	9.0
Health Care	13.1
Industrials	20.9
Information Technology	15.4
Materials	5.2
Money Market Funds	2.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Marsico 21st Century Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.00		1,018.30	6.71		6.56	1.31
Class B	1,000.00	1,000.00	1,061.30		1,014.58	10.53		10.29	2.06
Class C	1,000.00	1,000.00	1,062.20		1,014.58	10.53		10.29	2.06
Class R	1,000.00	1,000.00	1,064.00		1,017.06	7.98		7.80	1.56
Class R4	1,000.00	1,000.00	1,112.00	*	1,019.74	3.28	*	5.11	1.02 *
Class Z	1,000.00	1,000.00	1,067.00		1,019.54	5.43		5.31	1.06

*For the period November 8, 2012 through February 28, 2013. Class R4 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Marsico 21st Century Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
Consumer Discretionary 25.8%
Automobiles 0.9%
Tesla Motors, Inc.(a)	273,058	9,510,610
Hotels, Restaurants & Leisure 9.5%
Chipotle Mexican Grill, Inc.(a)	51,208	16,222,182
Dunkin' Brands Group, Inc.	513,585	19,079,683
McDonald's Corp.	318,507	30,544,821
Norwegian Cruise Line Holdin(a)	218,947	6,782,978
Wynn Resorts Ltd.	219,194	25,623,779
Total		98,253,443
Internet & Catalog Retail 1.5%
priceline.com, Inc.(a)	22,649	15,572,999
Media 2.9%
Liberty Global Inc-series C(a)	180,397	11,520,152
Viacom, Inc., Class B	314,764	18,401,104
Total		29,921,256
Multiline Retail 2.2%
Dollar Tree, Inc.(a)	516,620	23,343,475
Specialty Retail 7.3%
Foot Locker, Inc.	317,583	10,858,163
Lowe's Companies, Inc.	912,135	34,797,950
Monro Muffler Brake, Inc.	138,880	5,145,504
Ross Stores, Inc.	267,412	15,499,200
Tractor Supply Co.	91,865	9,553,041
Total		75,853,858
Textiles, Apparel & Luxury Goods 1.5%
Ralph Lauren Corp.	91,469	15,867,128
Total Consumer Discretionary		268,322,769
Consumer Staples 5.6%
Beverages 1.5%
Constellation Brands, Inc., Class A(a)	342,013	15,130,655
Food Products 3.1%
Green Mountain Coffee Roasters, Inc.(a)	228,650	10,920,324
Mondelez International, Inc., Class A	753,518	20,834,773
Total		31,755,097
Household Products 1.0%
Church & Dwight Co., Inc.	175,112	10,849,939
Total Consumer Staples		57,735,691

Common Stocks (continued)

Issuer	Shares	Value ($)
Energy 3.5%
Energy Equipment & Services 3.5%
Halliburton Co.	297,426	12,346,153
Schlumberger Ltd.	304,694	23,720,428
Total		36,066,581
Total Energy		36,066,581
Financials 9.3%
Capital Markets 0.7%
Morgan Stanley	338,013	7,622,193
Commercial Banks 2.5%
City National Corp.	308,596	17,531,339
Columbia Banking System, Inc.	421,416	8,428,320
Total		25,959,659
Consumer Finance 1.5%
Capital One Financial Corp.	294,200	15,013,026
Diversified Financial Services 2.5%
Citigroup, Inc.	604,663	25,377,706
Real Estate Investment Trusts (REITs) 2.1%
American Tower Corp.	286,443	22,227,977
Total Financials		96,200,561
Health Care 13.3%
Biotechnology 9.0%
Alkermes PLC(a)	597,505	12,971,834
Biogen Idec, Inc.(a)	253,859	42,226,906
BioMarin Pharmaceutical, Inc.(a)	93,855	5,440,774
Gilead Sciences, Inc.(a)	786,683	33,599,231
Total		94,238,745
Health Care Equipment & Supplies 4.0%
Hologic, Inc.(a)	584,087	12,750,619
Intuitive Surgical, Inc.(a)	56,092	28,600,750
Total		41,351,369
Pharmaceuticals 0.3%
Zoetis, Inc.(a)	91,272	3,053,049
Total Health Care		138,643,163
Industrials 21.3%
Aerospace & Defense 5.2%
Precision Castparts Corp.	172,698	32,223,720
TransDigm Group, Inc.	153,711	21,879,224
Total		54,102,944

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Commercial Services & Supplies 1.0%
Copart, Inc.(a)	296,424	10,119,915
Machinery 3.8%
Cummins, Inc.	145,792	16,892,919
Pentair Ltd.	430,935	22,955,907
Total		39,848,826
Professional Services 3.8%
IHS, Inc., Class A(a)	181,350	19,268,437
Nielsen Holdings NV(a)	606,340	20,427,595
Total		39,696,032
Road & Rail 2.0%
Genesee & Wyoming, Inc., Class A(a)	237,019	21,217,941
Trading Companies & Distributors 5.5%
MRC Global, Inc.(a)	269,214	8,270,254
United Rentals, Inc.(a)	195,818	10,458,639
WESCO International, Inc.(a)	141,045	10,423,226
WW Grainger, Inc.	122,313	27,699,002
Total		56,851,121
Total Industrials		221,836,779
Information Technology 15.7%
Internet Software & Services 7.0%
Equinix, Inc.(a)	99,535	21,056,629
Facebook, Inc., Class A(a)	357,882	9,752,285
Google, Inc., Class A(a)	38,926	31,187,511
VeriSign, Inc.(a)	245,185	11,229,473
Total		73,225,898

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 5.4%
Accenture PLC, Class A	230,525	17,141,839
FleetCor Technologies, Inc.(a)	170,876	11,928,853
Mastercard, Inc., Class A	51,511	26,673,426
Total		55,744,118
Software 3.3%
Red Hat, Inc.(a)	427,513	21,721,936
Salesforce.com, Inc.(a)	72,896	12,335,461
Total		34,057,397
Total Information Technology		163,027,413
Materials 5.3%
Chemicals 5.3%
LyondellBasell Industries NV, Class A	352,910	20,687,584
Monsanto Co.	345,699	34,925,970
Total		55,613,554
Total Materials		55,613,554
Total Common Stocks (Cost: $809,230,587)		1,037,446,511
Money Market Funds 2.4%
Columbia Short-Term Cash Fund, 0.128%(b)(c)	24,539,509	24,539,509
Total Money Market Funds (Cost: $24,539,509)		24,539,509
Total Investments (Cost: $833,770,096)		1,061,986,020
Other Assets & Liabilities, Net		(23,334,202)
Net Assets		1,038,651,818

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	793,003,133	(768,463,624)	24,539,509	50,742	24,539,509

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Marsico 21st Century Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	268,322,769	—	—	268,322,769
Consumer Staples	57,735,691	—	—	57,735,691
Energy	36,066,581	—	—	36,066,581
Financials	96,200,561	—	—	96,200,561
Health Care	138,643,163	—	—	138,643,163
Industrials	221,836,779	—	—	221,836,779
Information Technology	163,027,413	—	—	163,027,413
Materials	55,613,554	—	—	55,613,554
Total Equity Securities	1,037,446,511	—	—	1,037,446,511
Other
Money Market Funds	24,539,509	—	—	24,539,509
Total Other	24,539,509	—	—	24,539,509
Total	1,061,986,020	—	—	1,061,986,020

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Marsico 21st Century Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $809,230,587)	$1,037,446,511
Affiliated issuers (identified cost $24,539,509)	24,539,509
Total investments (identified cost $833,770,096)	1,061,986,020
Receivable for:
Capital shares sold	235,672
Dividends	734,261
Reclaims	17,905
Prepaid expenses	4,612
Total assets	1,062,978,470
Liabilities
Payable for:
Investments purchased	20,398,264
Capital shares purchased	3,350,165
Investment management fees	19,550
Distribution and/or service fees	11,884
Transfer agent fees	331,153
Administration fees	1,633
Compensation of board members	82,736
Expense reimbursement due to Investment Manager	10,113
Other expenses	121,154
Total liabilities	24,326,652
Net assets applicable to outstanding capital stock	$1,038,651,818
Represented by
Paid-in capital	$2,712,269,612
Excess of distributions over net investment income	(2,863,345)
Accumulated net realized loss	(1,898,966,643)
Unrealized appreciation (depreciation) on:
Investments	228,215,924
Foreign currency translations	(3,730)
Total — representing net assets applicable to outstanding capital stock	$1,038,651,818

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Marsico 21st Century Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$526,471,445
Shares outstanding	37,223,335
Net asset value per share	$14.14
Maximum offering price per share(a)	$15.00
Class B
Net assets	$52,822,713
Shares outstanding	4,069,732
Net asset value per share	$12.98
Class C
Net assets	$236,372,512
Shares outstanding	18,214,417
Net asset value per share	$12.98
Class R
Net assets	$22,756,449
Shares outstanding	1,629,067
Net asset value per share	$13.97
Class R4
Net assets	$2,773
Shares outstanding	188
Net asset value per share(b)	$14.74
Class Z
Net assets	$200,225,926
Shares outstanding	13,810,112
Net asset value per share	$14.50

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Marsico 21st Century Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$17,017,787
Dividends — affiliated issuers	50,742
Interest	14
Income from securities lending — net	1,824,655
Foreign taxes withheld	(363,843)
Total income	18,529,355
Expenses:
Investment management fees	9,238,502
Distribution and/or service fees
Class A	1,598,921
Class B	616,562
Class C	2,782,037
Class R	132,545
Transfer agent fees
Class A	1,073,908
Class B	103,267
Class C	466,589
Class R	44,385
Class R4(a)	1
Class Z	521,595
Administration fees	2,715,082
Compensation of board members	51,573
Custodian fees	9,626
Printing and postage fees	141,692
Registration fees	146,556
Professional fees	40,754
Line of credit interest expense	4,435
Other	55,085
Total expenses	19,743,115
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(131,463)
Expense reductions	(2,000)
Total net expenses	19,609,652
Net investment loss	(1,080,297)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	231,180,927
Foreign currency translations	(7,829)
Net realized gain	231,173,098
Net change in unrealized appreciation (depreciation) on:
Investments	(161,139,815)
Foreign currency translations	(642)
Forward foreign currency exchange contracts	124
Net change in unrealized appreciation (depreciation)	(161,140,333)
Net realized and unrealized gain	70,032,765
Net increase in net assets resulting from operations	$68,952,468

(a) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Marsico 21st Century Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment loss	$(1,080,297)	$(7,688,851)
Net realized gain	231,173,098	166,838,681
Net change in unrealized appreciation (depreciation)	(161,140,333)	(507,817,767)
Net increase (decrease) in net assets resulting from operations	68,952,468	(348,667,937)
Distributions to shareholders
Net investment income
Class A	(121,266)	—
Class R4	(7)	—
Class Z	(499,317)	—
Total distributions to shareholders	(620,590)	—
Increase (decrease) in net assets from capital stock activity	(736,286,595)	(1,639,855,848)
Total decrease in net assets	(667,954,717)	(1,988,523,785)
Net assets at beginning of year	1,706,606,535	3,695,130,320
Net assets at end of year	$1,038,651,818	$1,706,606,535
Excess of distributions over net investment income	$(2,863,345)	$(1,213,625)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Marsico 21st Century Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,935,350	39,345,751	9,300,938	118,588,125
Distributions reinvested	8,190	107,943	—	—
Redemptions	(26,997,107)	(361,326,434)	(68,368,653)	(877,841,428)
Net decrease	(24,053,567)	(321,872,740)	(59,067,715)	(759,253,303)
Class B shares
Subscriptions	12,672	159,307	30,448	364,279
Redemptions(b)	(1,878,016)	(23,192,865)	(2,430,830)	(28,976,210)
Net decrease	(1,865,344)	(23,033,558)	(2,400,382)	(28,611,931)
Class C shares
Subscriptions	355,966	4,406,138	969,332	11,921,869
Redemptions	(10,071,680)	(124,268,382)	(17,334,797)	(205,030,554)
Net decrease	(9,715,714)	(119,862,244)	(16,365,465)	(193,108,685)
Class R shares
Subscriptions	306,394	4,070,405	589,190	7,450,288
Redemptions	(975,144)	(12,901,929)	(1,158,431)	(14,729,624)
Net decrease	(668,750)	(8,831,524)	(569,241)	(7,279,336)
Class R4 shares
Subscriptions	188	2,500	—	—
Net increase	188	2,500	—	—
Class Z shares
Subscriptions	2,756,504	37,933,107	26,656,902	364,029,006
Distributions reinvested	29,952	404,045	—	—
Redemptions	(22,117,135)	(301,026,181)	(79,185,174)	(1,015,631,599)
Net decrease	(19,330,679)	(262,689,029)	(52,528,272)	(651,602,593)
Total net decrease	(55,633,866)	(736,286,595)	(130,931,075)	(1,639,855,848)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Marsico 21st Century Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.25		$14.22		$11.63		$7.31		$14.55
Income from investment operations:
Net investment income (loss)	0.01		(0.03)		(0.06)		(0.03)		0.01
Net realized and unrealized gain (loss)	0.88		(0.94)		2.65		4.35		(7.25)
Total from investment operations	0.89		(0.97)		2.59		4.32		(7.24)
Less distributions to shareholders:
Net investment income	(0.00	)(a)	—		—		—		—
Total distributions to shareholders	(0.00	)(a)	—		—		—		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$14.14		$13.25		$14.22		$11.63		$7.31
Total return	6.74%		(6.82%)		22.27	%(b)	59.10%		(49.76%)
Ratios to average net assets(c)(d)
Total gross expenses	1.36	%(e)	1.37	%(e)	1.31%		1.31%		1.29%
Total net expenses(f)	1.35	%(e)(g)	1.37	%(e)(g)	1.31	%(g)	1.30	%(g)	1.25	%(g)
Net investment income (loss)	0.06%		(0.23%)		(0.47%)		(0.35%)		0.12%
Supplemental data
Net assets, end of period (in thousands)	$526,471		$811,890		$1,711,839		$1,993,000		$1,967,386
Portfolio turnover	65%		104%		87%		119%		152%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.25		$13.25		$10.91		$6.92		$13.86
Income from investment operations:
Net investment loss	(0.08)		(0.12)		(0.14)		(0.10)		(0.07)
Net realized and unrealized gain (loss)	0.81		(0.88)		2.48		4.09		(6.87)
Total from investment operations	0.73		(1.00)		2.34		3.99		(6.94)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.98		$12.25		$13.25		$10.91		$6.92
Total return	5.96%		(7.55%)		21.45	%(b)	57.66%		(50.07%)
Ratios to average net assets(c)(d)
Total gross expenses	2.10	%(e)	2.12	%(e)	2.06%		2.06%		2.04%
Total net expenses(f)	2.10	%(e)(g)	2.12	%(e)(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)
Net investment loss	(0.67%)		(0.97%)		(1.21%)		(1.10%)		(0.63%)
Supplemental data
Net assets, end of period (in thousands)	$52,823		$72,692		$110,427		$117,307		$95,889
Portfolio turnover	65%		104%		87%		119%		152%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.25		$13.25		$10.91		$6.91		$13.86
Income from investment operations:
Net investment loss	(0.08)		(0.12)		(0.14)		(0.10)		(0.07)
Net realized and unrealized gain (loss)	0.81		(0.88)		2.48		4.10		(6.88)
Total from investment operations	0.73		(1.00)		2.34		4.00		(6.95)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$12.98		$12.25		$13.25		$10.91		$6.91
Total return	5.96%		(7.55%)		21.45	%(b)	57.89%		(50.14%)
Ratios to average net assets(c)(d)
Total gross expenses	2.10	%(e)	2.12	%(e)	2.06%		2.06%		2.04%
Total net expenses(f)	2.10	%(e)(g)	2.12	%(e)(g)	2.06	%(g)	2.05	%(g)	2.00	%(g)
Net investment loss	(0.68%)		(0.97%)		(1.22%)		(1.10%)		(0.63%)
Supplemental data
Net assets, end of period (in thousands)	$236,373		$342,021		$586,725		$660,457		$622,098
Portfolio turnover	65%		104%		87%		119%		152%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.12		$14.11		$11.57		$7.29		$14.55
Income from investment operations:
Net investment income (loss)	(0.02)		(0.06)		(0.09)		(0.06)		(0.02)
Net realized and unrealized gain (loss)	0.87		(0.93)		2.63		4.34		(7.24)
Total from investment operations	0.85		(0.99)		2.54		4.28		(7.26)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$13.97		$13.12		$14.11		$11.57		$7.29
Total return	6.48%		(7.02%)		21.95	%(b)	58.71%		(49.90%)
Ratios to average net assets(c)(d)
Total gross expenses	1.61	%(e)	1.62	%(e)	1.56%		1.56%		1.54%
Total net expenses(f)	1.60	%(e)(g)	1.62	%(e)(g)	1.56	%(g)	1.55	%(g)	1.50	%(g)
Net investment loss	(0.17%)		(0.46%)		(0.71%)		(0.59%)		(0.13%)
Supplemental data
Net assets, end of period (in thousands)	$22,756		$30,137		$40,468		$41,627		$42,429
Portfolio turnover	65%		104%		87%		119%		152%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$13.29
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain	1.48
Total from investment operations	1.49
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$14.74
Total return	11.20%
Ratios to average net assets(b)
Total gross expenses	1.02	%(c)(d)
Total net expenses(e)	1.02	%(c)(d)
Net investment income	0.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	65%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.57		$14.54		$11.86		$7.44		$14.76
Income from investment operations:
Net investment income (loss)	0.04		0.01		(0.03)		(0.01)		0.05
Net realized and unrealized gain (loss)	0.92		(0.98)		2.71		4.43		(7.37)
Total from investment operations	0.96		(0.97)		2.68		4.42		(7.32)
Less distributions to shareholders:
Net investment income	(0.03)		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.03)		—		—		(0.00	)(a)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		—		0.00	(a)
Net asset value, end of period	$14.50		$13.57		$14.54		$11.86		$7.44
Total return	7.09%		(6.67%)		22.60	%(b)	59.42%		(49.59%)
Ratios to average net assets(c)(d)
Total gross expenses	1.11	%(e)	1.12	%(e)	1.06%		1.06%		1.04%
Total net expenses(f)	1.10	%(e)(g)	1.12	%(e)(g)	1.06	%(g)	1.05	%(g)	1.00	%(g)
Net investment income (loss)	0.27%		0.04%		(0.20%)		(0.10%)		0.37%
Supplemental data
Net assets, end of period (in thousands)	$200,226		$449,867		$1,245,671		$1,008,937		$870,875
Portfolio turnover	65%		104%		87%		119%		152%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on total return.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Includes interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Marsico 21st Century Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Marsico 21st Century Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair

Annual Report 2013
22

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013
23

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.75% to 0.56% as the Fund's net assets increased. The effective investment management fee rate for the year ended February 28, 2013 was 0.70% of the Fund's average daily net assets.

Prior to June 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

For the year ended February 28, 2013, no investment management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The effective administration fee rate for the year ended February 28, 2013 was 0.21% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $4,754.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a

Annual Report 2013
24

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.17%
Class B	0.17
Class C	0.17
Class R	0.17
Class R4*	0.14
Class Z	0.17

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $2,000.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $161,576 for Class A, $137,504 for Class B and $6,134 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class R	1.56
Class R4*	1.06
Class Z	1.06

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4 shares) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's

Annual Report 2013
25

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class R	1.70
Class Z	1.20

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, late-year ordinary losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$51,167
Accumulated net realized loss	7,829
Paid-in capital	(58,996)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$620,590	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(1,892,546,208)
Unrealized appreciation	219,013,786

At February 28, 2013, the cost of investments for federal income tax purposes was $842,972,234 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$220,883,860
Unrealized depreciation	(1,870,074)
Net unrealized appreciation	219,013,786

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$362,781,815
2018	1,526,982,692
Total	$1,889,764,507

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

For the year ended February 28, 2013, $225,269,485 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat late year ordinary losses of $2,781,701 as arising on March 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including

Annual Report 2013
26

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $839,472,571 and $1,532,622,042, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 31.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $12,930,000 at a weighted average interest rate of 1.22%.

Note 10. Significant Risks

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing

Annual Report 2013
27

Columbia Marsico 21st Century Fund

Notes to Financial Statements (continued)

February 28, 2013

activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
28

Columbia Marsico 21st Century Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico 21st Century Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

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29

Columbia Marsico 21st Century Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

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Columbia Marsico 21st Century Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

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Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
33

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
34

Columbia Marsico 21st Century Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
36

Columbia Marsico 21st Century Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Marsico 21st Century Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN184_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Marsico Focused Equities Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Marsico Focused Equities Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico Focused Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	28
Federal Income Tax Information	29
Trustees and Officers	30
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico Focused Equities Fund

Performance Overview

Performance Summary

>  Columbia Marsico Focused Equities Fund (the Fund) Class A shares returned 6.84% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period.

>  Stock selection in several sectors, as well as underweight allocations to the consumer staples and financials sectors detracted from performance.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		6.84	4.05	8.01
Including sales charges		0.68	2.83	7.37
Class B	12/31/97
Excluding sales charges		6.09	3.28	7.21
Including sales charges		1.90	2.95	7.21
Class C	12/31/97
Excluding sales charges		6.02	3.27	7.21
Including sales charges		5.18	3.27	7.21
Class I*	09/27/10	7.29	4.34	8.16
Class R4*	11/08/12	6.91	4.07	8.02
Class Z	12/31/97	7.12	4.32	8.29
S&P 500 Index		13.46	4.94	8.24

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Marsico Focused Equities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Marsico Focused Equities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 6.84% excluding sales charges. The Fund's benchmark, the S&P 500 Index, returned 13.46% for the same 12-month period. Stock selection in the consumer discretionary, energy, financials, consumer staples and industrials sectors was disappointing. Underweight positions in the consumer staples and financials areas also hurt performance. On the positive side, stock selection in information technology and materials and an overweight allocation to the strong-performing consumer discretionary and health care sectors aided results.

Stock Selection, Sector Underweights Detracted

Although the consumer discretionary sector was a strong performer in the benchmark, the Fund's stock selection proved disappointing. Restaurant operators Chipotle Mexican Grill and McDonald's posted negative returns. McDonald's, a long-term Fund holding, was hurt by global economic uncertainty, while unfavorable currency exchange rates hurt its international results. We trimmed the Fund's position in the stock but continue to believe it is an attractive long-term investment. Other disappointing performers in the sector included discount retailer Dollar General (which was sold from the portfolio) and athletic apparel firm Nike.

Stock selection in the energy and financial sectors also detracted from relative results. Energy services firms Halliburton and Occidental Petroleum had negative returns and were sold. The Fund's financials holdings had positive returns, but were disappointing compared to the sector's return in the index. Individual holdings with double-digit losses also weighed on results: heavy equipment engine manufacturer Cummins, Chinese Internet search engine Baidu, Mead Johnson Nutrition and software firm VMware. The latter three were sold.

Technology and Materials Aided Results

Stock selection in the information technology and materials sectors buoyed results. In the former, Apple and financial transaction processor Visa were leading contributors. We sold Apple in January 2013 owing to concerns about the company's future revenue growth. The sale had a favorable impact on Fund results because the stock declined in the final weeks of the fiscal year. Within materials, agricultural materials company Monsanto was a strong performer as it benefited from increased use of its U.S. corn and soybean products, as well as strong performance in its international seeds and traits business. Meanwhile, home improvement retailer Home Depot was also a strong contributor to Fund results. The health care and consumer discretionary sectors were also good performers in the index, and the Fund benefited from overweight allocations to both. Biotechnology firms Biogen Idec and Gilead Sciences (the top two Fund holdings) had strong price gains.

Looking Ahead

Overall, we currently think U.S. and international economic prospects are generally improving. Large capitalization stocks are presently trading at reasonable valuations. However, serious fiscal challenges remain, both in the United States and abroad. Uncertainty about government economic policy is currently high and additional tax hikes and spending cuts are likely. The question

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Marsico Focused Equities Fund

Manager Discussion of Fund Performance (continued)

is whether fiscal tightening can be done in a balanced and sensible manner. A major policy misstep could have profound repercussions for the economy. Still, there currently is significant pent-up demand for vehicles, houses, travel and leisure activities and corporate capital spending. If this demand is unleashed, it may have a beneficial impact on job growth and corporate profits.

Against this current backdrop, we are emphasizing companies that we believe have a high degree of earnings visibility, unleveraged balance sheets and are buying back stock and increasing dividends. There are several themes at work in the Fund. At present, it has a significant consumer discretionary exposure, with many of the positions being more staple-like in nature, meaning they offer needed rather than wanted products and services. We are also currently focusing on health care, particularly pharmaceuticals. A number of drug companies offer robust new product pipelines for unmet clinical needs. Other themes include recoveries in U.S. housing, manufacturing and automobiles. We think the U.S. manufacturing sector has the potential to benefit from an inexpensive and growing supply of natural gas that provides a significant cost advantage.

During the period, we increased the Fund's allocation to the health care and financials sectors. We reduced allocations to the energy, information technology, consumer discretionary and materials sectors. At period end, the Fund's sector allocations emphasized consumer discretionary, financials, information technology and health care. It had no investments in the utilities or telecommunication services sectors.

Top Ten Holdings (%) (at February 28, 2013)
Biogen Idec, Inc.	5.3
Gilead Sciences, Inc.	5.1
Wells Fargo & Co.	4.7
Bristol-Myers Squibb Co.	4.4
Google, Inc., Class A	4.4
eBay, Inc.	4.4
Visa, Inc., Class A	4.3
Nike, Inc., Class B	4.0
Monsanto Co.	3.9
Precision Castparts Corp.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.3
Consumer Discretionary	26.7
Consumer Staples	4.5
Energy	5.6
Financials	14.3
Health Care	17.6
Industrials	7.2
Information Technology	17.6
Materials	3.8
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Marsico Focused Equities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.70		1,018.60	6.40		6.26	1.25
Class B	1,000.00	1,000.00	1,062.50		1,014.88	10.23		9.99	2.00
Class C	1,000.00	1,000.00	1,061.70		1,014.88	10.22		9.99	2.00
Class I	1,000.00	1,000.00	1,068.20		1,020.63	4.31		4.21	0.84
Class R4	1,000.00	1,000.00	1,108.80	*	1,019.89	3.17	*	4.96	0.99 *
Class Z	1,000.00	1,000.00	1,067.30		1,019.84	5.13		5.01	1.00

*For the period November 8, 2012 through February 28, 2013. Class R4 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Marsico Focused Equities Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 27.2%
Hotels, Restaurants & Leisure 9.9%
Chipotle Mexican Grill, Inc.(a)	116,444	36,888,295
McDonald's Corp.	307,323	29,472,276
Starbucks Corp.	654,329	35,870,316
Wynn Resorts Ltd.	459,318	53,694,274
Total		155,925,161
Media 2.1%
Comcast Corp., Class A	825,299	32,838,647
Specialty Retail 11.3%
AutoZone, Inc.(a)	104,204	39,613,151
Home Depot, Inc. (The)	812,711	55,670,703
Lowe's Companies, Inc.	919,183	35,066,831
TJX Companies, Inc.	1,063,315	47,817,276
Total		178,167,961
Textiles, Apparel & Luxury Goods 3.9%
Nike, Inc., Class B	1,144,557	62,332,574
Total Consumer Discretionary		429,264,343
Consumer Staples 4.5%
Beverages 1.6%
Anheuser-Busch InBev NV, ADR	269,449	25,325,511
Food & Staples Retailing 2.9%
Wal-Mart Stores, Inc.	656,379	46,458,506
Total Consumer Staples		71,784,017
Energy 5.8%
Energy Equipment & Services 2.5%
Schlumberger Ltd.	507,211	39,486,376
Oil, Gas & Consumable Fuels 3.3%
Kinder Morgan, Inc.	1,384,468	51,322,229
Total Energy		90,808,605
Financials 14.5%
Commercial Banks 4.6%
Wells Fargo & Co.	2,073,368	72,733,750
Consumer Finance 2.0%
American Express Co.	515,896	32,062,936
Diversified Financial Services 2.8%
Citigroup, Inc.	1,044,776	43,849,249

Common Stocks (continued)

Issuer	Shares	Value ($)
Insurance 3.1%
American International Group, Inc.(a)	1,273,616	48,410,144
Real Estate Investment Trusts (REITs) 2.0%
American Tower Corp.	419,292	32,537,059
Total Financials		229,593,138
Health Care 18.0%
Biotechnology 10.9%
Biogen Idec, Inc.(a)	497,694	82,786,420
Celgene Corp.(a)	82,815	8,544,852
Gilead Sciences, Inc.(a)	1,876,458	80,143,521
Total		171,474,793
Health Care Equipment & Supplies 2.7%
Intuitive Surgical, Inc.(a)	83,748	42,702,268
Pharmaceuticals 4.4%
Bristol-Myers Squibb Co.	1,881,804	69,570,294
Total Health Care		283,747,355
Industrials 7.3%
Aerospace & Defense 3.8%
Precision Castparts Corp.	318,520	59,432,647
Machinery 1.1%
Cummins, Inc.	152,721	17,695,782
Road & Rail 2.4%
Union Pacific Corp.	276,211	37,871,290
Total Industrials		114,999,719
Information Technology 18.0%
Internet Software & Services 10.7%
eBay, Inc.(a)	1,261,875	68,999,325
Equinix, Inc.(a)	146,632	31,020,000
Google, Inc., Class A(a)	86,145	69,019,374
Total		169,038,699
IT Services 7.3%
Accenture PLC, Class A	629,772	46,829,846
Visa, Inc., Class A	424,546	67,349,977
Total		114,179,823
Total Information Technology		283,218,522

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Marsico Focused Equities Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 3.8%
Chemicals 3.8%
Monsanto Co.	599,429	60,560,312
Total Materials		60,560,312
Total Common Stocks (Cost: $1,225,167,203)		1,563,976,011

Money Market Funds 2.8%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(b)(c)	43,733,734	43,733,734
Total Money Market Funds (Cost: $43,733,734)		43,733,734
Total Investments (Cost: $1,268,900,937)		1,607,709,745
Other Assets & Liabilities, Net		(30,590,589)
Net Assets		1,577,119,156

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	115,542,763	1,029,161,511	(1,100,970,540)	43,733,734	94,285	43,733,734

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Marsico Focused Equities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	429,264,343	—	—	429,264,343
Consumer Staples	71,784,017	—	—	71,784,017
Energy	90,808,605	—	—	90,808,605
Financials	229,593,138	—	—	229,593,138
Health Care	283,747,355	—	—	283,747,355
Industrials	114,999,719	—	—	114,999,719
Information Technology	283,218,522	—	—	283,218,522
Materials	60,560,312	—	—	60,560,312
Total Equity Securities	1,563,976,011	—	—	1,563,976,011
Other
Money Market Funds	43,733,734	—	—	43,733,734
Total Other	43,733,734	—	—	43,733,734
Total	1,607,709,745	—	—	1,607,709,745

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Marsico Focused Equities Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,225,167,203)	$1,563,976,011
Affiliated issuers (identified cost $43,733,734)	43,733,734
Total investments (identified cost $1,268,900,937)	1,607,709,745
Receivable for:
Investments sold	25,605,244
Capital shares sold	1,650,334
Dividends	1,691,444
Prepaid expenses	5,855
Other assets	3,296
Total assets	1,636,665,918
Liabilities
Payable for:
Investments purchased	55,005,445
Capital shares purchased	3,940,960
Investment management fees	28,629
Distribution and/or service fees	13,023
Transfer agent fees	321,451
Administration fees	2,374
Compensation of board members	102,567
Expense reimbursement due to Investment Manager	5,419
Other expenses	126,894
Total liabilities	59,546,762
Net assets applicable to outstanding capital stock	$1,577,119,156
Represented by
Paid-in capital	$1,141,062,475
Excess of distributions over net investment income	(2,335,566)
Accumulated net realized gain	99,583,439
Unrealized appreciation (depreciation) on:
Investments	338,808,808
Total — representing net assets applicable to outstanding capital stock	$1,577,119,156

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Marsico Focused Equities Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$932,546,429
Shares outstanding	44,739,998
Net asset value per share	$20.84
Maximum offering price per share(a)	$22.11
Class B
Net assets	$14,818,068
Shares outstanding	807,681
Net asset value per share	$18.35
Class C
Net assets	$225,678,348
Shares outstanding	12,248,748
Net asset value per share	$18.42
Class I
Net assets	$2,615
Shares outstanding	121
Net asset value per share(b)	$21.53
Class R4
Net assets	$2,390
Shares outstanding	110
Net asset value per share(b)	$21.72
Class Z
Net assets	$404,071,306
Shares outstanding	18,845,632
Net asset value per share	$21.44

(a)  The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)  Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Marsico Focused Equities Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$24,130,863
Dividends — affiliated issuers	94,285
Interest	363
Income from securities lending — net	4,783,450
Total income	29,008,961
Expenses:
Investment management fees	12,456,659
Distribution and/or service fees
Class A	2,485,296
Class B	187,697
Class C	2,414,264
Transfer agent fees
Class A	1,876,883
Class B	35,323
Class C	456,105
Class R4(a)	1
Class Z	1,090,671
Administration fees	3,771,874
Compensation of board members	63,575
Custodian fees	16,652
Printing and postage fees	94,434
Registration fees	152,092
Professional fees	57,844
Other	60,143
Total expenses	25,219,513
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,025,662)
Expense reductions	(4,647)
Total net expenses	24,189,204
Net investment income	4,819,757
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	368,994,633
Foreign currency translations	(67,054)
Net realized gain	368,927,579
Net change in unrealized appreciation (depreciation) on:
Investments	(253,060,050)
Foreign currency translations	(95)
Net change in unrealized appreciation (depreciation)	(253,060,145)
Net realized and unrealized gain	115,867,434
Net increase in net assets resulting from operations	$120,687,191

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Marsico Focused Equities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$4,819,757	$2,697,486
Net realized gain	368,927,579	300,116,756
Net change in unrealized appreciation (depreciation)	(253,060,145)	(219,767,843)
Net increase in net assets resulting from operations	120,687,191	83,046,399
Distributions to shareholders
Net investment income
Class A	(4,477,020)	(573,926)
Class I	(24)	(11)
Class R4	(19)	—
Class Z	(2,956,813)	(2,594,756)
Net realized gains
Class A	(187,615,794)	(14,846,323)
Class B	(3,841,675)	(389,717)
Class C	(51,321,227)	(3,789,432)
Class I	(555)	(37)
Class R4	(339)	—
Class Z	(95,628,685)	(13,503,688)
Total distributions to shareholders	(345,842,151)	(35,697,890)
Increase (decrease) in net assets from capital stock activity	(649,517,051)	(445,676,081)
Total decrease in net assets	(874,672,011)	(398,327,572)
Net assets at beginning of year	2,451,791,167	2,850,118,739
Net assets at end of year	$1,577,119,156	$2,451,791,167
Excess of distributions over net investment income	$(2,335,566)	$(65,661)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Marsico Focused Equities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	6,980,940	155,143,861	8,090,553	184,044,149
Distributions reinvested	7,681,988	157,483,656	528,991	11,637,803
Redemptions	(16,957,060)	(388,145,892)	(19,811,566)	(453,046,764)
Net decrease	(2,294,132)	(75,518,375)	(11,192,022)	(257,364,812)
Class B shares
Subscriptions	115,842	2,125,284	22,816	462,254
Distributions reinvested	89,978	1,641,505	7,804	155,680
Redemptions(b)	(483,235)	(9,837,671)	(1,049,502)	(21,648,084)
Net decrease	(277,415)	(6,070,882)	(1,018,882)	(21,030,150)
Class C shares
Subscriptions	1,743,011	32,705,231	514,678	10,608,656
Distributions reinvested	1,301,180	23,722,704	84,636	1,693,561
Redemptions	(2,730,710)	(54,773,353)	(2,811,937)	(58,086,548)
Net increase (decrease)	313,481	1,654,582	(2,212,623)	(45,784,331)
Class I shares
Subscriptions	—	—	32,484	791,497
Redemptions	—	—	(1,232,495)	(29,338,948)
Net increase (decrease)	—	—	(1,200,011)	(28,547,451)
Class R4 shares
Subscriptions	110	2,500	—	—
Net increase	110	2,500	—	—
Class Z shares
Subscriptions	5,199,659	120,644,765	10,118,134	240,278,094
Distributions reinvested	3,304,164	70,353,848	584,625	13,148,224
Redemptions	(31,257,022)	(760,583,489)	(14,883,910)	(346,375,655)
Net decrease	(22,753,199)	(569,584,876)	(4,181,151)	(92,949,337)
Total net decrease	(25,011,155)	(649,517,051)	(19,804,689)	(445,676,081)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Marsico Focused Equities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$24.18		$23.53		$18.99		$12.76		$21.59
Income from investment operations:
Net investment income	0.06		0.02		0.00	(a)	0.01		0.07
Net realized and unrealized gain (loss)	1.28		0.95		4.54		6.25		(8.86)
Total from investment operations	1.34		0.97		4.54		6.26		(8.79)
Less distributions to shareholders:
Net investment income	(0.11)		(0.01)		—		(0.02)		(0.04)
Net realized gains	(4.57)		(0.31)		—		—		—
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(4.68)		(0.32)		—		(0.03)		(0.04)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$20.84		$24.18		$23.53		$18.99		$12.76
Total return	6.84%		4.26%		23.91%		49.12%		(40.73%)
Ratios to average net assets(b)(c)
Total gross expenses	1.34%		1.36%		1.30	%(d)	1.31	%(d)	1.31%
Total net expenses(e)	1.29	%(f)	1.36	%(f)	1.30	%(d)(f)	1.30	%(d)(f)	1.26	%(f)
Net investment income	0.28%		0.09%		0.01%		0.03%		0.37%
Supplemental data
Net assets, end of period (in thousands)	$932,546		$1,137,240		$1,370,199		$1,599,661		$1,312,382
Portfolio turnover	76%		90%		77%		77%		85%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$21.88		$21.48		$17.46		$11.80		$20.07
Income from investment operations:
Net investment loss	(0.09)		(0.15)		(0.14)		(0.11)		(0.07)
Net realized and unrealized gain (loss)	1.13		0.86		4.16		5.77		(8.20)
Total from investment operations	1.04		0.71		4.02		5.66		(8.27)
Less distributions to shareholders:
Net realized gains	(4.57)		(0.31)		—		—		—
Tax return of capital	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(4.57)		(0.31)		—		(0.00	)(a)	—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$18.35		$21.88		$21.48		$17.46		$11.80
Total return	6.09%		3.44%		23.02%		48.02%		(41.21%)
Ratios to average net assets(b)(c)
Total gross expenses	2.09%		2.12%		2.05	%(d)	2.06	%(d)	2.06%
Total net expenses(e)	2.04	%(f)	2.12	%(f)	2.05	%(d)(f)	2.05	%(d)(f)	2.01	%(f)
Net investment loss	(0.46%)		(0.70%)		(0.74%)		(0.72%)		(0.40%)
Supplemental data
Net assets, end of period (in thousands)	$14,818		$23,745		$45,196		$62,935		$64,937
Portfolio turnover	76%		90%		77%		77%		85%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$21.96		$21.55		$17.52		$11.84		$20.13
Income from investment operations:
Net investment loss	(0.10)		(0.14)		(0.14)		(0.11)		(0.07)
Net realized and unrealized gain (loss)	1.13		0.86		4.17		5.79		(8.22)
Total from investment operations	1.03		0.72		4.03		5.68		(8.29)
Less distributions to shareholders:
Net realized gains	(4.57)		(0.31)		—		—		—
Tax return of capital	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(4.57)		(0.31)		—		(0.00	)(a)	—
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$18.42		$21.96		$21.55		$17.52		$11.84
Total return	6.02%		3.47%		23.00%		48.02%		(41.18%)
Ratios to average net assets(b)(c)
Total gross expenses	2.09%		2.11%		2.05	%(d)	2.06	%(d)	2.06%
Total net expenses(e)	2.04	%(f)	2.11	%(f)	2.05	%(d)(f)	2.05	%(d)(f)	2.01	%(f)
Net investment loss	(0.47%)		(0.66%)		(0.73%)		(0.72%)		(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$225,678		$262,048		$304,857		$298,344		$258,191
Portfolio turnover	76%		90%		77%		77%		85%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$24.81	$24.04		$20.59
Income from investment operations:
Net investment income	0.17	0.10		0.00	(b)
Net realized and unrealized gain	1.32	1.07		3.52
Total from investment operations	1.49	1.17		3.52
Less distributions to shareholders:
Net investment income	(0.20)	(0.09)		(0.07)
Net realized gains	(4.57)	(0.31)		—
Total distributions to shareholders	(4.77)	(0.40)		(0.07)
Net asset value, end of period	$21.53	$24.81		$24.04
Total return	7.29%	5.04%		17.09%
Ratios to average net assets(c)(d)
Total gross expenses	0.88%	0.91%		0.89	%(e)
Total net expenses(f)	0.86%	0.91	%(g)	0.89	%(e)(g)
Net investment income	0.71%	0.44%		0.00	%(b)(e)
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$28,852
Portfolio turnover	76%	90%		77%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$22.72
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain	2.25
Total from investment operations	2.26
Less distributions to shareholders:
Net investment income	(0.18)
Net realized gains	(3.08)
Total distributions to shareholders	(3.26)
Net asset value, end of period	$21.72
Total return	10.88%
Ratios to average net assets(b)
Total gross expenses	1.03	%(c)
Total net expenses(d)	0.99	%(c)
Net investment income	0.18	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2
Portfolio turnover	76%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
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Columbia Marsico Focused Equities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$24.73		$24.05		$19.39		$13.02		$22.06
Income from investment operations:
Net investment income	0.13		0.08		0.06		0.05		0.13
Net realized and unrealized gain (loss)	1.31		0.97		4.64		6.39		(9.07)
Total from investment operations	1.44		1.05		4.70		6.44		(8.94)
Less distributions to shareholders:
Net investment income	(0.16)		(0.06)		(0.04)		(0.05)		(0.10)
Net realized gains	(4.57)		(0.31)		—		—		—
Tax return of capital	—		—		—		(0.02)		—
Total distributions to shareholders	(4.73)		(0.37)		(0.04)		(0.07)		(0.10)
Proceeds from regulatory settlements	—		—		—		0.00	(a)	—
Net asset value, end of period	$21.44		$24.73		$24.05		$19.39		$13.02
Total return	7.12%		4.51%		24.23%		49.53%		(40.60%)
Ratios to average net assets(b)(c)
Total gross expenses	1.09%		1.11%		1.05	%(d)	1.06	%(d)	1.06%
Total net expenses(e)	1.04	%(f)	1.11	%(f)	1.05	%(d)(f)	1.05	%(d)(f)	1.01	%(f)
Net investment income	0.55%		0.34%		0.28%		0.28%		0.65%
Supplemental data
Net assets, end of period (in thousands)	$404,071		$1,028,756		$1,101,015		$995,452		$874,565
Portfolio turnover	76%		90%		77%		77%		85%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Marsico Focused Equities Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP)

requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or

Annual Report 2013
21

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Annual Report 2013
22

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.75% to 0.56% as the Fund's net assets increased. The annualized effective investment management fee rate for the year ended February 28, 2013 was 0.68% of the Fund's average daily net assets.

Prior to June 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

For the year ended February 28, 2013, no investment management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund.

The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The annualized effective administration fee rate for the year ended February 28, 2013 was 0.20% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $6,107.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate

Annual Report 2013
23

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R4*	0.15
Class Z	0.19

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $4,647.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $177,239 for Class A, $20,409 for Class B and $5,924 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.84
Class R4*	1.00
Class Z	1.00

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4 shares) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.45%
Class B	2.20
Class C	2.20
Class I	1.02
Class Z	1.20

Annual Report 2013
24

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions, late-year ordinary losses, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$344,214
Accumulated net realized gain	(38,898,138)
Paid-in capital	38,553,924

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	February 28, 2013 ($)	February 29, 2012 ($)
Ordinary income	30,660,079	2,759,309
Long-term capital gains	315,182,072	32,938,581
Total	345,842,151	35,697,890

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term capital gains	$99,590,854
Unrealized appreciation	338,801,393

At February 28, 2013, the cost of investments for federal income tax purposes was $1,268,908,352 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$340,406,978
Unrealized depreciation	(1,605,585)
Net unrealized appreciation	$338,801,393

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat late-year ordinary losses of $2,234,270 as arising on March 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,355,237,767 and $2,290,461,850, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund had entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of

Annual Report 2013
25

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 55.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or

Annual Report 2013
26

Columbia Marsico Focused Equities Fund

Notes to Financial Statements (continued)

February 28, 2013

regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
27

Columbia Marsico Focused Equities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Focused Equities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
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Columbia Marsico Focused Equities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	74.19%
Dividends Received Deduction	70.67%
Capital Gain Dividend	$350,101,865

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
29

Columbia Marsico Focused Equities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
30

Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.
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32

Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
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Columbia Marsico Focused Equities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

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Columbia Marsico Focused Equities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Marsico Focused Equities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN186_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Marsico Global Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Marsico Global Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico Global Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers	27
Important Information About This Report	33

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico Global Fund

Performance Overview

Performance Summary

>  Columbia Marsico Global Fund (the Fund) Class A shares returned 11.02% excluding sales charges for the 12-month period ended February 28, 2013.

>  The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned 9.29% for the same 12-month period.

>  Both stock selection and sector allocations benefited Fund results during the period.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	Life
Class A	04/30/08
Excluding sales charges		11.02	2.03
Including sales charges		4.66	0.79
Class C	04/30/08
Excluding sales charges		10.28	1.28
Including sales charges		9.28	1.28
Class R	04/30/08	10.88	1.79
Class Z	04/30/08	11.37	2.29
MSCI All Country World Index (Net)		9.29	0.62

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Marsico Global Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 30, 2008 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Global Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Marsico Global Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 11.02% excluding sales charges. The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned 9.29% for the same 12-month period. Strong stock selection in information technology generally accounted for the performance advantage, while several sector allocations aided results as well. Stock selection in industrials, energy and consumer staples detracted from performance, as did underweight allocations to the financials and consumer staples sectors.

Technology Selections, Sector Positioning Positive

Stock selection in the information technology sector significantly aided Fund performance. Mobile device advertising company Millennial Media and consulting and technology services company Accenture both registered double-digit stock price gains. We purchased Millennial Media at its initial public offering and sold the position as it reached our price target. Apple was a large constituent of the benchmark and was also a significant holding in the Fund early in the reporting period. We sold Apple late in 2012, owing to concerns about the company's future revenue growth. The timing of the sale aided performance as the stock declined sharply in the final weeks of the fiscal year.

The Fund had more exposure than the index to the strong-performing consumer discretionary sector, which also aided performance. Several stocks within the sector soared, including German media company Kabel Deutschland Holding and retailers Home Depot and Inditex, a Spain-based fashion company. Fund returns were also aided by underweight positions in the weak-performing energy and materials sectors.

Active currency management is not a central facet of the Fund's investment process, but fluctuations in major world currencies can affect performance. Overall, currencies had a positive impact on the Fund's performance during the period, aided by an underweight allocation to securities denominated in the Japanese yen, which weakened in the period.

Underweights in Financials and Consumer Staples Disappointed

Fund performance was hurt by underweights in the strong-performing financials and consumer staples sectors. Stock selection in the latter also detracted. Mead Johnson Nutrition's stock price declined after the company warned that slowing international growth for its baby formula products could affect future revenue and profit growth. Dairy and nutritional products company Danone posted weak performance on slower sales in Southern Europe. We sold both stocks. The Fund's holdings in the energy and industrials sectors also posted results that lagged the overall return of the benchmark index. Oil and gas exploration and production company Occidental Petroleum and energy services firm Halliburton posted double-digit declines and were sold. In the industrials sector, engine manufacturer Cummins recorded a negative return as a slower global growth environment led to softer demand for its heavy truck engines.

Looking Ahead

Overall, we currently think the U.S. and international economic environment is generally improving. At present, we believe large capitalization stocks are trading

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Thomas Marsico

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Marsico Global Fund

Manager Discussion of Fund Performance (continued)

at reasonable valuations. However, serious fiscal challenges remain, both in the United States and abroad. Uncertainty about government economic policy is currently high and we believe additional tax hikes and spending cuts are likely. The question is whether this fiscal tightening can be done in a balanced and sensible manner. A major policy misstep could have profound repercussions for the economy. Still, there is currently significant pent-up demand for vehicles, houses, travel and leisure activities and corporate capital spending. If this demand is unleashed, it will have a beneficial impact on job growth and corporate profits.

Overseas, the current picture has brightened to some extent, particularly in emerging markets. Leading indicators have turned up for a variety of regions and countries, including China, Brazil and Hong Kong. Emerging market consumption, after retreating in concert with the global slowdown, is presently showing signs of revival. The current outlook has improved for Japan, where new leadership appears committed to a major stimulus program and improving trade relations with regional strategic partners, such as South Korea. China's economy currently appears to be snapping back from a rather dismal summer. At present, with inflation remaining relatively calm and bank lending looking more constrained, it appears that China can avoid a hard landing and has more room for policy stimulus if deemed necessary.

In the European Union (EU), credit conditions have improved significantly since the European Central Bank launched its bond-buying program in late summer. Intra-bank lending rates have declined. Corporate credit default swap spreads are currently at two-year lows. Funding markets have been receptive as of late to sovereign debt auctions and borrowing costs have declined significantly. It currently appears the EU may have averted the worst-case outcome. However, recessionary pressures are intensifying and, without fiscal union, the region lacks a cohesive distribution mechanism for policy stimulus. Social unrest is a material risk factor, most recently highlighted by the lack of an outcome in the Italian general election. Another risk factor for the EU is the degree to which economic growth recovers in the rest of the world, since exports represent a major part of the economies of Germany, Italy, France and the United Kingdom.

Against this backdrop, we are currently emphasizing companies that we believe have a high degree of earnings visibility, unleveraged balance sheets and are buying back stock and increasing dividends. The Fund had a degree of U.S.-centricity in its portfolio, although a number of its U.S. companies derive a significant portion of revenues from international markets. There are several investment themes currently at work in the Fund. It has a significant consumer discretionary exposure, with many of the positions being more staple-like in nature, meaning they offer needed rather than wanted products and services. We are also currently focusing on health care, particularly pharmaceuticals. A number of drug companies offer robust new product pipelines for unmet clinical needs. Other themes include recoveries in U.S. housing, manufacturing and automobiles. We think the U.S. manufacturing sector has the potential to benefit from an inexpensive and growing supply of natural gas that provides a significant cost advantage.

During the period, we significantly reduced the Fund's allocation to the information technology sector. We also trimmed holdings in the financials, consumer staples, materials and energy sectors. We increased allocations to

Top Ten Holdings (%) (at February 28, 2013)
Roche Holding AG, Genusschein Shares (Switzerland)	5.3
Rolls-Royce Holdings PLC (United Kingdom)	4.5
eBay, Inc. (United States)	4.2
Google, Inc., Class A (United States)	3.9
Biogen Idec, Inc. (United States)	3.6
Home Depot, Inc. (The) (United States)	3.2
Gilead Sciences, Inc. (United States)	3.2
Wells Fargo & Co. (United States)	3.1
Kabel Deutschland Holding AG (Germany)	3.1
Citigroup, Inc. (United States)	3.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at February 28, 2013)
Belgium	2.0
France	2.4
Germany	6.7
Hong Kong	2.3
Ireland	2.0
Italy	0.5
Japan	1.8
Singapore	1.6
Spain	1.7
Switzerland	7.2
United Kingdom	6.4
United States(a)	65.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013
5

Columbia Marsico Global Fund

Manager Discussion of Fund Performance (continued)

health care, industrials and consumer discretionary. Fund repositioning contributed to modestly higher cash levels at times throughout the period. This uninvested cash weighed on performance as the equity market rose. At period end, the Fund emphasized the consumer discretionary, health care and industrials sectors. It had no holdings in utilities or telecommunication services.

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Aerospace & Defense	6.2
Automobiles	5.1
Beverages	1.9
Biotechnology	6.0
Chemicals	1.8
Commercial Banks	2.8
Diversified Financial Services	2.7
Electrical Equipment	2.0
Energy Equipment & Services	2.1
Food & Staples Retailing	1.8
Food Products	2.4
Health Care Equipment & Supplies	2.4
Hotels, Restaurants & Leisure	5.5
Internet & Catalog Retail	1.8
Internet Software & Services	7.2
IT Services	1.9
Machinery	3.7
Media	7.0
Pharmaceuticals	7.1
Real Estate Management & Development	1.6
Specialty Retail	8.2
Textiles, Apparel & Luxury Goods	5.7
Trading Companies & Distributors	1.5
Money Market Funds	10.0
Total	98.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
6

Columbia Marsico Global Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,088.90	1,017.06	8.08	7.80	1.56
Class C	1,000.00	1,000.00	1,084.60	1,013.34	11.94	11.53	2.31
Class R	1,000.00	1,000.00	1,088.50	1,015.82	9.37	9.05	1.81
Class Z	1,000.00	1,000.00	1,090.30	1,018.30	6.79	6.56	1.31

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
7

Columbia Marsico Global Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 86.5%

Issuer	Shares	Value ($)
Belgium 1.9%
Anheuser-Busch InBev NV	3,927	368,018
France 2.4%
Hermes International	1,370	455,465
Germany 4.7%
Bayerische Motoren Werke AG	3,975	365,465
Kabel Deutschland Holding AG	6,112	529,176
Total		894,641
Hong Kong 2.3%
Wynn Macau Ltd.(a)	163,727	430,870
Ireland 2.0%
Eaton Corp. PLC	6,192	383,718
Italy 0.5%
Luxottica Group, SpA, ADR	2,017	94,033
Japan 1.8%
Rakuten, Inc.	39,100	337,974
Singapore 1.6%
Global Logistic Properties Ltd.	149,000	305,593
Spain 1.7%
Inditex SA	2,428	324,586
Switzerland 7.0%
Nestlé SA, Registered Shares	6,510	454,467
Roche Holding AG, Genusschein Shares	3,888	889,606
Total		1,344,073
United Kingdom 6.3%
British Sky Broadcasting Group PLC	35,439	456,044
Rolls-Royce Holdings PLC	48,583	755,768
Total		1,211,812
United States 54.3%
Accenture PLC, Class A	4,955	368,454
AutoZone, Inc.(a)	687	261,163
Biogen Idec, Inc.(a)	3,647	606,642
Bristol-Myers Squibb Co.	12,370	457,319
Citigroup, Inc.	12,453	522,652
Comcast Corp., Class A	8,929	355,285
Cummins, Inc.	3,067	355,373

Common Stocks (continued)

Issuer	Shares	Value ($)
eBay, Inc.(a)	12,983	709,910
Gilead Sciences, Inc.(a)	12,466	532,423
Google, Inc., Class A(a)	823	659,388
Home Depot, Inc. (The)	7,911	541,904
Intuitive Surgical, Inc.(a)	914	466,039
lululemon athletica, Inc.(a)	2,618	175,537
LyondellBasell Industries NV, Class A	5,971	350,020
Nike, Inc., Class B	6,602	359,545
Pentair Ltd.	6,704	357,122
Precision Castparts Corp.	2,323	433,449
Pricesmart, Inc.	4,581	339,681
Schlumberger Ltd.	5,106	397,502
Starbucks Corp.	6,514	357,097
Starwood Hotels & Resorts Worldwide, Inc.	4,434	267,503
Tesla Motors, Inc.(a)	7,244	252,309
TJX Companies, Inc.	9,870	443,854
Wells Fargo & Co.	15,101	529,743
WW Grainger, Inc.	1,236	279,905
Total		10,379,819
Total Common Stocks (Cost: $14,571,122)		16,530,602

Preferred Stocks 1.9%

Germany 1.9%
Volkswagen AG	1,633	355,198
Total Preferred Stocks (Cost: $377,440)		355,198

Money Market Funds 10.0%

Columbia Short-Term Cash Fund, 0.128%(b)(c)	1,904,236	1,904,236
Total Money Market Funds (Cost: $1,904,236)		1,904,236

Total Investments (Cost: $16,852,798)	18,790,036
Other Assets & Liabilities, Net	314,030
Net Assets	19,104,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Marsico Global Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	162,080	15,618,329	(13,876,173)	—	1,904,236	1,964	1,904,236

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Marsico Global Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	3,108,230	2,899,580	—	6,007,810
Consumer Staples	339,681	822,485	—	1,162,166
Energy	397,502	—	—	397,502
Financials	1,052,395	305,592	—	1,357,987
Health Care	2,062,423	889,606	—	2,952,029
Industrials	1,809,567	755,769	—	2,565,336
Information Technology	1,737,752	—	—	1,737,752
Materials	350,020	—	—	350,020
Preferred Stocks
Consumer Discretionary	—	355,198	—	355,198
Total Equity Securities	10,857,570	6,028,230	—	16,885,800
Other
Money Market Funds	1,904,236	—	—	1,904,236
Total Other	1,904,236	—	—	1,904,236
Total	12,761,806	6,028,230	—	18,790,036

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Marsico Global Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $14,948,562)	$16,885,800
Affiliated issuers (identified cost $1,904,236)	1,904,236
Total investments (identified cost $16,852,798)	18,790,036
Receivable for:
Investments sold	393,744
Capital shares sold	105,903
Dividends	14,470
Reclaims	5,220
Prepaid expenses	1,141
Total assets	19,310,514
Liabilities
Payable for:
Investments purchased	94,305
Capital shares purchased	6,725
Investment management fees	415
Distribution and/or service fees	166
Transfer agent fees	1,484
Administration fees	42
Compensation of board members	21,272
Expense reimbursement due to Investment Manager	46,500
Other expenses	35,539
Total liabilities	206,448
Net assets applicable to outstanding capital stock	$19,104,066
Represented by
Paid-in capital	$17,538,736
Excess of distributions over net investment income	(54,091)
Accumulated net realized loss	(317,766)
Unrealized appreciation (depreciation) on:
Investments	1,937,238
Foreign currency translations	(51)
Total — representing net assets applicable to outstanding capital stock	$19,104,066

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Marsico Global Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$10,610,257
Shares outstanding	983,849
Net asset value per share	$10.78
Maximum offering price per share(a)	$11.44
Class C
Net assets	$2,585,798
Shares outstanding	245,982
Net asset value per share	$10.51
Class R
Net assets	$1,645,497
Shares outstanding	153,856
Net asset value per share	$10.70
Class Z
Net assets	$4,262,514
Shares outstanding	392,055
Net asset value per share	$10.87

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Marsico Global Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$153,357
Dividends — affiliated issuers	1,964
Foreign taxes withheld	(9,608)
Total income	145,713
Expenses:
Investment management fees	98,982
Distribution and/or service fees
Class A	16,294
Class C	22,447
Class R	6,441
Transfer agent fees
Class A	7,217
Class C	2,403
Class R	1,368
Class Z	2,619
Administration fees	24,657
Compensation of board members	8,056
Custodian fees	3,903
Printing and postage fees	8,280
Registration fees	48,098
Professional fees	22,831
Other	13,842
Total expenses	287,438
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(78,204)
Total net expenses	209,234
Net investment loss	(63,521)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	1,114,050
Foreign currency translations	(3,335)
Net realized gain	1,110,715
Net change in unrealized appreciation (depreciation) on:
Investments	443,762
Foreign currency translations	(95)
Forward foreign currency exchange contracts	368
Net change in unrealized appreciation (depreciation)	444,035
Net realized and unrealized gain	1,554,750
Net increase in net assets resulting from operations	$1,491,229

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Marsico Global Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment loss	$(63,521)	$(56,126)
Net realized gain (loss)	1,110,715	(247,532)
Net change in unrealized appreciation (depreciation)	444,035	(103,783)
Net increase (decrease) in net assets resulting from operations	1,491,229	(407,441)
Distributions to shareholders
Net investment income
Class A	—	(4,805)
Class C	—	(730)
Class R	—	(1,118)
Class Z	—	(2,247)
Net realized gains
Class A	—	(39,988)
Class C	—	(20,597)
Class R	—	(11,798)
Class Z	—	(14,569)
Tax return of capital
Class A	—	(3,507)
Class C	—	(1,036)
Class R	—	(903)
Class Z	—	(1,497)
Total distributions to shareholders	—	(102,795)
Increase (decrease) in net assets from capital stock activity	9,181,802	745,769
Total increase in net assets	10,673,031	235,533
Net assets at beginning of year	8,431,035	8,195,502
Net assets at end of year	$19,104,066	$8,431,035
Excess of distributions over net investment income	$(54,091)	$(20,057)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Marsico Global Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	839,765	8,497,513	206,746	2,013,459
Distributions reinvested	—	—	2,568	24,649
Redemptions	(245,776)	(2,456,822)	(148,345)	(1,331,799)
Net increase	593,989	6,040,691	60,969	706,309
Class C shares
Subscriptions	65,211	638,876	28,078	260,860
Distributions reinvested	—	—	775	7,338
Redemptions	(30,288)	(302,304)	(22,034)	(190,106)
Net increase	34,923	336,572	6,819	78,092
Class R shares
Subscriptions	30,075	313,224	877	8,195
Distributions reinvested	—	—	16	150
Redemptions	(3)	(35)	—	—
Net increase	30,072	313,189	893	8,345
Class Z shares
Subscriptions	284,021	2,898,398	3,282	31,235
Distributions reinvested	—	—	237	2,280
Redemptions	(39,285)	(407,048)	(8,826)	(80,492)
Net increase (decrease)	244,736	2,491,350	(5,307)	(46,977)
Total net increase	903,720	9,181,802	63,374	745,769

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Marsico Global Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,	Year Ended February 29,	Year Ended February 28,
Class A	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$9.71	$10.16	$7.85		$4.98		$10.00
Income from investment operations:
Net investment income (loss)	(0.04)	(0.05)	(0.05)		(0.03)		0.01
Net realized and unrealized gain (loss)	1.11	(0.28)	2.42		2.93		(5.03)
Total from investment operations	1.07	(0.33)	2.37		2.90		(5.02)
Less distributions to shareholders:
Net investment income	—	(0.01)	(0.06)		(0.03)		—
Net realized gains	—	(0.10)	—		—		—
Tax return of capital	—	(0.01)	—		—		—
Total distributions to shareholders	—	(0.12)	(0.06)		(0.03)		—
Redemption fees:
Redemption fees added to paid-in capital	—	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$10.78	$9.71	$10.16		$7.85		$4.98
Total return	11.02%	(3.27%)	30.23%		58.22%		(50.20%)
Ratios to average net assets(c)
Total gross expenses	2.18%	3.58%	5.38%		5.44%		8.79	%(d)
Total net expenses(e)	1.57%	1.60%	1.60	%(f)	1.60	%(f)	1.60	%(d)(g)
Net investment income (loss)	(0.41%)	(0.50%)	(0.59%)		(0.42%)		0.09	%(d)
Supplemental data
Net assets, end of period (in thousands)	$10,610	$3,786	$3,343		$1,990		$1,113
Portfolio turnover	98%	112%	104%		137%		168%

Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended February 28,
Class C	2013	2012		2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$9.53	$10.04		$7.78		$4.95		$10.00
Income from investment operations:
Net investment loss	(0.11)	(0.11)		(0.12)		(0.08)		(0.04)
Net realized and unrealized gain (loss)	1.09	(0.30)		2.39		2.91		(5.01)
Total from investment operations	0.98	(0.41)		2.27		2.83		(5.05)
Less distributions to shareholders:
Net investment income	—	(0.00	)(b)	(0.01)		—		—
Net realized gains	—	(0.10)		—		—		—
Tax return of capital	—	(0.00	)(b)	—		—		—
Total distributions to shareholders	—	(0.10)		(0.01)		—		—
Redemption fees:
Redemption fees added to paid-in capital	—	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$10.51	$9.53		$10.04		$7.78		$4.95
Total return	10.28%	(4.04%)		29.14%		57.17%		(50.50%)
Ratios to average net assets(c)
Total gross expenses	3.03%	4.32%		6.13%		6.19%		9.54	%(d)
Total net expenses(e)	2.32%	2.35%		2.35	%(f)	2.35	%(f)	2.35	%(d)(g)
Net investment loss	(1.10%)	(1.25%)		(1.33%)		(1.15%)		(0.63	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$2,586	$2,012		$2,051		$1,426		$886
Portfolio turnover	98%	112%		104%		137%		168%

Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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17

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended February 28,
Class R	2013	2012		2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$9.65	$10.13		$7.83		$4.97		$10.00
Income from investment operations:
Net investment loss	(0.06)	(0.07)		(0.07)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	1.11	(0.30)		2.41		2.93		(5.02)
Total from investment operations	1.05	(0.37)		2.34		2.88		(5.03)
Less distributions to shareholders:
Net investment income	—	(0.00	)(b)	(0.04)		(0.02)		—
Net realized gains	—	(0.10)		—		—		—
Tax return of capital	—	(0.01)		—		—		—
Total distributions to shareholders	—	(0.11)		(0.04)		(0.02)		—
Redemption fees:
Redemption fees added to paid-in capital	—	—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$10.70	$9.65		$10.13		$7.83		$4.97
Total return	10.88%	(3.62%)		29.94%		57.86%		(50.30%)
Ratios to average net assets(c)
Total gross expenses	2.53%	3.82%		5.63%		5.69%		9.04	%(d)
Total net expenses(e)	1.82%	1.85%		1.85	%(f)	1.85	%(f)	1.85	%(d)(g)
Net investment loss	(0.61%)	(0.75%)		(0.82%)		(0.62%)		(0.12	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$1,645	$1,195		$1,245		$984		$621
Portfolio turnover	98%	112%		104%		137%		168%

Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Marsico Global Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,	Year Ended February 28,
Class Z	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$9.76	$10.20	$7.88		$4.99		$10.00
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.03)		(0.01)		0.02
Net realized and unrealized gain (loss)	1.13	(0.30)	2.43		2.94		(5.03)
Total from investment operations	1.11	(0.32)	2.40		2.93		(5.01)
Less distributions to shareholders:
Net investment income	—	(0.01)	(0.08)		(0.04)		—
Net realized gains	—	(0.10)	—		—		—
Tax return of capital	—	(0.01)	—		—		—
Total distributions to shareholders	—	(0.12)	(0.08)		(0.04)		—
Redemption fees:
Redemption fees added to paid-in capital	—	—	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$10.87	$9.76	$10.20		$7.88		$4.99
Total return	11.37%	(3.12%)	30.47%		58.79%		(50.10%)
Ratios to average net assets(c)
Total gross expenses	1.88%	3.32%	5.13%		5.19%		8.54	%(d)
Total net expenses(e)	1.32%	1.35%	1.35	%(f)	1.35	%(f)	1.35	%(d)(g)
Net investment income (loss)	(0.19%)	(0.25%)	(0.33%)		(0.13%)		0.35	%(d)
Supplemental data
Net assets, end of period (in thousands)	$4,263	$1,438	$1,557		$1,136		$707
Portfolio turnover	98%	112%	104%		137%		168%

Notes to Financial Highlights

(a)  For the period from April 30, 2008 (commencement of operations) to February 28, 2009.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The benefits derived from expense reductions had an impact of 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

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19

Columbia Marsico Global Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Marsico Global Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class R and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013
20

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

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21

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2013

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investment made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to 0.80% of the Fund's average daily net assets. The effective investment management fee rate for the year ended February 28, 2013 was 0.80% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The effective administration fee rate for the year ended

February 28, 2013 was 0.20% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,185.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

Annual Report 2013
22

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2013

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the year ended February 28, 2013, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.11%
Class C	0.11
Class R	0.11
Class Z	0.11

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class C shares of the Fund and a monthly distribution fee at the maximum annual rates of 0.75% and 0.50%, respectively, of the average daily net assets attributable to Class C and Class R shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $42,578 for Class A and $105 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.56%
Class C	2.31
Class R	1.81
Class Z	1.31

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class C	2.35
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013
23

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2013

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$29,487
Accumulated net realized loss	3,335
Paid-in capital	(32,822)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$—	$8,900
Long-term capital gains	—	86,952
Tax return of capital	—	6,943
Total	$—	$102,795

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term capital gains	—
Accumulated realized losses	(344,410)
Unrealized appreciation	1,930,965

At February 28, 2013, the cost of investments for federal income tax purposes was $16,859,071 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$2,005,753
Unrealized depreciation	(74,788)
Net unrealized appreciation	$1,930,965

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$311,493

For the year ended February 28, 2013, $1,018,367 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat late year ordinary losses of $32,917 as arising on March 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $17,984,917 and $11,139,467, respectively, for the year ended February 28, 2013.

Note 6. Affiliated Money Market Fund

The Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 46.9% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 27.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency

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24

Columbia Marsico Global Fund

Notes to Financial Statements (continued)

February 28, 2013

purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws.

AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
25

Columbia Marsico Global Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Marsico Global Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Global Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
26

Columbia Marsico Global Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
27

Columbia Marsico Global Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
28

Columbia Marsico Global Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
29

Columbia Marsico Global Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
30

Columbia Marsico Global Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
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Columbia Marsico Global Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Marsico Global Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN187_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Mid Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Mid Cap Index Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Mid Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statement of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Mid Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Index Fund (the Fund) Class A shares returned 14.03% for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P MidCap 400 Index, which returned 14.57% for the same 12-month period.

>  The Fund's portfolio is constructed to closely approximate the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	05/31/00	14.03	8.18	11.60
Class I*	09/27/10	14.34	8.47	11.88
Class R5*	11/08/12	14.38	8.48	11.88
Class Z	03/31/00	14.35	8.47	11.88
S&P MidCap 400 Index		14.57	8.60	12.01

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P MidCap 400 Index is a market-value weighted index that tracks the performance of 400 mid-cap U.S. companies.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Mid Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Mid Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 14.03%. The Fund's benchmark, the S&P MidCap 400 Index, returned 14.57% for the same 12-month period. The Fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P MidCap 400 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging. The housing market also showed signs of life, with rising sales, higher average prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace.

A Solid Year for the U.S. Stock Market

During a period marked by solid gains for stocks across a broad spectrum of sectors, health care, utilities and industrials were the mid-cap market's leaders. Financials, industrials and consumer discretionary stocks made the largest contributions to the Fund's return. Within financials, real estate investment trusts and insurance were the strongest-performing industries. The period's top individual performers were Holly Frontier, an independent oil refiner; Regeneron Pharmaceuticals, a biopharmaceutical company; Equinix, a technology company that provides carrier-neutral data centers and Internet exchanges; Kansas City Southern, an international holding company of three major railroads and PVH Corporation, an American apparel company.

With the exception of energy, all sectors of the benchmark delivered positive returns for the period. Energy, telecommunication services and information technology were the weakest performers. Within energy, oil, gas and consumable fuels were laggards. Communications equipment was a drag on the telecommunication sector and semiconductors & semiconductor equipment was the weak link in the technology sector. Four of the five weakest individual securities for the period were in the technology sector: VeriFone Systems, a provider of secure electronic payment solutions; Rovi, a technology provider to the television and entertainment industries; Polycom, which specializes in videoconferencing technology and Riverbed Technology, a specialist in improving networks and networking technology. Green Mountain Coffee Roasters, a specialty coffee company, also detracted from Fund returns with a double-digit loss for the period.

The Fund owned stock index futures in the amount of its cash balances during the period. It did so in order to keep its investment exposure on par with the index, which is always fully invested, and to retain the liquidity necessary for trading and redemption within the Fund.

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Regeneron Pharmaceuticals, Inc.	1.0
HollyFrontier Corp.	0.9
Kansas City Southern	0.9
Equinix, Inc.	0.8
AMETEK, Inc.	0.8
Vertex Pharmaceuticals, Inc.	0.8
Church & Dwight Co., Inc.	0.7
Macerich Co. (The)	0.6
Realty Income Corp.	0.6
Alliance Data Systems Corp.	0.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Mid Cap Index Fund

Manager Discussion of Fund Performance (continued)

Index Changes

There were 25 additions and deletions to the S&P MidCap 400 Index during the 12-month period. All changes to the index were matched by changes in the portfolio during the period.

Looking Ahead

Fourth-quarter 2012 earnings modestly beat expectations, raising confidence that many companies have the ability to manage successfully through an environment in which higher taxes and enforced spending cuts weigh on consumer demands. Although the many economic and investment challenges we face in the year ahead will likely result in heightened volatility, equity valuations currently still appear reasonable relative to fixed-income alternatives, and corporate balance sheets are, at present, in good condition, with low debt and high cash levels. As a result, our current belief is that the equities market has the potential to remain healthy even in an environment of slower economic growth.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	95.6
Consumer Discretionary	11.9
Consumer Staples	3.4
Energy	5.9
Financials	22.0
Health Care	9.1
Industrials	16.9
Information Technology	14.6
Materials	6.6
Telecommunication Services	0.4
Utilities	4.8
Money Market Funds	4.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Mid Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,140.40		1,022.56	2.39		2.26	0.45
Class I	1,000.00	1,000.00	1,142.00		1,024.05	0.80		0.75	0.15
Class R5	1,000.00	1,000.00	1,143.40	*	1,024.00	0.52	*	0.80	0.16 *
Class Z	1,000.00	1,000.00	1,142.20		1,023.80	1.06		1.00	0.20

*For the period November 8, 2012 through February 28, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Mid Cap Index Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.8%

Issuer	Shares	Value ($)
Consumer Discretionary 12.1%
Auto Components 0.2%
Gentex Corp.	281,173	5,271,994
Automobiles 0.1%
Thor Industries, Inc.	86,584	3,254,693
Distributors 0.5%
LKQ Corp.(a)	585,427	12,405,198
Diversified Consumer Services 0.8%
DeVry, Inc.	112,478	3,372,091
Matthews International Corp., Class A	54,166	1,787,478
Regis Corp.	113,305	2,041,756
Service Corp. International	418,961	6,510,654
Sotheby's	133,497	5,103,590
Strayer Education, Inc.	23,387	1,148,068
Total		19,963,637
Hotels, Restaurants & Leisure 1.3%
Bally Technologies, Inc.(a)	80,808	3,858,582
Bob Evans Farms, Inc.	55,344	2,252,501
Brinker International, Inc.	144,059	4,808,689
Cheesecake Factory, Inc. (The)	98,320	3,405,805
International Speedway Corp., Class A	50,289	1,515,710
Life Time Fitness, Inc.(a)	78,984	3,328,386
Panera Bread Co., Class A(a)	55,656	8,957,833
Scientific Games Corp., Class A(a)	103,897	935,073
Wendy's Co. (The)	554,618	3,155,776
WMS Industries, Inc.(a)	107,512	2,692,101
Total		34,910,456
Household Durables 2.3%
Jarden Corp.(a)	144,636	8,983,342
KB Home	160,146	2,993,129
MDC Holdings, Inc.	76,678	2,946,736
Mohawk Industries, Inc.(a)	114,256	12,113,421
NVR, Inc.(a)	9,055	9,138,306
Tempur-Pedic International, Inc.(a)	117,364	4,820,139
Toll Brothers, Inc.(a)	294,856	10,060,487
Tupperware Brands Corp.	108,910	8,520,029
Total		59,575,589
Internet & Catalog Retail 0.2%
HSN, Inc.	71,599	3,830,547

Common Stocks (continued)

Issuer	Shares	Value ($)
Leisure Equipment & Products 0.4%
Polaris Industries, Inc.	126,404	11,043,917
Media 1.2%
AMC Networks, Inc., Class A(a)	112,974	6,484,708
Cinemark Holdings, Inc.	201,403	5,599,003
DreamWorks Animation SKG, Inc., Class A(a)	141,235	2,344,501
John Wiley & Sons, Inc., Class A	92,414	3,380,504
Lamar Advertising Co., Class A(a)	108,844	5,032,947
Meredith Corp.	71,008	2,983,756
New York Times Co. (The), Class A(a)	239,834	2,319,195
Scholastic Corp.	51,758	1,557,916
Valassis Communications, Inc.	77,254	2,123,712
Total		31,826,242
Multiline Retail 0.2%
Big Lots, Inc.(a)	114,570	3,815,181
Saks, Inc.(a)	199,706	2,276,648
Total		6,091,829
Specialty Retail 4.0%
Aaron's, Inc.	138,489	3,779,365
Advance Auto Parts, Inc.	144,500	11,031,130
Aeropostale, Inc.(a)	154,157	2,007,124
American Eagle Outfitters, Inc.	354,944	7,340,242
ANN, Inc.(a)	95,273	2,695,273
Ascena Retail Group, Inc.(a)	248,159	4,166,590
Barnes & Noble, Inc.(a)	74,335	1,170,033
Cabela's, Inc.(a)	91,040	4,605,714
Chico's FAS, Inc.	327,803	5,566,095
Dick's Sporting Goods, Inc.	193,265	9,663,250
Foot Locker, Inc.	296,872	10,150,054
Guess?, Inc.	120,803	3,345,035
Office Depot, Inc.(a)	561,802	2,264,062
Rent-A-Center, Inc.	115,897	4,204,743
Signet Jewelers Ltd.	159,520	9,765,814
Tractor Supply Co.	138,740	14,427,572
Williams-Sonoma, Inc.	169,938	7,715,185
Total		103,897,281
Textiles, Apparel & Luxury Goods 0.9%
Carter's, Inc.(a)	99,992	5,640,549
Deckers Outdoor Corp.(a)	69,452	2,801,694

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Hanesbrands, Inc.(a)	192,750	7,640,610
Under Armour, Inc., Class A(a)	152,540	7,517,171
Total		23,600,024
Total Consumer Discretionary		315,671,407
Consumer Staples 3.4%
Food & Staples Retailing 0.4%
Harris Teeter Supermarkets, Inc.	97,122	4,176,246
SUPERVALU, Inc.	420,546	1,669,568
United Natural Foods, Inc.(a)	97,066	4,913,481
Total		10,759,295
Food Products 1.8%
Flowers Foods, Inc.	225,899	6,365,834
Green Mountain Coffee Roasters, Inc.(a)	242,695	11,591,113
Hillshire Brands Co.	240,789	7,801,564
Ingredion, Inc.	150,791	9,982,364
Lancaster Colony Corp.	38,175	2,793,265
Post Holdings, Inc.(a)	64,311	2,486,263
Smithfield Foods, Inc.(a)	245,861	5,467,949
Tootsie Roll Industries, Inc.	40,418	1,134,937
Total		47,623,289
Household Products 1.1%
Church & Dwight Co., Inc.	275,201	17,051,454
Energizer Holdings, Inc.	121,938	11,209,760
Total		28,261,214
Tobacco 0.1%
Universal Corp.	46,165	2,575,545
Total Consumer Staples		89,219,343
Energy 5.9%
Energy Equipment & Services 2.8%
Atwood Oceanics, Inc.(a)	112,180	5,738,007
CARBO Ceramics, Inc.	38,664	3,510,691
Dresser-Rand Group, Inc.(a)	149,041	9,189,868
Dril-Quip, Inc.(a)	71,680	5,894,246
Helix Energy Solutions Group, Inc.(a)	192,953	4,517,030
Oceaneering International, Inc.	212,541	13,515,482
Oil States International, Inc.(a)	108,123	8,233,566
Patterson-UTI Energy, Inc.	294,168	6,865,881
Superior Energy Services, Inc.(a)	310,604	8,215,476

Common Stocks (continued)

Issuer	Shares	Value ($)
Tidewater, Inc.	98,132	4,644,588
Unit Corp.(a)	85,133	3,871,849
Total		74,196,684
Oil, Gas & Consumable Fuels 3.1%
Alpha Natural Resources, Inc.(a)	434,305	3,465,754
Arch Coal, Inc.	418,112	2,186,726
Bill Barrett Corp.(a)	94,841	1,711,880
Cimarex Energy Co.	170,460	11,473,663
Energen Corp.	142,105	6,570,935
Forest Oil Corp.(a)	233,122	1,352,108
HollyFrontier Corp.	399,010	22,424,362
Northern Oil and Gas, Inc.(a)	116,274	1,594,116
Plains Exploration & Production Co.(a)	254,081	11,527,655
Quicksilver Resources, Inc.(a)	235,047	437,187
Rosetta Resources, Inc.(a)	103,482	5,037,504
SM Energy Co.	130,149	7,533,024
World Fuel Services Corp.	141,990	5,399,880
Total		80,714,794
Total Energy		154,911,478
Financials 22.2%
Capital Markets 2.4%
Affiliated Managers Group, Inc.(a)	102,032	14,920,139
Apollo Investment Corp.	399,627	3,472,759
Eaton Vance Corp.	226,882	8,664,624
Federated Investors, Inc., Class B	184,300	4,279,446
Greenhill & Co., Inc.	51,921	3,155,758
Janus Capital Group, Inc.	368,740	3,414,532
Raymond James Financial, Inc.	219,751	9,642,674
SEI Investments Co.	265,625	7,509,219
Waddell & Reed Financial, Inc., Class A	168,356	6,905,963
Total		61,965,114
Commercial Banks 3.8%
Associated Banc-Corp.	338,114	4,865,460
BancorpSouth, Inc.	163,695	2,504,534
Bank of Hawaii Corp.	88,531	4,284,015
Cathay General Bancorp	144,260	2,811,627
City National Corp.	93,247	5,297,362
Commerce Bancshares, Inc.	153,471	5,845,710
Cullen/Frost Bankers, Inc.	121,059	7,331,333
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
East West Bancorp, Inc.	276,377	6,798,874
First Niagara Financial Group, Inc.	694,549	5,681,411
FirstMerit Corp.	215,971	3,265,482
Fulton Financial Corp.	392,170	4,451,130
Hancock Holding Co.	166,991	5,043,128
International Bancshares Corp.	107,247	2,171,752
Prosperity Bancshares, Inc.	86,690	3,999,877
Signature Bank(a)	90,946	6,754,559
SVB Financial Group(a)	87,687	5,880,290
Synovus Financial Corp.	1,549,280	3,935,171
TCF Financial Corp.	321,709	4,420,282
Trustmark Corp.	132,020	3,023,258
Valley National Bancorp	389,241	3,904,087
Webster Financial Corp.	158,160	3,482,683
Westamerica Bancorporation	53,938	2,386,757
Total		98,138,782
Diversified Financial Services 0.5%
CBOE Holdings, Inc.	171,898	6,174,576
MSCI, Inc.(a)	240,487	7,967,335
Total		14,141,911
Insurance 4.6%
Alleghany Corp.(a)	33,378	12,612,545
American Financial Group, Inc.	149,297	6,563,096
Arthur J Gallagher & Co.	245,003	9,427,715
Aspen Insurance Holdings Ltd.	139,824	5,014,089
Brown & Brown, Inc.	232,283	6,968,490
Everest Re Group Ltd.	101,845	12,690,905
Fidelity National Financial, Inc., Class A	417,205	10,405,093
First American Financial Corp.	210,105	5,103,450
Hanover Insurance Group, Inc. (The)	87,795	3,747,091
HCC Insurance Holdings, Inc.	199,528	7,981,120
Kemper Corp.	106,886	3,381,873
Mercury General Corp.	71,381	2,774,579
Old Republic International Corp.	475,276	5,708,065
Primerica, Inc.	92,000	2,895,240
Protective Life Corp.	155,880	4,975,690
Reinsurance Group of America, Inc.	145,464	8,364,180
StanCorp Financial Group, Inc.	87,133	3,468,765
WR Berkley Corp.	216,683	8,992,344
Total		121,074,330

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 9.8%
Alexandria Real Estate Equities, Inc.	125,446	8,924,228
American Campus Communities, Inc.	206,088	9,315,178
BioMed Realty Trust, Inc.	330,515	6,980,477
BRE Properties, Inc.	151,363	7,357,755
Camden Property Trust	165,677	11,454,908
Corporate Office Properties Trust	159,136	4,116,848
Duke Realty Corp.	612,609	9,899,761
Equity One, Inc.	121,715	2,861,520
Essex Property Trust, Inc.	71,943	10,718,788
Extra Space Storage, Inc.	201,740	7,553,146
Federal Realty Investment Trust	127,293	13,519,790
Highwoods Properties, Inc.	154,674	5,645,601
Home Properties, Inc.	100,942	6,300,800
Hospitality Properties Trust	243,518	6,501,931
Kilroy Realty Corp.	146,800	7,745,168
Liberty Property Trust	232,891	9,033,842
Macerich Co. (The)	269,086	16,174,759
Mack-Cali Realty Corp.	163,613	4,643,337
National Retail Properties, Inc.	216,733	7,466,452
Omega Healthcare Investors, Inc.	220,700	6,177,393
Potlatch Corp.	79,522	3,499,763
Rayonier, Inc.	242,675	13,558,252
Realty Income Corp.	352,560	16,094,364
Regency Centers Corp.	178,033	9,236,352
Senior Housing Properties Trust	367,450	9,219,320
SL Green Realty Corp.	177,992	14,527,707
Taubman Centers, Inc.	121,524	9,323,321
UDR, Inc.	492,682	11,755,393
Weingarten Realty Investors	219,902	6,739,996
Total		256,346,150
Real Estate Management & Development 0.4%
Alexander & Baldwin, Inc.(a)	84,426	2,974,328
Jones Lang LaSalle, Inc.	86,753	8,383,810
Total		11,358,138
Thrifts & Mortgage Finance 0.7%
Astoria Financial Corp.	160,900	1,573,602
New York Community Bancorp, Inc.	864,899	11,676,136
Washington Federal, Inc.	209,234	3,672,057
Total		16,921,795
Total Financials		579,946,220

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care 9.2%
Biotechnology 1.9%
Regeneron Pharmaceuticals, Inc.(a)	148,343	24,773,281
United Therapeutics Corp.(a)	93,053	5,565,500
Vertex Pharmaceuticals, Inc.(a)	427,069	19,995,371
Total		50,334,152
Health Care Equipment & Supplies 2.5%
Cooper Companies, Inc. (The)	94,332	10,004,852
Hill-Rom Holdings, Inc.	119,769	3,926,028
Hologic, Inc.(a)	525,441	11,470,377
IDEXX Laboratories, Inc.(a)	107,686	9,920,034
Masimo Corp.	102,582	2,036,253
ResMed, Inc.	281,812	12,537,816
STERIS Corp.	115,168	4,491,552
Teleflex, Inc.	80,617	6,446,135
Thoratec Corp.(a)	115,735	4,075,029
Total		64,908,076
Health Care Providers & Services 2.9%
Community Health Systems, Inc.	179,629	7,591,122
Health Management Associates, Inc., Class A(a)	504,958	5,549,489
Health Net, Inc.(a)	160,079	4,120,434
Henry Schein, Inc.(a)	173,320	15,463,610
LifePoint Hospitals, Inc.(a)	97,197	4,285,416
Mednax, Inc.(a)	98,136	8,402,404
Omnicare, Inc.	206,182	7,682,341
Owens & Minor, Inc.	124,865	3,802,139
Universal Health Services, Inc., Class B	174,233	10,086,348
VCA Antech, Inc.(a)	172,992	3,798,904
WellCare Health Plans, Inc.(a)	85,091	4,866,354
Total		75,648,561
Health Care Technology 0.3%
Allscripts-Misys Healthcare Solutions, Inc.(a)	337,718	4,295,773
HMS Holdings Corp.(a)	171,196	4,962,972
Total		9,258,745
Life Sciences Tools & Services 1.3%
Bio-Rad Laboratories, Inc., Class A(a)	39,666	4,886,851
Charles River Laboratories International, Inc.(a)	95,633	3,896,089

Common Stocks (continued)

Issuer	Shares	Value ($)
Covance, Inc.(a)	107,792	7,177,869
Mettler-Toledo International, Inc.(a)	60,356	12,843,757
Techne Corp.	68,186	4,635,966
Total		33,440,532
Pharmaceuticals 0.3%
Endo Health Solutions, Inc.(a)	224,732	6,966,692
Total Health Care		240,556,758
Industrials 17.1%
Aerospace & Defense 1.3%
Alliant Techsystems, Inc.	64,342	4,233,703
B/E Aerospace, Inc.(a)	204,729	10,770,793
Esterline Technologies Corp.(a)	60,778	4,189,427
Exelis, Inc.	369,490	3,813,137
Huntington Ingalls Industries, Inc.	97,674	4,692,259
Triumph Group, Inc.	98,487	7,229,931
Total		34,929,250
Air Freight & Logistics 0.1%
UTi Worldwide, Inc.	204,385	3,112,783
Airlines 0.4%
Alaska Air Group, Inc.(a)	138,493	7,139,314
JetBlue Airways Corp.(a)	447,976	2,714,735
Total		9,854,049
Building Products 0.6%
Fortune Brands Home & Security, Inc.(a)	320,666	11,079,010
Lennox International, Inc.	90,152	5,325,279
Total		16,404,289
Commercial Services & Supplies 1.9%
Brink's Co. (The)	94,093	2,488,760
Clean Harbors, Inc.(a)	104,100	5,361,150
Copart, Inc.(a)	208,894	7,131,641
Corrections Corp. of America	197,073	7,557,750
Deluxe Corp.	100,262	3,978,396
Herman Miller, Inc.	115,104	2,762,496
HNI Corp.	88,925	2,806,473
Mine Safety Appliances Co.	61,156	2,865,159
Rollins, Inc.	129,436	3,172,476
RR Donnelley & Sons Co.	355,128	3,707,536
Waste Connections, Inc.	241,844	8,273,483
Total		50,105,320

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Construction & Engineering 0.9%
AECOM Technology Corp.(a)	213,073	6,458,243
Granite Construction, Inc.	70,152	2,181,026
KBR, Inc.	290,632	8,832,306
URS Corp.	151,361	6,396,516
Total		23,868,091
Electrical Equipment 1.8%
Acuity Brands, Inc.	83,872	5,714,199
AMETEK, Inc.	478,589	20,019,378
General Cable Corp.(a)	98,030	3,229,108
Hubbell, Inc., Class B	105,125	9,767,164
Regal-Beloit Corp.	87,629	6,771,969
Total		45,501,818
Industrial Conglomerates 0.3%
Carlisle Companies, Inc.	123,909	8,409,704
Machinery 5.4%
AGCO Corp.	191,051	9,835,305
CLARCOR, Inc.	98,603	5,027,767
Crane Co.	94,185	5,065,269
Donaldson Co., Inc.	265,750	9,574,973
Gardner Denver, Inc.	96,711	6,865,514
Graco, Inc.	119,507	6,943,357
Harsco Corp.	158,724	3,806,202
IDEX Corp.	162,808	8,291,811
ITT Corp.	182,587	4,807,516
Kennametal, Inc.	156,846	6,349,126
Lincoln Electric Holdings, Inc.	163,620	9,170,901
Nordson Corp.	111,106	7,044,120
Oshkosh Corp.(a)	179,905	6,937,137
SPX Corp.	100,073	8,056,877
Terex Corp.(a)	217,645	7,140,932
Timken Co.	156,695	8,511,672
Trinity Industries, Inc.	155,473	6,722,653
Valmont Industries, Inc.	46,156	7,271,878
Wabtec Corp.	94,320	9,223,553
Woodward, Inc.	118,602	4,439,273
Total		141,085,836
Marine 0.4%
Kirby Corp.(a)	110,108	8,366,006
Matson, Inc.	83,820	2,155,012
Total		10,521,018

Common Stocks (continued)

Issuer	Shares	Value ($)
Professional Services 0.9%
Corporate Executive Board Co. (The)	66,108	3,579,087
FTI Consulting, Inc.(a)	81,688	2,837,841
Manpower, Inc.	154,532	8,437,447
Towers Watson & Co.	112,555	7,492,787
Total		22,347,162
Road & Rail 2.1%
Con-way, Inc.	110,243	3,875,041
Genesee & Wyoming, Inc., Class A(a)	85,834	7,683,860
JB Hunt Transport Services, Inc.	179,355	12,468,760
Kansas City Southern	216,746	22,318,336
Landstar System, Inc.	91,528	5,152,111
Werner Enterprises, Inc.	87,564	2,015,723
Total		53,513,831
Trading Companies & Distributors 1.0%
GATX Corp.	92,378	4,605,043
MSC Industrial Direct Co., Inc., Class A	91,465	7,803,794
United Rentals, Inc.(a)	182,365	9,740,115
Watsco, Inc.	58,428	4,549,788
Total		26,698,740
Total Industrials		446,351,891
Information Technology 14.8%
Communications Equipment 0.9%
ADTRAN, Inc.	123,436	2,757,560
Ciena Corp.(a)	197,362	3,007,797
InterDigital, Inc.	80,654	3,581,038
Plantronics, Inc.	84,059	3,392,621
Polycom, Inc.(a)	345,540	3,147,869
Riverbed Technology, Inc.(a)	316,481	4,835,830
Tellabs, Inc.	680,467	1,381,348
Total		22,104,063
Computers & Peripherals 0.7%
Diebold, Inc.	124,522	3,516,501
Lexmark International, Inc., Class A	127,195	2,800,834
NCR Corp.(a)	314,950	8,686,321
QLogic Corp.(a)	182,630	2,078,330
Total		17,081,986
Electronic Equipment, Instruments & Components 2.1%
Arrow Electronics, Inc.(a)	208,711	8,379,747
Avnet, Inc.(a)	270,305	9,544,469

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Ingram Micro, Inc., Class A(a)	295,746	5,577,770
Itron, Inc.(a)	77,223	3,248,772
National Instruments Corp.	186,266	5,602,881
Tech Data Corp.(a)	74,379	3,946,550
Trimble Navigation Ltd.(a)	248,539	14,770,673
Vishay Intertechnology, Inc.(a)	259,618	3,424,361
Total		54,495,223
Internet Software & Services 1.6%
AOL, Inc.	150,940	5,569,686
Equinix, Inc.(a)	95,772	20,260,567
Monster Worldwide, Inc.(a)	230,648	1,180,918
Rackspace Hosting, Inc.(a)	215,791	12,054,085
ValueClick, Inc.(a)	139,305	3,715,264
Total		42,780,520
IT Services 3.1%
Acxiom Corp.(a)	146,858	2,674,284
Alliance Data Systems Corp.(a)	98,194	15,582,406
Broadridge Financial Solutions, Inc.	240,737	5,524,914
Convergys Corp.	214,974	3,566,419
CoreLogic, Inc.(a)	191,982	4,974,254
DST Systems, Inc.	60,402	4,102,504
Gartner, Inc.(a)	184,467	9,179,078
Global Payments, Inc.	155,367	7,490,243
Jack Henry & Associates, Inc.	169,538	7,412,201
Lender Processing Services, Inc.	167,126	4,104,615
Mantech International Corp., Class A	46,641	1,157,163
NeuStar, Inc., Class A(a)	130,575	5,725,714
VeriFone Systems, Inc.(a)	212,356	4,028,393
WEX, Inc.(a)	76,232	5,718,162
Total		81,240,350
Office Electronics 0.2%
Zebra Technologies Corp., Class A(a)	100,175	4,479,826
Semiconductors & Semiconductor Equipment 1.9%
Atmel Corp.(a)	865,954	5,888,487
Cree, Inc.(a)	229,038	10,359,389
Cypress Semiconductor Corp.	259,060	2,727,902
Fairchild Semiconductor International, Inc.(a)	250,063	3,565,898
Integrated Device Technology, Inc.(a)	283,981	1,931,071
International Rectifier Corp.(a)	136,172	2,862,335
Intersil Corp., Class A	249,741	2,120,301

Common Stocks (continued)

Issuer	Shares	Value ($)
MEMC Electronic Materials, Inc.(a)	454,886	2,251,686
RF Micro Devices, Inc.(a)	550,529	2,537,939
Semtech Corp.(a)	130,421	3,986,970
Silicon Laboratories, Inc.(a)	75,572	3,137,749
Skyworks Solutions, Inc.(a)	382,744	8,152,447
Total		49,522,174
Software 4.3%
ACI Worldwide, Inc.(a)	77,576	3,553,757
Advent Software, Inc.(a)	62,282	1,631,788
ANSYS, Inc.(a)	182,468	13,831,074
Cadence Design Systems, Inc.(a)	551,518	7,809,495
CommVault Systems, Inc.(a)	83,700	6,189,615
Compuware Corp.(a)	420,017	4,876,397
Concur Technologies, Inc.(a)	88,945	6,243,939
Factset Research Systems, Inc.	80,199	7,802,561
Fair Isaac Corp.	68,777	3,049,572
Informatica Corp.(a)	212,539	7,440,990
Mentor Graphics Corp.(a)	186,092	3,295,689
MICROS Systems, Inc.(a)	158,037	6,763,984
PTC, Inc.(a)	235,340	5,445,768
Rovi Corp.(a)	203,747	3,624,659
SolarWinds, Inc.(a)	120,308	6,792,590
Solera Holdings, Inc.	135,545	7,631,183
Synopsys, Inc.(a)	293,721	10,289,047
TIBCO Software, Inc.(a)	305,926	6,562,113
Total		112,834,221
Total Information Technology		384,538,363
Materials 6.7%
Chemicals 2.8%
Albemarle Corp.	175,809	11,441,650
Ashland, Inc.	144,385	11,257,698
Cabot Corp.	117,514	4,322,165
Cytec Industries, Inc.	89,796	6,500,332
Intrepid Potash, Inc.	105,303	2,075,522
Minerals Technologies, Inc.	69,695	2,804,527
NewMarket Corp.	21,143	5,321,059
Olin Corp.	157,868	3,656,223
RPM International, Inc.	260,561	7,923,660
Scotts Miracle-Gro Co., Class A	76,132	3,373,409

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Sensient Technologies Corp.	98,025	3,618,103
Valspar Corp.	166,284	10,244,757
Total		72,539,105
Construction Materials 0.3%
Martin Marietta Materials, Inc.	90,429	8,783,369
Containers & Packaging 1.6%
AptarGroup, Inc.	130,812	7,055,999
Greif, Inc., Class A	59,733	3,038,618
Packaging Corp. of America	193,419	8,081,046
Rock Tenn Co., Class A	140,047	12,387,157
Silgan Holdings, Inc.	89,075	3,823,990
Sonoco Products Co.	198,421	6,303,835
Total		40,690,645
Metals & Mining 1.6%
Carpenter Technology Corp.	87,082	4,112,883
Commercial Metals Co.	229,177	3,737,877
Compass Minerals International, Inc.	65,219	4,807,945
Reliance Steel & Aluminum Co.	148,816	9,909,657
Royal Gold, Inc.	128,090	8,395,019
Steel Dynamics, Inc.	431,834	6,594,105
Worthington Industries, Inc.	103,225	2,925,396
Total		40,482,882
Paper & Forest Products 0.4%
Domtar Corp.	69,458	5,178,788
Louisiana-Pacific Corp.(a)	272,532	5,714,996
Total		10,893,784
Total Materials		173,389,785
Telecommunication Services 0.5%
Diversified Telecommunication Services 0.3%
tw telecom, Inc.(a)	298,116	7,548,297
Wireless Telecommunication Services 0.2%
Telephone & Data Systems, Inc.	199,120	4,557,857
Total Telecommunication Services		12,106,154
Utilities 4.9%
Electric Utilities 2.1%
Cleco Corp.	119,609	5,298,679
Great Plains Energy, Inc.	301,726	6,586,678

Common Stocks (continued)

Issuer	Shares	Value ($)
Hawaiian Electric Industries, Inc.	192,036	5,183,052
IDACORP, Inc.	98,794	4,612,692
NV Energy, Inc.	463,685	9,162,415
OGE Energy Corp.	194,489	11,262,858
PNM Resources, Inc.	156,890	3,523,749
Westar Energy, Inc.	249,081	7,726,493
Total		53,356,616
Gas Utilities 1.4%
Atmos Energy Corp.	177,737	6,784,222
National Fuel Gas Co.	164,220	9,555,962
Questar Corp.	344,857	8,107,588
UGI Corp.	221,994	7,951,825
WGL Holdings, Inc.	101,660	4,287,002
Total		36,686,599
Multi-Utilities 1.1%
Alliant Energy Corp.	218,603	10,425,177
Black Hills Corp.	87,017	3,619,037
MDU Resources Group, Inc.	371,926	8,985,732
Vectren Corp.	161,775	5,338,575
Total		28,368,521
Water Utilities 0.3%
Aqua America, Inc.	275,633	8,029,189
Total Utilities		126,440,925
Total Common Stocks (Cost: $1,731,983,564)		2,523,132,324
Money Market Funds 4.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(b)(c)	115,637,033	115,637,033
Total Money Market Funds (Cost: $115,637,033)		115,637,033
Total Investments (Cost: $1,847,620,597)		2,638,769,357
Other Assets & Liabilities, Net		(31,618,787)
Net Assets		2,607,150,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2013

At February 28, 2013, $2,968,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
S&P Mid Cap 400 E-Mini	742	81,746,140	March 2013	5,175,131	—

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	69,812,648	676,356,596	(630,532,211)	115,637,033	99,498	115,637,033

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Mid Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	315,671,407	—	—	315,671,407
Consumer Staples	89,219,343	—	—	89,219,343
Energy	154,911,478	—	—	154,911,478
Financials	579,946,220	—	—	579,946,220
Health Care	240,556,758	—	—	240,556,758
Industrials	446,351,891	—	—	446,351,891
Information Technology	384,538,363	—	—	384,538,363
Materials	173,389,785	—	—	173,389,785
Telecommunication Services	12,106,154	—	—	12,106,154
Utilities	126,440,925	—	—	126,440,925
Total Equity Securities	2,523,132,324	—	—	2,523,132,324
Other
Money Market Funds	115,637,033	—	—	115,637,033
Total Other	115,637,033	—	—	115,637,033
Investments in Securities	2,638,769,357	—	—	2,638,769,357
Derivatives
Assets
Futures Contracts	5,175,131	—	—	5,175,131
Total	2,643,944,488	—	—	2,643,944,488

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Mid Cap Index Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,731,983,564)	$2,523,132,324
Affiliated issuers (identified cost $115,637,033)	115,637,033
Total investments (identified cost $1,847,620,597)	2,638,769,357
Cash	1,060
Margin deposits on futures contracts	2,968,000
Receivable for:
Investments sold	6,431,413
Capital shares sold	7,489,873
Dividends	2,655,919
Expense reimbursement due from Investment Manager	15,933
Due from broker	1,278,442
Prepaid expenses	6,202
Total assets	2,659,616,199
Liabilities
Due to custodian	5,381,086
Payable for:
Investments purchased	7,742,526
Capital shares purchased	38,347,130
Variation margin on futures contracts	158,203
Investment management fees	7,234
Distribution and/or service fees	4,056
Transfer agent fees	616,128
Administration fees	7,234
Compensation of board members	83,266
Other expenses	118,766
Total liabilities	52,465,629
Net assets applicable to outstanding capital stock	$2,607,150,570
Represented by
Paid-in capital	$1,807,663,066
Undistributed net investment income	1,657,924
Accumulated net realized gain	1,505,689
Unrealized appreciation (depreciation) on:
Investments	791,148,760
Futures contracts	5,175,131
Total — representing net assets applicable to outstanding capital stock	$2,607,150,570

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Mid Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$592,450,244
Shares outstanding	46,207,715
Net asset value per share	$12.82
Class I
Net assets	$3,134
Shares outstanding	245
Net asset value per share(a)	$12.77
Class R5
Net assets	$2,741
Shares outstanding	212
Net asset value per share(a)	$12.95
Class Z
Net assets	$2,014,694,451
Shares outstanding	157,683,894
Net asset value per share	$12.78

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Mid Cap Index Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$37,882,437
Dividends — affiliated issuers	99,498
Interest	491
Income from securities lending — net	854,518
Total income	38,836,944
Expenses:
Investment management fees	2,425,603
Distribution and/or service fees
Class A	1,238,504
Transfer agent fees
Class A	930,655
Class Z	3,552,980
Administration fees	2,425,603
Compensation of board members	69,236
Custodian fees	26,863
Printing and postage fees	218,479
Registration fees	112,998
Licensing fees	35,281
Professional fees	63,547
Other	53,319
Total expenses	11,153,068
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(5,049,926)
Expense reductions	(180)
Total net expenses	6,102,962
Net investment income	32,733,982
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	$41,301,307
Futures contracts	9,441,527
Net realized gain	50,742,834
Net change in unrealized appreciation (depreciation) on:
Investments	177,766,088
Futures contracts	(946,938)
Net change in unrealized appreciation (depreciation)	176,819,150
Net realized and unrealized gain	227,561,984
Net increase in net assets resulting from operations	$260,295,966

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Mid Cap Index Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$32,733,982	$28,525,200
Net realized gain	50,742,834	98,360,772
Net change in unrealized appreciation (depreciation)	176,819,150	(57,284,026)
Net increase in net assets resulting from operations	260,295,966	69,601,946
Distributions to shareholders
Net investment income
Class A	(6,065,718)	(3,099,815)
Class I	(44)	(29)
Class R5	(36)	—
Class Z	(26,090,852)	(24,665,554)
Net realized gains
Class A	(22,364,190)	(16,881,805)
Class I	(133)	(129)
Class R5	(71)	—
Class Z	(80,303,779)	(108,010,412)
Total distributions to shareholders	(134,824,823)	(152,657,744)
Increase (decrease) in net assets from capital stock activity	(506,077,072)	251,630,333
Total increase (decrease) in net assets	(380,605,929)	168,574,535
Net assets at beginning of year	2,987,756,499	2,819,181,964
Net assets at end of year	$2,607,150,570	$2,987,756,499
Undistributed net investment income	$1,657,924	$1,290,321

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Mid Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	22,853,756	272,819,581	21,883,341	252,664,365
Distributions reinvested	2,376,962	27,417,562	1,777,674	19,595,990
Redemptions	(18,508,967)	(220,888,204)	(11,735,101)	(134,597,142)
Net increase	6,721,751	79,348,939	11,925,914	137,663,213
Class R5 shares
Subscriptions	212	2,500	—	—
Net increase	212	2,500	—	—
Class Z shares
Subscriptions	59,274,784	705,258,535	48,336,594	546,829,833
Distributions reinvested	5,520,124	63,483,810	8,311,846	91,427,308
Redemptions	(119,041,735)	(1,354,170,856)	(46,467,848)	(524,290,021)
Net increase (decrease)	(54,246,827)	(585,428,511)	10,180,592	113,967,120
Total net increase (decrease)	(47,524,864)	(506,077,072)	22,106,506	251,630,333

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Mid Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.92		$12.33		$9.44		$5.73		$10.86
Income from investment operations:
Net investment income	0.14		0.10		0.09		0.09		0.12
Net realized and unrealized gain (loss)	1.45		0.10		2.94		3.71		(4.55)
Total from investment operations	1.59		0.20		3.03		3.80		(4.43)
Less distributions to shareholders:
Net investment income	(0.15)		(0.09)		(0.09)		(0.09)		(0.14)
Net realized gains	(0.54)		(0.52)		(0.05)		—		(0.56)
Total distributions to shareholders	(0.69)		(0.61)		(0.14)		(0.09)		(0.70)
Net asset value, end of period	$12.82		$11.92		$12.33		$9.44		$5.73
Total return	14.03%		2.12%		32.16%		66.35%		(42.11%)
Ratios to average net assets(a)(b)
Total gross expenses	0.66%		0.66%		0.50%		0.49%		0.49	%(c)
Total net expenses(d)	0.45	%(e)	0.45	%(e)	0.45	%(e)	0.43	%(e)	0.39	%(c)(e)
Net investment income	1.18%		0.83%		0.83%		1.10%		1.36%
Supplemental data
Net assets, end of period (in thousands)	$592,450		$470,550		$339,724		$168,264		$59,374
Portfolio turnover	20%		15%		10%		15%		28%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Mid Cap Index Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.88	$12.29	$10.19
Income from investment operations:
Net investment income	0.17	0.12	0.04
Net realized and unrealized gain	1.44	0.11	2.22
Total from investment operations	1.61	0.23	2.26
Less distributions to shareholders:
Net investment income	(0.18)	(0.12)	(0.11)
Net realized gains	(0.54)	(0.52)	(0.05)
Total distributions to shareholders	(0.72)	(0.64)	(0.16)
Net asset value, end of period	$12.77	$11.88	$12.29
Total return	14.34%	2.40%	22.27%
Ratios to average net assets(b)(c)
Total gross expenses	0.24%	0.20%	0.23	%(d)
Total net expenses(e)	0.15%	0.19%	0.19	%(d)(f)
Net investment income	1.48%	1.08%	0.92	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$3	$3
Portfolio turnover	20%	15%	10%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Mid Cap Index Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$11.81
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	1.57
Total from investment operations	1.64
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.34)
Total distributions to shareholders	(0.50)
Net asset value, end of period	$12.95
Total return	14.34%
Ratios to average net assets(b)
Total gross expenses	0.21	%(c)
Total net expenses(d)	0.16	%(c)
Net investment income	1.82	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	20%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Mid Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.88		$12.29		$9.41		$5.71		$10.84
Income from investment operations:
Net investment income	0.16		0.12		0.11		0.11		0.15
Net realized and unrealized gain (loss)	1.45		0.11		2.93		3.69		(4.55)
Total from investment operations	1.61		0.23		3.04		3.80		(4.40)
Less distributions to shareholders:
Net investment income	(0.17)		(0.12)		(0.11)		(0.10)		(0.17)
Net realized gains	(0.54)		(0.52)		(0.05)		—		(0.56)
Total distributions to shareholders	(0.71)		(0.64)		(0.16)		(0.10)		(0.73)
Net asset value, end of period	$12.78		$11.88		$12.29		$9.41		$5.71
Total return	14.35%		2.39%		32.45%		66.71%		(41.92%)
Ratios to average net assets(a)(b)
Total gross expenses	0.41%		0.41%		0.25%		0.24%		0.24	%(c)
Total net expenses(d)	0.20	%(e)	0.20	%(e)	0.20	%(e)	0.18	%(e)	0.14	%(c)(e)
Net investment income	1.39%		1.07%		1.08%		1.36%		1.59%
Supplemental data
Net assets, end of period (in thousands)	$2,014,694		$2,517,203		$2,479,455		$1,791,140		$971,538
Portfolio turnover	20%		15%		10%		15%		28%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Mid Cap Index Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Mid Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class I, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset

Annual Report 2013
25

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts Net assets — unrealized appreciation	on futures contracts	5,175,131	*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Futures Contracts ($)
Equity contracts	9,441,527
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(946,938)

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	10,226

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Annual Report 2013
26

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Annual Report 2013
27

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $7,570.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class R5*	0.05
Class Z	0.18

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $180.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees

Annual Report 2013
28

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.45%
Class I*	0.20
Class R5*	0.20
Class Z	0.20

*For Class I and Class R5, the annual rate is contractual from November 16, 2012 through November 15, 2013. Prior to November 16, 2012, the annual rates for Class I and Class R5 shares were 0.07% and 0.12%, respectively.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.45%
Class I	0.19
Class Z	0.20

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, Trustees' deferred compensation, reversal of capital gains (losses) on a redemption-in-kind, derivative investments and earnings and profits distributed to shareholders on the redemption of shares. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(209,729)
Accumulated net realized gain	39,885,818
Paid-in capital	(39,676,089)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$33,428,068	$36,747,997
Long-term capital gains	101,396,755	115,909,747
Total	$134,824,823	$152,657,744

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,577,472
Undistributed accumulated long-term capital gains	22,010,913
Unrealized appreciation	770,981,971

At February 28, 2013, the cost of investments for federal income tax purposes was $1,867,787,386 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$875,843,489
Unrealized depreciation	(104,861,518)
Net unrealized appreciation	$770,981,971

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $477,868,010 and $1,087,238,604, respectively, for the year ended February 28, 2013.

Annual Report 2013
29

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2013, securities and other assets with a value of $795,950,754 were distributed to shareholders to satisfy their redemption requests. The net realized loss on these securities was $42,544,559, which is not deductible by the Fund.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 37.6% of the outstanding shares of the

Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Annual Report 2013
30

Columbia Mid Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia Mid Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Mid Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Index Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
32

Columbia Mid Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	80.91%
Dividends Received Deduction	81.04%
Capital Gain Dividend	$93,562,898

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
33

Columbia Mid Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
34

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
35

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
36

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
37

Columbia Mid Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
40

Columbia Mid Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Mid Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN196_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Mid Cap Value Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Mid Cap Value Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Mid Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	19
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	37
Federal Income Tax Information	38
Trustees and Officers	39
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Mid Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Mid Cap Value Fund (the Fund) Class A shares returned 16.03% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the Russell Midcap Value Index, which returned 18.91% for the same 12-month period.

>  Stock selection in the information technology sector was the single biggest detractor from relative performance, partially offset by exposure to various aspects of an improving economy.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	11/20/01
Excluding sales charges		16.03	5.00	11.03
Including sales charges		9.35	3.77	10.38
Class B	11/20/01
Excluding sales charges		15.22	4.23	10.20
Including sales charges		10.22	3.89	10.20
Class C	11/20/01
Excluding sales charges		15.24	4.24	10.20
Including sales charges		14.24	4.24	10.20
Class I*	09/27/10	16.61	5.24	11.16
Class K* (formerly Class R4)	03/07/11	16.31	5.08	11.07
Class R*	01/23/06	15.76	4.75	10.75
Class R4*	11/08/12	16.19	5.03	11.05
Class R5*	11/08/12	16.22	5.04	11.05
Class W*	09/27/10	16.09	5.01	11.03
Class Y*	07/15/09	16.50	5.25	11.16
Class Z	11/20/01	16.36	5.29	11.31
Russell Midcap Value Index		18.91	7.36	12.12

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Mid Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Mid Cap Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 16.03% excluding sales charges, compared to a gain of 18.91% for the Russell Midcap Value Index. Both security selection and industry allocations contributed to the Fund's underperformance, as did a market environment that was focused on big-picture concerns rather than company-specific fundamentals.

Investors Shrug Off Weak Global Growth

Europe's economic woes, slowing growth in emerging markets and political uncertainty in the U.S. weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Against this backdrop, U.S. stocks benefited across all market capitalization ranges, ending the reporting period with double-digit gains. Mid-cap stocks outperformed small- and large-cap stocks, with value soundly beating growth stocks.

Positive Security Selection in Health Care, Materials and Telecommunications Services

Health care gave the biggest boost to relative performance, led by overall gains from investments in the health care providers and services group, pharmaceuticals and health care equipment and supplies. In materials, the containers and packaging segment stood out, thanks in large part to Packaging Corporation of America, whose stock rallied as industry consolidation and increased demand led to improved pricing. Other individual contributors included chemicals company PPG Industries, whose shares rose as the U.S. housing market improved and the company divested its commodity-based, chlor-alkali business to focus on higher-margin architectural coatings. In telecommunications services, wireless provider Sprint Nextel was a top contributor. Its stock climbed sharply, buoyed by network consolidation that reduced customer turnover and by new pricing initiatives. Other top individual contributors to Fund performance included online travel agency Expedia, whose shares benefited from hotel bookings that were much better than expected. We locked in profits and sold the position. In energy, an investment in refiner HollyFrontier rallied nicely, as widening crude oil spreads, superior cash flow and recent dividends attracted investors.

Disappointing Security Selection in Information Technology

Stock selection in the technology sector hampered performance as the Fund's positions in software, information technology services and semiconductors and semiconductor equipment underperformed the benchmark. Individual disappointments included bank ATM-maker Diebold, whose stock slid after lower-than-expected orders from small North American banks and a delayed order cycle in Latin America. An out-of-benchmark investment in speech recognition software company Nuance Communications declined after an

Portfolio Management

Lori Ensinger, CFA

David Hoffman

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Mid Cap Value Fund

Manager Discussion of Fund Performance (continued)

earnings shortfall that was attributed to slowing demand from health care users. Positioning in the energy and consumer staples sectors further detracted. Within energy, not owning a top performer in the benchmark hurt the most, followed by investments in coal producer Peabody Energy and exploration and production company Whiting Petroleum. Peabody's stock fell sharply along with decreased demand for metallurgical coal, which goes into steel production, and thermal coal, which is used in power generation. The timing of the Fund's overweight in Whiting hampered performance, as disappointing early-year exploration results and low oil prices pressured the stock's return. In the industrials sector, shares of temporary staffing company ManpowerGroup declined due to concerns that weak hiring globally would delay a recovery in profit margins. We sold Manpower before period end.

Looking Ahead

Despite continued concerns around fiscal issues in Washington, economic malaise in Europe, slowing growth rates in emerging economies and a sluggish U.S. recovery, we remain optimistic that stocks will benefit from an improving domestic economy and more reasoned tax and fiscal policies. At present, we're excited about opportunities among mid-cap value stocks, particularly in more economically sensitive sectors. Going forward, we plan to stay focused on bottom-up security selection that targets mid-sized companies with attractive stock valuations and the potential for improved operating profit margins.

Top Ten Holdings (%) (at February 28, 2013)
Marathon Petroleum Corp.	1.9
HollyFrontier Corp.	1.6
Sprint Nextel Corp.	1.5
Eaton Corp. PLC	1.5
Principal Financial Group, Inc.	1.5
Edison International	1.5
Fifth Third Bancorp	1.4
Zimmer Holdings, Inc.	1.4
Comerica, Inc.	1.4
Aon PLC	1.4

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	98.6
Consumer Discretionary	11.2
Consumer Staples	2.3
Energy	13.8
Financials	28.8
Health Care	6.8
Industrials	11.2
Information Technology	8.6
Materials	5.5
Telecommunication Services	1.7
Utilities	8.7
Money Market Funds	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.
Annual Report 2013
5

Columbia Mid Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 01, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,146.30		1,018.84	6.39		6.01	1.20
Class B	1,000.00	1,000.00	1,141.90		1,015.17	10.30		9.69	1.94
Class C	1,000.00	1,000.00	1,142.10		1,015.12	10.36		9.74	1.95
Class I	1,000.00	1,000.00	1,149.60		1,021.12	3.94		3.71	0.74
Class K (formerly Class R4)	1,000.00	1,000.00	1,147.70		1,019.64	5.54		5.21	1.04
Class R	1,000.00	1,000.00	1,145.10		1,017.60	7.71		7.25	1.45
Class R4	1,000.00	1,000.00	1,144.90	*	1,020.58	2.77	*	4.26	0.85	*
Class R5	1,000.00	1,000.00	1,145.20	*	1,020.98	2.51	*	3.86	0.77	*
Class W	1,000.00	1,000.00	1,147.00		1,018.84	6.39		6.01	1.20
Class Y	1,000.00	1,000.00	1,149.00		1,020.98	4.10		3.86	0.77
Class Z	1,000.00	1,000.00	1,148.20		1,020.08	5.06		4.76	0.95

*For the period November 8, 2012 through February 28, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, for certain classes, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Mid Cap Value Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Consumer Discretionary 11.2%
Auto Components 1.7%
Allison Transmission Holdings, Inc.	672,848	15,542,789
BorgWarner, Inc.(a)	249,350	18,554,133
Tenneco, Inc.(a)	807,735	28,618,051
Total		62,714,973
Automobiles 1.0%
Harley-Davidson, Inc.	723,211	38,062,595
Distributors 0.8%
Genuine Parts Co.	417,400	29,647,922
Hotels, Restaurants & Leisure 1.1%
Norwegian Cruise Line Holding(a)	286,564	8,877,752
Royal Caribbean Cruises Ltd.	735,125	25,633,809
Starwood Hotels & Resorts Worldwide, Inc.	90,000	5,429,700
Total		39,941,261
Household Durables 0.9%
D.R. Horton, Inc.	1,446,850	32,264,755
Internet & Catalog Retail 1.1%
Liberty Interactive Corp., Class A(a)	2,008,500	41,937,480
Leisure Equipment & Products 0.8%
Mattel, Inc.	784,125	31,953,094
Media 1.1%
DISH Network Corp., Class A	1,158,723	40,323,560
Multiline Retail 0.6%
Macy's, Inc.	513,875	21,120,263
Specialty Retail 2.1%
Abercrombie & Fitch Co., Class A	346,225	16,144,472
Foot Locker, Inc.	740,275	25,310,002
Signet Jewelers Ltd.	619,225	37,908,955
Total		79,363,429
Total Consumer Discretionary		417,329,332
Consumer Staples 2.3%
Food Products 1.7%
Hershey Co. (The)	279,625	23,303,948
JM Smucker Co. (The)	359,990	34,307,047
WhiteWave Foods Co., Class A(a)	281,933	4,409,432
Total		62,020,427

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.4%
Clorox Co. (The)	195,700	16,440,757
Personal Products 0.2%
Avon Products, Inc.	459,675	8,986,646
Total Consumer Staples		87,447,830
Energy 13.9%
Energy Equipment & Services 4.5%
Cameron International Corp.(a)	483,950	30,837,294
Dresser-Rand Group, Inc.(a)	537,200	33,123,752
Ensco PLC, Class A	645,475	38,818,866
Oceaneering International, Inc.	307,600	19,560,284
Superior Energy Services, Inc.(a)	1,116,975	29,543,989
Weatherford International Ltd.(a)	1,455,750	17,294,310
Total		169,178,495
Oil, Gas & Consumable Fuels 9.4%
Cabot Oil & Gas Corp.	621,150	38,492,665
Chesapeake Energy Corp.	987,550	19,909,008
Cimarex Energy Co.	316,815	21,324,818
Gulfport Energy Corp.(a)	179,900	7,366,905
HollyFrontier Corp.	1,044,925	58,724,785
Marathon Petroleum Corp.	825,325	68,402,936
Noble Energy, Inc.	388,975	43,110,099
Peabody Energy Corp.	1,402,955	30,247,710
Southwestern Energy Co.(a)	902,325	30,922,678
Whiting Petroleum Corp.(a)	615,491	29,974,412
Total		348,476,016
Total Energy		517,654,511
Financials 28.9%
Capital Markets 2.4%
Raymond James Financial, Inc.	1,045,225	45,864,473
TD Ameritrade Holding Corp.	2,292,600	43,582,326
Total		89,446,799
Commercial Banks 8.7%
CIT Group, Inc.(a)	1,182,975	49,519,334
City National Corp.	800,962	45,502,651
Comerica, Inc.	1,489,775	51,218,464
Cullen/Frost Bankers, Inc.	618,725	37,469,986

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
East West Bancorp, Inc.	828,600	20,383,560
Fifth Third Bancorp	3,287,176	52,068,868
SVB Financial Group(a)	394,602	26,462,010
Zions Bancorporation	1,703,783	41,129,322
Total		323,754,195
Insurance 6.3%
Aon PLC	831,975	50,825,353
Axis Capital Holdings Ltd.	902,525	36,759,843
Hartford Financial Services Group, Inc.	1,954,643	46,149,121
Principal Financial Group, Inc.	1,737,452	54,920,857
Reinsurance Group of America, Inc.	211,280	12,148,600
XL Group PLC	1,171,748	33,558,863
Total		234,362,637
Real Estate Investment Trusts (REITs) 9.8%
Alexandria Real Estate Equities, Inc.	397,000	28,242,580
Colony Financial, Inc.	424,900	9,411,535
General Growth Properties, Inc.	1,324,463	25,350,222
Host Hotels & Resorts, Inc.	2,871,497	47,867,855
ProLogis, Inc.	1,139,597	44,375,907
Rayonier, Inc.	744,659	41,604,098
SL Green Realty Corp.	473,650	38,659,313
Taubman Centers, Inc.	460,625	35,339,150
UDR, Inc.	1,919,650	45,802,849
Weyerhaeuser Co.	1,712,711	50,370,831
Total		367,024,340
Real Estate Management & Development 0.6%
CBRE Group, Inc., Class A(a)	888,011	21,463,226
Thrifts & Mortgage Finance 1.1%
People's United Financial, Inc.	3,058,750	40,069,625
Total Financials		1,076,120,822
Health Care 6.8%
Health Care Equipment & Supplies 3.4%
Cooper Companies, Inc. (The)	279,850	29,680,891
Teleflex, Inc.	546,825	43,724,127
Zimmer Holdings, Inc.	687,400	51,527,504
Total		124,932,522
Health Care Providers & Services 0.4%
VCA Antech, Inc.(a)	742,750	16,310,790

Common Stocks (continued)

Issuer	Shares	Value ($)
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	456,225	18,924,213
Pharmaceuticals 2.5%
Actavis, Inc.(a)	522,715	44,514,409
Forest Laboratories, Inc.(a)	1,058,975	38,970,280
Salix Pharmaceuticals Ltd.(a)	192,700	9,413,395
Total		92,898,084
Total Health Care		253,065,609
Industrials 11.3%
Electrical Equipment 2.4%
Babcock & Wilcox Co. (The)	1,187,150	32,076,793
Eaton Corp. PLC	889,721	55,136,010
Total		87,212,803
Industrial Conglomerates 0.8%
Carlisle Companies, Inc.	459,750	31,203,233
Machinery 4.9%
AGCO Corp.	652,192	33,574,844
Crane Co.	540,300	29,057,334
Dover Corp.	312,500	22,921,875
PACCAR, Inc.	457,775	21,712,268
Parker Hannifin Corp.	383,275	36,211,822
Stanley Black & Decker, Inc.	505,458	39,779,545
Total		183,257,688
Professional Services 0.4%
Towers Watson & Co.	205,963	13,710,957
Road & Rail 2.0%
Hertz Global Holdings, Inc.(a)	1,925,100	38,405,745
Ryder System, Inc.	620,375	34,865,075
Total		73,270,820
Trading Companies & Distributors 0.8%
AerCap Holdings NV(a)	870,419	13,508,903
United Rentals, Inc.(a)	326,725	17,450,382
Total		30,959,285
Total Industrials		419,614,786
Information Technology 8.6%
Communications Equipment 1.1%
F5 Networks, Inc.(a)	108,900	10,283,427
Juniper Networks, Inc.(a)	1,522,775	31,490,987
Total		41,774,414

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Computers & Peripherals 1.3%
Diebold, Inc.	725,119	20,477,361
SanDisk Corp.(a)	572,525	28,849,535
Total		49,326,896
Electronic Equipment, Instruments & Components 1.1%
Arrow Electronics, Inc.(a)	466,175	18,716,926
FLIR Systems, Inc.	769,850	20,277,849
Total		38,994,775
Office Electronics 0.5%
Xerox Corp.	2,372,675	19,242,394
Semiconductors & Semiconductor Equipment 3.6%
Avago Technologies Ltd.	541,000	18,513,020
Fairchild Semiconductor International, Inc.(a)	1,531,325	21,836,695
KLA-Tencor Corp.	528,225	28,925,601
Lam Research Corp.(a)	208,937	8,838,035
Maxim Integrated Products, Inc.	983,225	30,656,955
NVIDIA Corp.	2,128,750	26,949,975
Total		135,720,281
Software 1.0%
Autodesk, Inc.(a)	555,725	20,406,222
PTC, Inc.(a)	664,000	15,364,960
Total		35,771,182
Total Information Technology		320,829,942
Materials 5.5%
Chemicals 3.1%
Celanese Corp., Class A	794,423	37,218,718
International Flavors & Fragrances, Inc.	322,225	23,515,980
Methanex Corp.	598,725	21,901,361
PPG Industries, Inc.	256,375	34,523,457
Total		117,159,516
Containers & Packaging 1.4%
Packaging Corp. of America	1,204,150	50,309,387
Metals & Mining 1.0%
Steel Dynamics, Inc.	1,980,550	30,242,999
United States Steel Corp.	423,125	8,817,925
Total		39,060,924
Total Materials		206,529,827

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 1.7%
Wireless Telecommunication Services 1.7%
Sprint Nextel Corp.(a)	9,530,175	55,275,015
Telephone & Data Systems, Inc.	380,275	8,704,495
Total		63,979,510
Total Telecommunication Services		63,979,510
Utilities 8.7%
Electric Utilities 4.1%
Edison International	1,126,450	54,103,393
Great Plains Energy, Inc.	1,290,200	28,165,066
NV Energy, Inc.	1,638,675	32,380,218
PPL Corp.	1,251,175	38,561,214
Total		153,209,891
Gas Utilities 1.0%
Questar Corp.	1,623,100	38,159,081
Independent Power Producers & Energy Traders 2.1%
AES Corp. (The)	2,826,079	32,839,038
Calpine Corp.(a)	1,290,725	23,749,340
NRG Energy, Inc.	848,475	20,363,400
Total		76,951,778
Multi-Utilities 1.5%
CMS Energy Corp.	941,800	25,061,298
Sempra Energy	395,249	30,734,562
Total		55,795,860
Total Utilities		324,116,610
Total Common Stocks (Cost: $2,776,532,918)		3,686,688,779
Money Market Funds 1.4%
Columbia Short-Term Cash Fund, 0.128%(b)(c)	51,855,363	51,855,363
Total Money Market Funds (Cost: $51,855,363)		51,855,363
Total Investments (Cost: $2,828,388,281)		3,738,544,142
Other Assets & Liabilities, Net		(12,645,155)
Net Assets		3,725,898,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividend Income ($)	Value ($)
Columbia Short-Term Cash Fund	119,191,310	1,186,669,953	(1,254,005,900)	51,855,363	110,836	51,855,363

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Mid Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	417,329,332	—	—	417,329,332
Consumer Staples	87,447,830	—	—	87,447,830
Energy	517,654,511	—	—	517,654,511
Financials	1,076,120,822	—	—	1,076,120,822
Health Care	253,065,609	—	—	253,065,609
Industrials	419,614,786	—	—	419,614,786
Information Technology	320,829,942	—	—	320,829,942
Materials	206,529,827	—	—	206,529,827
Telecommunication Services	63,979,510	—	—	63,979,510
Utilities	324,116,610	—	—	324,116,610
Total Equity Securities	3,686,688,779	—	—	3,686,688,779
Other
Money Market Funds	51,855,363	—	—	51,855,363
Total Other	51,855,363	—	—	51,855,363
Total	3,738,544,142	—	—	3,738,544,142

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $2,776,532,918)	$3,686,688,779
Affiliated issuers (identified cost $51,855,363)	51,855,363
Total investments (identified cost $2,828,388,281)	3,738,544,142
Receivable for:
Investments sold	10,888,623
Capital shares sold	2,937,433
Dividends	4,639,620
Prepaid expenses	9,847
Other assets	982
Total assets	3,757,020,647
Liabilities
Payable for:
Investments purchased	12,511,570
Capital shares purchased	17,402,000
Investment management fees	67,407
Distribution and/or service fees	11,765
Transfer agent fees	754,638
Administration fees	5,124
Plan administration fees	3
Compensation of board members	96,245
Other expenses	272,908
Total liabilities	31,121,660
Net assets applicable to outstanding capital stock	$3,725,898,987
Represented by
Paid-in capital	$2,809,524,894
Undistributed net investment income	2,485,205
Accumulated net realized gain	3,733,027
Unrealized appreciation (depreciation) on:
Investments	910,155,861
Total — representing net assets applicable to outstanding capital stock	$3,725,898,987

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$991,510,011
Shares outstanding	61,877,669
Net asset value per share	$16.02
Maximum offering price per share(a)	$17.00
Class B
Net assets	$16,759,440
Shares outstanding	1,076,966
Net asset value per share	$15.56
Class C
Net assets	$115,248,358
Shares outstanding	7,378,788
Net asset value per share	$15.62
Class I
Net assets	$160,368,225
Shares outstanding	10,005,762
Net asset value per share	$16.03
Class K(b)
Net assets	$13,833
Shares outstanding	861
Net asset value per share	$16.07
Class R
Net assets	$58,922,518
Shares outstanding	3,682,679
Net asset value per share	$16.00
Class R4(c)
Net assets	$2,855
Shares outstanding	176
Net asset value per share	$16.26	(d)
Class R5(c)
Net assets	$2,863
Shares outstanding	176
Net asset value per share	$16.26	(d)
Class W
Net assets	$79,580,990
Shares outstanding	4,965,260
Net asset value per share	$16.03
Class Y
Net assets	$4,974,937
Shares outstanding	310,429
Net asset value per share	$16.03

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Mid Cap Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class Z
Net assets	$2,298,514,957
Shares outstanding	143,242,839
Net asset value per share	$16.05

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(d) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Mid Cap Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$69,951,945
Dividends — affiliated issuers	110,836
Income from securities lending — net	1,810,987
Foreign taxes withheld	(45,126)
Total income	71,828,642
Expenses:
Investment management fees	24,254,448
Distribution and/or service fees
Class A	2,467,831
Class B	182,448
Class C	1,142,607
Class R	330,022
Class W	181,903
Transfer agent fees
Class A	1,986,810
Class B	36,679
Class C	230,085
Class K(a)	6
Class R	132,740
Class R4(b)	1
Class W	146,462
Class Y	17
Class Z	4,569,423
Administration fees	1,847,219
Plan administration fees
Class K(a)	31
Compensation of board members	96,647
Custodian fees	27,483
Printing and postage fees	648,118
Registration fees	295,757
Professional fees	70,155
Other	89,519
Total expenses	38,736,411
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4)
Expense reductions	(12,613)
Total net expenses	38,723,794
Net investment income	33,104,848
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	323,437,559
Net realized gain	323,437,559
Net change in unrealized appreciation (depreciation) on:
Investments	198,899,713
Net change in unrealized appreciation (depreciation)	198,899,713
Net realized and unrealized gain	522,337,272
Net increase in net assets resulting from operations	$555,442,120

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012(b)
Operations
Net investment income	$33,104,848	$30,997,981
Net realized gain	323,437,559	337,226,375
Net change in unrealized appreciation (depreciation)	198,899,713	(519,995,492)
Net increase (decrease) in net assets resulting from operations	555,442,120	(151,771,136)
Distributions to shareholders
Net investment income
Class A	(7,170,777)	(6,764,702)
Class B	(20,221)	(28,753)
Class C	(129,220)	(142,957)
Class I	(1,819,725)	(1,231,267)
Class K(c)	(108)	(64)
Class R	(314,169)	(447,096)
Class R4	(7)	—
Class R5	(8)	—
Class W	(515,159)	(424,228)
Class Y	(9,251)	(273)
Class Z	(22,426,154)	(20,394,685)
Total distributions to shareholders	(32,404,799)	(29,434,025)
Increase (decrease) in net assets from capital stock activity	(842,012,844)	(850,671,076)
Proceeds from regulatory settlements (Note 6)	—	236,136
Total decrease in net assets	(318,975,523)	(1,031,640,101)
Net assets at beginning of year	4,044,874,510	5,076,514,611
Net assets at end of year	$3,725,898,987	$4,044,874,510
Undistributed net investment income	$2,485,205	$1,785,156

(a) Class R4 and R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class K (formerly Class R4) shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	8,635,469	123,597,572	15,646,891	208,981,808
Fund merger	—	—	764,899	10,800,090
Distributions reinvested	471,483	6,604,196	476,451	6,016,193
Redemptions	(28,860,994)	(408,951,908)	(41,399,061)	(555,805,689)
Net decrease	(19,754,042)	(278,750,140)	(24,510,820)	(330,007,598)
Class B shares
Subscriptions	18,573	256,399	22,692	303,307
Fund merger	—	—	52,469	721,378
Distributions reinvested	1,294	17,749	2,011	24,476
Redemptions(c)	(624,470)	(8,597,881)	(1,610,786)	(20,994,752)
Net decrease	(604,603)	(8,323,733)	(1,533,614)	(19,945,591)
Class C shares
Subscriptions	336,505	4,749,574	599,445	7,805,828
Fund merger	—	—	21,768	300,577
Distributions reinvested	7,236	99,746	8,906	108,836
Redemptions	(2,208,566)	(30,709,256)	(3,830,772)	(49,672,691)
Net decrease	(1,864,825)	(25,859,936)	(3,200,653)	(41,457,450)
Class I shares
Subscriptions	2,101,736	29,687,470	4,374,216	60,352,741
Fund merger	—	—	262,588	3,708,890
Distributions reinvested	129,936	1,819,598	95,462	1,231,178
Redemptions	(2,547,087)	(36,055,306)	(4,985,662)	(67,344,843)
Net decrease	(315,415)	(4,548,238)	(253,396)	(2,052,034)
Class K shares(d)
Subscriptions	—	—	178	2,500
Fund merger	—	—	681	9,625
Distributions reinvested	1	18	1	10
Net increase	1	18	860	12,135
Class R shares
Subscriptions	1,119,132	15,985,362	6,538,656	90,315,959
Distributions reinvested	21,819	304,895	34,160	436,403
Redemptions	(3,225,643)	(45,873,020)	(24,491,543)	(311,990,808)
Net decrease	(2,084,692)	(29,582,763)	(17,918,727)	(221,238,446)
Class R4 shares
Subscriptions	176	2,500	—	—
Redemptions	—	—	—	—
Net increase	176	2,500	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Mid Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	175	2,500	—	—
Distributions reinvested	1	8	—	—
Net increase	176	2,508	—	—
Class W shares
Subscriptions	1,499,020	21,790,489	2,155,313	27,938,697
Fund merger	—	—	7,276,910	102,861,296
Distributions reinvested	36,737	515,108	33,667	424,192
Redemptions	(2,132,169)	(29,795,402)	(3,904,432)	(51,206,898)
Net increase (decrease)	(596,412)	(7,489,805)	5,561,458	80,017,287
Class Y shares
Subscriptions	324,062	4,836,824	—	—
Distributions reinvested	625	9,079	11	138
Redemptions	(16,552)	(254,762)	—	—
Net increase	308,135	4,591,141	11	138
Class Z shares
Subscriptions	39,469,984	550,791,418	38,601,255	513,775,179
Distributions reinvested	1,267,831	17,779,812	1,140,867	14,563,073
Redemptions	(74,156,868)	(1,060,625,626)	(63,576,970)	(844,337,769)
Net decrease	(33,419,053)	(492,054,396)	(23,834,848)	(315,999,517)
Total net decrease	(58,330,554)	(842,012,844)	(65,689,729)	(850,671,076)

(a) Class R4 and R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class K (formerly Class R4) shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Mid Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.91		$14.24		$11.18		$6.87		$13.12
Income from investment operations:
Net investment income	0.11		0.07		0.13	(a)	0.07		0.11
Net realized and unrealized gain (loss)	2.10		(0.33)		3.07		4.32		(6.25)
Total from investment operations	2.21		(0.26)		3.20		4.39		(6.14)
Less distributions to shareholders:
Net investment income	(0.10)		(0.07)		(0.14)		(0.07)		(0.10)
Tax return of capital	—		—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.10)		(0.07)		(0.14)		(0.08)		(0.11)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Net asset value, end of period	$16.02		$13.91		$14.24		$11.18		$6.87
Total return	16.03%		(1.75%)		28.87%		64.09%		(47.05%)
Ratios to average net assets(c)
Total gross expenses	1.19%		1.18%		1.13%		1.17%		1.17%
Total net expenses(d)	1.19	%(e)	1.18	%(e)	1.13	%(e)	1.17	%(e)	1.17	%(e)
Net investment income	0.75%		0.59%		1.05%		0.71%		0.97%
Supplemental data
Net assets, end of period (in thousands)	$991,510		$1,135,303		$1,511,519		$1,441,388		$966,440
Portfolio turnover	36%		39%		50%		56%		46%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.52		$13.89		$10.94		$6.73		$12.86
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.02)		0.03	(a)	0.00	(b)	0.02
Net realized and unrealized gain (loss)	2.06		(0.34)		3.01		4.23		(6.11)
Total from investment operations	2.06		(0.36)		3.04		4.23		(6.09)
Less distributions to shareholders:
Net investment income	(0.02)		(0.01)		(0.09)		(0.02)		(0.03)
Tax return of capital	—		—		—		(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.02)		(0.01)		(0.09)		(0.02)		(0.04)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Net asset value, end of period	$15.56		$13.52		$13.89		$10.94		$6.73
Total return	15.22%		(2.55%)		27.89%		62.86%		(47.41%)
Ratios to average net assets(c)
Total gross expenses	1.94%		1.93%		1.88%		1.92%		1.92%
Total net expenses(d)	1.94	%(e)	1.93	%(e)	1.88	%(e)	1.92	%(e)	1.92	%(e)
Net investment income (loss)	0.01%		(0.19%)		0.28%		(0.01%)		0.18%
Supplemental data
Net assets, end of period (in thousands)	$16,759		$22,740		$44,651		$68,110		$66,254
Portfolio turnover	36%		39%		50%		56%		46%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.57		$13.94		$10.98		$6.75		$12.90
Income from investment operations:
Net investment income (loss)	0.00	(b)	(0.02)		0.04	(a)	0.00	(b)	0.02
Net realized and unrealized gain (loss)	2.07		(0.34)		3.01		4.25		(6.13)
Total from investment operations	2.07		(0.36)		3.05		4.25		(6.11)
Less distributions to shareholders:
Net investment income	(0.02)		(0.01)		(0.09)		(0.02)		(0.03)
Tax return of capital	—		—		—		(0.00	)(b)	(0.01)
Total distributions to shareholders	(0.02)		(0.01)		(0.09)		(0.02)		(0.04)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Net asset value, end of period	$15.62		$13.57		$13.94		$10.98		$6.75
Total return	15.24%		(2.54%)		27.88%		62.97%		(47.42%)
Ratios to average net assets(c)
Total gross expenses	1.94%		1.93%		1.88%		1.92%		1.92%
Total net expenses(d)	1.94	%(e)	1.93	%(e)	1.88	%(e)	1.92	%(e)	1.92	%(e)
Net investment income (loss)	0.00	%(b)	(0.17%)		0.30%		(0.03%)		0.19%
Supplemental data
Net assets, end of period (in thousands)	$115,248		$125,463		$173,457		$181,941		$144,370
Portfolio turnover	36%		39%		50%		56%		46%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Mid Cap Value Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$13.91	$14.24	$11.68
Income from investment operations:
Net investment income	0.17	0.13	0.03
Net realized and unrealized gain (loss)	2.12	(0.33)	2.58
Total from investment operations	2.29	(0.20)	2.61
Less distributions to shareholders:
Net investment income	(0.17)	(0.13)	(0.05)
Total distributions to shareholders	(0.17)	(0.13)	(0.05)
Proceeds from regulatory settlements	—	0.00 (b)	—
Net asset value, end of period	$16.03	$13.91	$14.24
Total return	16.61%	(1.32%)	22.40%
Ratios to average net assets(c)
Total gross expenses	0.74%	0.73%	0.72	%(d)
Total net expenses(e)	0.74%	0.73%	0.72	%(d)
Net investment income	1.19%	1.03%	0.53	%(d)
Supplemental data
Net assets, end of period (in thousands)	$160,368	$143,562	$150,603
Portfolio turnover	36%	39%	50%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Mid Cap Value Fund

Financial Highlights (continued)

Class K(a)	Year Ended February 28, 2013	Year Ended February 29, 2012(b)
Per share data
Net asset value, beginning of period	$13.94	$14.06
Income from investment operations:
Net investment income	0.13	0.11
Net realized and unrealized gain (loss)	2.13	(0.15)
Total from investment operations	2.26	(0.04)
Less distributions to shareholders:
Net investment income	(0.13)	(0.08)
Total distributions to shareholders	(0.13)	(0.08)
Proceeds from regulatory settlements	—	0.00	(c)
Net asset value, end of period	$16.07	$13.94
Total return	16.31%	(0.23%)
Ratios to average net assets(d)
Total gross expenses	1.04%	1.05	%(e)
Total net expenses(f)	1.01%	1.03	%(e)
Net investment income	0.93%	0.86	%(e)
Supplemental data
Net assets, end of period (in thousands)	$14	$12
Portfolio turnover	36%	39%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.89		$14.23		$11.18		$6.87		$13.11
Income from investment operations:
Net investment income	0.07		0.01		0.10	(a)	0.04		0.09
Net realized and unrealized gain (loss)	2.11		(0.31)		3.07		4.33		(6.24)
Total from investment operations	2.18		(0.30)		3.17		4.37		(6.15)
Less distributions to shareholders:
Net investment income	(0.07)		(0.04)		(0.12)		(0.05)		(0.08)
Tax return of capital	—		—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.07)		(0.04)		(0.12)		(0.06)		(0.09)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Net asset value, end of period	$16.00		$13.89		$14.23		$11.18		$6.87
Total return	15.76%		(2.04%)		28.53%		63.69%		(47.13%)
Ratios to average net assets(c)
Total gross expenses	1.44%		1.45%		1.38%		1.42%		1.42%
Total net expenses(d)	1.44	%(e)	1.43	%(e)	1.38	%(e)	1.42	%(e)	1.42	%(e)
Net investment income	0.50%		0.15%		0.80%		0.44%		0.94%
Supplemental data
Net assets, end of period (in thousands)	$58,923		$80,096		$337,001		$276,046		$145,227
Portfolio turnover	36%		39%		50%		56%		46%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Mid Cap Value Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.24
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	2.00
Total from investment operations	2.06
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$16.26
Total return	14.49%
Ratios to average net assets(b)
Total gross expenses	0.85	%(c)
Total net expenses(d)	0.85	%(c)
Net investment income	1.19	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Mid Cap Value Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.24
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain	2.00
Total from investment operations	2.06
Less distributions to shareholders:
Net investment income	(0.04)
Total distributions to shareholders	(0.04)
Net asset value, end of period	$16.26
Total return	14.52%
Ratios to average net assets(b)
Total gross expenses	0.77	%(c)
Total net expenses(d)	0.77	%(c)
Net investment income	1.28	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Mid Cap Value Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$13.91		$14.24		$11.69
Income from investment operations:
Net investment income	0.11		0.09		0.02
Net realized and unrealized gain (loss)	2.11		(0.35)		2.57
Total from investment operations	2.22		(0.26)		2.59
Less distributions to shareholders:
Net investment income	(0.10)		(0.07)		(0.04)
Total distributions to shareholders	(0.10)		(0.07)		(0.04)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$16.03		$13.91		$14.24
Total return	16.09%		(1.74%)		22.17%
Ratios to average net assets(c)
Total gross expenses	1.19%		1.19%		1.14	%(d)
Total net expenses(e)	1.19	%(f)	1.19	%(f)	1.14	%(d)(f)
Net investment income	0.74%		0.69%		0.34	%(d)
Supplemental data
Net assets, end of period (in thousands)	$79,581		$77,367		$3
Portfolio turnover	36%		39%		50%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,	Year Ended February 28,
Class Y	2013	2012	2011		2010(a)
Per share data
Net asset value, beginning of period	$13.91	$14.24	$11.18		$8.86
Income from investment operations:
Net investment income	0.18	0.13	0.16	(b)	0.08
Net realized and unrealized gain (loss)	2.09	(0.34)	3.08		2.31
Total from investment operations	2.27	(0.21)	3.24		2.39
Less distributions to shareholders:
Net investment income	(0.15)	(0.12)	(0.18)		(0.06)
Tax return of capital	—	—	—		(0.01)
Total distributions to shareholders	(0.15)	(0.12)	(0.18)		(0.07)
Proceeds from regulatory settlements	—	0.00 (c)	0.00	(c)	0.00	(c)
Net asset value, end of period	$16.03	$13.91	$14.24		$11.18
Total return	16.50%	(1.40%)	29.23%		27.00%
Ratios to average net assets(d)
Total gross expenses	0.77%	0.82%	0.81%		0.76	%(e)
Total net expenses(f)	0.77%	0.82%	0.81	%(g)	0.76	%(e)(g)
Net investment income	1.19%	0.97%	1.25%		1.28	%(e)
Supplemental data
Net assets, end of period (in thousands)	$4,975	$32	$33		$13
Portfolio turnover	36%	39%	50%		56%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Mid Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.93		$14.26		$11.20		$6.88		$13.13
Income from investment operations:
Net investment income	0.14		0.11		0.16	(a)	0.09		0.14
Net realized and unrealized gain (loss)	2.12		(0.33)		3.07		4.33		(6.25)
Total from investment operations	2.26		(0.22)		3.23		4.42		(6.11)
Less distributions to shareholders:
Net investment income	(0.14)		(0.11)		(0.17)		(0.09)		(0.13)
Tax return of capital	—		—		—		(0.01)		(0.01)
Total distributions to shareholders	(0.14)		(0.11)		(0.17)		(0.10)		(0.14)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Net asset value, end of period	$16.05		$13.93		$14.26		$11.20		$6.88
Total return	16.36%		(1.50%)		29.14%		64.55%		(46.87%)
Ratios to average net assets(c)
Total gross expenses	0.94%		0.93%		0.88%		0.92%		0.92%
Total net expenses(d)	0.94	%(e)	0.93	%(e)	0.88	%(e)	0.92	%(e)	0.92	%(e)
Net investment income	1.01%		0.85%		1.30%		0.95%		1.23%
Supplemental data
Net assets, end of period (in thousands)	$2,298,515		$2,460,299		$2,859,249		$2,419,305		$1,459,522
Portfolio turnover	36%		39%		50%		56%		46%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Mid Cap Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair

Annual Report 2013
30

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other

Annual Report 2013
31

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the
Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.76% to 0.62% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended February 28, 2013 was 0.66% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended February 28, 2013 was 0.05% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $10,682.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

Annual Report 2013
32

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 1, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4*	0.14
Class R5*	0.05
Class W	0.20
Class Y*	0.00	**
Class Z	0.20

*Annualized

**Rounds to zero

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $12,613.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25%

of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $153,828 for Class A, $18,911 for Class B and $2,703 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed

Annual Report 2013
33

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

the following annual rates as a percentage of the class' average daily net assets:

Class A	1.27%
Class B	2.02
Class C	2.02
Class I	0.87
Class K	1.17
Class R	1.52
Class R4*	1.02
Class R5*	0.92
Class W	1.27
Class Y	0.87
Class Z	1.02

*Annual rate is contractual from November 8, 2012 (commencement of operations of each share class) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class B	1.94
Class C	1.94
Class I	0.80
Class K	1.10
Class R	1.44
Class W	1.19
Class Y	0.94
Class Z	0.94

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.

The Fund did not have any permanent differences; therefore, no reclassifications were made to the Statement of Assets and Liabilities.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Ordinary income	$32,404,799	$29,434,025
Long-term capital gains	—	—
Tax return of capital	—	—
Total	$32,404,799	$29,434,025

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,580,036
Undistributed accumulated long-term gain	12,837,587
Unrealized appreciation	901,051,300

At February 28, 2013, the cost of investments for federal income tax purposes was $2,837,492,842 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$983,292,601
Unrealized depreciation	(82,241,301)
Net unrealized appreciation	901,051,300

For the year ended February 28, 2013, $308,216,178 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not

Annual Report 2013
34

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,298,750,026 and $2,055,277,979, respectively, for the year ended February 28, 2013.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $236,136 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, 2 unaffiliated shareholder accounts owned an aggregate of 37.7% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 11. Risks Relating to Certain Investments

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Annual Report 2013
35

Columbia Mid Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
36

Columbia Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and the Shareholders of
Columbia Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Mid Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
37

Columbia Mid Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$13,479,466

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
38

Columbia Mid Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
39

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
40

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
41

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
42

Columbia Mid Cap Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
43

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Annual Report 2013
44

Columbia Mid Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Mid Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN197_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Multi-Advisor International Equity Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Multi-Advisor International Equity Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset third- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	9
Portfolio of Investments	10
Statement of Assets and Liabilities	21
Statement of Operations	23
Statement of Changes in Net Assets	24
Financial Highlights	27
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	48
Federal Income Tax Information	49
Trustees and Officers	50
Important Information About This Report	57

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Performance Overview

Performance Summary

>  Columbia Multi-Advisor International Equity Fund (the Fund) Class A shares returned 6.41% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 9.84% for the same 12-month period.

>  The Fund's exposure to emerging markets, particularly China and Brazil, held back relative results. Emerging markets are not included in the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	06/03/92
Excluding sales charges		6.41	-3.12	7.95
Including sales charges		0.32	-4.26	7.31
Class B	06/07/93
Excluding sales charges		5.59	-3.86	7.15
Including sales charges		0.59	-4.22	7.15
Class C	06/17/92
Excluding sales charges		5.64	-3.84	7.31
Including sales charges		4.64	-3.84	7.31
Class I*	09/27/10	6.96	-2.75	8.28
Class K (formerly Class R4)*	03/07/11	6.64	-2.96	8.11
Class R*	01/23/06	6.20	-3.36	7.68
Class R4*	11/08/12	6.73	-2.86	8.22
Class R5*	11/08/12	6.77	-2.86	8.23
Class W*	09/27/10	6.40	-3.09	7.98
Class Y*	03/07/11	6.98	-2.78	8.27
Class Z	12/02/91	6.72	-2.86	8.22
MSCI EAFE Index (Net)		9.84	-1.26	9.39

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE (Europe, Australasia and the Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Multi-Advisor International Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 6.41% excluding sales charge. The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 9.84% for the same 12-month period. During a period in which the dominant trends in capital markets changed quickly, investments in the emerging markets of China and Brazil, which are not included in the benchmark, detracted from relative performance, as did, to lesser degrees, investments in India, Russia and Taiwan. The Fund's currency strategy also accounted for a slight loss over the period.

The Fund is managed to take advantage of opportunities across different regions, investment styles and market segments by allocating assets among three co-managers, each with a different style and regional expertise. Threadneedle International Limited focuses on European equities, while Marsico Capital Management manages international multi-cap equities. The investment team from Columbia Management Investment Advisers (Columbia) manages four separate sub-portfolios: one focuses on emerging markets; a second concentrates on the Pacific/Asia region, excluding Japan; a third manages Japanese equities exclusively and the fourth seeks incremental return from a strategy that buys and sells the currencies of major developed economies.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity pointed to better times ahead. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace. Against this backdrop, international markets delivered solid returns despite an early slump. The European Monetary Union's announcement in the summer that it would do whatever was necessary to hold the European euro together, support the euro currency, and aid troubled peripheral countries bolstered investor confidence. Japan's November elections, which resulted in a new government pledge to pursue pro-growth policies to end Japan's prolonged economic woes, gave additional fuel to the rally.

Exposure to China and Brazil Detracted from Relative Returns

Despite positive contributions from the Fund's emerging markets position overall, exposure to the emerging markets of China and Brazil detracted from relative results. Certain Fund holdings also contributed to the shortfall relative to the benchmark. Underweights relative to the benchmark in British banking institutions in general, and of HSBC Holdings in particular, were a drag on results, as was the decision not to own a major French pharmaceutical company that posted double-digit gains. Chinese Internet search company Baidu was a notable disappointment, as it fell on concerns about competition and the challenges of sustaining both growth and profitability.

Portfolio Management

Columbia Management Investment Advisers, LLC

Colin Moore, AIIMR

Fred Copper, CFA

Marsico Capital Management, LLC

James Gendelman

Munish Malhotra, CFA

Threadneedle International Limited

Daniel Ison, IMC

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

The Fund's currency strategy contributed a slight loss, mostly during May 2012 when currency markets were challenged by worries about the ability of the Greek government to meet its debt obligations. The Fund also used currency forward contracts to manage risk, but the use of these derivatives had a negligible impact on performance.

Two of Three Investment Components Outperformed Their Benchmarks

Even though emerging markets lagged developed markets, the Fund's emerging markets portfolio, managed by Columbia, performed especially well, primarily because of strong stock selection and country allocations, most notably in the Philippines and Thailand. The Columbia Pacific/Asia excluding Japan and Japan sub-portfolios also performed well. The Threadneedle-managed European equity sleeve outperformed its benchmark, helped by stock selection in Spain, France, Germany and Finland, particularly in the consumer staples sector. The Fund also was helped by increasing emphasis on the more cyclical financials and consumer discretionary sectors. Specific investments that supported relative performance included Samsung Electronics, the South Korean consumer electronics corporation; Fuji Heavy Industries, the Japanese producer of Subaru vehicles; and Metropolitan Bank & Trust, of the Philippines. The Marsico portfolio of international multi-cap stocks trailed its benchmark, primarily because of stock selection in the telecommunication services, energy and health care sectors. An overweight relative to the benchmark in the information technology sector also held back the Marsico portfolio's performance, while underweighting the materials sector and overweighting the consumer discretionary area helped. Although the impact of currency management was generally a detraction for the Fund overall, currency had a generally positive impact on the Marsico-managed portfolio, aided by an underweight in securities denominated in the Japanese yen, which weakened in the period.

Improving Expectations for 2013

We currently anticipate that the global economy may perform somewhat better in 2013 than it did in 2012, despite challenges in some developed economies. We expect the United States, Japan and Europe to continue to struggle with structural problems, including aging populations and high debt. Europe and the United States also face modest growth prospects and continuing worries about the risk of falling back into recession.

At the same time, we currently see the upside potential in emerging markets. We continue to believe that the Fund's diversified, multi-manager mix of geographically focused investment strategies can help identify opportunities and balance risks over the longer term.

Top Ten Holdings (%) (at February 28, 2013)
Nestle' SA, Registered Shares (Switzerland)	2.3
Samsung Electronics Co., Ltd. (South Korea)	2.1
Diageo PLC (United Kingdom)	1.6
Anheuser-Busch InBev NV (Belgium)	1.6
Allianz SE, Registered Shares (Germany)	1.4
Unilever PLC (United Kingdom)	1.4
UBS AG, Registered Shares (Switzerland)	1.3
BNP Paribas SA (France)	1.2
Novo Nordisk A/S, Class B (Denmark)	1.2
Swatch Group AG (The), Registered Shares (Switzerland)	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Country Breakdown (%) (at February 28, 2013)
Argentina	0.2
Australia	3.6
Belgium	1.5
Brazil	2.0
Cambodia	0.1
Canada	0.8
Chile	0.2
China	5.6
Denmark	1.1
Finland	0.4
France	6.2
Germany	10.4
Hong Kong	2.8
India	2.5
Indonesia	1.8
Israel	0.3
Italy	0.2
Japan	7.7
Malta	0.0	(a)
Mexico	0.5
Netherlands	2.3
Norway	0.2
Panama	0.1
Peru	0.3
Philippines	2.5
Poland	0.2
Portugal	0.3
Russian Federation	1.1
Singapore	2.2
South Africa	0.7
South Korea	3.7
Spain	1.9
Sweden	0.2
Switzerland	8.4
Taiwan	3.0
Thailand	2.8
Turkey	0.9
United Kingdom	16.2
United States(b)	5.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

(b) Includes investments in Money Market Funds.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Aerospace & Defense	1.5
Airlines	0.5
Auto Components	1.2
Automobiles	3.9
Beverages	3.6
Capital Markets	1.7
Chemicals	4.2
Commercial Banks	12.0
Commercial Services & Supplies	0.3
Communications Equipment	0.1
Computers & Peripherals	0.9
Construction & Engineering	1.0
Construction Materials	0.7
Containers & Packaging	0.3
Diversified Financial Services	1.9
Diversified Telecommunication Services	0.9
Electrical Equipment	1.2
Electronic Equipment, Instruments & Components	1.5
Energy Equipment & Services	0.2
Food & Staples Retailing	1.5
Food Products	4.1
Gas Utilities	0.8
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	1.4
Hotels, Restaurants & Leisure	2.3
Household Durables	1.2
Household Products	1.0
Independent Power Producers & Energy Traders	0.6
Industrial Conglomerates	0.7
Insurance	4.0
Internet & Catalog Retail	0.4
Internet Software & Services	2.1
IT Services	1.3
Leisure Equipment & Products	0.1
Machinery	1.7
Media	3.7
Metals & Mining	2.1
Multiline Retail	0.5
Office Electronics	0.2

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2013) (continued)
Oil, Gas & Consumable Fuels	3.9
Personal Products	0.6
Pharmaceuticals	5.2
Professional Services	0.9
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management & Development	2.3
Road & Rail	0.4
Semiconductors & Semiconductor Equipment	4.3
Software	1.3
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	2.7
Tobacco	0.8
Trading Companies & Distributors	2.6
Transportation Infrastructure	0.8
Water Utilities	0.3
Wireless Telecommunication Services	1.7
Money Market Funds	2.6
Total	100.5

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,113.80		1,017.75	7.44		7.10	1.42
Class B	1,000.00	1,000.00	1,109.40		1,014.03	11.35		10.84	2.17
Class C	1,000.00	1,000.00	1,109.60		1,014.03	11.35		10.84	2.17
Class I	1,000.00	1,000.00	1,116.80		1,020.08	4.99		4.76	0.95
Class K (formerly Class R4)	1,000.00	1,000.00	1,115.10		1,018.60	6.56		6.26	1.25
Class R	1,000.00	1,000.00	1,112.70		1,016.51	8.75		8.35	1.67
Class R4*	1,000.00	1,000.00	1,081.70	*	1,018.60	3.96	*	6.26	1.25	*
Class R5*	1,000.00	1,000.00	1,082.00	*	1,019.59	3.32	*	5.26	1.05	*
Class W	1,000.00	1,000.00	1,113.80		1,017.75	7.44		7.10	1.42
Class Y	1,000.00	1,000.00	1,116.50		1,020.08	4.99		4.76	0.95
Class Z	1,000.00	1,000.00	1,115.30		1,019.04	6.08		5.81	1.16

*For the period November 8, 2012 through February 28, 2013. Class R4 and R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 96.4%

Issuer	Shares	Value ($)
Argentina 0.2%
MercadoLibre, Inc.	22,407	1,918,263
Australia 3.6%
Amcor Ltd.	259,904	2,436,839
Australia and New Zealand Banking Group Ltd.	228,453	6,680,928
BHP Billiton Ltd.	118,709	4,444,248
Commonwealth Bank of Australia	50,555	3,465,326
Flight Centre Ltd.	52,601	1,739,749
Monadelphous Group Ltd.	103,901	2,630,365
National Australia Bank Ltd.	37,895	1,166,217
Telstra Corp., Ltd.	843,224	3,946,807
Transurban Group	92,479	580,493
Wesfarmers Ltd.	38,804	1,623,820
Westfield Retail Trust	365,393	1,185,572
Westpac Banking Corp.	134,473	4,218,579
Total		34,118,943
Belgium 1.5%
Anheuser-Busch InBev NV	156,215	14,639,666
Brazil 2.0%
Arezzo Industria e Comercio SA	49,800	1,006,366
BR Malls Participacoes SA	402,000	5,199,151
Cia Hering	42,000	815,004
Companhia de Bebidas Americas, ADR	31,603	1,402,541
Hypermarcas SA(a)	175,900	1,554,254
Linx SA(a)	44,200	714,337
Mills Estruturas e Servicos de Engenharia SA	135,100	2,195,017
Qualicorp SA(a)	179,800	2,010,192
Ultrapar Participacoes SA	86,200	2,234,041
Vale SA	91,900	1,754,986
Total		18,885,889
Cambodia 0.1%
NagaCorp Ltd.	1,202,000	954,827
Canada 0.8%
Canadian National Railway Co.	39,092	3,963,929
IMAX Corp.(a)	67,679	1,739,350
Pacific Rubiales Energy Corp.	62,873	1,539,436
Total		7,242,715

Common Stocks (continued)

Issuer	Shares	Value ($)
Chile 0.2%
SACI Falabella	139,600	1,629,395
China 5.6%
Anhui Conch Cement Co., Ltd., Class H	186,500	680,070
Baidu, Inc., ADR(a)	29,084	2,639,664
Beijing Enterprises Holdings Ltd.	107,500	822,368
Brilliance China Automotive Holdings Ltd.(a)	862,000	1,187,924
China Communications Construction Co., Ltd., Class H	4,614,000	4,362,880
China Milk Products Group Ltd.(a)(b)(c)	7,426,000	239,858
China Mobile Ltd., ADR	64,386	3,528,353
China Petroleum & Chemical Corp., Class H	3,110,000	3,531,341
China Shenhua Energy Co., Ltd., Class H	684,500	2,588,722
China Telecom Corp., Ltd., Class H	698,000	361,684
China Vanke Co., Ltd., Class B	1,436,370	2,917,954
CIMC Enric Holdings Ltd.	796,000	881,193
CNOOC Ltd.	1,455,089	2,843,849
ENN Energy Holdings Ltd.	492,000	2,469,147
Guangdong Investment Ltd.	3,184,000	2,736,982
Industrial & Commercial Bank of China Ltd., Class H	11,557,000	8,285,433
Kunlun Energy Co., Ltd.	272,000	563,384
KWG Property Holding Ltd.	1,292,000	885,125
Lenovo Group Ltd.	852,000	950,094
PetroChina Co., Ltd., Class H	4,198,000	5,753,449
Tencent Holdings Ltd.	46,300	1,594,301
Want Want China Holdings Ltd.	1,131,000	1,582,784
Wumart Stores, Inc., Class H	454,000	891,495
Zhuzhou CSR Times Electric Co., Ltd., Class H	415,000	1,369,485
Total		53,667,539
Denmark 1.1%
Novo Nordisk A/S, Class B	61,908	10,811,802
Finland 0.4%
KONE OYJ, Class B	45,687	3,686,066
France 6.2%
Air Liquide SA	21,632	2,625,339

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
AtoS	58,711	4,350,310
BNP Paribas SA	206,124	11,529,373
Edenred	93,274	3,222,135
European Aeronautic Defence and Space Co. NV	141,334	7,204,592
L'Oreal SA	25,024	3,733,032
Pernod-Ricard SA	15,778	2,043,462
Publicis Groupe SA	105,159	6,934,097
Rexel SA	90,230	2,088,398
Schneider Electric SA	122,724	9,399,795
Societe Generale SA(a)	76,012	2,897,469
Unibail-Rodamco SE	12,173	2,809,786
Total		58,837,788
Germany 9.4%
Adidas AG	42,085	3,825,164
Allianz SE, Registered Shares	94,191	12,841,636
BASF SE	70,194	6,592,389
Bayer AG, Registered Shares	84,218	8,317,350
Bayerische Motoren Werke AG	45,140	4,150,213
Brenntag AG	54,103	7,696,981
Continental AG	41,682	4,880,056
Fresenius Medical Care AG & Co. KGaA	132,709	9,095,172
Fresenius SE & Co. KGaA	10,353	1,270,368
Kabel Deutschland Holding AG	112,531	9,742,906
Lanxess AG	74,664	6,301,313
Merck KGaA	33,936	4,778,161
SAP AG	116,028	9,060,662
Total		88,552,371
Hong Kong 2.8%
AAC Technologies Holdings, Inc.	225,046	955,388
AIA Group Ltd.	1,199,600	5,187,750
Cheung Kong Holdings Ltd.	104,000	1,614,827
Hang Lung Properties Ltd.	186,000	720,937
Hongkong Land Holdings Ltd.	164,000	1,264,834
Jardine Matheson Holdings Ltd.	26,800	1,696,879
Link REIT (The)	444,000	2,373,597
Sands China Ltd.	1,249,200	5,940,718
Television Broadcasts Ltd.	361,000	2,749,218
Trinity Ltd.	1,342,000	760,244
Wharf Holdings Ltd.	269,000	2,349,414

Common Stocks (continued)

Issuer	Shares	Value ($)
Wynn Macau Ltd.(a)	317,200	834,755
Total		26,448,561
India 2.5%
Asian Paints Ltd.	20,259	1,589,385
Bharti Airtel Ltd.	156,229	924,398
Cairn India Ltd.	523,058	2,865,542
Cummins India Ltd.	79,631	697,031
Eicher Motors Ltd.	11,500	585,654
Havells India Ltd	83,589	979,210
HCL Technologies Ltd.	57,909	770,418
HDFC Bank Ltd., ADR	90,460	3,442,003
ICICI Bank Ltd., ADR	76,452	3,204,868
ITC Ltd.	566,998	3,072,284
Jubilant Foodworks Ltd.(a)	36,350	698,659
Tata Motors Ltd.	558,885	2,998,527
Titan Industries Ltd.	435,504	2,082,625
Total		23,910,604
Indonesia 1.9%
PT Ace Hardware Indonesia Tbk	9,475,500	715,698
PT AKR Corporindo Tbk	1,532,500	708,389
PT Astra International Tbk	1,539,500	1,265,622
PT Bank Rakyat Indonesia Persero Tbk	2,258,500	2,204,387
PT Bank Tabungan Pensiunan Nasional Tbk(a)	2,346,500	1,141,258
PT Gudang Garam Tbk	339,500	1,695,486
PT Indocement Tunggal Prakarsa Tbk	1,730,000	3,925,318
PT Indofood Sukses Makmur Tbk	1,469,000	1,107,528
PT Nippon Indosari Corpindo Tbk	1,698,000	1,088,853
PT Perusahaan Gas Negara Persero Tbk	4,868,000	2,415,451
PT Sumber Alfaria Trijaya Tbk	1,950,000	1,251,100
Total		17,519,090
Israel 0.3%
Check Point Software Technologies Ltd.(a)	52,655	2,764,914
Italy 0.2%
Mediobanca SpA	317,694	1,920,783
Japan 7.7%
Activia Properties, Inc.	110	835,469
Aisin Seiki Co., Ltd.	17,500	633,357

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Arnest One Corp.	103,900	1,707,048
Astellas Pharma, Inc.	27,600	1,490,891
Canon, Inc.	44,600	1,614,046
Chiyoda Co., Ltd.	32,000	702,527
Daiichikosho Co., Ltd.	64,400	1,666,799
Dena Co., Ltd.	102,100	2,863,005
FANUC CORP.	19,200	2,960,601
Fast Retailing Co., Ltd.	900	247,060
Fuji Heavy Industries Ltd.	146,000	2,186,055
Hino Motors Ltd.	140,000	1,478,870
Hitachi Ltd.	305,000	1,709,514
Honda Motor Co., Ltd.	97,500	3,646,364
Hoshizaki Electric Co., Ltd.	30,200	827,539
Hoya Corp.	136,000	2,604,014
Industrial & Infrastructure Fund Investment Corp.	36	323,061
ITOCHU Corp.	253,100	2,920,446
Japan Tobacco, Inc.	87,400	2,759,574
Kakaku.com, Inc.	2,500	97,076
Kinki Sharyo Co., Ltd.	125,000	404,282
Komatsu Ltd.	112,800	2,840,562
Lawson, Inc.	23,500	1,747,864
Maeda Road Construction Co., Ltd.	41,000	587,691
Marubeni Corp.	379,000	2,764,374
Mitsubishi Estate Co., Ltd.	42,000	1,047,027
Mitsubishi UFJ Financial Group, Inc.	525,200	2,910,883
Mitsui & Co., Ltd.	88,200	1,305,671
Mizuho Financial Group, Inc.	1,574,900	3,463,869
MonotaRO Co., Ltd	2,200	96,205
Nippon Prologis REIT, Inc.(a)	17	133,154
Nippon Telegraph & Telephone Corp.	20,500	936,700
Nitto Denko Corp.	37,000	2,170,829
ORIX Corp.	22,180	2,471,197
Otsuka Holdings Co., Ltd.	15,400	493,316
Rakuten, Inc.	417,500	3,608,804
Shin-Etsu Chemical Co., Ltd.	27,400	1,684,503
SoftBank Corp.	9,700	359,275
Sumitomo Mitsui Financial Group, Inc.	91,600	3,655,673
Takeda Pharmaceutical Co., Ltd.	35,400	1,829,686
Totetsu Kogyo Co., Ltd	52,800	760,779

Common Stocks (continued)

Issuer	Shares	Value ($)
Toyota Motor Corp.	74,100	3,805,745
Tsuruha Holdings, Inc.	8,600	745,098
Total		73,096,503
Malta — %
BGP Holdings PLC(b)(c)	2,232,232	3
Mexico 0.5%
Alfa SAB de CV, Class A	475,500	1,143,997
Grupo Financiero Santander Mexico SAB de CV, ADR, Class B(a)	167,533	2,499,592
Grupo Mexico SAB de CV, Class B	282,936	1,109,397
Total		4,752,986
Netherlands 2.4%
Aegon NV	1,001,881	5,963,849
ASML Holding NV	84,118	5,970,379
ING Groep NV-CVA(a)	819,116	6,557,695
Ziggo NV	110,401	3,726,413
Total		22,218,336
Norway 0.2%
Seadrill Ltd.	56,873	2,073,898
Panama 0.1%
Copa Holdings SA, Class A	9,953	1,039,292
Peru 0.3%
Credicorp Ltd.	17,535	2,629,899
Philippines 2.5%
Aboitiz Power Corp.	2,454,500	2,324,109
Ayala Land, Inc.	3,546,100	2,787,468
Energy Development Corp.	17,944,100	3,345,238
GT Capital Holdings, Inc.	293,720	5,418,503
International Container Terminal Services, Inc.	529,370	1,067,122
Metropolitan Bank & Trust	1,368,340	3,834,625
Security Bank Corp.	1,020,660	4,432,561
Total		23,209,626
Poland 0.2%
Eurocash SA	131,200	2,188,594
Portugal 0.3%
Galp Energia SGPS SA	177,361	2,732,327

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Russian Federation 1.1%
Gazprom OAO, ADR	98,804	877,301
Lukoil OAO, ADR	23,773	1,533,953
Magnit OJSC, GDR(d)	51,165	2,164,044
Mail.ru Group Ltd., GDR(d)	23,240	780,873
Mobile Telesystems OJSC, ADR	47,642	985,713
Yandex NV, Class A(a)	165,237	3,831,846
Total		10,173,730
Singapore 2.2%
CapitaCommercial Trust	883,000	1,182,858
DBS Group Holdings Ltd.	257,000	3,125,207
Global Logistic Properties Ltd.	440,000	902,421
Hutchison Port Holdings Trust	3,684,000	2,978,967
Keppel Corp., Ltd.	361,000	3,382,530
Mapletree Logistics Trust	1,838,000	1,809,295
Singapore Technologies Engineering Ltd.	924,000	3,164,171
Venture Corp., Ltd.	280,000	1,929,069
Wing Tai Holdings Ltd.	1,426,000	2,232,285
Total		20,706,803
South Africa 0.7%
AVI Ltd.	277,165	1,704,321
Clicks Group Ltd.	98,840	648,284
Life Healthcare Group Holdings Ltd.	213,070	797,736
Naspers Ltd., Class N	34,910	2,254,254
Shoprite Holdings Ltd.	76,267	1,450,653
Total		6,855,248
South Korea 3.8%
Hankook Tire Co., Ltd.	18,283	828,337
Huchems Fine Chemical Corp.	33,460	754,836
Hyundai Motor Co.	49,190	9,841,467
LG Display Co., Ltd.(a)	66,000	1,847,072
Samsung Electronics Co., Ltd.	13,827	19,584,282
Samsung SDI Co., Ltd.	6,829	873,197
SK Hynix, Inc.(a)	51,480	1,252,838
Suprema, Inc.(a)	26,724	484,190
Total		35,466,219
Spain 1.8%
Amadeus IT Holding SA, Class A	191,271	4,883,428

Common Stocks (continued)

Issuer	Shares	Value ($)
Banco Bilbao Vizcaya Argentaria SA	449,851	4,357,851
Gas Natural SDG SA	131,948	2,611,534
Inditex SA	41,913	5,603,119
Total		17,455,932
Sweden 0.2%
Millicom International Cellular SA, SDR	22,849	1,790,092
Switzerland 8.5%
Cie Financiere Richemont SA, Class A	61,704	4,949,213
Dufry AG, Registered Shares(a)	13,826	1,877,480
Nestlé SA, Registered Shares	298,595	20,845,086
Novartis AG, Registered Shares	142,630	9,658,638
Roche Holding AG, Genusschein Shares	16,926	3,872,808
SGS SA, Registered Shares	2,004	5,082,367
Swatch Group AG (The)	4,888	2,776,025
Swatch Group AG (The), Registered Shares	102,948	10,450,110
Syngenta AG	20,326	8,626,068
UBS AG, Registered Shares	745,801	11,783,887
Total		79,921,682
Taiwan 3.0%
Airtac International Group	180,000	1,059,381
Asustek Computer, Inc.	183,000	2,241,510
CTCI Corp.	709,000	1,419,380
Far EasTone Telecommunications Co., Ltd.	1,356,000	3,152,898
Giant Manufacturing Co., Ltd.	160,000	883,993
Gigabyte Technology Co., Ltd.	2,290,000	2,035,233
Hon Hai Precision Industry Co., Ltd.	818,700	2,284,176
MediaTek, Inc.	90,000	1,020,098
PChome Online, Inc.	150,072	757,191
Taiwan Semiconductor Manufacturing Co., Ltd.	611,049	2,160,230
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	494,024	9,015,938
Tong Hsing Electronic Industries Ltd.	154,000	660,667
TPK Holding Co., Ltd.	85,000	1,641,035
Total		28,331,730
Thailand 2.8%
Advanced Information Service PCL, Foreign Registered Shares	708,100	4,922,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Bangkok Bank PCL, Foreign Registered Shares	859,900	6,697,720
Bangkok Expressway PCL, Foreign Registered Shares	1,991,100	2,880,543
BEC World PCL, Foreign Registered Shares	653,100	1,474,031
CP ALL PCL, Foreign Registered Shares	727,500	1,153,795
Home Product Center PCL, Foreign Registered Shares	1,677,033	924,303
Kasikornbank PCL, Foreign Registered Shares	340,900	2,496,396
PTT PCL, Foreign Registered Shares	256,200	3,014,568
Robinson Department Store PCL, Foreign Registered Shares	603,700	1,490,846
Siam Cement PCL, Foreign Registered Shares	55,400	882,508
Siam Cement PCL, NVDR	49,900	777,376
Total		26,714,949
Turkey 0.9%
Arcelik AS	326,566	2,072,333
Tofas Turk Otomobil Fabrikasi AS	242,868	1,507,388
Turk Traktor ve Ziraat Makineleri AS	28,140	922,930
Turkiye Garanti Bankasi AS	252,736	1,208,711
Turkiye Halk Bankasi AS	297,367	2,937,107
Total		8,648,469
United Kingdom 16.3%
ARM Holdings PLC	127,132	1,840,551
Barclays PLC	1,880,825	8,726,873
BG Group PLC	251,552	4,435,746
British Sky Broadcasting Group PLC	364,344	4,688,530
Diageo PLC	494,523	14,828,851
easyJet PLC	261,723	3,946,903
Experian PLC	225,682	3,733,688
GKN PLC	1,308,317	5,395,633
HSBC Holdings PLC, ADR	52,186	2,893,192
Intercontinental Hotels Group PLC	308,812	8,954,266
Johnson Matthey PLC	109,260	3,796,496
Legal & General Group PLC	2,801,491	6,782,226
Next PLC	31,348	1,993,642
Persimmon PLC	520,472	7,198,696
Prudential PLC	505,267	7,499,555

Common Stocks (continued)

Issuer	Shares	Value ($)
Reckitt Benckiser Group PLC	77,637	5,206,255
Rio Tinto PLC	193,397	10,341,397
Rolls-Royce Holdings PLC	247,518	3,850,448
Schroders PLC	75,106	2,262,636
Shire PLC	141,842	4,437,973
Smith & Nephew PLC	415,431	4,450,067
Standard Chartered PLC	336,355	9,130,223
Telecity Group PLC	361,976	5,122,774
Tullow Oil PLC	147,346	2,706,550
Unilever PLC	317,831	12,657,157
Wolseley PLC	111,555	5,238,959
Xstrata PLC	103,989	1,825,159
Total		153,944,446
United States 2.1%
Accenture PLC, Class A	24,846	1,847,549
Liberty Global, Inc., Class C(a)	29,242	1,867,394
LyondellBasell Industries NV, Class A	75,557	4,429,151
Perrigo Co.	33,556	3,797,532
Seagate Technology PLC	101,116	3,251,891
Virgin Media, Inc.	47,700	2,213,280
Wynn Resorts Ltd.	22,441	2,623,353
Total		20,030,150
Total Common Stocks (Cost: $716,831,409)		911,490,130

Preferred Stocks 1.1%

Germany 1.1%
Henkel AG & Co. KGaA	46,319	4,074,127
Volkswagen AG	28,943	6,295,457
Total		10,369,584
Total Preferred Stocks (Cost: $5,386,927)		10,369,584

Exchange-Traded Funds 0.4%

	Shares	Value ($)
iShares MSCI Pacific ex-Japan Index Fund	74,040	3,676,826
Total Exchange-Traded Funds (Cost: $3,592,592)		3,676,826

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(e)(f)	24,514,286	24,514,286
Total Money Market Funds (Cost: $24,514,286)		24,514,286
Total Investments (Cost: $750,325,214)		950,050,826
Other Assets & Liabilities, Net		(4,530,198)
Net Assets		945,520,628

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2013

At February 28, 2013, $273,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
E-Mini MSCI EAFE Index	91	7,547,995	March 2013	—	(24,388)

Forward Foreign Currency Exchange Contracts Open at February 28, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	March 14, 2013	14,436,000 (BRL)	7,018,533 (USD)	—	(265,348)
Barclays Capital	March 14, 2013	4,616,000 (CAD)	4,680,070 (USD)	204,975	—
Barclays Capital	March 14, 2013	163,373,576,000 (IDR)	16,477,416 (USD)	—	(407,897)
Barclays Capital	March 14, 2013	36,718,667,000 (KRW)	34,633,064 (USD)	744,892	—
Barclays Capital	March 14, 2013	83,194,000 (MXN)	6,581,944 (USD)	71,192	—
Barclays Capital	March 14, 2013	833,607,000 (PHP)	20,563,087 (USD)	62,034	—
Barclays Capital	March 14, 2013	143,095,000 (RUB)	4,682,581 (USD)	19,719	—
Barclays Capital	March 14, 2013	614,941,000 (THB)	20,570,372 (USD)	—	(86,737)
Barclays Capital	March 14, 2013	919,084,000 (TWD)	31,796,713 (USD)	813,568	—
Barclays Capital	March 14, 2013	51,378,932 (USD)	48,947,000 (AUD)	—	(1,421,329)
Barclays Capital	March 14, 2013	42,140,493 (USD)	31,531,000 (EUR)	—	(972,165)
Barclays Capital	March 14, 2013	43,885,241 (USD)	27,445,000 (GBP)	—	(2,252,179)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Forward Foreign Currency Exchange Contracts Open at February 28, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Barclays Capital	March 14, 2013	101,934,034 (USD)	9,108,071,000 (JPY)	—	(3,663,859)
Barclays Capital	March 14, 2013	3,755,126 (USD)	21,301,000 (NOK)	—	(46,013)
Barclays Capital	March 14, 2013	18,793,587 (USD)	122,009,000 (SEK)	67,321	—
Barclays Capital	March 14, 2013	49,713,000 (ZAR)	5,624,724 (USD)	117,547	—
UBS Securities LLC	March 22, 2013	40,915,000 (CHF)	44,712,392 (USD)	1,051,469	—
HSBC Securities (USA), Inc.	March 22, 2013	84,036,000 (EUR)	113,756,579 (USD)	4,028,808	—
UBS Securities LLC	March 22, 2013	43,534,000 (GBP)	65,875,649 (USD)	—	(160,820)
Morgan Stanley	March 22, 2013	110,940,285 (USD)	107,796,000 (AUD)	—	(987,931)
State Street Bank & Trust Company	March 22, 2013	65,907,968 (USD)	376,204,000 (NOK)	—	(420,005)
Citigroup Global Markets Inc.	March 22, 2013	44,851,322 (USD)	53,379,000 (NZD)	—	(777,045)
Total				7,181,525	(11,461,328)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2013 was $239,861, representing 0.03% of net assets. Information concerning such security holdings at February 28, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
BGP Holdings PLC	02/04/09 - 05/14/09	—
China Milk Products Group Ltd.	09/11/06 - 07/02/09	4,479,619

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2013, the value of these securities amounted to $239,861, which represents 0.03% of net assets.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2013, the value of these securities amounted to $2,944,917 or 0.31% of net assets.

(e)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	16,462,496	734,400,137	(726,348,347)	24,514,286	46,018	24,514,286

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-voting Depository Receipt

SDR  Swedish Depositary Receipt

Currency Legend

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

IDR  Indonesian Rupiah

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

PHP  Philippine Peso

RUB  Russian Rouble

SEK  Swedish Krona

THB  Thailand Baht

TWD  Taiwan Dollar

ZAR  South African Rand

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	11,894,142	144,828,427	—	156,722,569
Consumer Staples	2,956,795	100,829,083	239,858	104,025,736
Energy	5,307,429	33,986,679	—	39,294,108
Financials	19,868,706	194,631,472	3	214,500,181
Health Care	5,807,725	61,303,967	—	67,111,692
Industrials	8,342,235	104,286,323	—	112,628,558
Information Technology	25,984,401	83,937,623	—	109,922,024
Materials	7,293,534	59,454,073	—	66,747,607
Telecommunication Services	4,514,066	20,121,129	—	24,635,195
Utilities	—	15,902,460	—	15,902,460

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Preferred Stocks
Consumer Discretionary	—	6,295,457	—	6,295,457
Consumer Staples	—	4,074,127	—	4,074,127
Exchange-Traded Funds	3,676,826	—	—	3,676,826
Total Equity Securities	95,645,859	829,650,820	239,861	925,536,540
Other
Money Market Funds	24,514,286	—	—	24,514,286
Total Other	24,514,286	—	—	24,514,286
Investments in Securities	120,160,145	829,650,820	239,861	950,050,826
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	7,181,525	—	7,181,525
Liabilities
Futures Contracts	(24,388)	—	—	(24,388)
Forward Foreign Currency Exchange Contracts	—	(11,461,328)	—	(11,461,328)
Total	120,135,757	825,371,017	239,861	945,746,635

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end, February 28, 2013.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$1,394,436	$—	$—	$1,394,436

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Multi-Advisor International Equity Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a reconciliation of Level 3 assets for which significant observable and/or unobservable inputs were used to determine fair value.

Common Stocks ($)
Balance as of February 29, 2012	373,678
Accrued discounts/premiums	—
Realized gain (loss)	(348,968)
Change in unrealized appreciation (depreciation)(a)	292,951
Sales	(77,800)
Purchases	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of February 28, 2013	239,861

(a) Change in unrealized appreciation (depreciation) relating to securities held at February 28, 2013 was $2,349.

The Fund does not hold any significant investments with unobservable inputs which are categorized as Level 3.

The Fund's assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company's capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2012

Columbia Multi-Advisor International Equity Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $725,810,928)	$925,536,540
Affiliated issuers (identified cost $24,514,286)	24,514,286
Total investments (identified cost $750,325,214)	950,050,826
Foreign currency (identified cost $3,506)	3,419
Margin deposits on futures contracts	273,000
Unrealized appreciation on forward foreign currency exchange contracts	7,181,525
Receivable for:
Investments sold	10,783,983
Capital shares sold	1,352,292
Dividends	1,705,117
Reclaims	2,294,783
Prepaid expenses	3,873
Trustees' deferred compensation plan	117,105
Total assets	973,765,923
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	11,461,328
Payable for:
Investments purchased	14,018,499
Capital shares purchased	2,124,144
Variation margin on futures contracts	11,830
Investment management fees	19,950
Distribution and/or service fees	4,551
Transfer agent fees	129,357
Administration fees	2,015
Plan administration fees	24
Compensation of board members	128,950
Other expenses	227,542
Trustees' deferred compensation plan	117,105
Total liabilities	28,245,295
Net assets applicable to outstanding capital stock	$945,520,628
Represented by
Paid-in capital	$1,763,361,485
Excess of distributions over net investment income	(15,866,186)
Accumulated net realized loss	(997,297,410)
Unrealized appreciation (depreciation) on:
Investments	199,725,612
Foreign currency translations	(98,682)
Forward foreign currency exchange contracts	(4,279,803)
Futures contracts	(24,388)
Total — representing net assets applicable to outstanding capital stock	$945,520,628

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$313,239,244
Shares outstanding	26,052,446
Net asset value per share	$12.02
Maximum offering price per share(a)	$12.75
Class B
Net assets	$6,566,175
Shares outstanding	602,127
Net asset value per share	$10.90
Class C
Net assets	$12,619,240
Shares outstanding	1,171,617
Net asset value per share	$10.77
Class I
Net assets	$24,204,005
Shares outstanding	1,984,372
Net asset value per share	$12.20
Class K(b)
Net assets	$121,897
Shares outstanding	9,995
Net asset value per share	$12.20
Class R
Net assets	$1,673,303
Shares outstanding	139,271
Net asset value per share	$12.01
Class R4
Net assets	$2,640
Shares outstanding	215
Net asset value per share(c)	$12.27
Class R5
Net assets	$2,639
Shares outstanding	215
Net asset value per share(c)	$12.26
Class W
Net assets	$270,143,984
Shares outstanding	22,468,605
Net asset value per share	$12.02
Class Y
Net assets	$14,989,734
Shares outstanding	1,227,672
Net asset value per share	$12.21
Class Z
Net assets	$301,957,767
Shares outstanding	24,762,211
Net asset value per share	$12.19

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(c) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$36,545,678
Dividends — affiliated issuers	46,018
Interest	11,781
Income from securities lending — net	743,496
Foreign taxes withheld	(3,033,306)
Total income	34,313,667
Expenses:
Investment management fees	8,742,256
Distribution and/or service fees
Class A	797,791
Class B	83,105
Class C	132,877
Class R	8,651
Class W	582,357
Transfer agent fees
Class A	642,316
Class B	16,597
Class C	26,727
Class K(a)	63
Class R	3,485
Class R4(b)	2
Class W	468,319
Class Y	26
Class Z	1,078,694
Administration fees	882,560
Plan administration fees
Class K(a)	315
Compensation of board members	54,827
Custodian fees	462,979
Printing and postage fees	301,462
Registration fees	182,463
Professional fees	100,047
Line of credit interest expense	3,560
Other	114,636
Total expenses	14,686,115
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(68,963)
Expense reductions	(35,648)
Total net expenses	14,581,504
Net investment income	19,732,163
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	80,083,148
Foreign currency translations	(1,138,224)
Forward foreign currency exchange contracts	(28,947,710)
Futures contracts	1,488,967
Net realized gain	51,486,181
Net change in unrealized appreciation (depreciation) on:
Investments	(28,954,117)
Foreign currency translations	144,098
Forward foreign currency exchange contracts	1,282,614
Futures contracts	(110,009)
Foreign capital gains tax	964,814
Net change in unrealized appreciation (depreciation)	(26,672,600)
Net realized and unrealized gain	24,813,581
Net increase in net assets resulting from operations	$44,545,744

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$19,732,163	$28,106,557
Net realized gain	51,486,181	19,443,856
Net change in unrealized appreciation (depreciation)	(26,672,600)	(263,417,593)
Net increase (decrease) in net assets resulting from operations	44,545,744	(215,867,180)
Distributions to shareholders
Net investment income
Class A	(10,520,289)	—
Class B	(158,488)	—
Class C	(288,442)	—
Class I	(865,193)	—
Class K(b)	(4,228)	—
Class R	(51,789)	—
Class R4	(63)	—
Class R5	(66)	—
Class W	(7,739,183)	—
Class Y	(582,398)	—
Class Z	(15,239,279)	—
Total distributions to shareholders	(35,449,418)	—
Increase (decrease) in net assets from capital stock activity	(867,104,937)	764,294,162
Proceeds from regulatory settlements (Note 6)	—	3,493,349
Total increase (decrease) in net assets	(858,008,611)	551,920,331
Net assets at beginning of year	1,803,529,239	1,251,608,908
Net assets at end of year	$945,520,628	$1,803,529,239
Undistributed (excess of distributions over) net investment income	$(15,866,186)	$9,873,179

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(c)	933,505	10,410,498	1,249,749	14,338,616
Fund merger	—	—	34,476,734	434,440,590
Distributions reinvested	844,169	9,680,587	—	—
Redemptions	(6,272,359)	(71,262,677)	(7,159,583)	(80,561,789)
Net increase (decrease)	(4,494,685)	(51,171,592)	28,566,900	368,217,417
Class B shares
Subscriptions	9,795	103,220	17,098	179,680
Fund merger	—	—	1,930,534	22,137,479
Distributions reinvested	14,419	153,043	—	—
Redemptions(c)	(544,662)	(5,422,078)	(894,164)	(9,505,958)
Net increase (decrease)	(520,448)	(5,165,815)	1,053,468	12,811,201
Class C shares
Subscriptions	76,374	777,986	114,245	1,138,984
Fund merger	—	—	1,792,925	20,291,719
Distributions reinvested	23,574	248,324	—	—
Redemptions	(373,898)	(3,818,948)	(575,170)	(5,732,863)
Net increase (decrease)	(273,950)	(2,792,638)	1,332,000	15,697,840
Class I shares
Subscriptions	627,455	7,357,646	15,900,534	196,608,468
Fund merger	—	—	19,889,124	254,159,984
Distributions reinvested	74,414	864,547	—	—
Redemptions	(5,317,888)	(62,865,286)	(32,917,296)	(361,648,370)
Net increase (decrease)	(4,616,019)	(54,643,093)	2,872,362	89,120,082
Class K shares(d)
Subscriptions	—	—	289	3,528
Fund merger	—	—	14,235	181,792
Distributions reinvested	340	3,942	—	—
Redemptions	(1,721)	(20,487)	(3,148)	(34,474)
Net increase (decrease)	(1,381)	(16,545)	11,376	150,846
Class R shares
Subscriptions	31,951	364,188	77,654	830,832
Fund merger	—	—	166,754	2,099,341
Distributions reinvested	4,361	50,297	—	—
Redemptions	(60,128)	(675,540)	(104,347)	(1,167,905)
Net increase (decrease)	(23,816)	(261,055)	140,061	1,762,268
Class R4 shares
Subscriptions	215	2,500	—	—
Net increase	215	2,500	—	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity (continued)
Class R5 shares
Subscriptions	215	2,500	—	—
Net increase	215	2,500	—	—
Class W shares
Subscriptions	8,691,812	99,042,100	10,868,215	115,323,128
Fund merger	—	—	15,438,672	194,596,937
Distributions reinvested	674,478	7,738,983	—	—
Redemptions	(6,833,955)	(76,787,419)	(6,370,835)	(70,049,348)
Net increase	2,532,335	29,993,664	19,936,052	239,870,717
Class Y shares
Subscriptions	196,703	2,220,001	199	2,602
Fund merger	—	—	1,172,264	14,983,504
Redemptions	(43,554)	(512,026)	(97,940)	(1,226,184)
Net increase	153,149	1,707,975	1,074,523	13,759,922
Class Z shares
Subscriptions	2,335,364	26,575,742	10,955,590	121,624,727
Fund merger	—	—	27,157,783	346,893,533
Distributions reinvested	341,514	3,855,315	—	—
Redemptions	(70,124,076)	(815,191,895)	(39,228,298)	(445,614,391)
Net increase (decrease)	(67,447,198)	(784,760,838)	(1,114,925)	22,903,869
Total net increase (decrease)	(74,691,583)	(867,104,937)	53,871,817	764,294,162

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class K and Class Y shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c) Includes conversions of Class B shares to Class A shares, if any.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.68		$12.46		$10.68		$7.44		$15.77
Income from investment operations:
Net investment income	0.17		0.14		0.14		0.13		0.26
Net realized and unrealized gain (loss)	0.56		(0.94)		1.85		3.51		(8.33)
Total from investment operations	0.73		(0.80)		1.99		3.64		(8.07)
Less distributions to shareholders:
Net investment income	(0.39)		—		(0.21)		(0.43)		(0.07)
Net realized gains	—		—		—		—		(0.19)
Total distributions to shareholders	(0.39)		—		(0.21)		(0.43)		(0.26)
Proceeds from regulatory settlements	—		0.02		0.00	(a)	0.03		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$12.02		$11.68		$12.46		$10.68		$7.44
Total return	6.41%		(6.26	%)(b)	18.80%		49.61%		(51.87%)
Ratios to average net assets(c)(d)
Total gross expenses	1.39	%(e)	1.36%		1.33	%(e)	1.26	%(e)	1.27%
Total net expenses(f)	1.38	%(e)(g)	1.32	%(g)	1.33	%(e)(g)	1.26	%(e)(g)	1.27	%(g)
Net investment income	1.46%		1.20%		1.27%		1.26%		2.05%
Supplemental data
Net assets, end of period (in thousands)	$313,239		$356,708		$24,668		$24,243		$16,936
Portfolio turnover	100%		112%		92%		127%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.55		$11.34		$9.75		$6.82		$14.47
Income from investment operations:
Net investment income	0.09		0.06		0.07		0.06		0.17
Net realized and unrealized gain (loss)	0.49		(0.87)		1.66		3.20		(7.63)
Total from investment operations	0.58		(0.81)		1.73		3.26		(7.46)
Less distributions to shareholders:
Net investment income	(0.23)		—		(0.14)		(0.36)		—
Net realized gains	—		—		—		—		(0.19)
Total distributions to shareholders	(0.23)		—		(0.14)		(0.36)		(0.19)
Proceeds from regulatory settlements	—		0.02		0.00	(a)	0.03		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.90		$10.55		$11.34		$9.75		$6.82
Total return	5.59%		(6.97	%)(b)	17.88%		48.47%		(52.23%)
Ratios to average net assets(c)(d)
Total gross expenses	2.13	%(e)	2.11%		2.08	%(e)	2.01	%(e)	2.02%
Total net expenses(f)	2.12	%(e)(g)	2.06	%(g)	2.08	%(e)(g)	2.01	%(e)(g)	2.02	%(g)
Net investment income	0.91%		0.62%		0.70%		0.60%		1.44%
Supplemental data
Net assets, end of period (in thousands)	$6,566		$11,838		$784		$1,190		$1,098
Portfolio turnover	100%		112%		92%		127%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.20%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.42		$11.20		$9.63		$6.73		$14.29
Income from investment operations:
Net investment income	0.07		0.05		0.07		0.05		0.16
Net realized and unrealized gain (loss)	0.51		(0.85)		1.64		3.18		(7.53)
Total from investment operations	0.58		(0.80)		1.71		3.23		(7.37)
Less distributions to shareholders:
Net investment income	(0.23)		—		(0.14)		(0.36)		—
Net realized gains	—		—		—		—		(0.19)
Total distributions to shareholders	(0.23)		—		(0.14)		(0.36)		(0.19)
Proceeds from regulatory settlements	—		0.02		0.00	(a)	0.03		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$10.77		$10.42		$11.20		$9.63		$6.73
Total return	5.64%		(6.96	%)(b)	17.89%		48.67%		(52.26%)
Ratios to average net assets(c)(d)
Total gross expenses	2.14	%(e)	2.10%		2.08	%(e)	2.01	%(e)	2.02%
Total net expenses(f)	2.13	%(e)(g)	2.07	%(g)	2.08	%(e)(g)	2.01	%(e)(g)	2.02	%(g)
Net investment income	0.72%		0.48%		0.72%		0.55%		1.38%
Supplemental data
Net assets, end of period (in thousands)	$12,619		$15,058		$1,272		$1,728		$1,349
Portfolio turnover	100%		112%		92%		127%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.89		$12.62		$11.64
Income from investment operations:
Net investment income	0.22		0.22		0.02
Net realized and unrealized gain (loss)	0.58		(0.97)		1.21
Total from investment operations	0.80		(0.75)		1.23
Less distributions to shareholders:
Net investment income	(0.49)		—		(0.25)
Total distributions to shareholders	(0.49)		—		(0.25)
Proceeds from regulatory settlements	—		0.02		0.00	(b)
Net asset value, end of period	$12.20		$11.89		$12.62
Total return	6.96%		(5.78	%)(c)	10.69%
Ratios to average net assets(d)(e)
Total gross expenses	0.93	%(f)	0.84%		0.95	%(f)(g)
Total net expenses(h)	0.93	%(f)	0.84%		0.95	%(f)(g)(i)
Net investment income	1.90%		1.87%		0.32	%(g)
Supplemental data
Net assets, end of period (in thousands)	$24,204		$78,467		$47,056
Portfolio turnover	100%		112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class K(a)	Year Ended February 28, 2013		Year Ended February 29, 2012(b)
Per share data
Net asset value, beginning of period	$11.85		$12.54
Income from investment operations:
Net investment income	0.18		0.15
Net realized and unrealized gain (loss)	0.58		(0.86)
Total from investment operations	0.76		(0.71)
Less distributions to shareholders:
Net investment income	(0.41)		—
Total distributions to shareholders	(0.41)		—
Proceeds from regulatory settlements	—		0.02
Net asset value, end of period	$12.20		$11.85
Total return	6.64%		(5.50	%)(c)
Ratios to average net assets(d)(e)
Total gross expenses	1.24	%(f)	1.21	%(g)
Total net expenses(h)	1.24	%(f)	1.21	%(g)
Net investment income	1.61%		1.33	%(g)
Supplemental data
Net assets, end of period (in thousands)	$122		$135
Portfolio turnover	100%		112%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.64		$12.45		$10.68		$7.44		$15.76
Income from investment operations:
Net investment income	0.14		0.11		0.13		0.09		0.21
Net realized and unrealized gain (loss)	0.57		(0.94)		1.83		3.53		(8.30)
Total from investment operations	0.71		(0.83)		1.96		3.62		(8.09)
Less distributions to shareholders:
Net investment income	(0.34)		—		(0.19)		(0.41)		(0.04)
Net realized gains	—		—		—		—		(0.19)
Total distributions to shareholders	(0.34)		—		(0.19)		(0.41)		(0.23)
Proceeds from regulatory settlements	—		0.02		0.00	(a)	0.03		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$12.01		$11.64		$12.45		$10.68		$7.44
Total return	6.20%		(6.51	%)(b)	18.47%		49.28%		(52.00%)
Ratios to average net assets(c)(d)
Total gross expenses	1.64	%(e)	1.62%		1.58	%(e)	1.51	%(e)	1.52%
Total net expenses(f)	1.63	%(e)(g)	1.57	%(g)	1.58	%(e)(g)	1.51	%(e)(g)	1.52	%(g)
Net investment income	1.22%		0.98%		1.13%		0.86%		1.70%
Supplemental data
Net assets, end of period (in thousands)	$1,673		$1,899		$287		$289		$112
Portfolio turnover	100%		112%		92%		127%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$11.62
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	0.92
Total from investment operations	0.94
Less distributions to shareholders:
Net investment income	(0.29)
Total distributions to shareholders	(0.29)
Net asset value, end of period	$12.27
Total return	8.17%
Ratios to average net assets(b)
Total gross expenses	1.25	%(c)
Total net expenses(d)	1.25	%(c)
Net investment income	0.55	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	100%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$11.62
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.92
Total from investment operations	0.95
Less distributions to shareholders:
Net investment income	(0.31)
Total distributions to shareholders	(0.31)
Net asset value, end of period	$12.26
Total return	8.20%
Ratios to average net assets(b)
Total gross expenses	1.05	%(c)
Total net expenses(d)	1.05	%(c)
Net investment income	0.75	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	100%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.68		$12.46		$11.48
Income from investment operations:
Net investment income	0.16		0.12		0.02
Net realized and unrealized gain (loss)	0.57		(0.92)		1.17
Total from investment operations	0.73		(0.80)		1.19
Less distributions to shareholders:
Net investment income	(0.39)		—		(0.21)
Total distributions to shareholders	(0.39)		—		(0.21)
Proceeds from regulatory settlements	—		0.02		0.00	(b)
Net asset value, end of period	$12.02		$11.68		$12.46
Total return	6.40%		(6.26	%)(c)	10.52%
Ratios to average net assets(d)(e)
Total gross expenses	1.40	%(f)	1.38%		1.30	%(f)(g)
Total net expenses(h)	1.39	%(f)(i)	1.33	%(i)	1.30	%(f)(g)(i)
Net investment income	1.42%		1.06%		0.33	%(g)
Supplemental data
Net assets, end of period (in thousands)	$270,144		$232,777		$3
Portfolio turnover	100%		112%		92%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

Class Y	Year Ended February 28, 2013		Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$11.89		$12.55
Income from investment operations:
Net investment income	0.21		0.18
Net realized and unrealized gain (loss)	0.59		(0.86)
Total from investment operations	0.80		(0.68)
Less distributions to shareholders:
Net investment income	(0.48)		—
Total distributions to shareholders	(0.48)		—
Proceeds from regulatory settlements	—		0.02
Net asset value, end of period	$12.21		$11.89
Total return	6.98%		(5.26	%)(b)
Ratios to average net assets(c)(d)
Total gross expenses	0.95	%(e)	0.88	%(f)
Total net expenses(g)	0.95	%(e)	0.88	%(f)
Net investment income	1.79%		1.64	%(f)
Supplemental data
Net assets, end of period (in thousands)	$14,990		$12,780
Portfolio turnover	100%		112%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.86		$12.62		$10.81		$7.52		$15.96
Income from investment operations:
Net investment income	0.23		0.18		0.18		0.17		0.29
Net realized and unrealized gain (loss)	0.54		(0.96)		1.87		3.55		(8.43)
Total from investment operations	0.77		(0.78)		2.05		3.72		(8.14)
Less distributions to shareholders:
Net investment income	(0.44)		—		(0.24)		(0.46)		(0.11)
Net realized gains	—		—		—		—		(0.19)
Total distributions to shareholders	(0.44)		—		(0.24)		(0.46)		(0.30)
Proceeds from regulatory settlements	—		0.02		0.00	(a)	0.03		—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(a)	0.00	(a)
Net asset value, end of period	$12.19		$11.86		$12.62		$10.81		$7.52
Total return	6.72%		(6.02	%)(b)	19.08%		50.09%		(51.76%)
Ratios to average net assets(c)(d)
Total gross expenses	1.13	%(e)	1.11%		1.08	%(e)	1.01	%(e)	1.02%
Total net expenses(f)	1.12	%(e)(g)	1.08	%(g)	1.08	%(e)(g)	1.01	%(e)(g)	1.02	%(g)
Net investment income	2.00%		1.53%		1.58%		1.59%		2.28%
Supplemental data
Net assets, end of period (in thousands)	$301,958		$1,093,867		$1,177,541		$1,375,538		$1,155,598
Portfolio turnover	100%		112%		92%		127%		83%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.19%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Multi-Advisor International Equity Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to the securities market, and maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	7,181,525
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets—unrealized depreciation on futures contracts	24,388 *
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	11,461,328
Total		11,485,716

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity contracts	—	1,488,967	1,488,967
Foreign exchange contracts	(28,947,710)	—	(28,947,710)
Total	(28,947,710)	1,488,967	(27,458,743)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Futures Contracts ($)	Total ($)
Equity contracts	—	(110,009)	(110,009)
Foreign exchange contracts	1,282,614	—	1,282,614
Total	1,282,614	(110,009)	1,172,605

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	414
Futures contracts	1,281

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadvisers (see Subadvisory Agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.76% of the Fund's average daily net assets.

Prior to June 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

For the year ended February 28, 2013, no investment management fees were waived for the Fund.

Subadvisory Agreements

The Investment Manager has entered into Subadvisory Agreements with Marsico and Threadneedle International Limited, each of which subadvises a portion of the assets of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination, subject to the oversight of the Board, of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $4,346.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Effective November 1, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class K	0.05
Class R	0.20
Class R4*	0.26
Class R5*	0.05
Class W	0.20
Class Y	0.00	**
Class Z	0.20

*  Annualized.

**Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $35,648.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $89,083 for Class A, $2,259 for Class B and $377 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.50%
Class B	2.25
Class C	2.25
Class I	1.05
Class K	1.35
Class R	1.75
Class R4*	1.25
Class R5*	1.10
Class W	1.50
Class Y	1.05
Class Z	1.25

*Annual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.32%
Class B	2.07
Class C	2.07
Class I	0.94
Class K	1.24
Class R	1.57
Class W	1.32
Class Y	1.07
Class Z	1.07

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, late-year ordinary losses, and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(10,022,110)
Accumulated net realized loss	25,734,614
Paid-in capital	(15,712,504)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$35,449,418	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(992,770,020)
Unrealized appreciation	174,774,182

At February 28, 2013, the cost of investments for federal income tax purposes was $775,276,644 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$186,196,321
Unrealized depreciation	(11,422,139)
Net unrealized appreciation	$174,774,182

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$423,616,657
2018	553,108,969
Total	$976,725,626

For the year ended February 28, 2013, $15,712,504 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat late year ordinary losses of $16,044,394 as arising on March 1, 2013.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,133,286,697 and $2,036,702,854, respectively, for the year ended February 28, 2013.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $3,493,349 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 58.1% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $7,953,846 at a weighted average interest rate of 1.23%.

Note 11. Fund Merger

At the close of business on April 8, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Disciplined International Equity Fund, a series of RiverSource International Series, Inc., Threadneedle International Opportunity Fund, a series of RiverSource International Series, Inc., Columbia International Stock Fund, a series of

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Columbia Funds Series Trust I, and Columbia International Growth Fund, a series of Columbia Funds Series Trust I (the acquired funds). The reorganization was completed after shareholders of the acquired funds approved the plan of reorganization on February 15, 2011. The purpose of the transaction was to combine certain funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,220,172,344 and the combined net assets immediately after the acquisition were $2,509,957,223.

The merger was accomplished by a tax-free exchange of 48,647,948 shares of RiverSource Disciplined International Equity Fund valued at $370,503,572 (including $51,911,561 of unrealized appreciation), 42,587,382 shares of Threadneedle International Opportunity Fund valued at $404,664,438 (including $79,018,855 of unrealized appreciation), 30,636,953 shares of Columbia International Stock Fund valued at $379,467,637 (including $70,789,734 of unrealized appreciation) and 9,357,405 shares of Columbia International Growth Fund valued at $135,149,232 (including $32,859,049 of unrealized appreciation).

In exchange for shares of the acquired funds, the Fund issued the following number of shares:

Shares
Class A	34,476,734
Class B	1,930,534
Class C	1,792,925
Class I	19,889,124
Class R	166,754
Class R4	14,235
Class W	15,438,672
Class Y	1,172,264
Class Z	27,157,783

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired funds' cost of investments were carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired funds that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011, the Fund's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net decrease in net assets from operations for the year ended February 29, 2012, would have been approximately $35.1 million, $37.2 million, $(286.6) million and $(214.3) million, respectively.

Note 12. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Notes to Financial Statements (continued)

February 28, 2013

Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Multi-Advisor International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Multi-Advisor International Equity Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	63.57%
Dividends Received Deduction	1.64%
Foreign Taxes Paid	$1,483,857
Foreign Source Income	$28,698,233

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013

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Annual Report 2013

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Annual Report 2013

Columbia Multi-Advisor International Equity Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Multi-Advisor International Equity Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN201_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Marsico Growth Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Marsico Growth Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Federal Income Tax Information	33
Trustees and Officers	34
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico Growth Fund

Performance Overview

Performance Summary

>  Columbia Marsico Growth Fund (the Fund) Class A shares returned 6.78% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P 500 Index, which returned 13.46% for the same 12-month period.

>  Stock selection and sector allocations generally accounted for the Fund's shortfall relative to the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/31/97
Excluding sales charges		6.78	3.36	7.56
Including sales charges		0.63	2.14	6.93
Class B	12/31/97
Excluding sales charges		5.96	2.59	6.77
Including sales charges		0.96	2.23	6.77
Class C	12/31/97
Excluding sales charges		5.96	2.58	6.76
Including sales charges		4.96	2.58	6.76
Class I*	09/27/10	7.20	3.61	7.69
Class R*	01/23/06	6.50	3.11	7.27
Class R4*	11/08/12	6.87	3.38	7.57
Class R5*	11/08/12	6.89	3.39	7.57
Class W*	09/27/10	6.76	3.37	7.56
Class Z	12/31/97	7.02	3.62	7.83
S&P 500 Index		13.46	4.94	8.24

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Marsico Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Marsico Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 6.78% excluding sales charges. The Fund's benchmark, the S&P 500 Index, returned 13.46% for the same 12-month period. Stock selection in the consumer discretionary, energy, financials and consumer staples sectors was disappointing. Underweight positions in the consumer staples and financials areas also hurt performance. On the positive side, stock selection in information technology and materials and an overweight allocation to the strong-performing consumer discretionary sector aided results.

Stock Selection, Underweights in Strong Sectors Hurt Results

The consumer discretionary sector was a strong performer within the S&P 500 Index during the period. However, a number of the Fund's stock selections in the sector disappointed. Leather goods company Coach and discount retailer Dollar General had double-digit price declines and were sold. McDonald's, a long-term Fund holding, was hurt by global economic uncertainty, while unfavorable currency exchange rates hurt its international results. We trimmed the Fund's position in the stock, but continue to believe it is an attractive long-term investment. Nike also had disappointing returns during the period.

Stock selection in the energy and financial sectors also detracted from relative performance. Energy firms National Oilwell Varco, Halliburton and Occidental Petroleum had negative returns and were sold. The Fund's financials holdings had positive returns, but were disappointing compared to the sector's return in the benchmark. In addition, Chinese Internet search engine Baidu, Facebook and software firm VMware sustained double-digit losses and were sold. Heavy equipment engine manufacturer Cummins and Mead Johnson Nutrition (which was sold) also detracted from Fund performance. Fund results also were hampered by underweight positions in three strong-performing sectors in the benchmark: consumer staples, financials and telecommunication services.

Solid Returns from Certain Consumer Discretionary Holdings

The consumer discretionary sector was a good performer in the benchmark index, and the Fund benefited by having more exposure than the index to the sector. Home improvement retailer Home Depot and discount retailer TJX were notably strong performers. Stock selection in the information technology and materials sectors also buoyed results. In the former, Apple, the largest constituent of the S&P 500 Index and a large Fund holding early in the period, and financial transaction processor Visa were leading contributors. We sold Apple in January 2013 owing to concerns about the company's future revenue growth. Our conviction was confirmed as the stock declined in the final weeks of the fiscal year. Within materials, agricultural materials company Monsanto and specialty chemical firm LyondellBasell Industries were strong performers. Monsanto benefited from increased use of its U.S. corn and soybean products, as well as strong performance in its international seeds and traits business. LyondellBasell's ethylene margins increased during the period, driven by lower feedstock costs in the United States, as ethane supply continued to outpace demand. Meanwhile, biotechnology firms Gilead Sciences and Biogen Idec (the number one and three Fund holdings) also had strong price gains.

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Marsico Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

Overall, we currently think the U.S. and international economic picture is generally improving. We believe large capitalization stocks are presently trading at reasonable valuations. However, serious fiscal challenges remain, both in the United States and abroad. Uncertainty about government economic policy is currently high and we believe additional tax hikes and spending cuts are likely. The question is whether this fiscal tightening can be done in a balanced and sensible manner. A major policy misstep could have profound repercussions for the economy.

Still, there currently is significant pent-up demand for vehicles, houses, travel and leisure activities and corporate capital spending. If this demand is unleashed, we believe it may have a beneficial impact on job growth and corporate profits.

Against this current backdrop, we are emphasizing companies that we believe have a high degree of earnings visibility, unleveraged balance sheets and are buying back stock and increasing dividends. There are several themes at work in the Fund. It currently has significant exposure to the consumer discretionary sector, with many of the positions being more staple-like in nature, meaning they offer needed rather than wanted products and services. We are also currently focusing on health care, particularly pharmaceuticals. A number of drug companies offer robust new product pipelines for unmet clinical needs. Other current themes include recoveries in U.S. housing, manufacturing and automobiles. We think the U.S. manufacturing sector has the potential to benefit from an inexpensive and growing supply of natural gas that provides a significant cost advantage.

During the period, we increased the Fund's allocation to the health care, financials and industrials sectors. We reduced allocations to the energy, information technology, consumer discretionary and materials sectors. At period end, the Fund's sector allocations emphasized consumer discretionary, health care, information technology and industrials. It had no investments in the utilities or telecommunication services sectors.

Top Ten Holdings (%) (at February 28, 2013)
Gilead Sciences, Inc.	4.8
Bristol-Myers Squibb Co.	4.1
Biogen Idec, Inc.	4.1
eBay, Inc.	4.0
Google, Inc., Class A	3.4
Starwood Hotels & Resorts Worldwide, Inc.	3.3
Schlumberger Ltd.	3.3
Wells Fargo & Co.	3.1
Lowe's Companies, Inc.	3.1
CBS Corp., Class B Non Voting	2.9

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	98.1
Consumer Discretionary	33.7
Consumer Staples	2.0
Energy	4.7
Financials	9.2
Health Care	15.2
Industrials	13.3
Information Technology	15.1
Materials	4.9
Money Market Funds	1.9
Preferred Stocks	0.0	(a)
Financials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
5

Columbia Marsico Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,065.30		1,018.60	6.40		6.26	1.25
Class B	1,000.00	1,000.00	1,061.20		1,014.88	10.22		9.99	2.00
Class C	1,000.00	1,000.00	1,060.60		1,014.88	10.22		9.99	2.00
Class I	1,000.00	1,000.00	1,067.00		1,020.48	4.46		4.36	0.87
Class R	1,000.00	1,000.00	1,064.00		1,017.36	7.68		7.50	1.50
Class R4	1,000.00	1,000.00	1,108.90	*	1,019.84	3.21	*	5.01	1.00	*
Class R5	1,000.00	1,000.00	1,109.20	*	1,020.38	2.85	*	4.46	0.89	*
Class W	1,000.00	1,000.00	1,064.80		1,018.60	6.40		6.26	1.25
Class Z	1,000.00	1,000.00	1,066.20		1,019.84	5.12		5.01	1.00

*For the period November 8, 2012 through February 28, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Marsico Growth Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 34.1%
Hotels, Restaurants & Leisure 11.2%
Chipotle Mexican Grill, Inc.(a)	77,091	24,421,658
McDonald's Corp.	442,877	42,471,904
Starbucks Corp.	593,254	32,522,184
Starwood Hotels & Resorts Worldwide, Inc.	1,158,984	69,921,505
Wynn Resorts Ltd.	526,499	61,547,733
Yum! Brands, Inc.	164,446	10,767,924
Total		241,652,908
Internet & Catalog Retail 2.2%
priceline.com, Inc.(a)	68,969	47,421,705
Media 6.4%
CBS Corp., Class B Non Voting	1,439,982	62,480,819
Comcast Corp., Class A	1,130,295	44,974,438
Liberty Global, Inc., Class A(a)	437,731	30,155,289
Total		137,610,546
Specialty Retail 11.5%
AutoZone, Inc.(a)	152,795	58,085,019
Foot Locker, Inc.	323,091	11,046,481
GNC Holdings, Inc., Class A	560,447	22,978,327
Home Depot, Inc. (The)	653,513	44,765,641
Lowe's Companies, Inc.	1,720,629	65,641,996
TJX Companies, Inc.	981,338	44,130,770
Total		246,648,234
Textiles, Apparel & Luxury Goods 2.8%
lululemon athletica, Inc.(a)	242,587	16,265,458
Nike, Inc., Class B	793,743	43,227,244
Total		59,492,702
Total Consumer Discretionary		732,826,095
Consumer Staples 2.0%
Food & Staples Retailing 2.0%
Wal-Mart Stores, Inc.	598,184	42,339,464
Total Consumer Staples		42,339,464
Energy 4.7%
Energy Equipment & Services 3.2%
Schlumberger Ltd.	891,220	69,381,477

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 1.5%
Kinder Morgan, Inc.	863,547	32,011,687
Total Energy		101,393,164
Financials 9.3%
Commercial Banks 3.1%
Wells Fargo & Co.	1,893,677	66,430,189
Consumer Finance 1.0%
American Express Co.	345,751	21,488,425
Diversified Financial Services 2.7%
Citigroup, Inc.	1,360,252	57,089,776
Insurance 0.6%
American International Group, Inc.(a)	335,482	12,751,671
Real Estate Investment Trusts (REITs) 1.9%
American Tower Corp.	524,770	40,722,152
Total Financials		198,482,213
Health Care 15.3%
Biotechnology 9.4%
Biogen Idec, Inc.(a)	521,726	86,783,903
Celgene Corp.(a)	114,667	11,831,341
Gilead Sciences, Inc.(a)	2,402,075	102,592,623
Total		201,207,867
Health Care Equipment & Supplies 1.8%
Intuitive Surgical, Inc.(a)	78,328	39,938,664
Pharmaceuticals 4.1%
Bristol-Myers Squibb Co.	2,381,966	88,061,283
Total Health Care		329,207,814
Industrials 13.4%
Aerospace & Defense 3.4%
Precision Castparts Corp.	271,668	50,690,532
Rolls-Royce Holdings PLC	1,494,863	23,254,439
Total		73,944,971
Industrial Conglomerates 1.2%
Danaher Corp.	429,383	26,449,993
Machinery 3.6%
Cummins, Inc.	192,619	22,318,763
Pentair Ltd.	1,028,004	54,761,773
Total		77,080,536

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Road & Rail 2.1%
Union Pacific Corp.	326,547	44,772,859
Trading Companies & Distributors 3.1%
United Rentals, Inc.(a)	219,425	11,719,489
WW Grainger, Inc.	238,754	54,068,231
Total		65,787,720
Total Industrials		288,036,079
Information Technology 15.3%
Communications Equipment 1.6%
Motorola Solutions, Inc.	194,761	12,116,082
QUALCOMM, Inc.	336,638	22,093,552
Total		34,209,634
Internet Software & Services 9.1%
eBay, Inc.(a)	1,550,161	84,762,803
Equinix, Inc.(a)	178,418	37,744,328
Google, Inc., Class A(a)	89,758	71,914,110
Total		194,421,241
IT Services 3.9%
Accenture PLC, Class A	299,490	22,270,076
Visa, Inc., Class A	383,412	60,824,480
Total		83,094,556
Software 0.7%
Intuit, Inc.	243,097	15,674,894
Total Information Technology		327,400,325
Common Stocks (continued)

Issuer	Shares	Value ($)
Materials 5.0%
Chemicals 5.0%
LyondellBasell Industries NV, Class A	776,859	45,539,475
Monsanto Co.	609,696	61,597,587
Total		107,137,062
Total Materials		107,137,062
Total Common Stocks (Cost: $1,660,348,012)		2,126,822,216
Preferred Stocks —%
Financials —%
Commercial Banks —%
Wells Fargo & Co., 8.000%	14,678	427,130
Total Financials		427,130
Total Preferred Stocks (Cost: $279,319)		427,130
Money Market Funds 1.9%
Columbia Short-Term Cash Fund, 0.128%(b)(c)	40,312,087	40,312,087
Total Money Market Funds (Cost: $40,312,087)		40,312,087
Total Investments (Cost: $1,700,939,418)		2,167,561,433
Other Assets & Liabilities, Net		(21,386,881)
Net Assets		2,146,174,552

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	43,906,157	1,968,497,539	(1,972,091,609)	40,312,087	170,070	40,312,087

(c)  The rate shown is the seven-day current annualized yield at February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Marsico Growth Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	732,826,095	—	—	732,826,095
Consumer Staples	42,339,464	—	—	42,339,464
Energy	101,393,164	—	—	101,393,164
Financials	198,482,213	—	—	198,482,213
Health Care	329,207,814	—	—	329,207,814
Industrials	264,781,640	23,254,439	—	288,036,079
Information Technology	327,400,325	—	—	327,400,325
Materials	107,137,062	—	—	107,137,062
Preferred Stocks
Financials	427,130	—	—	427,130
Total Equity Securities	2,103,994,907	23,254,439	—	2,127,249,346
Other
Money Market Funds	40,312,087	—	—	40,312,087
Total Other	40,312,087	—	—	40,312,087
Total	2,144,306,994	23,254,439	—	2,167,561,433

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Marsico Growth Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,660,627,331)	$2,127,249,346
Affiliated issuers (identified cost $40,312,087)	40,312,087
Total investments (identified cost $1,700,939,418)	2,167,561,433
Receivable for:
Investments sold	24,377,167
Capital shares sold	991,579
Dividends	2,373,527
Prepaid expenses	8,054
Total assets	2,195,311,760
Liabilities
Payable for:
Investments purchased	26,765,513
Capital shares purchased	21,160,177
Investment management fees	37,780
Distribution and/or service fees	12,475
Transfer agent fees	778,667
Administration fees	3,177
Compensation of board members	163,332
Expense reimbursement due to Investment Manager	921
Other expenses	215,166
Total liabilities	49,137,208
Net assets applicable to outstanding capital stock	$2,146,174,552
Represented by
Paid-in capital	$1,588,733,982
Excess of distributions over net investment income	(156,749)
Accumulated net realized gain	90,975,304
Unrealized appreciation (depreciation) on:
Investments	466,622,015
Total — representing net assets applicable to outstanding capital stock	$2,146,174,552

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Marsico Growth Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$593,793,822
Shares outstanding	25,069,663
Net asset value per share	$23.69
Maximum offering price per share(a)	$25.14
Class B
Net assets	$18,658,940
Shares outstanding	874,954
Net asset value per share	$21.33
Class C
Net assets	$276,437,248
Shares outstanding	12,945,321
Net asset value per share	$21.35
Class I
Net assets	$3,303
Shares outstanding	137
Net asset value per share(b)	$24.17
Class R
Net assets	$19,530,458
Shares outstanding	836,185
Net asset value per share	$23.36
Class R4
Net assets	$65,643
Shares outstanding	2,686
Net asset value per share	$24.44
Class R5
Net assets	$2,758
Shares outstanding	113
Net asset value per share(b)	$24.43
Class W
Net assets	$3,294
Shares outstanding	139
Net asset value per share(b)	$23.69
Class Z
Net assets	$1,237,679,086
Shares outstanding	51,299,998
Net asset value per share	$24.13

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Marsico Growth Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$39,242,827
Dividends — affiliated issuers	170,070
Interest	284
Income from securities lending — net	337,698
Foreign taxes withheld	(616,978)
Total income	39,133,901
Expenses:
Investment management fees	17,356,927
Distribution and/or service fees
Class A	1,619,044
Class B	229,932
Class C	2,998,685
Class R	102,012
Class W	8
Transfer agent fees
Class A	1,384,714
Class B	49,251
Class C	641,865
Class R	43,627
Class R4(a)	1
Class W	7
Class Z	3,512,848
Administration fees	5,475,810
Compensation of board members	89,100
Custodian fees	29,244
Printing and postage fees	437,345
Registration fees	212,347
Professional fees	55,794
Other	86,774
Total expenses	34,325,335
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,313,639)
Expense reductions	(2,965)
Total net expenses	32,008,731
Net investment income	7,125,170
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	611,493,259
Foreign currency translations	(10,131)
Net realized gain	611,483,128
Net change in unrealized appreciation (depreciation) on:
Investments	(474,435,054)
Net change in unrealized appreciation (depreciation)	(474,435,054)
Net realized and unrealized gain	137,048,074
Net increase in net assets resulting from operations	$144,173,244

(a) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Marsico Growth Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$7,125,170	$5,080,417
Net realized gain	611,483,128	285,743,025
Net change in unrealized appreciation (depreciation)	(474,435,054)	(152,622,301)
Net increase in net assets resulting from operations	144,173,244	138,201,141
Distributions to shareholders
Net investment income
Class A	(1,780,654)	—
Class I	(30)	—
Class R	(4,564)	—
Class R4	(12)	—
Class R5	(13)	—
Class W	(10)	—
Class Z	(10,566,047)	—
Total distributions to shareholders	(12,351,330)	—
Increase (decrease) in net assets from capital stock activity	(1,201,164,689)	(471,969,904)
Total decrease in net assets	(1,069,342,775)	(333,768,763)
Net assets at beginning of year	3,215,517,327	3,549,286,090
Net assets at end of year	$2,146,174,552	$3,215,517,327
Undistributed (excess of distributions over) net investment income	$(156,749)	$5,079,542

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Marsico Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,514,851	56,427,371	5,762,153	117,329,302
Distributions reinvested	67,517	1,489,735	—	—
Redemptions	(10,263,560)	(230,701,898)	(21,227,889)	(438,105,302)
Net decrease	(7,681,192)	(172,784,792)	(15,465,736)	(320,776,000)
Class B shares
Subscriptions	14,345	292,426	28,105	533,083
Redemptions(b)	(482,875)	(9,839,116)	(842,848)	(15,772,245)
Net decrease	(468,530)	(9,546,690)	(814,743)	(15,239,162)
Class C shares
Subscriptions	529,146	10,734,279	745,332	14,022,626
Redemptions	(3,968,353)	(80,319,452)	(4,551,349)	(85,153,704)
Net decrease	(3,439,207)	(69,585,173)	(3,806,017)	(71,131,078)
Class I shares
Subscriptions	—	—	748,324	14,748,479
Redemptions	—	—	(1,268,025)	(26,235,246)
Net decrease	—	—	(519,701)	(11,486,767)
Class R shares
Subscriptions	225,764	4,962,159	395,608	8,029,454
Distributions reinvested	187	4,065	—	—
Redemptions	(354,540)	(7,840,576)	(412,020)	(8,328,400)
Net decrease	(128,589)	(2,874,352)	(16,412)	(298,946)
Class R4 shares
Subscriptions	2,686	65,383	—	—
Net increase	2,686	65,383	—	—
Class R5 shares
Subscriptions	113	2,500	—	—
Net increase	113	2,500	—	—
Class Z shares
Subscriptions	20,275,822	465,764,921	27,905,610	591,479,176
Distributions reinvested	346,104	7,778,747	—	—
Redemptions	(62,160,960)	(1,419,985,233)	(30,752,853)	(644,517,127)
Net decrease	(41,539,034)	(946,441,565)	(2,847,243)	(53,037,951)
Total net decrease	(53,253,753)	(1,201,164,689)	(23,469,852)	(471,969,904)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Marsico Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009(a)(b)
Per share data
Net asset value, beginning of period	$22.25		$21.19		$16.75		$11.30		$20.26
Income from investment operations:
Net investment income (loss)	0.05		0.02		(0.01)		0.03		0.06
Net realized and unrealized gain (loss)	1.45		1.04		4.45		5.50		(9.01)
Total from investment operations	1.50		1.06		4.44		5.53		(8.95)
Less distributions to shareholders:
Net investment income	(0.06)		—		—		(0.08)		(0.01)
Total distributions to shareholders	(0.06)		—		—		(0.08)		(0.01)
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$23.69		$22.25		$21.19		$16.75		$11.30
Total return	6.78%		5.00%		26.51%		49.09%		(44.21%)
Ratios to average net assets(d)(e)
Total gross expenses	1.36%		1.33	%(f)	1.30	%(f)	1.28	%(f)	1.26%
Total net expenses(g)	1.26	%(h)	1.28	%(f)(h)	1.30	%(f)(h)	1.28	%(f)(h)	1.24	%(h)
Net investment income (loss)	0.24%		0.08%		(0.05%)		0.23%		0.36%
Supplemental data
Net assets, end of period (in thousands)	$593,794		$728,788		$1,021,724		$1,569,860		$1,383,438
Portfolio turnover	90%		65%		67%		69%		21	%(i)
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		—		54%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009(a)(b)
Per share data
Net asset value, beginning of period	$20.13		$19.31		$15.38		$10.42		$18.83
Income from investment operations:
Net investment loss	(0.10)		(0.13)		(0.13)		(0.07)		(0.06)
Net realized and unrealized gain (loss)	1.30		0.95		4.06		5.07		(8.35)
Total from investment operations	1.20		0.82		3.93		5.00		(8.41)
Less distributions to shareholders:
Net investment income	—		—		—		(0.04)		—
Total distributions to shareholders	—		—		—		(0.04)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$21.33		$20.13		$19.31		$15.38		$10.42
Total return	5.96%		4.25%		25.55%		48.10%		(44.66%)
Ratios to average net assets(d)(e)
Total gross expenses	2.10%		2.09	%(f)	2.05	%(f)	2.03	%(f)	2.01%
Total net expenses(g)	2.01	%(h)	2.03	%(f)(h)	2.05	%(f)(h)	2.03	%(f)(h)	1.99	%(h)
Net investment loss	(0.52%)		(0.68%)		(0.78%)		(0.52%)		(0.39%)
Supplemental data
Net assets, end of period (in thousands)	$18,659		$27,041		$41,675		$47,847		$44,407
Portfolio turnover	90%		65%		67%		69%		21	%(i)
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		—		54%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009(a)(b)
Per share data
Net asset value, beginning of period	$20.15		$19.34		$15.40		$10.44		$18.86
Income from investment operations:
Net investment loss	(0.10)		(0.13)		(0.13)		(0.07)		(0.06)
Net realized and unrealized gain (loss)	1.30		0.94		4.07		5.07		(8.36)
Total from investment operations	1.20		0.81		3.94		5.00		(8.42)
Less distributions to shareholders:
Net investment income	—		—		—		(0.04)		—
Total distributions to shareholders	—		—		—		(0.04)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$21.35		$20.15		$19.34		$15.40		$10.44
Total return	5.96%		4.19%		25.58%		48.00%		(44.64%)
Ratios to average net assets(d)(e)
Total gross expenses	2.10%		2.09	%(f)	2.05	%(f)	2.03	%(f)	2.01%
Total net expenses(g)	2.01	%(h)	2.03	%(f)(h)	2.05	%(f)(h)	2.03	%(f)(h)	1.99	%(h)
Net investment loss	(0.51%)		(0.67%)		(0.78%)		(0.52%)		(0.39%)
Supplemental data
Net assets, end of period (in thousands)	$276,437		$330,213		$390,384		$399,082		$384,025
Portfolio turnover	90%		65%		67%		69%		21	%(i)
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		—		54%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Marsico Growth Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$22.77	$21.55		$18.29
Income from investment operations:
Net investment income	0.15	0.13		0.01
Net realized and unrealized gain	1.47	1.09		3.29
Total from investment operations	1.62	1.22		3.30
Less distributions to shareholders:
Net investment income	(0.22)	—		(0.04)
Total distributions to shareholders	(0.22)	—		(0.04)
Net asset value, end of period	$24.17	$22.77		$21.55
Total return	7.20%	5.66%		18.05%
Ratios to average net assets(b)(c)
Total gross expenses	0.87%	0.89	%(d)	0.88	%(d)(e)
Total net expenses(f)	0.87%	0.88	%(d)(g)	0.88	%(d)(e)(g)
Net investment income	0.65%	0.64%		0.06	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$11,201
Portfolio turnover	90%	65%		67%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009(a)(b)
Per share data
Net asset value, beginning of period	$21.94		$20.94		$16.60		$11.20		$20.13
Income from investment operations:
Net investment income (loss)	(0.00	)(c)	(0.03)		(0.05)		(0.00	)(c)	0.02
Net realized and unrealized gain (loss)	1.43		1.03		4.39		5.45		(8.95)
Total from investment operations	1.43		1.00		4.34		5.45		(8.93)
Less distributions to shareholders:
Net investment income	(0.01)		—		—		(0.05)		—
Total distributions to shareholders	(0.01)		—		—		(0.05)		—
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$23.36		$21.94		$20.94		$16.60		$11.20
Total return	6.50%		4.78%		26.14%		48.79%		(44.36%)
Ratios to average net assets(d)(e)
Total gross expenses	1.61%		1.58	%(f)	1.55	%(f)	1.53	%(f)	1.51%
Total net expenses(g)	1.51	%(h)	1.53	%(f)(h)	1.55	%(f)(h)	1.53	%(f)(h)	1.49	%(h)
Net investment income (loss)	(0.00	%)(c)	(0.16%)		(0.27%)		(0.02%)		0.15%
Supplemental data
Net assets, end of period (in thousands)	$19,530		$21,166		$20,548		$14,848		$9,941
Portfolio turnover	90%		65%		67%		69%		21	%(i)
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		—		54%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Marsico Growth Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$22.14
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain	2.32
Total from investment operations	2.40
Less distributions to shareholders:
Net investment income	(0.10)
Total distributions to shareholders	(0.10)
Net asset value, end of period	$24.44
Total return	10.89%
Ratios to average net assets(b)
Total gross expenses	1.01	%(c)
Total net expenses(d)	1.00	%(c)
Net investment income	1.11	%(c)
Supplemental data
Net assets, end of period (in thousands)	$66
Portfolio turnover	90%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Marsico Growth Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$22.14
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	2.32
Total from investment operations	2.41
Less distributions to shareholders:
Net investment income	(0.12)
Total distributions to shareholders	(0.12)
Net asset value, end of period	$24.43
Total return	10.92%
Ratios to average net assets(b)
Total gross expenses	0.89	%(c)
Total net expenses(d)	0.89	%(c)
Net investment income	1.22	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	90%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Marsico Growth Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$22.26	$21.20		$17.98
Income from investment operations:
Net investment income	0.06	0.02		0.01
Net realized and unrealized gain	1.44	1.04		3.21
Total from investment operations	1.50	1.06		3.22
Less distributions to shareholders:
Net investment income	(0.07)	—		—
Total distributions to shareholders	(0.07)	—		—
Net asset value, end of period	$23.69	$22.26		$21.20
Total return	6.76%	5.00%		17.91%
Ratios to average net assets(b)(c)
Total gross expenses	1.35%	1.29	%(d)	1.28	%(d)(e)
Total net expenses(f)	1.26%	1.26	%(d)(g)	1.28	%(d)(e)(g)
Net investment income	0.25%	0.11%		0.17	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$3
Portfolio turnover	90%	65%		67%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Marsico Growth Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009(a)(b)
Per share data
Net asset value, beginning of period	$22.71		$21.57		$17.02		$11.47		$20.63
Income from investment operations:
Net investment income	0.10		0.07		0.04		0.07		0.11
Net realized and unrealized gain (loss)	1.48		1.07		4.52		5.60		(9.17)
Total from investment operations	1.58		1.14		4.56		5.67		(9.06)
Less distributions to shareholders:
Net investment income	(0.16)		—		(0.01)		(0.12)		(0.10)
Total distributions to shareholders	(0.16)		—		(0.01)		(0.12)		(0.10)
Proceeds from regulatory settlements	—		—		0.00	(c)	0.00	(c)	—
Net asset value, end of period	$24.13		$22.71		$21.57		$17.02		$11.47
Total return	7.02%		5.29%		26.81%		49.55%		(44.09%)
Ratios to average net assets(d)(e)
Total gross expenses	1.10%		1.08	%(f)	1.05	%(f)	1.03	%(f)	1.01%
Total net expenses(g)	1.02	%(h)	1.03	%(f)(h)	1.05	%(f)(h)	1.03	%(f)(h)	0.99	%(h)
Net investment income	0.43%		0.34%		0.24%		0.48%		0.63%
Supplemental data
Net assets, end of period (in thousands)	$1,237,679		$2,108,304		$2,063,751		$1,676,013		$1,329,782
Portfolio turnover	90%		65%		67%		69%		21	%(i)
Turnover of Columbia Marsico Growth Master Portfolio	—		—		—		—		54%

Notes to Financial Highlights

(a)  The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia Marsico Growth Master Portfolio.

(b)  Effective November 10, 2008, the Fund converted to a stand-alone fund. Prior to November 10, 2008, the Fund operated in a master-feeder structure.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Includes interest expense which rounds to less than 0.01%.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Amount represents results after the Fund's conversion to a stand-alone structure on November 10, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Marsico Growth Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Marsico Growth Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain

Annual Report 2013
25

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Annual Report 2013
26

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.75% to 0.56% as the Fund's net assets increased. The effective investment management fee rate for the year ended February 28, 2013 was 0.65% of the Fund's average daily net assets.

Prior to June 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

For the year ended February 28, 2013, no investment management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The effective administration fee rate for the year ended February 28, 2013 was 0.21% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $8,319.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a

Annual Report 2013
27

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.21%
Class B	0.21
Class C	0.21
Class R	0.21
Class R4*	0.17
Class R5*	0.05
Class W	0.23
Class Z	0.21

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $2,965.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $209,740 for Class A, $17,146 for Class B and $9,298 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed

Annual Report 2013
28

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class B	2.00
Class C	2.00
Class I	0.87
Class R	1.50
Class R4*	1.00
Class R5*	0.92
Class W	1.25
Class Z	1.00

*Annual rate is contractual from November 8, 2012 (commencement of operations) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.29%
Class B	2.04
Class C	2.04
Class I	0.87
Class R	1.54
Class W	1.29
Class Z	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign capital gains tax, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(10,131)
Accumulated net realized gain	10,131

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$12,351,330	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,060
Undistributed accumulated long-term gain	93,441,757
Unrealized appreciation	464,156,905

At February 28, 2013, the cost of investments for federal income tax purposes was $1,703,404,528 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$464,172,916
Unrealized depreciation	(16,011)
Net unrealized appreciation	$464,156,905

For the year ended February 28, 2013, $465,006,297 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years

Annual Report 2013
29

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $2,310,646,571 and $3,516,670,361, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, three unaffiliated shareholder accounts owned an aggregate of 58.0% of the outstanding shares of the

Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Significant Risks

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil

Annual Report 2013
30

Columbia Marsico Growth Fund

Notes to Financial Statements (continued)

February 28, 2013

money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia Marsico Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico Growth Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
32

Columbia Marsico Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$98,113,845

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
33

Columbia Marsico Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
34

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
35

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
36

Columbia Marsico Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
37

Columbia Marsico Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
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Annual Report 2013
40

Columbia Marsico Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Marsico Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN188_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Overseas Value Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Overseas Value Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Overseas Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	30
Federal Income Tax Information	31
Trustees and Officers	32
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Overseas Value Fund

Performance Overview

Performance Summary

>  Columbia Overseas Value Fund (the Fund) Class Z shares returned 8.45% for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 9.68% for the same 12-month period.

>  Cyclical downturns in specific industries led to disappointing results from several holdings, despite positive contributions from longer-term investments.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	Life
Class I*	03/31/11	8.49	-2.05
Class W*	03/31/11	8.24	-2.20
Class Z	03/31/08	8.45	-2.07
MSCI EAFE Value Index (Net)		9.68	-1.76

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Europe, Australasia, Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Overseas Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 31, 2008 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class Z shares of Columbia Overseas Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Overseas Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class Z shares returned 8.45%. The Fund's benchmark, the MSCI EAFE Value Index (Net), returned 9.68% for the same 12-month period. Weaker earnings from several holdings exposed to cyclical pressures hurt relative performance and partially accounted for the shortfall relative to the index. An overweight relative to the benchmark in Canada and relative underexposure to Australia also detracted from results. A decision to underweight defensive sectors, such as telecommunication services and utilities, helped relative performance when the market rallied.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets, a new government in Japan, which pledged to end the country's prolonged cycle of economic woes, and improving prospects for the U.S. and emerging economies gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging. Meanwhile, much of Europe headed toward recession, and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace.

Cyclical Factors Led to Disappointments

Short-term pressures led to disappointing performance from several holdings. One particular disappointment was Electromagnetic GeoServices AS, a Norwegian energy services company that specializes in identifying potential offshore oil drilling sites. Because the company relies on contract work, its earnings slowed with a decline in energy exploration activity. Nevertheless, we maintained the position because we believe in the company's proprietary technology and we think the corporation's longer-term outlook remains solid. We also retained Centerra Gold, a Canada-based gold miner. The company's stock price fell precipitously after the Kyrgyz Republic government in central Asia threatened to renegotiate its contract for Centerra's most significant mine. We also retained exposure to two other notable underperformers: KHD Humboldt Wedag International and Capro. KHD Humboldt is a German industrials firm specializing in the construction of cement factories. Its share price fell with a decline in new orders. However, the company is strong in the Russian and Indian markets, where we see long-term opportunities, and its less energy-intensive plants should give it a competitive edge. Capro is a South Korean chemical company that specializes in an important ingredient used in nylon production that was hurt by weakening demand from China.

Restructurings Led to Solid Results from Several Investments

Corporate efficiency programs helped several holdings raise their earnings, pay out healthy stock dividends to shareholders and support their stock prices. Freenet AG is a German telecommunications service provider that improved its

Portfolio Management

Colin Moore, AIIMR

Fred Copper, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Royal Dutch Shell PLC, Class B (United Kingdom)	3.9
HSBC Holdings PLC (United Kingdom)	3.7
Total SA (France)	3.0
Sanofi (France)	2.8
Australia and New Zealand Banking Group Ltd. (Australia)	2.4
Novartis AG, Registered Shares (Switzerland)	2.3
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.1
Banco Santander SA (Spain)	2.0
Vodafone Group PLC (United Kingdom)	2.0
Allianz SE, Registered Shares (Germany)	1.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Overseas Value Fund

Manager Discussion of Fund Performance (continued)

profitability, stemmed client losses and raised its dividend. Meanwhile, restructuring by Smurfit Kappa Group PLC, an Irish paper and packaging company operating throughout Europe and Latin America, helped it reduce its debt and begin paying stock dividends. The new weak yen policy helped boost two Japanese holdings: Arnest One, and Fuji Heavy Industries. Homebuilder Arnest One was among the real-estate-related companies expected to benefit if the declining yen helped raise property values. The stock also gained with the announcement of a pending merger with five other companies into a combined corporation better able to compete with larger builders. Fuji is the manufacturer of Subaru vehicles, and the weakened yen should boost company earnings when foreign profits are translated into the yen. Two-thirds of the company's sales are outside Japan.

Looking Ahead

At present, we have a positive view of the market opportunities for the short run, as we believe monetary easing by central banks should continue to stimulate growth and support equities.

Our longer-term view is less positive, however, because current loose monetary policies have the potential to lead to rising inflation. Japan is particularly vulnerable because it has become a major importer of energy, and a weaker yen should only make energy supplies more expensive. Moreover, other major industrialized nations may be pressured by their high levels of aggregate debt, which is the combination of government, corporate and household debt. With aging populations and high indebtedness, these economies may be limited in their ability to invest for the future, which puts a damper on their long-term growth prospects.

Country Breakdown (%) (at February 28, 2013)
Australia	6.7
Brazil	0.5
Canada	1.2
China	1.3
France	10.5
Germany	8.5
Greece	0.1
Hong Kong	2.3
Ireland	3.5
Italy	2.6
Japan	18.4
Netherlands	2.1
Norway	1.7
Philippines	0.6
Poland	0.7
Russian Federation	0.6
Singapore	1.7
South Korea	3.0
Spain	3.9
Sweden	2.9
Switzerland	5.4
Thailand	1.5
United Arab Emirates	0.9
United Kingdom	16.9
United States	2.5
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Overseas Value Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Aerospace & Defense	1.1
Auto Components	1.2
Automobiles	2.0
Biotechnology	0.8
Capital Markets	1.7
Chemicals	1.5
Commercial Banks	23.0
Construction & Engineering	2.2
Containers & Packaging	1.1
Diversified Financial Services	2.5
Diversified Telecommunication Services	1.8
Electric Utilities	1.5
Electronic Equipment, Instruments & Components	0.9
Energy Equipment & Services	1.5
Food & Staples Retailing	2.5
Food Products	0.5
Household Durables	1.1
Independent Power Producers & Energy Traders	0.6
Industrial Conglomerates	1.1
Insurance	7.9
Internet & Catalog Retail	1.4
IT Services	0.7
Machinery	3.2
Media	1.9
Metals & Mining	3.9
Office Electronics	0.9
Oil, Gas & Consumable Fuels	12.0
Pharmaceuticals	9.3
Real Estate Management & Development	3.2
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	1.3
Trading Companies & Distributors	1.0
Water Utilities	0.5
Wireless Telecommunication Services	2.6
Money Market Funds	0.5
Total	99.9

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
6

Columbia Overseas Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class I	1,000.00	1,000.00	1,133.90	1,018.99	6.19	5.86	1.17
Class W	1,000.00	1,000.00	1,131.80	1,017.60	7.66	7.25	1.45
Class Z	1,000.00	1,000.00	1,133.70	1,019.04	6.14	5.81	1.16

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Management Investment Advisers, LLC and/or certain of its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until June 30, 2014, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 0.96% for Class I. Any amounts waived will not be reimbursed by the Fund. This change becomes effective March 16, 2013. If this change had been in place for the entire six month period ended February 28, 2013, the actual expenses paid would have been $5.08 for and the hypothetical expenses paid would have been $4.81 for Class I. See Note 3 to Notes to Financial Statements for expense waiver details. Other share classes may have had expense waiver changes; however, the changes were not considered material.

Annual Report 2013
7

Columbia Overseas Value Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Australia 6.7%
Australia and New Zealand Banking Group Ltd.	23,799	695,983
BlueScope Steel Ltd.(a)	49,670	229,894
Commonwealth Bank of Australia	5,079	348,143
National Australia Bank Ltd.	14,172	436,143
Westpac Banking Corp.	8,093	253,887
Total		1,964,050
Brazil 0.5%
Cia de Saneamento Basico do Estado de Sao Paulo(a)	3,000	145,453
Canada 1.2%
Centerra Gold, Inc.	5,417	35,194
Eastern Platinum Ltd.(a)	692,061	130,863
Yamana Gold, Inc.	12,217	179,712
Total		345,769
China 1.3%
Asian Citrus Holdings Ltd.	298,000	142,729
China Communications Construction Co., Ltd., Class H	193,000	182,496
Shanghai Mechanical and Electrical Industry Co., Ltd.	51,000	60,128
Total		385,353
France 10.5%
AXA SA	24,382	421,797
BNP Paribas SA	9,285	519,349
CNP Assurances	14,563	216,437
Metropole Television SA	13,436	219,925
Sanofi	8,587	810,938
Total SA	17,350	866,211
Total		3,054,657
Germany 8.5%
Allianz SE, Registered Shares	3,870	527,621
Aurubis AG	3,110	217,721
BASF SE	2,592	243,432
Bayerische Motoren Werke AG	2,297	211,188
Deutsche Bank AG, Registered Shares	4,811	219,644
Deutsche Telekom AG, Registered Shares	20,018	214,523
Freenet AG	8,170	182,179

Common Stocks (continued)

Issuer	Shares	Value ($)
Gildemeister AG	9,577	236,435
KHD Humboldt Wedag International AG	39,685	241,940
Siemens AG, Registered Shares	1,853	192,325
Total		2,487,008
Greece 0.1%
National Bank of Greece SA(a)	25,701	32,767
Hong Kong 2.3%
Hongkong Land Holdings Ltd.	32,000	246,797
K Wah International Holdings Ltd.	317,000	181,692
Wharf Holdings Ltd.	29,000	253,282
Total		681,771
Ireland 3.5%
DCC PLC	3,735	131,292
Dragon Oil PLC	33,789	316,016
Jazz Pharmaceuticals PLC(a)	4,498	261,694
Smurfit Kappa Group PLC	20,635	320,029
Total		1,029,031
Italy 2.6%
ENI SpA	15,254	347,177
Recordati SpA	21,522	213,303
UniCredit SpA(a)	41,476	209,206
Total		769,686
Japan 18.4%
Aisin Seiki Co., Ltd.	6,400	231,628
Arnest One Corp.	19,700	323,665
Canon, Inc.	6,900	249,707
CyberAgent, Inc.	67	124,549
Daiichikosho Co., Ltd.	8,400	217,409
Fuji Heavy Industries Ltd.	20,000	299,460
Fuji Machine Manufacturing Co., Ltd.	21,300	168,047
Fuyo General Lease Co., Ltd.	8,700	310,003
Hino Motors Ltd.	10,000	105,634
Hitachi Ltd.	45,000	252,223
Honda Motor Co., Ltd.	2,400	89,757
ITOCHU Corp.	25,500	294,237
Japan Petroleum Exploration Co.	4,100	155,370
Kato Sangyo Co., Ltd.	11,200	209,722
Kinki Sharyo Co., Ltd.	48,000	155,244

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Mitsubishi UFJ Financial Group, Inc.	60,100	333,100
Nippon Telegraph & Telephone Corp.	4,400	201,048
Otsuka Holdings Co., Ltd.	6,500	208,218
Shinko Plantech Co., Ltd.	29,500	243,936
Sumitomo Mitsui Financial Group, Inc.	15,000	598,636
Totetsu Kogyo Co., Ltd	7,900	113,829
Tsuruha Holdings, Inc.	2,100	181,942
Xebio Co., Ltd.	7,000	136,949
Yodogawa Steel Works Ltd.	46,000	170,639
Total		5,374,952
Netherlands 2.1%
ING Groep NV-CVA(a)	35,628	285,231
Koninklijke Ahold NV	22,922	328,929
Total		614,160
Norway 1.7%
Atea ASA	16,832	192,107
Electromagnetic GeoServices AS(a)	112,707	188,104
Kongsberg Automotive Holding ASA(a)	423,931	108,308
Total		488,519
Philippines 0.6%
Energy Development Corp.	957,600	178,521
Poland 0.7%
PGE SA	38,411	195,985
Russian Federation 0.6%
Sberbank of Russia, ADR	12,601	173,153
Singapore 1.7%
Ausgroup Ltd.	263,000	112,423
DBS Group Holdings Ltd.	31,400	381,835
Total		494,258
South Korea 3.0%
Capro Corp.	6,930	73,238
GS Home Shopping, Inc.	889	159,236
Hyundai Home Shopping Network Corp.	2,080	260,302
LG Fashon Corp.	4,147	113,467
Youngone Holdings Co., Ltd.	3,949	253,827
Total		860,070

Common Stocks (continued)

Issuer	Shares	Value ($)
Spain 3.9%
Banco Santander SA	75,419	571,062
Duro Felguera SA	30,904	213,672
Iberdrola SA	49,313	243,334
Telefonica SA	9,271	121,008
Total		1,149,076
Sweden 2.9%
MQ Holding AB	51,424	142,686
Nordea Bank AB	33,247	383,549
Saab AB, Class B	14,758	323,778
Total		850,013
Switzerland 5.4%
Baloise Holding AG, Registered Shares	2,480	222,113
Novartis AG, Registered Shares	9,673	655,037
Roche Holding AG, Genusschein Shares	893	204,326
Zurich Insurance Group AG	1,774	484,345
Total		1,565,821
Thailand 1.5%
Bangkok Bank PCL, Foreign Registered Shares	33,300	259,372
PTT PCL, Foreign Registered Shares	16,300	191,794
Total		451,166
United Arab Emirates 0.9%
Emaar Properties PJSC	184,892	266,581
United Kingdom 16.8%
Amarin Corp. PLC, ADR(a)	14,181	114,724
AstraZeneca PLC	8,224	372,919
Aviva PLC	57,544	309,712
Barclays PLC	93,313	432,965
BP PLC	73,268	491,300
HSBC Holdings PLC	96,780	1,071,904
Intermediate Capital Group PLC	48,206	284,807
Lancashire Holdings Ltd.	9,850	135,650
Royal Dutch Shell PLC, Class B	33,799	1,137,361
Vodafone Group PLC	226,476	568,046
Total		4,919,388
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
United States 1.5%
CF Industries Holdings, Inc.	654	131,343
Onyx Pharmaceuticals, Inc.(a)	1,579	118,914
Stillwater Mining Co.(a)	13,290	173,302
Total		423,559
Total Common Stocks (Cost: $25,972,889)		28,900,767

Exchange-Traded Funds 0.5%

iShares MSCI EAFE Index Fund	2,410	140,214
Total Exchange-Traded Funds (Cost: $135,201)		140,214

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(b)(c)(d)	149,527	149,527
Total Money Market Funds (Cost: $149,527)		149,527

Total Investments (Cost: $26,257,617)	29,190,508
Other Assets & Liabilities, Net	15,833
Net Assets	29,206,341

Investments in Derivatives

Open Options Contracts Written at February 28, 2013

Issuer	Puts/Calls	Number of Contracts	Exercise Price ($)	Premium Received ($)	Expiration Date	Value ($)
Vertex Pharmaceuticals, Inc.	Put	12	40	1,614	April 2013	1,740

Forward Foreign Currency Exchange Contracts Open at February 28, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	March 14, 2013	588,826 (USD)	561,000 (AUD)	—	(16,243)
Morgan Stanley	March 14, 2013	282,513 (USD)	211,000 (EUR)	—	(7,021)
Morgan Stanley	March 14, 2013	1,614,737 (USD)	1,012,000 (GBP)	—	(79,570)
Morgan Stanley	March 14, 2013	363,762 (USD)	32,935,000 (JPY)	—	(8,415)
Morgan Stanley	March 14, 2013	30,814 (USD)	37,000 (NZD)	—	(247)
Morgan Stanley	March 14, 2013	294,927 (USD)	361,000 (SGD)	—	(3,423)
Morgan Stanley	March 14, 2013	145,228 (USD)	261,000 (TRY)	—	(320)
Morgan Stanley	March 14, 2013	316,000 (CAD)	320,292 (USD)	13,938	—
Morgan Stanley	March 14, 2013	246,000 (CHF)	265,329 (USD)	2,843	—
Morgan Stanley	March 14, 2013	907,854,000 (KRW)	857,518 (USD)	19,647	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2013

Forward Foreign Currency Exchange Contracts Open at February 28, 2013 (continued)

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley	March 14, 2013	645,000 (PLN)	207,967 (USD)	5,152	—
Morgan Stanley	March 14, 2013	12,344,000 (THB)	412,581 (USD)	—	(2,079)
Total				41,580	(117,318)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  At February 28, 2013, cash or short-term securities were designated to cover open put and/or call options written.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	—	4,335,696	(4,186,169)	149,527	122	149,527

Abbreviation Legend

ADR  American Depositary Receipt

Currency Legend

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  British Pound

JPY  Japanese Yen

KRW  Korean Won

NZD  New Zealand Dollar

PLN  Polish Zloty

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  US Dollar

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Overseas Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	2,892,357	—	2,892,357
Consumer Staples	—	863,323	—	863,323
Energy	—	3,937,268	—	3,937,268
Financials	—	11,066,767	—	11,066,767
Health Care	495,332	2,464,740	—	2,960,072
Industrials	—	2,531,479	—	2,531,479
Information Technology	—	694,037	—	694,037
Materials	650,413	1,254,953	—	1,905,366
Telecommunication Services	—	1,286,805	—	1,286,805
Utilities	145,453	617,840	—	763,293
Exchange-Traded Funds	140,214	—	—	140,214
Total Equity Securities	1,431,412	27,609,569	—	29,040,981
Other
Money Market Funds	149,527	—	—	149,527
Total Other	149,527	—	—	149,527
Investments in Securities	1,580,939	27,609,569	—	29,190,508
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	41,580	—	41,580
Liabilities
Forward Foreign Currency Exchange Contracts	—	(117,318)	—	(117,318)
Options Contracts Written	(1,740)	—	—	(1,740)
Total	1,579,199	27,533,831	—	29,113,030

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Forward foreign currency exchange contracts are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Overseas Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $26,108,090)	$29,040,981
Affiliated issuers (identified cost $149,527)	149,527
Total investments (identified cost $26,257,617)	29,190,508
Unrealized appreciation on forward foreign currency exchange contracts	41,580
Receivable for:
Investments sold	5,705
Capital shares sold	10,368
Dividends	78,388
Reclaims	26,583
Prepaid expenses	48,354
Total assets	29,401,486
Liabilities
Option contracts written, at value (premiums received $1,614)	1,740
Disbursements in excess of cash	225
Unrealized depreciation on forward foreign currency exchange contracts	117,318
Payable for:
Investments purchased	8,262
Capital shares purchased	400
Investment management fees	632
Transfer agent fees	3,405
Administration fees	64
Compensation of board members	21,476
Other expenses	41,623
Total liabilities	195,145
Net assets applicable to outstanding capital stock	$29,206,341
Represented by
Paid-in capital	$32,886,260
Excess of distributions over net investment income	(97,583)
Accumulated net realized loss	(6,437,587)
Unrealized appreciation (depreciation) on:
Investments	2,932,891
Foreign currency translations	(1,776)
Forward foreign currency exchange contracts	(75,738)
Options contracts written	(126)
Total — representing net assets applicable to outstanding capital stock	$29,206,341

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Overseas Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$2,714
Shares outstanding	355
Net asset value per share	$7.65
Maximum offering price per share(a)	$8.12
Class B
Net assets	$2,500
Shares outstanding	327
Net asset value per share	$7.65
Class C
Net assets	$2,500
Shares outstanding	327
Net asset value per share	$7.65
Class I
Net assets	$26,513,800
Shares outstanding	3,466,053
Net asset value per share	$7.65
Class K
Net assets	$2,500
Shares outstanding	327
Net asset value per share	$7.65
Class W
Net assets	$2,429
Shares outstanding	318
Net asset value per share(b)	$7.65
Class Z
Net assets	$2,679,898
Shares outstanding	349,788
Net asset value per share	$7.66

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Overseas Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$1,217,798
Dividends — affiliated issuers	122
Foreign taxes withheld	(95,520)
Total income	1,122,400
Expenses:
Investment management fees	230,197
Distribution and/or service fees
Class W	6
Transfer agent fees
Class Z	36
Administration fees	23,311
Compensation of board members	10,164
Custodian fees	25,858
Printing and postage fees	24,851
Registration fees	29,858
Professional fees	31,842
Other	13,064
Total expenses	389,187
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(76,755)
Total net expenses	312,432
Net investment income	809,968
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(629,914)
Foreign currency translations	(24,382)
Forward foreign currency exchange contracts	(136,887)
Options contracts written	526
Net realized loss	(790,657)
Net change in unrealized appreciation (depreciation) on:
Investments	2,411,805
Foreign currency translations	(1,076)
Forward foreign currency exchange contracts	(66,998)
Options contracts written	(126)
Foreign capital gains tax	21,792
Net change in unrealized appreciation (depreciation)	2,365,397
Net realized and unrealized gain	1,574,740
Net increase in net assets resulting from operations	$2,384,708

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Overseas Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012(a)
Operations
Net investment income	$809,968	$1,111,245
Net realized loss	(790,657)	(3,236,572)
Net change in unrealized appreciation (depreciation)	2,365,397	(371,989)
Net increase (decrease) in net assets resulting from operations	2,384,708	(2,497,316)
Distributions to shareholders
Net investment income
Class I	(619,005)	(970,671)
Class W	(50)	(74)
Class Z	(60,434)	(80,114)
Total distributions to shareholders	(679,489)	(1,050,859)
Increase (decrease) in net assets from capital stock activity	(3,398,069)	25,757,219
Total increase (decrease) in net assets	(1,692,850)	22,209,044
Net assets at beginning of year	30,899,191	8,690,147
Net assets at end of year	$29,206,341	$30,899,191
Excess of distributions over net investment income	$(97,583)	$(73,962)

(a) Class I and Class W shares are for the period from March 31, 2011 (commencement of operations) to February 29, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Overseas Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	355	2,714	—	—
Net increase	355	2,714	—	—
Class B shares
Subscriptions	327	2,500	—	—
Net increase	327	2,500	—	—
Class C shares
Subscriptions	327	2,500	—	—
Net increase	327	2,500	—	—
Class I shares
Subscriptions	48,851	348,518	5,156,913	40,043,379
Distributions reinvested	84,884	618,950	156,044	970,591
Redemptions	(599,923)	(4,381,289)	(1,380,716)	(10,437,922)
Net increase (decrease)	(466,188)	(3,413,821)	3,932,241	30,576,048
Class K shares
Subscriptions	327	2,500	—	—
Net increase	327	2,500	—	—
Class W shares
Subscriptions	—	—	318	2,500
Net increase	—	—	318	2,500
Class Z shares
Subscriptions	—	—	—	(1,443)
Distributions reinvested	839	5,538	12,859	80,114
Redemptions	—	—	(750,789)	(4,900,000)
Net increase (decrease)	839	5,538	(737,930)	(4,821,329)
Total net increase (decrease)	(464,013)	(3,398,069)	3,194,629	25,757,219

(a) Class A, Class B, Class C and Class K shares commenced operations on February 28, 2013.

(b) Class I and Class W shares are for the period from March 31, 2011 (commencement of operations) to February 29, 2012.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Overseas Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$7.22	$7.87
Income from investment operations:
Net investment income	0.20	0.22
Net realized and unrealized gain (loss)	0.40	(0.62)
Total from investment operations	0.60	(0.40)
Less distributions to shareholders:
Net investment income	(0.17)	(0.25)
Total distributions to shareholders	(0.17)	(0.25)
Net asset value, end of period	$7.65	$7.22
Total return	8.49%	(4.55%)
Ratios to average net assets(b)
Total gross expenses	1.33%	1.76	%(c)
Total net expenses(d)	1.07%	0.84	%(c)
Net investment income	2.78%	3.37	%(c)
Supplemental data
Net assets, end of period (in thousands)	$26,514	$28,376
Portfolio turnover	46%	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Overseas Value Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013	Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$7.22	$7.87
Income from investment operations:
Net investment income	0.17	0.22
Net realized and unrealized gain (loss)	0.42	(0.64)
Total from investment operations	0.59	(0.42)
Less distributions to shareholders:
Net investment income	(0.16)	(0.23)
Total distributions to shareholders	(0.16)	(0.23)
Net asset value, end of period	$7.65	$7.22
Total return	8.24%	(4.81%)
Ratios to average net assets(b)
Total gross expenses	1.58%	2.09	%(c)
Total net expenses(d)	1.33%	1.12	%(c)
Net investment income	2.46%	3.24	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2	$2
Portfolio turnover	46%	96%

Notes to Financial Highlights

(a)  For the period from March 31, 2011 (commencement of operations) to February 29, 2012.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Overseas Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,	Year Ended February 28,
Class Z	2013	2012	2011		2010		2009(a)
Per share data
Net asset value, beginning of period	$7.23	$8.00	$6.98		$4.46		$10.00
Income from investment operations:
Net investment income	0.19	0.32	0.16		0.17		0.27
Net realized and unrealized gain (loss)	0.41	(0.85)	1.01		2.63		(5.56)
Total from investment operations	0.60	(0.53)	1.17		2.80		(5.29)
Less distributions to shareholders:
Net investment income	(0.17)	(0.24)	(0.15)		(0.28)		(0.23)
Tax return of capital	—	—	—		—		(0.02)
Total distributions to shareholders	(0.17)	(0.24)	(0.15)		(0.28)		(0.25)
Net asset value, end of period	$7.66	$7.23	$8.00		$6.98		$4.46
Total return	8.45%	(6.17%)	17.06%		62.60%		(53.41%)
Ratios to average net assets(b)
Total gross expenses	1.32%	1.87%	3.65%		3.02%		3.99	%(c)
Total net expenses(d)	1.07%	0.98%	1.15	%(e)	1.14	%(e)	1.10	%(c)(e)
Net investment income	2.72%	3.80%	2.18%		2.46%		3.72	%(c)
Supplemental data
Net assets, end of period (in thousands)	$2,680	$2,521	$8,690		$7,572		$4,664
Portfolio turnover	46%	96%	48%		62%		66%

Notes to Financial Highlights

(a)  For the period from March 31, 2008 (commencement of operations) to February 28, 2009.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Overseas Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Overseas Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class K, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class A shares commenced operations on February 28, 2013.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares commenced operations on February 28, 2013.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase. Class C shares commenced operations on February 28, 2013.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares are not subject to sales charges and are closed to new investors. Class K shares commenced operations on February 28, 2013.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Annual Report 2013
22

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Option contracts are valued at the mean of the latest quoted bid and asked prices on their primary exchanges. Option contracts, including over-the-counter (OTC) option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options Contracts

Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. The Fund purchased and wrote option

Annual Report 2013
23

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

contracts to decrease the Fund's exposure to equity risk and to increase return on investments, to facilitate buying and selling of securities for investments and to establish exposures in the Fund where options provide a more efficient exposure than the underlying securities or where direct exposure is not available such as with the volatility index (VIX). Completion of transactions for option contracts traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option contract expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.

The risk in buying an option contract is that the Fund pays a premium whether or not the option contract is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases and the option contract is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put option contracts by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $48,000 at February 28, 2013.

Contracts and premiums associated with options contracts written for the year ended February 28, 2013 are as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance at February 29, 2012	—	$—	—	$—
Opened	15	60	48	2,080
Expired	(15)	(60)	(36)	(466)
Balance at February 28, 2013	—	$—	12	$1,614

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	41,580
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Options contracts written, at value	1,740
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	117,318
Total		119,058

The effect of derivative instruments in the Statement of Operations for the annual ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	—	(52,821)	(52,821)
Foreign exchange contracts	(136,887)	—	(136,887)
Total	(136,887)	(52,821)	(189,708)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)	Options Contracts Written and Purchased ($)	Total ($)
Equity contracts	—	11,814	11,814
Foreign exchange contracts	(66,998)	—	(66,998)
Total	(66,998)	11,814	(55,184)

Annual Report 2013
24

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The following table is a summary of the volume of derivative instruments for the annual ended February 28, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	131
Options contracts	582

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date

Annual Report 2013
25

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.79% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.08% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,231.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class K shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class K shares.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class Z	0.00	%*

*Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder

Annual Report 2013
26

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, a shareholder service plan (the Plan) which set the service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through March 15, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.56%
Class B	2.31
Class C	2.31
Class I	1.31
Class K	1.61
Class W	1.56
Class Z	1.31

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class I	0.80%
Class W	1.25
Class Z	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Effective March 16, 2013, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses in the same manner as above, through June 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, will not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.41%
Class B	2.16
Class C	2.16
Class I	0.96
Class K	1.26
Class W	1.41
Class Z	1.16

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred

Annual Report 2013
27

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(154,100)
Accumulated net realized loss	154,100
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$679,489	$1,050,859

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,543
Accumulated realized loss	(5,692,581)
Unrealized appreciation	2,032,513

At February 28, 2013, the cost of investments for federal income tax purposes was $27,157,995 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$3,708,242
Unrealized depreciation	(1,675,729)
Net unrealized appreciation	$2,032,513

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	365,313
2018	2,028,503
Unlimited short-term	2,526,529
Unlimited long-term	546,941
Total	5,467,286

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat post-October capital losses of $225,295 as arising on March 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $13,445,226 and $17,142,245 respectively, for the year ended February 28, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At February 28, 2013, affiliated shareholder accounts owned 100% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight

Annual Report 2013
28

Columbia Overseas Value Fund

Notes to Financial Statements (continued)

February 28, 2013

federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 above and as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

At the close of business on March 15, 2013, the Fund acquired the assets and assumed the identified liabilities of Columbia Multi-Advisor International Value Fund, a series of Columbia Funds Series Trust II (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan of reorganization on February 27, 2013. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
29

Columbia Overseas Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Overseas Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Overseas Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
30

Columbia Overseas Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	0.08%
Foreign Taxes Paid	$74,176
Foreign Source Income	$1,141,596

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
31

Columbia Overseas Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
32

Columbia Overseas Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
33

Columbia Overseas Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
34

Columbia Overseas Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
35

Columbia Overseas Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
36

Columbia Overseas Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Overseas Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN208_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Small Cap Index Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Index Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Small Cap Index Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	38
Federal Income Tax Information	39
Trustees and Officers	40
Important Information About This Report	45

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Index Fund

Performance Overview

Performance Summary

>  Columbia Small Cap Index Fund (the Fund) Class A shares returned 14.32% for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the S&P SmallCap 600 Index, which returned 14.65% for the same 12-month period.

>  The Fund's portfolio is constructed to closely approximate the benchmark.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	10/15/96	14.32	8.06	11.57
Class B *	03/07/11
Excluding sales charges		13.45	7.25	10.74
Including sales charges		8.45	6.95	10.74
Class I*	11/16/11	14.63	8.14	11.61
Class K* (formerly Class R4)	03/07/11	14.27	8.05	11.56
Class R5*	11/08/12	14.39	8.08	11.58
Class Z	10/15/96	14.54	8.32	11.84
S&P SmallCap 600 Index		14.65	8.37	11.98

Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The S&P SmallCap 600 Index tracks the performance of 600 domestic companies traded on major stock exchanges. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Index Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Index Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 14.32%. The Fund's benchmark, the S&P SmallCap 600 Index, returned 14.65%. The Fund seeks to approximate the benchmark weights of securities, industries and sectors represented in the S&P SmallCap 600 Index. As such, its return was in line with the return of the index, after fees and expenses, which the index does not incur.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace.

A Solid Year for the U.S. Stock Market

Against this economic backdrop, eight of the ten sectors that make up the S&P SmallCap 600 Index delivered positive returns. The strongest performance came from the materials, financials and consumer staples sectors. The financials, industrials and consumer discretionary sectors made the largest contributions to the Fund's return for the period, based on their weights in the portfolio. Within financials, real estate investment trusts and commercial banks were the top industry performers while equipment and suppliers were leaders within health care. The top-performing small cap stocks for the period were Headwaters, a manufacturer of building products; Christopher & Banks, retailer of women's clothing; Lumber Liquidators, a retailer of hardwood flooring; AMN Healthcare Services, a health care staffing company and Medidata Solutions, a technology company that focuses on the health care sector. Top contributors to the Fund's performance included Cymer, which supplies deep ultraviolet light sources to computer chipmakers; Eagle Materials, which manufactures building materials; Geo Group, provider of correctional, detention and community reentry services; Extra Space Storage, which offers self-storage units and 3D Systems, a three-dimension printing company.

The weakest-performing small-cap sectors were energy, telecommunication services and information technology. The sectors that contributed the least to the Fund's returns, based on their weights in the portfolio, were energy, telecommunication services and utilities. Within energy, oil, gas and consumable fuels was one of the weakest industry performers for the period. Within health care, health care technology was a significant laggard. The list of major small-cap decliners included international tanker company Overseas Shipholding Group, magnetic electronic manufacturer Pulse Electronics, biopharmaceutical company Savient Pharmaceuticals, solar energy company STR Holdings and

Portfolio Management

Alfred Alley III, CFA

Vadim Shteyn

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
Tanger Factory Outlet Centers	0.6
Brunswick Corp.	0.6
Cymer, Inc.	0.6
Eagle Materials, Inc.	0.5
Mid-America Apartment Communities, Inc.	0.5
ProAssurance Corp.	0.5
AO Smith Corp.	0.5
Cubist Pharmaceuticals, Inc.	0.5
3D Systems Corp.	0.5
Teledyne Technologies, Inc.	0.5

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Small Cap Index Fund

Manager Discussion of Fund Performance (continued)

Dolan Co., a leading provider of business information and professional services to legal, financial and real estate sectors in the United States. The worst-performing stocks for the Fund, based on their weights in the portfolio, were Quality Systems, which provides information systems to medical and dental practices; Swift Energy, a U.S oil and natural gas producer; GT Advanced Technologies, an equipment and service provider to the solar and LED industries; Lufkin Industries, a manufacturer of components for the energy industry and Stone Energy, an independent oil and gas company.

The Fund owned stock index futures in the amount of its cash balances during the period. It did so in order to keep its investment exposure on par with the index, which is always fully invested, and to retain the liquidity necessary for trading and redemption within the Fund.

Changes to Index and Portfolio Holdings

There were 30 additions and deletions to the S&P SmallCap600 Index during the 12-month period. All changes to the index were matched by changes in the portfolio during the period.

Looking Ahead

Fourth-quarter 2012 earnings modestly beat expectations, raising confidence that many companies have the ability to manage successfully through an environment in which higher taxes and enforced spending cuts weigh on consumer demands. Although the many economic and investment challenges we face in the year ahead will likely result in heightened volatility, equity valuations currently still appear reasonable relative to fixed-income alternatives, and corporate balance sheets, at present, are in good condition, with low debt and high cash levels. As a result, our current belief is that the equities market has the potential to remain healthy even in an environment of slower economic growth.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.3
Consumer Discretionary	14.9
Consumer Staples	3.8
Energy	4.4
Financials	20.3
Health Care	10.3
Industrials	15.1
Information Technology	17.7
Materials	6.5
Telecommunication Services	0.4
Utilities	3.9
Money Market Funds	2.7
Rights	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
5

Columbia Small Cap Index Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,120.80		1,022.56	2.37		2.26	0.45
Class B	1,000.00	1,000.00	1,116.70		1,018.84	6.30		6.01	1.20
Class I	1,000.00	1,000.00	1,122.20		1,023.85	1.00		0.95	0.19
Class K (formerly Class R4)	1,000.00	1,000.00	1,120.50		1,022.56	2.37		2.26	0.45
Class R5	1,000.00	1,000.00	1,145.10	*	1,023.80	0.65	*	1.00	0.20 *
Class Z	1,000.00	1,000.00	1,122.10		1,023.80	1.05		1.00	0.20

*For the period November 8, 2012 through February 28, 2013. Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Small Cap Index Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.7%

Issuer	Shares	Value ($)
Consumer Discretionary 15.0%
Auto Components 0.5%
Dorman Products, Inc.	96,150	3,361,404
Drew Industries, Inc.	67,097	2,440,989
Spartan Motors, Inc.	111,026	587,327
Standard Motor Products, Inc.	70,009	1,731,323
Superior Industries International, Inc.	82,639	1,797,398
Total		9,918,441
Automobiles 0.1%
Winnebago Industries, Inc.(a)	101,105	1,959,415
Distributors 0.4%
Pool Corp.	166,627	7,618,187
VOXX International Corp.(a)	67,619	672,809
Total		8,290,996
Diversified Consumer Services 0.9%
American Public Education, Inc.(a)	64,444	2,512,027
Capella Education Co.(a)	40,813	1,292,140
Career Education Corp.(a)	181,948	582,234
Coinstar, Inc.(a)	100,268	5,132,719
Corinthian Colleges, Inc.(a)	278,425	593,045
Hillenbrand, Inc.	223,405	5,515,869
ITT Educational Services, Inc.(a)	55,750	768,235
Lincoln Educational Services Corp.	76,396	482,059
Universal Technical Institute, Inc.	77,262	900,875
Total		17,779,203
Hotels, Restaurants & Leisure 2.9%
Biglari Holdings, Inc.(a)	4,299	1,609,460
BJ's Restaurants, Inc.(a)	87,982	2,708,966
Boyd Gaming Corp.(a)	200,798	1,319,243
Buffalo Wild Wings, Inc.(a)	66,358	5,221,711
CEC Entertainment, Inc.	59,979	1,814,365
Cracker Barrel Old Country Store, Inc.	84,513	6,362,139
DineEquity, Inc.(a)	55,231	3,860,094
Interval Leisure Group, Inc.	137,933	2,878,662
Jack in the Box, Inc.(a)	153,089	4,846,798
Marcus Corp.	67,093	819,205
Marriott Vacations Worldwide Corp.(a)	102,217	4,217,473
Monarch Casino & Resort, Inc.(a)	33,980	341,839
Multimedia Games Holdings Co., Inc.(a)	100,967	1,888,083

Common Stocks (continued)

Issuer	Shares	Value ($)
Papa John's International, Inc.(a)	61,888	3,218,795
Pinnacle Entertainment, Inc.(a)	201,954	2,827,356
Red Robin Gourmet Burgers, Inc.(a)	46,269	1,984,015
Ruby Tuesday, Inc.(a)	213,475	1,566,906
Ruth's Hospitality Group, Inc.(a)	126,738	1,148,246
SHFL Entertainment, Inc.(a)	199,634	3,166,195
Sonic Corp.(a)	194,383	2,194,584
Texas Roadhouse, Inc.	209,183	4,045,599
Total		58,039,734
Household Durables 1.6%
American Greetings Corp., Class A	112,790	1,827,198
Blyth, Inc.	40,167	573,987
Ethan Allen Interiors, Inc.	92,597	2,587,160
Helen of Troy Ltd.(a)	113,478	4,207,764
iRobot Corp.(a)	93,085	1,995,742
La-Z-Boy, Inc.	187,097	3,427,617
M/I Homes, Inc.(a)	76,488	1,751,575
Meritage Homes Corp.(a)	110,466	4,472,768
Ryland Group, Inc. (The)	161,091	5,754,171
Standard Pacific Corp.(a)	393,147	3,200,217
Universal Electronics, Inc.(a)	53,669	1,048,692
Total		30,846,891
Internet & Catalog Retail 0.2%
Blue Nile, Inc.(a)	44,587	1,512,837
Nutrisystem, Inc.	101,817	837,954
PetMed Express, Inc.	71,373	902,868
Total		3,253,659
Leisure Equipment & Products 1.0%
Arctic Cat, Inc.(a)	47,274	1,717,464
Brunswick Corp.	319,398	11,638,863
Callaway Golf Co.	253,270	1,701,974
JAKKS Pacific, Inc.	73,838	899,347
Sturm Ruger & Co., Inc.	68,360	3,733,140
Total		19,690,788
Media 0.6%
Arbitron, Inc.	93,340	4,372,046
Digital Generation, Inc.(a)	90,698	702,909
EW Scripps Co., Class A(a)	101,959	1,102,177
Harte-Hanks, Inc.	154,525	1,123,397

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Live Nation Entertainment, Inc.(a)	503,570	5,332,806
Total		12,633,335
Multiline Retail 0.1%
Fred's, Inc., Class A	120,439	1,634,357
Tuesday Morning Corp.(a)	151,617	1,349,392
Total		2,983,749
Specialty Retail 4.3%
Big 5 Sporting Goods Corp.	60,055	936,257
Brown Shoe Co., Inc.	145,374	2,384,134
Buckle, Inc. (The)	97,711	4,378,430
Cato Corp. (The), Class A	96,120	2,466,439
Children's Place Retail Stores, Inc. (The)(a)	84,161	3,825,959
Christopher & Banks Corp.(a)	131,942	798,249
Coldwater Creek, Inc.(a)	71,860	257,977
Finish Line, Inc., Class A (The)	181,362	3,284,466
Genesco, Inc.(a)	86,167	5,056,280
Group 1 Automotive, Inc.	76,190	4,399,211
Haverty Furniture Companies, Inc.	70,086	1,286,078
Hibbett Sports, Inc.(a)	92,093	4,866,194
HOT Topic, Inc.	150,950	1,630,260
Jos. A. Bank Clothiers, Inc.(a)	99,701	4,137,591
Kirkland's, Inc.(a)	53,599	623,892
Lithia Motors, Inc., Class A	74,752	3,072,307
Lumber Liquidators Holdings, Inc.(a)	96,838	5,731,841
MarineMax, Inc.(a)	84,784	1,097,953
Men's Wearhouse, Inc. (The)	170,675	4,799,381
Monro Muffler Brake, Inc.	104,931	3,887,694
OfficeMax, Inc.	309,476	3,704,428
PEP Boys-Manny, Moe & Jack (The)(a)	189,442	2,108,489
Rue21, Inc.(a)	55,991	1,511,757
Select Comfort Corp.(a)	199,926	4,104,481
Sonic Automotive, Inc., Class A	130,636	2,918,408
Stage Stores, Inc.	113,837	2,810,636
Stein Mart, Inc.	98,261	836,201
Vitamin Shoppe, Inc.(a)	107,623	5,655,589
Zale Corp.(a)	93,512	367,502
Zumiez, Inc.(a)	79,418	1,818,672
Total		84,756,756

Common Stocks (continued)

Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 2.4%
Crocs, Inc.(a)	324,578	4,920,602
Fifth & Pacific Companies, Inc.(a)	403,764	7,304,091
Iconix Brand Group, Inc.(a)	243,396	5,749,014
K-Swiss, Inc., Class A(a)	86,381	406,854
Maidenform Brands, Inc.(a)	84,096	1,613,802
Movado Group, Inc.	63,238	2,279,098
Oxford Industries, Inc.	50,851	2,471,867
Perry Ellis International, Inc.	42,882	695,546
Quiksilver, Inc.(a)	443,973	2,774,831
Skechers U.S.A., Inc., Class A(a)	136,898	2,861,168
Steven Madden Ltd.(a)	145,773	6,427,132
True Religion Apparel, Inc.	86,478	2,308,098
Wolverine World Wide, Inc.	174,871	7,379,556
Total		47,191,659
Total Consumer Discretionary		297,344,626
Consumer Staples 3.8%
Beverages 0.2%
Boston Beer Co., Inc. (The), Class A(a)	29,935	4,652,797
Food & Staples Retailing 0.7%
Andersons, Inc. (The)	61,718	3,029,120
Casey's General Stores, Inc.	136,670	7,734,155
Nash Finch Co.	43,782	839,301
Spartan Stores, Inc.	77,615	1,293,066
Total		12,895,642
Food Products 2.3%
B&G Foods, Inc.	187,521	5,513,117
Cal-Maine Foods, Inc.	49,503	2,004,377
Calavo Growers, Inc.	45,367	1,277,081
Darling International, Inc.(a)	420,153	7,012,354
Diamond Foods, Inc.(a)	78,734	1,222,739
Hain Celestial Group, Inc. (The)(a)	159,974	8,758,577
J&J Snack Foods Corp.	52,847	3,658,069
Sanderson Farms, Inc.	71,297	3,616,897
Seneca Foods Corp., Class A(a)	27,668	844,427
Snyders-Lance, Inc.	171,546	4,247,479
TreeHouse Foods, Inc.(a)	129,090	7,537,565
Total		45,692,682

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Household Products 0.2%
Central Garden and Pet Co., Class A(a)	146,802	1,281,581
WD-40 Co.	52,704	2,857,084
Total		4,138,665
Personal Products 0.3%
Inter Parfums, Inc.	57,829	1,449,195
Medifast, Inc.(a)	48,749	1,130,002
Prestige Brands Holdings, Inc.(a)	180,188	4,286,672
Total		6,865,869
Tobacco 0.1%
Alliance One International, Inc.(a)	293,914	1,096,299
Total Consumer Staples		75,341,954
Energy 4.4%
Energy Equipment & Services 2.6%
Basic Energy Services, Inc.(a)	97,576	1,427,537
Bristow Group, Inc.	128,360	7,478,253
C&J Energy Services, Inc.(a)	156,900	3,796,980
Era Group, Inc.(a)	70,679	1,427,009
Exterran Holdings, Inc.(a)	231,550	5,842,006
Geospace Technologies Corp.(a)	45,490	4,427,087
Gulf Island Fabrication, Inc.	51,417	1,224,239
Hornbeck Offshore Services, Inc.(a)	113,694	4,831,995
ION Geophysical Corp.(a)	428,569	2,845,698
Lufkin Industries, Inc.	119,942	7,769,843
Matrix Service Co.(a)	92,436	1,438,304
Pioneer Energy Services Corp.(a)	221,293	1,931,888
SEACOR Holdings, Inc.	70,679	4,910,777
Tetra Technologies, Inc.(a)	278,564	2,571,146
Total		51,922,762
Oil, Gas & Consumable Fuels 1.8%
Approach Resources, Inc.(a)	118,249	2,926,663
Carrizo Oil & Gas, Inc.(a)	130,135	3,056,871
Cloud Peak Energy, Inc.(a)	217,989	3,736,331
Comstock Resources, Inc.(a)	159,799	2,256,362
Contango Oil & Gas Co.	45,538	1,765,053
Gulfport Energy Corp.(a)	236,455	9,682,832
PDC Energy, Inc.(a)	107,972	5,035,814
Penn Virginia Corp.	196,550	799,959
Petroquest Energy, Inc.(a)	201,110	772,262

Common Stocks (continued)

Issuer	Shares	Value ($)
Stone Energy Corp.(a)	176,610	3,611,675
Swift Energy Co.(a)	153,137	2,070,412
Total		35,714,234
Total Energy		87,636,996
Financials 20.4%
Capital Markets 1.5%
Calamos Asset Management, Inc., Class A	72,732	813,144
Financial Engines, Inc.(a)	146,903	4,800,790
HFF, Inc., Class A	116,362	2,136,406
Investment Technology Group, Inc.(a)	135,423	1,639,973
Piper Jaffray Companies(a)	58,033	2,238,333
Prospect Capital Corp.	704,902	7,859,657
Stifel Financial Corp.(a)	202,440	6,992,278
SWS Group, Inc.(a)	100,869	646,570
Virtus Investment Partners, Inc.(a)	20,687	3,475,623
Total		30,602,774
Commercial Banks 6.3%
Bank of the Ozarks, Inc.	105,191	4,038,283
Banner Corp.	62,358	1,852,656
BBCN Bancorp, Inc.	278,427	3,446,926
Boston Private Financial Holdings, Inc.	281,625	2,571,236
City Holding Co.	55,650	2,110,248
Columbia Banking System, Inc.	141,590	2,831,800
Community Bank System, Inc.	141,230	4,077,310
CVB Financial Corp.	314,139	3,329,873
First BanCorp(a)	250,099	1,368,042
First Commonwealth Financial Corp.	366,087	2,661,453
First Financial Bancorp	208,735	3,199,908
First Financial Bankshares, Inc.	106,720	4,759,734
First Midwest Bancorp, Inc.	267,012	3,337,650
FNB Corp.	498,743	5,665,721
Glacier Bancorp, Inc.	256,642	4,475,836
Hanmi Financial Corp.(a)	112,345	1,908,742
Home Bancshares, Inc.	81,895	2,772,146
Independent Bank Corp.	81,076	2,569,298
MB Financial, Inc.	196,000	4,647,160
National Penn Bancshares, Inc.	432,171	4,235,276
NBT Bancorp, Inc.	120,390	2,463,179
Old National Bancorp	361,766	4,883,841

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
PacWest Bancorp	114,804	3,137,593
Pinnacle Financial Partners, Inc.(a)	116,348	2,525,915
PrivateBancorp, Inc.	223,088	3,995,506
S&T Bancorp, Inc.	106,082	1,915,841
Simmons First National Corp., Class A	59,387	1,492,989
Sterling Bancorp	110,441	1,123,185
Susquehanna Bancshares, Inc.	665,233	7,736,660
Texas Capital Bancshares, Inc.(a)	144,804	6,119,417
Tompkins Financial Corp.	40,993	1,698,340
UMB Financial Corp.	115,877	5,282,832
Umpqua Holdings Corp.	399,313	5,011,378
United Bankshares, Inc.	163,218	4,243,668
United Community Banks, Inc.(a)	164,740	1,774,250
Wilshire Bancorp, Inc.(a)	221,285	1,298,943
Wintrust Financial Corp.	130,011	4,745,402
Total		125,308,237
Consumer Finance 1.4%
Cash America International, Inc.	103,645	5,248,583
Encore Capital Group, Inc.(a)	76,925	2,273,134
Ezcorp, Inc., Class A(a)	171,069	3,537,707
First Cash Financial Services, Inc.(a)	94,003	4,973,699
Portfolio Recovery Associates, Inc.(a)	60,233	7,042,743
World Acceptance Corp.(a)	46,110	3,628,857
Total		26,704,723
Diversified Financial Services 0.4%
Interactive Brokers Group, Inc., Class A	145,700	2,143,247
MarkeTaxess Holdings, Inc.	133,054	5,197,089
Total		7,340,336
Insurance 2.2%
AMERISAFE, Inc.(a)	64,885	2,116,549
eHealth, Inc.(a)	72,253	1,122,089
Employers Holdings, Inc.	109,616	2,303,032
Horace Mann Educators Corp.	140,487	2,874,364
Infinity Property & Casualty Corp.	41,649	2,340,257
Meadowbrook Insurance Group, Inc.	166,930	1,173,518
National Financial Partners Corp.(a)	142,117	2,794,020
Navigators Group, Inc. (The)(a)	37,566	2,109,707
ProAssurance Corp.	219,306	10,283,258
RLI Corp.	60,573	4,175,903
Safety Insurance Group, Inc.	45,362	2,132,014

Common Stocks (continued)

Issuer	Shares	Value ($)
Selective Insurance Group, Inc.	196,224	4,364,022
Stewart Information Services Corp.	63,525	1,470,604
Tower Group, Inc.	118,382	2,207,824
United Fire Group, Inc.	77,980	1,916,748
Total		43,383,909
Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	180,767	4,866,248
Cedar Realty Trust, Inc.	195,026	1,119,449
Colonial Properties Trust	295,498	6,370,937
Cousins Properties, Inc.	310,476	3,017,827
DiamondRock Hospitality Co.	696,208	6,224,099
EastGroup Properties, Inc.	105,727	6,006,351
EPR Properties	167,120	8,153,785
Franklin Street Properties Corp.	257,420	3,539,525
Geo Group, Inc. (The)	254,302	8,783,591
Getty Realty Corp.	95,321	1,894,981
Government Properties Income Trust	154,010	4,075,104
Healthcare Realty Trust, Inc.	311,212	8,278,239
Inland Real Estate Corp.	277,254	2,678,274
Kite Realty Group Trust	250,413	1,650,222
LaSalle Hotel Properties	336,287	8,538,327
Lexington Realty Trust	541,814	6,209,188
LTC Properties, Inc.	108,811	4,196,840
Medical Properties Trust, Inc.	483,669	7,022,874
Mid-America Apartment Communities, Inc.	150,802	10,471,691
Parkway Properties, Inc.	119,026	2,012,730
Pennsylvania Real Estate Investment Trust	187,744	3,388,779
Post Properties, Inc.	194,129	9,267,718
PS Business Parks, Inc.	64,115	4,743,869
Sabra Health Care REIT, Inc.	132,181	3,493,544
Saul Centers, Inc.	45,442	1,988,542
Sovran Self Storage, Inc.	108,582	6,606,129
Tanger Factory Outlet Centers	335,024	11,822,997
Universal Health Realty Income Trust	45,261	2,584,856
Urstadt Biddle Properties, Inc., Class A	91,071	1,924,330
Total		150,931,046
Real Estate Management & Development 0.1%
Forestar Group, Inc.(a)	123,766	2,156,004
Thrifts & Mortgage Finance 0.9%
Bank Mutual Corp.	153,706	879,198
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Brookline Bancorp, Inc.	249,849	2,273,626
Dime Community Bancshares, Inc.	102,894	1,462,124
Northwest Bancshares, Inc.	348,331	4,350,654
Oritani Financial Corp.	138,873	2,042,822
Provident Financial Services, Inc.	193,161	2,895,483
TrustCo Bank Corp.	335,130	1,746,027
ViewPoint Financial Group, Inc.	127,083	2,649,681
Total		18,299,615
Total Financials		404,726,644
Health Care 10.3%
Biotechnology 1.0%
Acorda Therapeutics, Inc.(a)	143,270	4,262,282
Arqule, Inc.(a)	209,065	514,300
Cubist Pharmaceuticals, Inc.(a)	229,769	9,749,099
Emergent Biosolutions, Inc.(a)	90,814	1,406,709
Momenta Pharmaceuticals, Inc.(a)	162,301	2,067,715
Spectrum Pharmaceuticals, Inc.	185,140	2,110,596
Total		20,110,701
Health Care Equipment & Supplies 3.4%
Abaxis, Inc.	73,609	3,122,494
ABIOMED, Inc.(a)	128,794	2,065,856
Align Technology, Inc.(a)	255,511	8,033,266
Analogic Corp.	43,635	3,237,281
Cantel Medical Corp.	76,657	2,386,332
CONMED Corp.	101,628	3,161,647
CryoLife, Inc.	89,085	546,091
Cyberonics, Inc.(a)	85,048	3,890,946
Greatbatch, Inc.(a)	84,537	2,288,416
Haemonetics Corp.(a)	184,012	7,590,495
ICU Medical, Inc.(a)	45,794	2,599,267
Integra LifeSciences Holdings Corp.(a)	69,474	2,830,371
Invacare Corp.	103,672	1,504,281
Meridian Bioscience, Inc.	147,300	3,122,760
Merit Medical Systems, Inc.(a)	142,298	1,696,192
Natus Medical, Inc.(a)	106,860	1,357,122
Neogen Corp.(a)	79,648	3,729,119
NuVasive, Inc.(a)	155,291	2,883,754
Palomar Medical Technologies, Inc.(a)	63,592	702,056
SurModics, Inc.(a)	43,374	1,099,965

Common Stocks (continued)

Issuer	Shares	Value ($)
Symmetry Medical, Inc.(a)	131,250	1,368,937
West Pharmaceutical Services, Inc.	121,736	7,355,289
Total		66,571,937
Health Care Providers & Services 3.1%
Air Methods Corp.	124,325	5,568,517
Almost Family, Inc.	29,624	609,958
Amedisys, Inc.(a)	110,389	1,247,396
AMN Healthcare Services, Inc.(a)	158,355	2,232,806
Amsurg Corp.(a)	113,019	3,413,174
Bio-Reference Labs, Inc.(a)	86,965	2,302,833
Centene Corp.(a)	184,214	8,293,314
Chemed Corp.	68,813	5,311,675
Corvel Corp.(a)	21,994	1,056,592
Cross Country Healthcare, Inc.(a)	110,246	628,402
Ensign Group, Inc. (The)	62,339	1,952,458
Gentiva Health Services, Inc.(a)	101,637	1,069,221
Hanger, Inc.(a)	122,184	3,623,977
Healthways, Inc.(a)	121,061	1,555,634
IPC The Hospitalist Co., Inc.(a)	59,521	2,482,026
Kindred Healthcare, Inc.(a)	190,103	2,142,461
Landauer, Inc.	33,726	1,980,053
LHC Group, Inc.(a)	52,730	1,071,474
Magellan Health Services, Inc.(a)	98,636	5,085,672
Molina Healthcare, Inc.(a)	106,364	3,394,075
MWI Veterinary Supply, Inc.(a)	42,910	5,417,817
PharMerica Corp.(a)	105,189	1,507,358
Total		61,946,893
Health Care Technology 0.6%
Computer Programs & Systems, Inc.	37,151	1,937,053
HealthStream, Inc.(a)	70,174	1,501,022
Medidata Solutions, Inc.(a)	79,496	4,143,332
Omnicell, Inc.(a)	118,370	2,133,027
Quality Systems, Inc.	141,918	2,628,321
Total		12,342,755
Life Sciences Tools & Services 0.6%
Affymetrix, Inc.(a)	252,201	1,026,458
Cambrex Corp.(a)	106,548	1,226,367
Enzo Biochem, Inc.(a)	119,113	357,339
Luminex Corp.(a)	134,944	2,277,855

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
PAREXEL International Corp.(a)	209,868	7,280,321
Total		12,168,340
Pharmaceuticals 1.6%
Akorn, Inc.(a)	241,744	3,336,067
Hi-Tech Pharmacal Co., Inc.	39,554	1,463,894
Medicines Co. (The)(a)	192,167	6,112,832
Questcor Pharmaceuticals, Inc.	208,529	6,798,045
Salix Pharmaceuticals Ltd.(a)	178,437	8,716,648
Viropharma, Inc.(a)	235,138	5,864,342
Total		32,291,828
Total Health Care		205,432,454
Industrials 15.1%
Aerospace & Defense 2.0%
AAR Corp.	142,493	2,503,602
Aerovironment, Inc.(a)	67,979	1,503,696
American Science & Engineering, Inc.	29,611	1,851,872
Cubic Corp.	57,232	2,388,864
Curtiss-Wright Corp.	166,897	5,792,995
Engility Holdings, Inc.(a)	59,151	1,116,179
GenCorp, Inc.(a)	215,842	2,600,896
Moog, Inc., Class A(a)	161,799	7,274,483
National Presto Industries, Inc.	17,447	1,325,798
Orbital Sciences Corp.(a)	212,257	3,137,158
Teledyne Technologies, Inc.(a)	131,630	9,685,335
Total		39,180,878
Air Freight & Logistics 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	94,800	4,473,612
Forward Air Corp.	104,809	3,953,396
HUB Group, Inc., Class A(a)	126,662	4,778,957
Total		13,205,965
Airlines 0.3%
Allegiant Travel Co.	54,372	4,365,528
Skywest, Inc.	182,859	2,560,026
Total		6,925,554
Building Products 1.4%
AAON, Inc.	66,497	1,599,918
AO Smith Corp.	138,361	9,896,962
Apogee Enterprises, Inc.	101,265	2,611,624
Gibraltar Industries, Inc.(a)	102,502	1,757,909

Common Stocks (continued)

Issuer	Shares	Value ($)
Griffon Corp.	162,665	1,833,235
NCI Building Systems, Inc.(a)	67,510	1,103,789
Quanex Building Products Corp.	131,739	2,622,923
Simpson Manufacturing Co., Inc.	143,101	4,164,239
Universal Forest Products, Inc.	70,600	2,864,948
Total		28,455,547
Commercial Services & Supplies 2.0%
ABM Industries, Inc.	179,928	4,084,366
Consolidated Graphics, Inc.(a)	29,156	1,125,422
G&K Services, Inc., Class A	68,224	2,842,894
Healthcare Services Group, Inc.	241,646	5,823,668
Interface, Inc.	204,684	3,747,764
Mobile Mini, Inc.(a)	135,339	3,643,326
Tetra Tech, Inc.(a)	227,774	6,573,558
Unifirst Corp.	53,412	4,462,038
United Stationers, Inc.	143,514	5,195,207
Viad Corp.	72,277	1,984,726
Total		39,482,969
Construction & Engineering 0.9%
Aegion Corp.(a)	140,138	3,367,516
Comfort Systems U.S.A., Inc.	133,003	1,659,877
Dycom Industries, Inc.(a)	116,299	2,436,464
EMCOR Group, Inc.	237,394	9,156,287
Orion Marine Group, Inc.(a)	96,883	922,326
Total		17,542,470
Electrical Equipment 1.8%
AZZ, Inc.	90,310	4,033,245
Belden, Inc.	157,551	7,934,269
Brady Corp., Class A	164,141	5,589,001
Encore Wire Corp.	66,344	2,168,785
EnerSys, Inc.(a)	172,974	7,071,177
Franklin Electric Co., Inc.	68,773	4,475,059
II-VI, Inc.(a)	194,618	3,372,730
Powell Industries, Inc.(a)	32,310	1,880,765
Vicor Corp.(a)	70,104	370,149
Total		36,895,180
Machinery 3.6%
Actuant Corp., Class A	260,014	7,907,026
Albany International Corp., Class A	103,057	2,943,308
Astec Industries, Inc.	74,797	2,663,521

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Barnes Group, Inc.	167,960	4,469,416
Briggs & Stratton Corp.	169,564	4,147,535
CIRCOR International, Inc.	62,177	2,591,537
EnPro Industries, Inc.(a)	73,893	3,438,241
ESCO Technologies, Inc.	95,082	3,856,526
Federal Signal Corp.(a)	222,241	1,733,480
John Bean Technologies Corp.	103,193	1,901,847
Kaydon Corp.	114,532	2,864,445
Lindsay Corp.	45,388	3,878,405
Lydall, Inc.(a)	60,613	912,832
Mueller Industries, Inc.	100,235	5,330,497
Standex International Corp.	45,398	2,443,320
Tennant Co.	66,300	3,094,221
Titan International, Inc.	170,320	3,595,455
Toro Co. (The)	209,549	9,450,660
Watts Water Technologies, Inc., Class A	99,870	4,687,898
Total		71,910,170
Professional Services 1.1%
CDI Corp.	49,674	817,634
Dolan Co. (The)(a)	102,800	299,148
Exponent, Inc.(a)	47,175	2,371,487
Heidrick & Struggles International, Inc.	58,342	793,451
Insperity, Inc.	78,732	2,232,052
Kelly Services, Inc., Class A	96,579	1,705,585
Korn/Ferry International(a)	173,382	3,209,301
Navigant Consulting, Inc.(a)	182,502	2,323,251
On Assignment, Inc.(a)	155,522	3,399,711
Resources Connection, Inc.	147,937	1,806,311
TrueBlue, Inc.(a)	143,301	2,778,606
Total		21,736,537
Road & Rail 0.8%
Arkansas Best Corp.	84,995	980,842
Heartland Express, Inc.	163,811	2,222,915
Knight Transportation, Inc.	210,504	3,296,493
Old Dominion Freight Line, Inc.(a)	252,069	9,061,881
Total		15,562,131
Trading Companies & Distributors 0.5%
Applied Industrial Technologies, Inc.	150,001	6,511,544

Common Stocks (continued)

Issuer	Shares	Value ($)
Kaman Corp.	94,706	3,305,239
Total		9,816,783
Total Industrials		300,714,184
Information Technology 17.8%
Communications Equipment 1.6%
Arris Group, Inc.(a)	404,469	7,017,537
Bel Fuse, Inc., Class B	37,540	625,416
Black Box Corp.	58,993	1,431,170
Comtech Telecommunications Corp.	62,057	1,661,887
Digi International, Inc.(a)	94,062	927,451
Harmonic, Inc.(a)	413,066	2,350,346
Ixia(a)	188,456	3,821,888
NETGEAR, Inc.(a)	136,540	4,649,187
Oplink Communications, Inc.(a)	68,244	1,048,228
PC-Tel, Inc.	62,095	429,697
Procera Networks, Inc.(a)	69,580	814,086
Symmetricom, Inc.(a)	145,859	720,544
Viasat, Inc.(a)	142,890	6,710,114
Total		32,207,551
Computers & Peripherals 1.1%
3D Systems Corp.(a)	262,520	9,702,721
Avid Technology, Inc.(a)	108,323	750,678
Electronics for Imaging, Inc.(a)	159,593	3,680,215
Intermec, Inc.(a)	200,210	1,982,079
Intevac, Inc.(a)	83,716	400,163
Super Micro Computer, Inc.(a)	93,932	1,099,004
Synaptics, Inc.(a)	117,524	4,085,134
Total		21,699,994
Electronic Equipment, Instruments & Components 4.1%
Agilysys, Inc.(a)	50,549	465,556
Anixter International, Inc.	95,486	6,580,895
Badger Meter, Inc.	51,043	2,590,943
Benchmark Electronics, Inc.(a)	197,806	3,445,781
Checkpoint Systems, Inc.(a)	144,828	1,717,660
Cognex Corp.	142,540	5,871,223
Coherent, Inc.	85,469	4,936,689
CTS Corp.	120,527	1,181,165
Daktronics, Inc.	132,683	1,354,693
DTS, Inc.(a)	66,823	1,329,778

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Electro Scientific Industries, Inc.	89,138	981,409
FARO Technologies, Inc.(a)	60,551	2,564,335
FEI Co.	135,954	8,611,326
Insight Enterprises, Inc.(a)	158,964	3,055,288
Littelfuse, Inc.	77,892	5,154,114
Measurement Specialties, Inc.(a)	54,703	1,986,813
Mercury Systems, Inc.(a)	115,029	787,949
Methode Electronics, Inc.	125,611	1,646,760
MTS Systems Corp.	55,991	3,023,514
Newport Corp.(a)	136,666	2,234,489
OSI Systems, Inc.(a)	67,037	3,863,342
Park Electrochemical Corp.	69,017	1,746,130
Plexus Corp.(a)	125,159	3,048,873
Radisys Corp.(a)	81,907	343,190
Rofin-Sinar Technologies, Inc.(a)	100,204	2,662,420
Rogers Corp.(a)	59,181	2,823,526
Scansource, Inc.(a)	98,650	2,960,486
SYNNEX Corp.(a)	94,590	3,606,717
TTM Technologies, Inc.(a)	187,068	1,533,958
Total		82,109,022
Internet Software & Services 2.0%
Blucora, Inc.(a)	145,359	2,253,065
comScore, Inc.(a)	115,683	1,843,987
Dealertrack Technologies, Inc.(a)	152,381	4,493,716
Dice Holdings, Inc.(a)	178,705	1,722,716
Digital River, Inc.(a)	126,762	1,805,091
j2 Global, Inc.	153,815	5,488,119
Liquidity Services, Inc.(a)	87,530	2,980,396
LivePerson, Inc.(a)	179,387	2,595,730
LogMeIn, Inc.(a)	79,644	1,422,442
NIC, Inc.	209,815	3,717,922
OpenTable, Inc.(a)	81,072	4,507,603
Perficient, Inc.(a)	118,148	1,368,154
QuinStreet, Inc.(a)	91,564	524,662
Stamps.com, Inc.(a)	50,110	1,222,183
United Online, Inc.	324,588	1,915,069
XO Group, Inc.(a)	87,702	802,473
Total		38,663,328
IT Services 1.9%
CACI International, Inc., Class A(a)	81,439	4,133,029

Common Stocks (continued)

Issuer	Shares	Value ($)
Cardtronics, Inc.(a)	158,633	4,181,566
Ciber, Inc.(a)	238,754	1,062,455
CSG Systems International, Inc.(a)	120,287	2,334,771
ExlService Holdings, Inc.(a)	92,895	2,811,932
Forrester Research, Inc.	51,700	1,419,682
Heartland Payment Systems, Inc.	133,890	4,163,979
Higher One Holdings, Inc.(a)	112,823	1,008,638
iGATE Corp.(a)	108,782	2,078,824
MAXIMUS, Inc.	121,619	8,851,431
Sykes Enterprises, Inc.(a)	139,033	2,066,030
TeleTech Holdings, Inc.(a)	80,485	1,505,874
Virtusa Corp.(a)	71,903	1,506,368
Total		37,124,579
Semiconductors & Semiconductor Equipment 4.4%
Advanced Energy Industries, Inc.(a)	125,668	2,267,051
ATMI, Inc.(a)	114,210	2,501,199
Brooks Automation, Inc.	236,634	2,392,370
Cabot Microelectronics Corp.(a)	82,747	2,827,465
Ceva, Inc.(a)	79,980	1,210,097
Cirrus Logic, Inc.(a)	233,635	5,616,585
Cohu, Inc.	81,231	817,184
Cymer, Inc.(a)	111,044	10,980,031
Diodes, Inc.(a)	128,037	2,551,777
DSP Group, Inc.(a)	77,683	562,425
Entropic Communications, Inc.(a)	315,902	1,393,128
Exar Corp.(a)	163,857	1,925,320
GT Advanced Technologies, Inc.(a)	424,587	1,214,319
Hittite Microwave Corp.(a)	96,697	6,267,900
Kopin Corp.(a)	219,959	708,268
Kulicke & Soffa Industries, Inc.(a)	267,755	2,897,109
Micrel, Inc.	167,688	1,764,078
Microsemi Corp.(a)	322,243	6,647,873
MKS Instruments, Inc.	187,761	5,095,834
Monolithic Power Systems, Inc.	112,648	2,770,014
Nanometrics, Inc.(a)	75,990	1,120,852
Pericom Semiconductor Corp.(a)	76,374	536,145
Power Integrations, Inc.	103,354	4,321,231
Rubicon Technology, Inc.(a)	61,106	315,307
Rudolph Technologies, Inc.(a)	115,385	1,271,543
Sigma Designs, Inc.(a)	119,370	555,070

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
STR Holdings, Inc.(a)	137,738	275,476
Supertex, Inc.	37,237	841,184
Tessera Technologies, Inc.	186,364	3,324,734
TriQuint Semiconductor, Inc.(a)	593,309	2,788,552
Ultratech, Inc.(a)	96,404	3,950,636
Veeco Instruments, Inc.(a)	139,700	4,457,827
Volterra Semiconductor Corp.(a)	89,378	1,371,952
Total		87,540,536
Software 2.7%
Blackbaud, Inc.	161,125	4,479,275
Bottomline Technologies de, Inc.(a)	133,362	3,618,111
Ebix, Inc.	114,378	1,833,479
EPIQ Systems, Inc.	113,985	1,417,973
Interactive Intelligence Group, Inc.(a)	53,105	2,209,699
Manhattan Associates, Inc.(a)	70,897	4,952,864
MicroStrategy, Inc., Class A(a)	31,634	3,222,872
Monotype Imaging Holdings, Inc.	132,051	2,773,071
Netscout Systems, Inc.(a)	128,254	3,261,499
Progress Software Corp.(a)	206,433	4,648,871
Sourcefire, Inc.(a)	107,349	5,757,127
Synchronoss Technologies, Inc.(a)	96,763	2,919,340
Take-Two Interactive Software, Inc.(a)	323,773	4,740,037
Tyler Technologies, Inc.(a)	93,757	5,287,895
VASCO Data Security International, Inc.(a)	102,888	850,884
Websense, Inc.(a)	130,219	1,951,983
Total		53,924,980
Total Information Technology		353,269,990
Materials 6.5%
Chemicals 2.7%
A. Schulman, Inc.	104,528	3,276,953
American Vanguard Corp.	85,086	2,640,219
Balchem Corp.	104,792	4,226,261
Calgon Carbon Corp.(a)	203,506	3,471,812
H.B. Fuller Co.	177,973	7,273,756
Hawkins, Inc.	32,722	1,290,556
Innophos Holdings, Inc.	77,485	3,783,592
Koppers Holdings, Inc.	73,427	3,045,752
Kraton Performance Polymers, Inc.(a)	115,135	2,767,845
LSB Industries, Inc.(a)	67,120	2,600,900

Common Stocks (continued)

Issuer	Shares	Value ($)
OM Group, Inc.(a)	115,518	2,834,812
PolyOne Corp.	317,792	7,242,480
Quaker Chemical Corp.	46,668	2,679,210
Stepan Co.	59,319	3,632,696
Tredegar Corp.	85,948	2,104,007
Zep, Inc.	79,885	1,195,080
Total		54,065,931
Construction Materials 0.9%
Eagle Materials, Inc.	165,857	10,666,264
Headwaters, Inc.(a)	253,823	2,388,474
Texas Industries, Inc.(a)	74,008	4,296,164
Total		17,350,902
Containers & Packaging 0.1%
Myers Industries, Inc.	110,789	1,630,814
Metals & Mining 1.6%
AK Steel Holding Corp.	484,950	1,818,563
AM Castle & Co.(a)	59,331	974,808
AMCOL International Corp.	90,075	2,633,793
Century Aluminum Co.(a)	183,094	1,484,892
Globe Specialty Metals, Inc.	227,593	3,252,304
Haynes International, Inc.	43,854	2,258,481
Kaiser Aluminum Corp.	59,949	3,671,277
Materion Corp.	72,894	2,016,248
Olympic Steel, Inc.	32,724	676,405
RTI International Metals, Inc.(a)	108,198	3,210,235
Stillwater Mining Co.(a)	416,743	5,434,329
Suncoke Energy, Inc.(a)	249,617	4,116,184
Total		31,547,519
Paper & Forest Products 1.2%
Buckeye Technologies, Inc.	138,005	3,826,879
Clearwater Paper Corp.(a)	82,781	4,005,772
Deltic Timber Corp.	38,850	2,773,501
KapStone Paper and Packaging Corp.	136,944	3,648,188
Neenah Paper, Inc.	56,580	1,652,136
PH Glatfelter Co.	152,894	2,775,026
Schweitzer-Mauduit International, Inc.	110,722	4,080,106
Wausau Paper Corp.	165,410	1,632,597
Total		24,394,205
Total Materials		128,989,371

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.3%
Atlantic Tele-Network, Inc.	33,329	1,566,463
Cbeyond, Inc.(a)	106,387	746,837
Cincinnati Bell, Inc.(a)	711,494	2,312,356
General Communication, Inc., Class A(a)	116,047	980,597
Lumos Networks Corp.	52,889	603,992
Total		6,210,245
Wireless Telecommunication Services 0.1%
NTELOS Holdings Corp.	55,089	687,510
U.S.A. Mobility, Inc.	78,279	909,602
Total		1,597,112
Total Telecommunication Services		7,807,357
Utilities 4.0%
Electric Utilities 1.3%
Allete, Inc.	124,726	5,862,122
El Paso Electric Co.	143,120	4,773,052
UIL Holdings Corp.	180,322	7,061,409
UNS Energy Corp.	147,643	6,942,174
Total		24,638,757
Gas Utilities 1.8%
Laclede Group, Inc. (The)	74,832	3,050,152
New Jersey Resources Corp.	148,728	6,627,320
Northwest Natural Gas Co.	95,880	4,367,334
Piedmont Natural Gas Co., Inc.	257,138	8,290,129
South Jersey Industries, Inc.	111,533	6,149,930
Southwest Gas Corp.	164,617	7,457,150
Total		35,942,015

Common Stocks (continued)

Issuer	Shares	Value ($)
Multi-Utilities 0.7%
Avista Corp.	213,219	5,584,206
CH Energy Group, Inc.	53,334	3,473,643
NorthWestern Corp.	132,777	5,175,648
Total		14,233,497
Water Utilities 0.2%
American States Water Co.	68,552	3,630,514
Total Utilities		78,444,783
Total Common Stocks (Cost: $1,316,848,493)		1,939,708,359

Rights —%

Information Technology —%
Electronic Equipment, Instruments & Components —%
Gerber Scientific, Inc.(a)(b)(c)(d)	112,391	—
Total Information Technology		—
Total Rights (Cost: $—)		—

Money Market Funds 2.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(e)(f)	53,859,530	53,859,530
Total Money Market Funds (Cost: $53,859,530)		53,859,530
Total Investments (Cost: $1,370,708,023)		1,993,567,889
Other Assets & Liabilities, Net		(8,609,290)
Net Assets		1,984,958,599

Investments in Derivatives

Futures Contracts Outstanding at February 28, 2013

At February 28, 2013, $2,000,000 was held in a margin deposit account as collateral to cover initial margin requirements on open futures contracts.

Contract Description	Number of Contracts Long (Short)	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Russell 2000 Mini Index	500	45,510,000	March 2013	3,549,283	—

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Negligible market value.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At February 28, 2013, the value of these securities amounted to $0, which represents 0.00% of net assets.

(d)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2013 was $0, representing 0.00% of net assets. Information concerning such security holdings at February 28, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Gerber Scientific, Inc.	08/22/11	—

(e)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(f)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	37,258,392	334,279,753	(317,678,615)	53,859,530	58,331	53,859,530

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Index Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	297,344,626	—	—	297,344,626
Consumer Staples	75,341,954	—	—	75,341,954
Energy	87,636,996	—	—	87,636,996
Financials	404,726,644	—	—	404,726,644
Health Care	205,432,454	—	—	205,432,454
Industrials	300,714,184	—	—	300,714,184
Information Technology	353,269,990	—	—	353,269,990
Materials	128,989,371	—	—	128,989,371
Telecommunication Services	7,807,357	—	—	7,807,357
Utilities	78,444,783	—	—	78,444,783
Total Equity Securities	1,939,708,359	—	—	1,939,708,359
Other
Money Market Funds	53,859,530	—	—	53,859,530
Total Other	53,859,530	—	—	53,859,530
Investments in Securities	1,993,567,889	—	—	1,993,567,889
Derivatives
Assets
Futures Contracts	3,549,283	—	—	3,549,283
Total	1,997,117,172	—	—	1,997,117,172

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Index Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,316,848,493)	$1,939,708,359
Affiliated issuers (identified cost $53,859,530)	53,859,530
Total investments (identified cost $1,370,708,023)	1,993,567,889
Margin deposits on futures contracts	2,000,000
Receivable for:
Investments sold	14,217,590
Capital shares sold	2,614,243
Dividends	1,420,293
Variation margin on futures contracts	48,991
Expense reimbursement due from Investment Manager	57
Due from broker	508,000
Total assets	2,014,377,063
Liabilities
Payable for:
Investments purchased	4,472,190
Capital shares purchased	24,824,572
Investment management fees	5,487
Distribution and/or service fees	5,027
Administration fees	5,487
Plan administration fees	1,941
Compensation of board members	102,265
Other expenses	1,495
Total liabilities	29,418,464
Net assets applicable to outstanding capital stock	$1,984,958,599
Represented by
Paid-in capital	$1,368,477,003
Undistributed net investment income	1,421,240
Accumulated net realized loss	(11,348,793)
Unrealized appreciation (depreciation) on:
Investments	622,859,866
Futures contracts	3,549,283
Total — representing net assets applicable to outstanding capital stock	$1,984,958,599

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Index Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$687,933,544
Shares outstanding	36,216,292
Net asset value per share	$19.00
Class B
Net assets	$11,595,502
Shares outstanding	612,048
Net asset value per share	$18.95
Class I
Net assets	$2,885
Shares outstanding	152
Net asset value per share(a)	$19.01
Class K
Net assets	$9,783,926
Shares outstanding	513,586
Net asset value per share	$19.05
Class R5
Net assets	$80,919
Shares outstanding	4,186
Net asset value per share	$19.33
Class Z
Net assets	$1,275,561,823
Shares outstanding	66,924,378
Net asset value per share	$19.06

(a) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Index Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$33,056,357
Dividends — affiliated issuers	58,331
Income from securities lending — net	1,326,196
Total income	34,440,884
Expenses:
Investment management fees	1,875,113
Distribution and/or service fees
Class A	1,504,811
Class B	132,481
Administration fees	1,875,113
Plan administration fees
Class K(a)	22,940
Compensation of board members	62,847
Line of credit interest expense	206
Other	13,315
Total expenses	5,486,826
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(67,196)
Expense reductions	(4,728)
Total net expenses	5,414,902
Net investment income	29,025,982
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	16,208,334
Futures contracts	6,305,107
Net realized gain	22,513,441
Net change in unrealized appreciation (depreciation) on:
Investments	158,074,960
Futures contracts	1,250,556
Net change in unrealized appreciation (depreciation)	159,325,516
Net realized and unrealized gain	181,838,957
Net increase in net assets resulting from operations	$210,864,939

(a) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Index Fund

Statement of Changes in Net Assets

	Year ended February 28, 2013(a)	Year ended February 29, 2012(b)(c)
Operations
Net investment income	$29,025,982	$18,720,208
Net realized gain	22,513,441	124,014,430
Net change in unrealized appreciation (depreciation)	159,325,516	(37,882,488)
Net increase in net assets resulting from operations	210,864,939	104,852,150
Distributions to shareholders
Net investment income
Class A	(8,835,568)	(3,701,970)
Class B	(92,006)	(12,461)
Class I	(47)	(24)
Class K(d)	(130,672)	(64,558)
Class R5	(43)	—
Class Z	(19,265,834)	(14,626,391)
Net realized gains
Class A	(29,052,987)	(19,220,754)
Class B	(714,002)	(462,560)
Class I	(133)	(70)
Class K(d)	(444,667)	(250,641)
Class R5	(44)	—
Class Z	(54,131,198)	(85,869,199)
Total distributions to shareholders	(112,667,201)	(124,208,628)
Increase (decrease) in net assets from capital stock activity	(411,521,182)	452,887,679
Proceeds from regulatory settlements (Note 7)	—	20,242
Total increase (decrease) in net assets	(313,323,444)	433,551,443
Net assets at beginning of year	2,298,282,043	1,864,730,600
Net assets at end of year	$1,984,958,599	$2,298,282,043
Undistributed net investment income	$1,421,240	$221,253

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c) Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(d) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Index Fund

Statement of Changes in Net Assets (continued)

	Year ended February 28, 2013(a)		Year ended February 29, 2012(b)(c)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions(d)	12,272,612	217,416,726	7,323,046	125,611,197
Fund merger	—	—	20,611,091	361,216,966
Distributions reinvested	2,152,007	36,499,212	1,345,701	22,192,742
Redemptions	(10,363,166)	(183,280,250)	(7,319,115)	(123,339,421)
Net increase	4,061,453	70,635,688	21,960,723	385,681,484
Class B shares
Subscriptions	27,883	494,004	13,734	228,153
Fund merger	—	—	1,666,330	29,135,680
Distributions reinvested	47,789	805,040	29,110	467,212
Redemptions(d)	(445,467)	(7,667,104)	(727,331)	(12,870,503)
Net increase (decrease)	(369,795)	(6,368,060)	981,843	16,960,542
Class I shares
Subscriptions	—	—	152	2,500
Net increase	—	—	152	2,500
Class K shares(e)
Subscriptions	79,667	1,426,562	109,033	1,879,937
Fund merger	—	—	558,110	9,804,641
Distributions reinvested	33,822	575,180	19,581	315,054
Redemptions	(153,729)	(2,719,736)	(132,898)	(2,292,545)
Net increase (decrease)	(40,240)	(717,994)	553,826	9,707,087
Class R5 shares
Subscriptions	4,186	81,292	—	—
Net increase	4,186	81,292	—	—
Class Z shares
Subscriptions	18,712,233	335,164,984	16,655,344	282,842,375
Distributions reinvested	2,446,478	41,655,862	4,048,483	68,860,680
Redemptions	(49,712,101)	(851,972,954)	(18,313,870)	(311,166,989)
Net increase (decrease)	(28,553,390)	(475,152,108)	2,389,957	40,536,066
Total net increase (decrease)	(24,897,786)	(411,521,182)	25,886,501	452,887,679

(a) Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Class B and Class R4 shares are for the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c) Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(d) Includes conversions of Class B shares to Class A shares, if any.

(e) Effective October 25, 2012, Class R4 shares were renamed Class K shares.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Small Cap Index Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$17.75		$18.01		$13.97	$8.58	$17.70
Income from investment operations:
Net investment income	0.24		0.12		0.12	0.08	0.17
Net realized and unrealized gain (loss)	2.14		0.66		4.14	5.40	(7.25)
Total from investment operations	2.38		0.78		4.26	5.48	(7.08)
Less distributions to shareholders:
Net investment income	(0.25)		(0.12)		(0.12)	(0.09)	(0.17)
Net realized gains	(0.88)		(0.92)		(0.10)	—	(1.87)
Total distributions to shareholders	(1.13)		(1.04)		(0.22)	(0.09)	(2.04)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00 (a)	—
Net asset value, end of period	$19.00		$17.75		$18.01	$13.97	$8.58
Total return	14.32%		4.65%		30.55%	63.90%	(42.43%)
Ratios to average net assets(b)(c)
Total gross expenses	0.45	%(d)	0.45%		0.45%	0.45%	0.45	%(d)
Total net expenses(e)	0.45	%(d)(f)	0.45	%(f)	0.45%	0.45%	0.45	%(d)(f)
Net investment income	1.37%		0.74%		0.73%	0.68%	1.15%
Supplemental data
Net assets, end of period (in thousands)	$687,934		$570,806		$183,578	$96,238	$33,273
Portfolio turnover	17%		20%		14%	14%	35%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Small Cap Index Fund

Financial Highlights (continued)

Class B	Year ended February 28, 2013		Year ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$17.73		$17.82
Income from investment operations:
Net investment income	0.11		0.00	(b)
Net realized and unrealized gain	2.13		0.84
Total from investment operations	2.24		0.84
Less distributions to shareholders:
Net investment income	(0.14)		(0.01)
Net realized gains	(0.88)		(0.92)
Total distributions to shareholders	(1.02)		(0.93)
Proceeds from regulatory settlements	—		0.00	(b)
Net asset value, end of period	$18.95		$17.73
Total return	13.45%		4.97%
Ratios to average net assets(c)
Total gross expenses	1.20	%(d)	1.20	%(e)
Total net expenses(f)	1.20	%(d)(g)	1.20	%(e)(g)
Net investment income	0.61%		0.01	%(e)
Supplemental data
Net assets, end of period (in thousands)	$11,596		$17,410
Portfolio turnover	17%		20%

Notes to Financial Highlights

(a)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Small Cap Index Fund

Financial Highlights (continued)

Class I	Year ended February 28, 2013		Year ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$17.76		$16.47
Income from investment operations:
Net investment income	0.29		0.05
Net realized and unrealized gain	2.14		1.87
Total from investment operations	2.43		1.92
Less distributions to shareholders:
Net investment income	(0.30)		(0.17)
Net realized gains	(0.88)		(0.46)
Total distributions to shareholders	(1.18)		(0.63)
Proceeds from regulatory settlements	—		0.00	(b)
Net asset value, end of period	$19.01		$17.76
Total return	14.63%		12.03%
Ratios to average net assets(c)
Total gross expenses	0.18	%(d)	0.17	%(e)
Total net expenses(f)	0.18	%(d)	0.17	%(e)
Net investment income	1.65%		1.09	%(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3
Portfolio turnover	17%		20%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
26

Columbia Small Cap Index Fund

Financial Highlights (continued)

Class K(a)	Year ended February 28, 2013		Year ended February 29, 2012(b)
Per share data
Net asset value, beginning of period	$17.80		$17.87
Income from investment operations:
Net investment income	0.24		0.13
Net realized and unrealized gain	2.14		0.84
Total from investment operations	2.38		0.97
Less distributions to shareholders:
Net investment income	(0.25)		(0.12)
Net realized gains	(0.88)		(0.92)
Total distributions to shareholders	(1.13)		(1.04)
Proceeds from regulatory settlements	—		0.00	(c)
Net asset value, end of period	$19.05		$17.80
Total return	14.27%		5.76%
Ratios to average net assets(d)
Total gross expenses	0.45	%(e)	0.45	%(f)
Total net expenses(g)	0.45	%(e)	0.45	%(f)
Net investment income	1.37%		0.76	%(f)
Supplemental data
Net assets, end of period (in thousands)	$9,784		$9,858
Portfolio turnover	17%		20%

Notes to Financial Highlights

(a)  Effective October 25, 2012, Class R4 shares were renamed Class K shares.

(b)  For the period from March 7, 2011 (commencement of operations) to February 29, 2012.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
27

Columbia Small Cap Index Fund

Financial Highlights (continued)

Class R5	Year ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$17.47
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	2.40
Total from investment operations	2.47
Less distributions to shareholders:
Net investment income	(0.30)
Net realized gains	(0.31)
Total distributions to shareholders	(0.61)
Net asset value, end of period	$19.33
Total return	14.51%
Ratios to average net assets(b)
Total gross expenses	0.24	%(c)
Total net expenses(d)	0.20	%(c)
Net investment income	1.44	%(c)
Supplemental data
Net assets, end of period (in thousands)	$81
Portfolio turnover	17%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
28

Columbia Small Cap Index Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011	2010	2009
Per share data
Net asset value, beginning of period	$17.81		$18.06		$14.01	$8.60	$17.76
Income from investment operations:
Net investment income	0.29		0.16		0.15	0.12	0.21
Net realized and unrealized gain (loss)	2.14		0.66		4.15	5.40	(7.27)
Total from investment operations	2.43		0.82		4.30	5.52	(7.06)
Less distributions to shareholders:
Net investment income	(0.30)		(0.15)		(0.15)	(0.11)	(0.23)
Net realized gains	(0.88)		(0.92)		(0.10)	—	(1.87)
Total distributions to shareholders	(1.18)		(1.07)		(0.25)	(0.11)	(2.10)
Proceeds from regulatory settlements	—		0.00	(a)	—	0.00 (a)	—
Net asset value, end of period	$19.06		$17.81		$18.06	$14.01	$8.60
Total return	14.54%		4.92%		30.81%	64.34%	(42.28%)
Ratios to average net assets(b)(c)
Total gross expenses	0.20	%(d)	0.20%		0.20%	0.20%	0.20	%(d)
Total net expenses(e)	0.20	%(d)(f)	0.20	%(f)	0.20%	0.20%	0.20	%(d)(f)
Net investment income	1.64%		0.96%		0.97%	0.95%	1.39%
Supplemental data
Net assets, end of period (in thousands)	$1,275,562		$1,700,205		$1,681,152	$1,309,989	$660,059
Portfolio turnover	17%		20%		14%	14%	35%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
29

Columbia Small Cap Index Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Small Cap Index Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class I, Class K, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares have no sales charge.

Class B shares may be subject to a maximum Contingent Deferred Sales Charge (CDSC) of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class K shares (formerly Class R4 shares) are not subject to sales charges; however, this share class is closed to new investors. Effective October 25, 2012, Class R4 shares were renamed Class K shares.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or

Annual Report 2013
30

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity contracts	Net assets — unrealized appreciation on futures contracts	3,549,283*

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	6,305,107

Annual Report 2013
31

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	1,250,556

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	6,645

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the

Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires

Annual Report 2013
32

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to 0.10% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.10% of the Fund's average daily net assets.

The Investment Manager, from the administration fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees, plan administration and any extraordinary non-recurring expenses that may arise, including litigation.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $6,123.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The transfer agent fees are payable by the Investment Manager. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $4,728.

Plan Administration Fees

Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Annual Report 2013
33

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee and a monthly distribution fee at the maximum annual rate of 0.25% and 0.75%, respectively, of the average daily net assets attributable to Class B shares of the Fund.

Sales Charges

Sales charges, including CDSCs, received by the Distributor for distributing Fund shares were $2,669 for Class B and shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	0.45%
Class B	1.20
Class I	0.20
Class K	0.45
Class R5*	0.20
Class Z	0.20

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R5 shares) through November 8, 2013.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, reversal of capital gains (losses) on a redemption-in-kind and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$498,175
Accumulated net realized loss	62,724,234
Paid-in capital	(63,222,409)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended	February 28, 2013	February 29, 2012
Ordinary income	$28,324,170	$22,262,162
Long-term capital gains	84,343,031	101,946,466
Total	$112,667,201	$124,208,628

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,454,657
Undistributed accumulated long-term gain	42,366,479
Unrealized appreciation	570,762,239

At February 28, 2013, the cost of investments for federal income tax purposes was $1,422,805,650 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$671,551,673
Unrealized depreciation	(100,789,434)
Net unrealized appreciation	570,762,239

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and

Annual Report 2013
34

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $310,883,705 and $813,743,272, respectively, for the year ended February 28, 2013.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2013, securities and other assets with a value of $528,195,742 were distributed to shareholders to satisfy their redemption requests. The net realized loss on these securities was $57,272,252, which is not deductible by the Fund.

Note 7. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $20,242 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 8. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 9. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 24.0% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $6,000,000 at a weighted average interest rate of 1.24%.
Annual Report 2013
35

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 12. Fund Merger

At the close of business on June 3, 2011, the Fund acquired the assets and assumed the identified liabilities of RiverSource Small Company Index Fund, a series of RiverSource Market Advantage Series, Inc (the acquired fund). The reorganization was completed after shareholders of the acquired fund approved the plan of reorganization on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of the Fund immediately before the acquisition were $1,858,175,305 and the combined net assets immediately after the acquisition were $2,258,332,592.

The merger was accomplished by a tax-free exchange of 77,975,673 shares of the acquired fund valued at $400,157,287 (including $76,110,521 of unrealized appreciation).

In exchange for the acquired fund's shares, the Fund issued the following number of shares:

Shares
Class A	20,611,091
Class B	1,666,330
Class R4	558,110

For financial reporting purposes, net assets received and shares issued by the Fund were recorded at fair value; however, the acquired fund's cost of investments was carried forward.

The financial statements reflect the operations of the Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on March 1, 2011 the Fund's pro-forma net investment income, net realized gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended February 29, 2012 would have been approximately $19.4 million, $134.7 million, $(48.4) million and $105.7 million, respectively.

Note 13. Significant Risks

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that

Annual Report 2013
36

Columbia Small Cap Index Fund

Notes to Financial Statements (continued)

February 28, 2013

relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
37

Columbia Small Cap Index Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Small Cap Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Index Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
38

Columbia Small Cap Index Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations

Qualified Dividend Income	89.21%
Dividends Received Deduction	89.35%
Capital Gain Dividend	$76,588,622

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
39

Columbia Small Cap Index Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
40

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
41

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
42

Columbia Small Cap Index Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
43

Columbia Small Cap Index Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
44

Columbia Small Cap Index Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
45

Columbia Small Cap Index Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN228_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Small Cap Value Fund II

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Value Fund II

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Small Cap Value Fund II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Value Fund II

Performance Overview

Performance Summary

>  Columbia Small Cap Value Fund II (the Fund) Class A shares returned 14.70% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 16.89% for the same 12-month period.

>  Industry allocations generally accounted for the Fund's shortfall relative to the benchmark. Stock selection was a slight detractor from performance.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	05/01/02
Excluding sales charges		14.70	6.75	11.83
Including sales charges		8.11	5.50	11.17
Class B	05/01/02
Excluding sales charges		13.94	5.96	10.99
Including sales charges		8.94	5.64	10.99
Class C	05/01/02
Excluding sales charges		13.87	5.95	11.00
Including sales charges		12.87	5.95	11.00
Class I*	09/27/10	15.31	7.02	11.97
Class R*	01/23/06	14.47	6.49	11.54
Class R4*	11/08/12	14.84	6.78	11.85
Class R5*	11/08/12	14.87	6.78	11.85
Class Y*	11/08/12	14.89	6.79	11.85
Class Z	05/01/02	15.02	7.02	12.12
Russell 2000 Value Index		16.89	6.74	10.96

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Value Fund II

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Value Fund II

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 14.70% excluding sales charges. The Fund underperformed its benchmark, the Russell 2000 Value Index, which returned 16.89% over the same period. Sector allocations — including an underweight in the strong performing financials sector, an overweight in the weak information technology sector and a small cash position — generally accounted for the shortfall relative to the benchmark. Stock selection also had a slight negative impact for the period, as the positive contribution from the Fund's industrials, materials and technology holdings was more than offset by the negative impact of holdings in the energy and consumer discretionary sectors.

A lack of exposure to telecommunication services was positive for the Fund, as it was the weakest performer within the benchmark — and the only small-cap sector with a negative return for the period.

Investors Shrug Off Sluggish Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Against this back drop, small-cap stocks posted strong gains for the year, despite periods of sharp volatility. Value stocks outperformed growth by a sizable margin.

Favorable Stock Selection in Industrials, Materials and Technology

Stock picks in the industrials sector had the biggest positive impact on relative performance, followed by security selection in materials and information technology. Top contributors within industrials included check printing and graphic arts company Deluxe Corp. and wallboard manufacturer USG. Shares of Deluxe posted steep gains, fueled by growth in the non-check parts of the business and by effective cost control. USG's stock soared, as the housing recovery drove improved demand. In materials, stock picks in aggregate helped, as did our decision to trim the metals weight earlier in the year when scrap prices began to fall on weakening demand. Information technology winners included an out-of-benchmark position in German metering company Elster Group, which rallied on news of a takeover.

Security selection in financials also contributed to the Fund's performance relative to the benchmark, led by steep gains from Geo Group, a company that operates correctional and detention facilities. Geo's conversion to a real estate investment trust late in the period helped unlock value and drive gains.

Results in Energy and Consumer Discretionary Lagged

Stock picks in the energy and consumer discretionary sectors hampered relative performance. In energy, companies with natural gas exposure suffered as gas prices dropped early in the period and oil prices increased. Companies that invested to

Portfolio Management

Christian Stadlinger, Ph.D., CFA

Jarl Ginsberg, CFA, CAIA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
First Industrial Realty Trust, Inc.	1.2
American Assets Trust, Inc.	1.2
Avista Corp.	1.2
AMERISAFE, Inc.	1.2
CubeSmart	1.2
Kilroy Realty Corp.	1.2
Trinity Industries, Inc.	1.1
Community Bank System, Inc.	1.1
Sterling Bancorp	1.1
Deluxe Corp.	1.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Small Cap Value Fund II

Manager Discussion of Fund Performance (continued)

shift their mix more toward oil were penalized if they could not quickly deliver cash flow. Individual detractors in the Fund included drilling and production services company Key Energy Services (which we sold) and exploration and production companies Midstates Petroleum and Swift Energy. In consumer discretionary, the stock of for-profit education company Bridgepoint Education — which was not in the Russell benchmark — fell sharply amid news that one of its institutions might be denied future accreditation. We sold the position.

Continued Focus on Security Selection

Although continued modest economic growth could aid stock returns, we rely on bottom-up stock picking that targets small companies with strong underlying earnings prospects and attractively priced shares. We particularly like companies that have been overlooked by analysts on Wall Street, companies in industries that may be out of favor and underperforming companies that are showing evidence of improvement. Security selection will continue to drive industry allocations, which at period end included overweights in health care, industrials and materials, and underweights in consumer discretionary, financials, utilities and energy.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	98.2
Consumer Discretionary	8.5
Consumer Staples	2.3
Energy	6.2
Financials	35.0
Health Care	7.0
Industrials	15.1
Information Technology	12.3
Materials	7.2
Utilities	4.6
Money Market Funds	1.8
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Small Cap Value Fund II

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,155.80		1,018.30	7.00		6.56	1.31
Class B	1,000.00	1,000.00	1,152.00		1,014.58	10.99		10.29	2.06
Class C	1,000.00	1,000.00	1,151.40		1,014.58	10.99		10.29	2.06
Class I	1,000.00	1,000.00	1,158.60		1,020.53	4.60		4.31	0.86
Class R	1,000.00	1,000.00	1,154.30		1,017.06	8.33		7.80	1.56
Class R4	1,000.00	1,000.00	1,176.00	*	1,019.54	3.51	*	5.31	1.06	*
Class R5	1,000.00	1,000.00	1,176.30	*	1,020.23	3.04	*	4.61	0.92	*
Class Y	1,000.00	1,000.00	1,176.60	*	1,020.48	2.88	*	4.36	0.87	*
Class Z	1,000.00	1,000.00	1,156.80		1,019.54	5.67		5.31	1.06

*For the period November 8, 2012 through February 28, 2013. Class R4, R5 and Y shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, for certain classes, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Small Cap Value Fund II

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.0%

Issuer	Shares	Value ($)
Consumer Discretionary 8.6%
Auto Components 1.6%
Tenneco, Inc.(a)	335,000	11,869,050
Tower International, Inc.(a)(b)	950,000	11,438,000
Total		23,307,050
Diversified Consumer Services 1.0%
Stewart Enterprises, Inc., Class A	1,625,000	13,763,750
Hotels, Restaurants & Leisure 1.3%
Krispy Kreme Doughnuts, Inc.(a)	498,100	6,574,920
Sonic Corp.(a)	1,100,000	12,419,000
Total		18,993,920
Household Durables 2.0%
Helen of Troy Ltd.(a)	410,000	15,202,800
KB Home	430,000	8,036,700
Standard Pacific Corp.(a)	725,000	5,901,500
Total		29,141,000
Specialty Retail 2.7%
OfficeMax, Inc.	900,000	10,773,000
Pier 1 Imports, Inc.	505,000	11,347,350
Sonic Automotive, Inc., Class A	650,000	14,521,000
Zale Corp.(a)	702,060	2,759,096
Total		39,400,446
Total Consumer Discretionary		124,606,166
Consumer Staples 2.3%
Food & Staples Retailing 1.0%
Harris Teeter Supermarkets, Inc.	330,000	14,190,000
Food Products 0.5%
Dole Food Co., Inc.(a)	600,000	6,720,000
Personal Products 0.8%
Nu Skin Enterprises, Inc., Class A	300,000	12,360,000
Total Consumer Staples		33,270,000
Energy 6.2%
Energy Equipment & Services 3.4%
Helix Energy Solutions Group, Inc.(a)	550,000	12,875,500
Hercules Offshore, Inc.(a)	2,043,000	13,851,540
Hornbeck Offshore Services, Inc.(a)	340,000	14,450,000
Tesco Corp.(a)	648,600	8,243,706
Total		49,420,746

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.8%
Delek U.S. Holdings, Inc.	270,800	10,117,088
Gulfport Energy Corp.(a)	275,000	11,261,250
Midstates Petroleum Co., Inc.(a)	1,275,000	9,511,500
PDC Energy, Inc.(a)	213,200	9,943,648
Total		40,833,486
Total Energy		90,254,232
Financials 35.3%
Capital Markets 1.9%
Apollo Investment Corp.	838,934	7,290,336
Medley Capital Corp.	751,157	11,252,332
Walter Investment Management(a)	210,000	9,643,200
Total		28,185,868
Commercial Banks 11.4%
Community Bank System, Inc.	560,000	16,167,200
FNB Corp.	657,768	7,472,245
Independent Bank Corp.	475,000	15,052,750
PrivateBancorp, Inc.	575,000	10,298,250
Prosperity Bancshares, Inc.	327,000	15,087,780
Renasant Corp.	641,900	14,128,219
Sandy Spring Bancorp, Inc.	575,000	11,132,000
Sterling Bancorp(b)	1,583,843	16,107,683
Susquehanna Bancshares, Inc.	1,247,001	14,502,622
Texas Capital Bancshares, Inc.(a)	205,000	8,663,300
Umpqua Holdings Corp.	1,150,000	14,432,500
Western Alliance Bancorp(a)	935,000	12,435,500
Wintrust Financial Corp.	272,300	9,938,950
Total		165,418,999
Insurance 7.9%
American Equity Investment Life Holding Co.	945,265	13,120,278
AMERISAFE, Inc.(a)	516,334	16,842,815
Amtrust Financial Services, Inc.	475,000	15,793,750
Argo Group International Holdings Ltd.	290,000	11,014,200
CNO Financial Group, Inc.	1,350,000	14,769,000
National Financial Partners Corp.(a)	725,000	14,253,500
Platinum Underwriters Holdings Ltd.	283,200	14,975,616
Symetra Financial Corp.	1,075,000	14,157,750
Total		114,926,909

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Real Estate Investment Trusts (REITs) 9.9%
American Assets Trust, Inc.	565,000	17,079,950
Brandywine Realty Trust	971,845	13,362,869
CubeSmart	1,125,000	16,582,500
First Industrial Realty Trust, Inc.(a)	1,100,000	17,457,000
Geo Group, Inc. (The)	430,000	14,852,200
Highwoods Properties, Inc.	275,320	10,049,180
Kilroy Realty Corp.	314,000	16,566,640
LaSalle Hotel Properties	375,000	9,521,250
MFA Financial, Inc.	963,618	8,556,928
Omega Healthcare Investors, Inc.	350,000	9,796,500
PennyMac Mortgage Investment Trust	420,000	10,676,400
Total		144,501,417
Thrifts & Mortgage Finance 4.2%
EverBank Financial Corp.	930,000	14,043,000
Flushing Financial Corp.	550,639	8,700,096
Ocwen Financial Corp.(a)	325,000	12,811,500
Oritani Financial Corp.	789,189	11,608,970
Radian Group, Inc.	1,550,000	13,655,500
Total		60,819,066
Total Financials		513,852,259
Health Care 7.0%
Health Care Equipment & Supplies 2.5%
CONMED Corp.	467,000	14,528,370
ICU Medical, Inc.(a)	206,000	11,692,560
Symmetry Medical, Inc.(a)	1,025,000	10,690,750
Total		36,911,680
Health Care Providers & Services 3.8%
Kindred Healthcare, Inc.(a)	1,050,000	11,833,500
LHC Group, Inc.(a)	410,000	8,331,200
Vanguard Health Systems, Inc.(a)	670,000	9,962,900
VCA Antech, Inc.(a)	535,000	11,748,600
WellCare Health Plans, Inc.(a)	230,000	13,153,700
Total		55,029,900
Health Care Technology 0.7%
MedAssets, Inc.(a)	550,000	10,158,500
Total Health Care		102,100,080

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 15.3%
Airlines 0.8%
Alaska Air Group, Inc.(a)	235,000	12,114,250
Building Products 0.9%
USG Corp.(a)	475,000	13,404,500
Commercial Services & Supplies 3.8%
Cenveo, Inc.(a)	1,950,000	4,095,000
Deluxe Corp.	405,000	16,070,400
Steelcase, Inc., Class A	575,000	8,136,250
TMS International Corp., Class A(a)(b)	859,456	11,843,304
United Stationers, Inc.	425,000	15,385,000
Total		55,529,954
Construction & Engineering 1.7%
EMCOR Group, Inc.	298,262	11,503,965
MasTec, Inc.(a)	435,300	13,098,177
Total		24,602,142
Machinery 2.1%
Trinity Industries, Inc.	380,000	16,431,200
Wabash National Corp.(a)	1,450,000	13,833,000
Total		30,264,200
Professional Services 1.1%
Navigant Consulting, Inc.(a)	1,200,000	15,276,000
Road & Rail 1.5%
Swift Transportation Co.(a)	925,000	12,515,250
Werner Enterprises, Inc.	385,000	8,862,700
Total		21,377,950
Trading Companies & Distributors 3.4%
Beacon Roofing Supply, Inc.(a)	260,000	9,594,000
Houston Wire & Cable Co.(b)	506,343	5,893,833
Textainer Group Holdings Ltd.	260,000	10,514,400
Titan Machinery, Inc.(a)	362,701	10,246,303
United Rentals, Inc.(a)	250,000	13,352,500
Total		49,601,036
Total Industrials		222,170,032
Information Technology 12.4%
Communications Equipment 0.9%
Calix, Inc.(a)	524,800	4,497,536
Ciena Corp.(a)	600,000	9,144,000
Total		13,641,536

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Electronic Equipment, Instruments & Components 1.7%
Anixter International, Inc.	153,000	10,544,760
Rofin-Sinar Technologies, Inc.(a)	290,000	7,705,300
Rogers Corp.(a)	145,000	6,917,950
Total		25,168,010
Internet Software & Services 0.8%
Perficient, Inc.(a)	285,000	3,300,300
Saba Software, Inc.(a)	1,000,000	8,740,000
Total		12,040,300
IT Services 2.9%
Global Cash Access Holdings, Inc.(a)	1,424,127	10,111,302
Lender Processing Services, Inc.	431,000	10,585,360
NeuStar, Inc., Class A(a)	315,000	13,812,750
Unisys Corp.(a)	324,600	7,459,308
Total		41,968,720
Semiconductors & Semiconductor Equipment 4.2%
Cirrus Logic, Inc.(a)	275,000	6,611,000
Fairchild Semiconductor International, Inc.(a)	780,000	11,122,800
Integrated Silicon Solution(a)	625,000	5,312,500
IXYS Corp.	1,009,506	10,064,775
Kulicke & Soffa Industries, Inc.(a)	1,200,000	12,984,000
Micrel, Inc.	917,732	9,654,540
Rudolph Technologies, Inc.(a)	508,100	5,599,262
Total		61,348,877
Software 1.9%
Envivio, Inc.(a)	800,000	1,360,000
EPIQ Systems, Inc.	800,000	9,952,000
Mentor Graphics Corp.(a)	871,847	15,440,410
Total		26,752,410
Total Information Technology		180,919,853
Materials 7.3%
Chemicals 0.7%
OM Group, Inc.(a)	425,000	10,429,500
Containers & Packaging 0.9%
Boise, Inc.	1,450,000	12,455,500

Common Stocks (continued)

Issuer	Shares	Value ($)
Metals & Mining 1.6%
Metals U.S.A. Holdings Corp.	750,000	15,555,000
Worthington Industries, Inc.	260,000	7,368,400
Total		22,923,400
Paper & Forest Products 4.1%
Boise Cascade Co.(a)	381,081	10,327,295
Clearwater Paper Corp.(a)	290,000	14,033,100
KapStone Paper and Packaging Corp.	361,000	9,617,040
Neenah Paper, Inc.	449,213	13,117,020
Schweitzer-Mauduit International, Inc.	350,000	12,897,500
Total		59,991,955
Total Materials		105,800,355
Utilities 4.6%
Electric Utilities 1.0%
UIL Holdings Corp.	395,000	15,468,200
Gas Utilities 2.4%
New Jersey Resources Corp.	305,000	13,590,800
South Jersey Industries, Inc.	240,000	13,233,600
Southwest Gas Corp.	171,800	7,782,540
Total		34,606,940
Multi-Utilities 1.2%
Avista Corp.	650,000	17,023,500
Total Utilities		67,098,640
Total Common Stocks (Cost: $1,088,281,896)		1,440,071,617

Money Market Funds 1.8%

Columbia Short-Term Cash Fund, 0.128%(b)(c)	26,045,945	26,045,945
Total Money Market Funds (Cost: $26,045,945)		26,045,945
Total Investments (Cost: $1,114,327,841)		1,466,117,562
Other Assets & Liabilities, Net		(11,399,805)
Net Assets		1,454,717,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividend Income ($)	Value ($)
Columbia Short-Term Cash Fund	38,239,245	541,846,027	(554,039,327)	—	26,045,945	46,288	26,045,945
Houston Wire & Cable Co.*	14,482,596	—	(5,304,275)	(2,706,902)	6,471,419	249,025	5,893,833
Sterling Bancorp	17,506,547	—	(1,321,843)	(118,393)	16,066,311	582,962	16,107,683
TMS International Corp.	12,134,398	—	(866,745)	(131,528)	11,136,125	—	11,843,304
Tower International, Inc.*	13,408,471	329,743	(924,692)	(178,395)	12,635,127	—	11,438,000
Total	95,771,257	542,175,770	(562,456,882)	(3,135,218)	72,354,927	878,275	71,328,765

*At February 28, 2013, the Fund owned less than five percent of the company's outstanding voting shares.

(c)  The rate shown is the seven-day current annualized yield at February 28, 2013.

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Value Fund II

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices inActive Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	124,606,166	—	—	124,606,166
Consumer Staples	33,270,000	—	—	33,270,000
Energy	90,254,232	—	—	90,254,232
Financials	513,852,259	—	—	513,852,259
Health Care	102,100,080	—	—	102,100,080
Industrials	222,170,032	—	—	222,170,032
Information Technology	180,919,853	—	—	180,919,853
Materials	105,800,355	—	—	105,800,355
Utilities	67,098,640	—	—	67,098,640
Total Equity Securities	1,440,071,617	—	—	1,440,071,617
Other
Money Market Funds	26,045,945	—	—	26,045,945
Total Other	26,045,945	—	—	26,045,945
Total	1,466,117,562	—	—	1,466,117,562

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Value Fund II

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $1,061,079,460)	$1,412,120,630
Affiliated issuers (identified cost $53,248,381)	53,996,932
Total investments (identified cost $1,114,327,841)	1,466,117,562
Receivable for:
Investments sold	1,727,559
Capital shares sold	1,890,430
Dividends	1,825,625
Expense reimbursement due from Investment Manager	1,619
Prepaid expenses	4,634
Total assets	1,471,567,429
Liabilities
Payable for:
Investments purchased	6,211,433
Capital shares purchased	10,075,121
Investment management fees	29,779
Distribution and/or service fees	2,464
Transfer agent fees	296,440
Administration fees	2,998
Compensation of board members	67,919
Other expenses	163,518
Total liabilities	16,849,672
Net assets applicable to outstanding capital stock	$1,454,717,757
Represented by
Paid-in capital	$1,060,955,139
Undistributed net investment income	927,915
Accumulated net realized gain	41,044,982
Unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	351,041,170
Investments — affiliated issuers	748,551
Total — representing net assets applicable to outstanding capital stock	$1,454,717,757

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Value Fund II

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$257,083,309
Shares outstanding	15,995,559
Net asset value per share	$16.07
Maximum offering price per share(a)	$17.05
Class B
Net assets	$2,010,123
Shares outstanding	132,105
Net asset value per share	$15.22
Class C
Net assets	$16,190,263
Shares outstanding	1,064,815
Net asset value per share	$15.20
Class I
Net assets	$23,685,224
Shares outstanding	1,462,104
Net asset value per share	$16.20
Class R
Net assets	$15,421,121
Shares outstanding	964,886
Net asset value per share	$15.98
Class R4
Net assets	$2,848
Shares outstanding	173
Net asset value per share(b)	$16.42
Class R5
Net assets	$2,849
Shares outstanding	173
Net asset value per share(b)	$16.42
Class Y
Net assets	$2,848
Shares outstanding	173
Net asset value per share(b)	$16.44
Class Z
Net assets	$1,140,319,172
Shares outstanding	70,417,425
Net asset value per share	$16.19

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Value Fund II

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$29,442,540
Dividends — affiliated issuers	878,275
Income from securities lending — net	870,731
Total income	31,191,546
Expenses:
Investment management fees	11,200,318
Distribution and/or service fees
Class A	855,798
Class B	20,296
Class C	165,520
Class R	87,050
Transfer agent fees
Class A	774,195
Class B	4,558
Class C	37,132
Class R	39,178
Class R4(a)	2
Class Z	2,471,494
Administration fees	1,127,515
Compensation of board members	48,750
Custodian fees	12,598
Printing and postage fees	279,280
Registration fees	203,231
Professional fees	31,950
Other	52,247
Total expenses	17,411,112
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(355,517)
Expense reductions	(140)
Total net expenses	17,055,455
Net investment income	14,136,091
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	199,580,342
Investments — affiliated issuers	(3,135,218)
Net realized gain	196,445,124
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(7,884,481)
Investments — affiliated issuers	578,897
Net change in unrealized appreciation (depreciation)	(7,305,584)
Net realized and unrealized gain	189,139,540
Net increase in net assets resulting from operations	$203,275,631

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Value Fund II

Statement of Changes in Net Assets

	Year ended February 28, 2013(a)	Year ended February 29, 2012
Operations
Net investment income	$14,136,091	$5,480,956
Net realized gain	196,445,124	90,655,128
Net change in unrealized appreciation (depreciation)	(7,305,584)	(138,119,208)
Net increase (decrease) in net assets resulting from operations	203,275,631	(41,983,124)
Distributions to shareholders
Net investment income
Class A	(2,349,976)	(792,164)
Class B	(3,255)	—
Class C	(26,606)	—
Class I	(274,717)	(69,261)
Class R	(89,079)	—
Class R4	(25)	—
Class R5	(26)	—
Class Y	(27)	—
Class Z	(10,764,552)	(4,323,653)
Net realized gains
Class A	(6,552,473)	—
Class B	(43,346)	—
Class C	(354,355)	—
Class I	(492,523)	—
Class R	(339,078)	—
Class R4	(56)	—
Class R5	(56)	—
Class Y	(56)	—
Class Z	(22,798,039)	—
Total distributions to shareholders	(44,088,245)	(5,185,078)
Increase (decrease) in net assets from capital stock activity	(514,033,494)	(68,924,549)
Total decrease in net assets	(354,846,108)	(116,092,751)
Net assets at beginning of year	1,809,563,865	1,925,656,616
Net assets at end of year	$1,454,717,757	$1,809,563,865
Undistributed net investment income	$927,915	$300,087

(a) Class R4, R5 and Y shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Value Fund II

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	3,741,070	54,524,154	13,451,845	182,346,875
Distributions reinvested	583,298	8,323,395	57,361	741,676
Redemptions	(24,756,419)	(363,919,210)	(15,385,558)	(208,855,941)
Net decrease	(20,432,051)	(301,071,661)	(1,876,352)	(25,767,390)
Class B shares
Subscriptions	364	4,913	223	2,904
Distributions reinvested	2,994	40,513	—	—
Redemptions(b)	(41,852)	(574,462)	(49,002)	(644,763)
Net decrease	(38,494)	(529,036)	(48,779)	(641,859)
Class C shares
Subscriptions	20,218	278,710	27,629	365,594
Distributions reinvested	21,899	296,075	—	—
Redemptions	(306,004)	(4,227,095)	(354,210)	(4,652,081)
Net decrease	(263,887)	(3,652,310)	(326,581)	(4,286,487)
Class I shares
Subscriptions	838,970	12,463,105	849,346	12,388,439
Distributions reinvested	53,408	767,133	5,322	69,244
Redemptions	(259,202)	(3,924,399)	(2,002,637)	(27,538,968)
Net increase (decrease)	633,176	9,305,839	(1,147,969)	(15,081,285)
Class R shares
Subscriptions	306,892	4,422,283	569,369	7,806,518
Distributions reinvested	28,949	411,082	—	—
Redemptions	(769,184)	(11,143,741)	(1,037,533)	(14,127,631)
Net decrease	(433,343)	(6,310,376)	(468,164)	(6,321,113)
Class R4 shares
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Class R5 shares
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Class Y shares
Subscriptions	173	2,500	—	—
Net increase	173	2,500	—	—
Class Z shares
Subscriptions	16,561,724	243,481,776	21,007,313	290,129,852
Distributions reinvested	1,806,437	25,950,757	237,550	3,092,901
Redemptions	(32,609,372)	(481,215,983)	(22,438,284)	(310,049,168)
Net decrease	(14,241,211)	(211,783,450)	(1,193,421)	(16,826,415)
Total net decrease	(34,775,291)	(514,033,494)	(5,061,266)	(68,924,549)

(a) Class R4, R5 and Y shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Value Fund II

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.44		$14.77		$11.05		$6.74		$12.21
Income from investment operations:
Net investment income	0.11		0.02		0.00	(a)	0.04		0.11
Net realized and unrealized gain (loss)	1.96		(0.33)		3.74		4.32		(5.47)
Total from investment operations	2.07		(0.31)		3.74		4.36		(5.36)
Less distributions to shareholders:
Net investment income	(0.12)		(0.02)		(0.02)		(0.04)		(0.11)
Net realized gains	(0.32)		—		—		—		—
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.44)		(0.02)		(0.02)		(0.05)		(0.11)
Net asset value, end of period	$16.07		$14.44		$14.77		$11.05		$6.74
Total return	14.70%		(2.08%)		33.89%		64.73%		(44.03%)
Ratios to average net assets(b)
Total gross expenses	1.33%		1.37%		1.36%		1.32%		1.28%
Total net expenses(c)	1.31	%(d)	1.31	%(d)	1.35	%(d)	1.32	%(d)	1.28	%(d)
Net investment income (loss)	0.76%		0.15%		(0.01%)		0.44%		1.05%
Supplemental data
Net assets, end of period (in thousands)	$257,083		$525,941		$565,730		$414,901		$235,871
Portfolio turnover	42%		41%		60%		70%		56%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.70		$14.10		$10.61		$6.49		$11.74
Income from investment operations:
Net investment income (loss)	0.00	(a)	(0.08)		(0.09)		(0.03)		0.03
Net realized and unrealized gain (loss)	1.87		(0.32)		3.58		4.15		(5.24)
Total from investment operations	1.87		(0.40)		3.49		4.12		(5.21)
Less distributions to shareholders:
Net investment income	(0.03)		—		—		—		(0.04)
Net realized gains	(0.32)		—		—		—		—
Total distributions to shareholders	(0.35)		—		—		—		(0.04)
Net asset value, end of period	$15.22		$13.70		$14.10		$10.61		$6.49
Total return	13.94%		(2.84%)		32.89%		63.48%		(44.46%)
Ratios to average net assets(b)
Total gross expenses	2.08%		2.10%		2.11%		2.07%		2.03%
Total net expenses(c)	2.06	%(d)	2.05	%(d)	2.10	%(d)	2.07	%(d)	2.03	%(d)
Net investment income (loss)	0.01%		(0.62%)		(0.77%)		(0.29%)		0.29%
Supplemental data
Net assets, end of period (in thousands)	$2,010		$2,337		$3,093		$3,031		$2,373
Portfolio turnover	42%		41%		60%		70%		56%

Notes to Financial Highlights

(a)  Rounds to $0.00.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.69		$14.09		$10.60		$6.49		$11.73
Income from investment operations:
Net investment income (loss)	(0.00	)(a)	(0.08)		(0.09)		(0.02)		0.03
Net realized and unrealized gain (loss)	1.86		(0.32)		3.58		4.13		(5.23)
Total from investment operations	1.86		(0.40)		3.49		4.11		(5.20)
Less distributions to shareholders:
Net investment income	(0.03)		—		—		—		(0.04)
Net realized gains	(0.32)		—		—		—		—
Total distributions to shareholders	(0.35)		—		—		—		(0.04)
Net asset value, end of period	$15.20		$13.69		$14.09		$10.60		$6.49
Total return	13.87%		(2.84%)		32.92%		63.33%		(44.41%)
Ratios to average net assets(b)
Total gross expenses	2.08%		2.10%		2.11%		2.07%		2.03%
Total net expenses(c)	2.06	%(d)	2.06	%(d)	2.10	%(d)	2.07	%(d)	2.03	%(d)
Net investment income (loss)	(0.00	%)(e)	(0.62%)		(0.77%)		(0.27%)		0.29%
Supplemental data
Net assets, end of period (in thousands)	$16,190		$18,191		$23,321		$23,588		$22,159
Portfolio turnover	42%		41%		60%		70%		56%

Notes to Financial Highlights

(a)  Rounds to $0.00.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to 0.00%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Value Fund II

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012	Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$14.54	$14.87	$11.72
Income from investment operations:
Net investment income (loss)	0.17	0.07	(0.01)
Net realized and unrealized gain (loss)	1.99	(0.32)	3.23
Total from investment operations	2.16	(0.25)	3.22
Less distributions to shareholders:
Net investment income	(0.18)	(0.08)	(0.07)
Net realized gains	(0.32)	—	—
Total distributions to shareholders	(0.50)	(0.08)	(0.07)
Net asset value, end of period	$16.20	$14.54	$14.87
Total return	15.31%	(1.64%)	27.55%
Ratios to average net assets(b)
Total gross expenses	0.86%	0.87%	0.92	%(c)
Total net expenses(d)	0.86%	0.87%	0.92	%(c)(e)
Net investment income (loss)	1.18%	0.52%	(0.12	%)(c)
Supplemental data
Net assets, end of period (in thousands)	$23,685	$12,055	$29,390
Portfolio turnover	42%	41%	60%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.36		$14.71		$11.01		$6.72		$12.17
Income from investment operations:
Net investment income (loss)	0.07		(0.02)		(0.03)		0.02		0.09
Net realized and unrealized gain (loss)	1.96		(0.33)		3.73		4.30		(5.45)
Total from investment operations	2.03		(0.35)		3.70		4.32		(5.36)
Less distributions to shareholders:
Net investment income	(0.09)		—		—		(0.03)		(0.09)
Net realized gains	(0.32)		—		—		—		—
Tax return of capital	—		—		—		(0.00	)(a)	—
Total distributions to shareholders	(0.41)		—		—		(0.03)		(0.09)
Net asset value, end of period	$15.98		$14.36		$14.71		$11.01		$6.72
Total return	14.47%		(2.38%)		33.61%		64.32%		(44.18%)
Ratios to average net assets(b)
Total gross expenses	1.58%		1.60%		1.61%		1.57%		1.53%
Total net expenses(c)	1.56	%(d)	1.56	%(d)	1.60	%(d)	1.57	%(d)	1.53	%(d)
Net investment income (loss)	0.50%		(0.12%)		(0.26%)		0.20%		0.82%
Supplemental data
Net assets, end of period (in thousands)	$15,421		$20,081		$27,450		$22,755		$14,765
Portfolio turnover	42%		41%		60%		70%		56%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Value Fund II

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.41
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain	2.40
Total from investment operations	2.48
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.32)
Total distributions to shareholders	(0.47)
Net asset value, end of period	$16.42
Total return	17.60%
Ratios to average net assets(b)
Total gross expenses	1.11	%(c)
Total net expenses(d)	1.06	%(c)
Net investment income	1.73	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Value Fund II

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.41
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	2.39
Total from investment operations	2.48
Less distributions to shareholders:
Net investment income	(0.15)
Net realized gains	(0.32)
Total distributions to shareholders	(0.47)
Net asset value, end of period	$16.42
Total return	17.63%
Ratios to average net assets(b)
Total gross expenses	0.92	%(c)
Total net expenses(d)	0.92	%(c)
Net investment income	1.87	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Small Cap Value Fund II

Financial Highlights (continued)

Class Y	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$14.43
Income from investment operations:
Net investment income	0.09
Net realized and unrealized gain	2.40
Total from investment operations	2.49
Less distributions to shareholders:
Net investment income	(0.16)
Net realized gains	(0.32)
Total distributions to shareholders	(0.48)
Net asset value, end of period	$16.44
Total return	17.66%
Ratios to average net assets(b)
Total gross expenses	0.87	%(c)
Total net expenses(d)	0.87	%(c)
Net investment income	1.92	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	42%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Small Cap Value Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.54		$14.87		$11.11		$6.78		$12.29
Income from investment operations:
Net investment income	0.15		0.05		0.03		0.07		0.14
Net realized and unrealized gain (loss)	1.97		(0.33)		3.78		4.33		(5.51)
Total from investment operations	2.12		(0.28)		3.81		4.40		(5.37)
Less distributions to shareholders:
Net investment income	(0.15)		(0.05)		(0.05)		(0.06)		(0.14)
Net realized gains	(0.32)		—		—		—		—
Tax return of capital	—		—		—		(0.01)		—
Total distributions to shareholders	(0.47)		(0.05)		(0.05)		(0.07)		(0.14)
Net asset value, end of period	$16.19		$14.54		$14.87		$11.11		$6.78
Total return	15.02%		(1.84%)		34.31%		64.94%		(43.87%)
Ratios to average net assets(a)
Total gross expenses	1.08%		1.11%		1.11%		1.07%		1.03%
Total net expenses(b)	1.06	%(c)	1.06	%(c)	1.10	%(c)	1.07	%(c)	1.03	%(c)
Net investment income	1.01%		0.40%		0.23%		0.68%		1.33%
Supplemental data
Net assets, end of period (in thousands)	$1,140,319		$1,230,960		$1,276,673		$951,951		$540,951
Portfolio turnover	42%		41%		60%		70%		56%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
25

Columbia Small Cap Value Fund II

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Small Cap Value Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that

Annual Report 2013
26

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Annual Report 2013
27

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.70% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended February 28, 2013 was 0.74% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended February 28, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $5,123.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per

Annual Report 2013
28

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.23%
Class B	0.22
Class C	0.22
Class R	0.22
Class R4*	0.24
Class R5*	0.05
Class Z	0.22

*Annualized

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $140.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,787 for Class A, $4,515 for Class B and $105 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 23, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.98
Class R	1.56
Class R4	1.06
Class R5	1.03
Class Y	0.98
Class Z	1.06

Prior to April 23, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.31%
Class B	2.06
Class C	2.06
Class I	0.90
Class R	1.56
Class Z	1.06

Annual Report 2013
29

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for: deferral/reversal of wash sale losses, Trustees' deferred compensation, and reversal of capital gains (losses) on a redemption-in-kind. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net realized gain	$(24,653,586)
Paid-in capital	24,653,586

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Ordinary income	$13,508,263	$5,185,078
Long-term capital gains	30,579,982	—
Total	$44,088,245	$5,185,078

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$995,184
Undistributed accumulated long-term capital gain	43,849,077
Unrealized appreciation	348,985,625

At February 28, 2013, the cost of investments for federal income tax purposes was $1,117,131,937 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$384,670,918
Unrealized depreciation	(35,685,293)
Net unrealized appreciation	$348,985,625

For the year ended February 28, 2013, $91,084,175 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $622,773,827 and $1,161,300,825, respectively, for the year ended February 28, 2013.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended February 28, 2013, securities and other assets with a value of $137,428,434 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $25,040,667, which is not taxable to remaining shareholders in the Fund.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to

Annual Report 2013
30

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, three unaffiliated shareholder accounts owned an aggregate of 47.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 11. Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 12. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 13. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to

Annual Report 2013
31

Columbia Small Cap Value Fund II

Notes to Financial Statements (continued)

February 28, 2013

Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
32

Columbia Small Cap Value Fund II

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Small Cap Value Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
33

Columbia Small Cap Value Fund II

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100.00%
Dividends Received Deduction	100.00%
Capital Gain Dividend	$78,150,512

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
34

Columbia Small Cap Value Fund II

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
35

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
36

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
37

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
38

Columbia Small Cap Value Fund II

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
39

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Annual Report 2013
40

Columbia Small Cap Value Fund II

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Small Cap Value Fund II

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN230_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Marsico International Opportunities Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Marsico International Opportunities Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Marsico International Opportunities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Federal Income Tax Information	32
Trustees and Officers	33
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Marsico International Opportunities Fund

Performance Overview

Performance Summary

>  Columbia Marsico International Opportunities Fund (the Fund) Class A shares returned 7.12% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 9.84% for the same 12-month period.

>  A combination of stock selection and sector allocation detracted from the Fund's returns relative to the benchmark for the period.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	08/01/00
Excluding sales charges		7.12	-2.79	9.34
Including sales charges		0.92	-3.94	8.70
Class B	08/01/00
Excluding sales charges		6.43	-3.50	8.53
Including sales charges		1.43	-3.87	8.53
Class C	08/01/00
Excluding sales charges		6.33	-3.51	8.53
Including sales charges		5.33	-3.51	8.53
Class I*	09/27/10	7.64	-2.47	9.52
Class R*	01/23/06	6.88	-3.03	9.08
Class R4*	11/08/12	7.21	-2.77	9.35
Class Z	08/01/00	7.52	-2.53	9.62
MSCI EAFE Index (Net)		9.84	-1.26	9.39

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Marsico International Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 7.12% excluding sales charges. The Fund's benchmark, the MSCI EAFE Index (Net), returned 9.84%. Stock selection in the telecommunication services, energy and health care sectors accounted for some of this shortfall relative to the index. An overweight relative to the index in the weak-performing information technology sector and underweights in the strong-performing financials and consumer staples sectors also detracted from results. Fund performance was aided by stock selection in the materials, industrials and consumer discretionary sectors. We also did well to underweight the weakest-performing sectors of the index — energy, utilities and materials.

Stock Selection in Energy, Health Care and Telecommunication Services Detracted from Results

Stock selection in energy hurt performance. Oil and gas exploration firms OGX Petróleo e Gás Participações (which was sold) and Tullow Oil each declined sharply. Telecommunications company China Unicom's stock price fell sharply in the period due, in part, to handset subsidies for new subscribers, and the shares were sold. Millicom International Cellular, a mobile phone network provider, also disappointed. In health care, Dublin-based pharmaceutical holding Shire posted a double-digit loss after U.S. regulators approved a generic version of its attention deficit and hyperactivity disorder drug. We continue to hold a position in Shire as we currently find its valuation, strong free cash flow yield and growing product pipeline to be attractive. A few information technology holdings had disappointing performances, including Chinese internet services company Baidu, Check Point Software Technologies, and equipment company Canon, which was sold.

Good Choices in Materials, Consumer Discretionary and Technology Aided Results

Stock selection and an underweight allocation to materials benefitted the Fund's results for the period. Specialty chemical company LyondellBasell Industries contributed positively to performance. The firm's ethylene margins increased during the period, driven by lower feedstock costs in the United States, as ethane supply continued to outpace demand. Consumer discretionary was a strong performing area of the benchmark index and the Fund benefitted from its significant overweight allocation to the sector. In addition, several consumer holdings registered solid gains. Spain-based fashion retailer Inditex's stock price soared and the position was sold. Media companies Kabel Deutschland Holding and British Sky Broadcasting Group posted double-digit stock price gains. Semiconductor positions ARM Holdings, Samsung Electronics and ASML Holding (both sold during the period) posted solid results. To varying degrees, each of these companies reaped the benefits of customer demand for ever smaller, more advanced and pricier chips with applications in the burgeoning global market for smartphones. Other leading individual holdings included Canadian National Railway, pharmaceutical company Roche Holding and brewer Anheuser-Busch InBev.

Currency Management was Beneficial

Active currency management is not a central facet of the Fund's investment process, but fluctuations in major world currencies can affect performance.

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Munish Malhotra, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at February 28, 2013)
AIA Group Ltd. (Hong Kong)	2.9
Nestlé SA, Registered Shares (Switzerland)	2.9
Telecity Group PLC (United Kingdom)	2.9
British Sky Broadcasting Group PLC (United Kingdom)	2.6
Anheuser-Busch InBev NV (Belgium)	2.6
Standard Chartered PLC (United Kingdom)	2.6
Diageo PLC (United Kingdom)	2.6
Shire PLC (United Kingdom)	2.5
LyondellBasell Industries NV, Class A (United States)	2.5
Bayerische Motoren Werke AG (Germany)	2.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Annual Report 2013
4

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

During this 12-month period, currency had a net positive impact, as performance benefitted from the Fund's underweight allocation to securities denominated in the Japanese yen, which weakened in the period.

Looking Ahead

We currently think the U.S. and international economic backdrop is generally improving. However, serious fiscal challenges still remain, both in the United States and abroad, and uncertainty about government economic policy is high. Overseas, the picture has brightened, particularly in emerging markets. Leading indicators have turned up for China, Brazil, Hong Kong and other regions. Emerging market consumption, after retreating in concert with the global slowdown, is showing signs of revival. Even in Japan, there is an improved outlook, as new leadership appears committed to a major stimulus program and improving trade relations with regional strategic partners, such as South Korea. China's economy appears to be snapping back from a rather dismal summer. With inflation remaining relatively calm and bank lending looking more constrained, it appears that China may avoid a hard landing and has more room for policy stimulus if deemed necessary.

In the European Union (EU), credit conditions have improved significantly since the European Central Bank launched its bond-buying program in late summer 2012. Intra-bank lending rates have declined. Corporate credit default swap spreads are currently at two-year lows. Funding markets have been receptive to sovereign debt auctions and borrowing costs have declined significantly. It appears the EU may have averted a worst-case outcome, yet recessionary pressures are intensifying at present and, without fiscal union, the region lacks a cohesive distribution mechanism for policy stimulus. Social unrest is a material risk factor, most recently highlighted by the lack of an outcome in the Italian general election. Another current risk factor for the EU is the degree to which economic growth recovers in the rest of the world, since exports represent a major part of the economies of Germany, Italy, France and the United Kingdom.

With these factors in mind, we are currently emphasizing companies that we believe have a high degree of earnings visibility, unleveraged balance sheets and that are buying back stock and increasing dividends. During the period, we increased the Fund's allocation to the consumer discretionary, financials, consumer staples and health sectors, while reducing its weight in the industrials, energy, materials and telecommunication sectors. At period end, the Fund's largest sector allocations were to consumer discretionary, information technology and financials.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	97.3
Argentina	1.0
Belgium	2.5
Brazil	2.1
Canada	3.1
China	3.1
Denmark	1.6
France	5.4
Germany	6.5
Hong Kong	3.2
Israel	1.5
Japan	13.2
Netherlands	2.1
Norway	1.1
Russian Federation	2.1
Singapore	0.5
South Africa	1.2
South Korea	2.2
Sweden	1.0
Switzerland	8.9
Taiwan	1.0
United Kingdom	23.1
United States	10.9
Money Market Funds	2.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Aerospace & Defense	2.1
Automobiles	6.6
Beverages	6.2
Capital Markets	1.4
Chemicals	2.5
Commercial Banks	7.3
Computers & Peripherals	1.8
Diversified Telecommunication Services	2.1
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.4
Energy Equipment & Services	1.2
Food Products	2.9
Gas Utilities	0.6
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	3.7
Insurance	2.9
Internet & Catalog Retail	2.0
Internet Software & Services	9.1
IT Services	1.0
Machinery	2.9
Media	8.5
Metals & Mining	1.0
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	2.6
Pharmaceuticals	8.3
Real Estate Investment Trusts (REITs)	1.6
Real Estate Management & Development	3.0
Road & Rail	2.2
Semiconductors & Semiconductor Equipment	2.0
Software	1.5
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	3.7
Trading Companies & Distributors	1.5
Wireless Telecommunication Services	1.0
Money Market Funds	2.7
Total	101.5

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
6

Columbia Marsico International Opportunities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,130.50		1,017.65	7.61		7.20	1.44
Class B	1,000.00	1,000.00	1,127.10		1,013.93	11.55		10.94	2.19
Class C	1,000.00	1,000.00	1,126.00		1,013.93	11.54		10.94	2.19
Class I	1,000.00	1,000.00	1,133.50		1,019.84	5.29		5.01	1.00
Class R	1,000.00	1,000.00	1,129.40		1,016.41	8.92		8.45	1.69
Class R4	1,000.00	1,000.00	1,106.50	*	1,019.09	3.68	*	5.76	1.15 *
Class Z	1,000.00	1,000.00	1,132.60		1,018.84	6.35		6.01	1.20

*For the period November 8, 2012 through February 28, 2013. Class R4 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Columbia Marsico International Opportunities Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.8%

Issuer	Shares	Value ($)
Argentina 1.0%
MercadoLibre, Inc.	44,653	3,822,743
Belgium 2.6%
Anheuser-Busch InBev NV	100,370	9,406,160
Brazil 2.1%
BR Malls Participacoes SA	608,000	7,863,393
Canada 3.1%
Canadian National Railway Co.	78,913	8,001,778
IMAX Corp.(a)	137,151	3,524,781
Total		11,526,559
China 3.2%
Baidu, Inc., ADR(a)	59,486	5,398,949
CNOOC Ltd.	2,120,300	4,143,948
ENN Energy Holdings Ltd.	402,000	2,017,474
Total		11,560,371
Denmark 1.6%
Novo Nordisk A/S, Class B	33,257	5,808,104
France 5.5%
BNP Paribas SA	92,691	5,184,593
Pernod-Ricard SA	31,974	4,141,060
Schneider Electric SA	67,132	5,141,839
Unibail-Rodamco SE	24,716	5,704,976
Total		20,172,468
Germany 6.6%
Adidas AG	85,741	7,793,120
Bayerische Motoren Werke AG	91,475	8,410,296
Fresenius SE & Co. KGaA	20,971	2,573,253
Kabel Deutschland Holding AG	61,527	5,326,992
Total		24,103,661
Hong Kong 3.3%
AIA Group Ltd.	2,430,800	10,512,156
Hang Lung Properties Ltd.	377,000	1,461,254
Total		11,973,410
Israel 1.5%
Check Point Software Technologies Ltd.(a)	106,817	5,608,961

Common Stocks (continued)

Issuer	Shares	Value ($)
Japan 13.4%
Dena Co., Ltd.	207,100	5,807,330
FANUC CORP.	38,700	5,967,461
Honda Motor Co., Ltd.	197,700	7,393,705
Hoya Corp.	275,500	5,275,044
Komatsu Ltd.	179,600	4,522,739
Marubeni Corp.	775,000	5,652,743
Mizuho Financial Group, Inc.	3,185,000	7,005,158
Rakuten, Inc.	846,000	7,312,690
Total		48,936,870
Netherlands 2.1%
Ziggo NV	224,923	7,591,923
Norway 1.1%
Seadrill Ltd.	115,252	4,202,714
Russian Federation 2.1%
Yandex NV, Class A(a)	335,495	7,780,129
Singapore 0.5%
Global Logistic Properties Ltd.	891,000	1,827,402
South Africa 1.3%
Naspers Ltd., Class N	70,820	4,573,082
South Korea 2.2%
Hyundai Motor Co.	40,793	8,161,475
Sweden 1.0%
Millicom International Cellular SA, SDR	46,278	3,625,623
Switzerland 9.0%
Dufry AG, Registered Shares(a)	28,073	3,812,129
Nestlé SA, Registered Shares	149,503	10,436,889
Roche Holding AG, Genusschein Shares	34,108	7,804,191
Swatch Group AG (The)	9,913	5,629,855
UBS AG, Registered Shares	333,139	5,263,700
Total		32,946,764
Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	202,977	3,704,330

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 23.5%
ARM Holdings PLC	260,023	3,764,477
Barclays PLC	1,152,507	5,347,537
British Sky Broadcasting Group PLC	738,801	9,507,198
Diageo PLC	310,195	9,301,560
Intercontinental Hotels Group PLC	284,303	8,243,607
Next PLC	63,527	4,040,134
Rolls-Royce Holdings PLC	501,594	7,802,914
Shire PLC	287,621	8,999,128
Standard Chartered PLC	343,141	9,314,426
Telecity Group PLC	733,460	10,380,108
Tullow Oil PLC	295,889	5,435,087
Xstrata PLC	210,733	3,698,673
Total		85,834,849
United States 11.1%
Accenture PLC, Class A	50,351	3,744,100
Liberty Global, Inc., Class C(a)	59,232	3,782,555
LyondellBasell Industries NV, Class A	153,117	8,975,719

Common Stocks (continued)

Issuer	Shares	Value ($)
Perrigo Co.	68,002	7,695,786
Seagate Technology PLC	203,254	6,536,649
Virgin Media, Inc.	95,729	4,441,826
Wynn Resorts Ltd.	45,296	5,295,102
Total		40,471,737
Total Common Stocks (Cost: $287,972,892)		361,502,728

Money Market Funds 2.7%

Columbia Short-Term Cash Fund, 0.128%(b)(c)	9,973,643	9,973,643
Total Money Market Funds (Cost: $9,973,643)		9,973,643

Total Investments (Cost: $297,946,535)	371,476,371
Other Assets & Liabilities, Net	(5,477,880)
Net Assets	365,998,491

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	10,488,856	236,699,999	(237,215,212)	—	9,973,643	14,481	9,973,643

Abbreviation Legend

ADR American Depositary Receipt

SDR Swedish Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Marsico International Opportunities Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	17,044,264	80,204,283	—	97,248,547
Consumer Staples	—	33,285,669	—	33,285,669
Energy	—	13,781,749	—	13,781,749
Financials	7,863,393	51,621,202	—	59,484,595
Health Care	7,695,786	25,184,676	—	32,880,462
Industrials	8,001,778	29,087,696	—	37,089,474
Information Technology	36,595,861	25,226,959	—	61,822,820
Materials	8,975,719	3,698,673	—	12,674,392
Telecommunication Services	—	11,217,546	—	11,217,546
Utilities	—	2,017,474	—	2,017,474
Total Equity Securities	86,176,801	275,325,927	—	361,502,728
Other
Money Market Funds	9,973,643	—	—	9,973,643
Total Other	9,973,643	—	—	9,973,643
Total	96,150,444	275,325,927	—	371,476,371

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Marsico International Opportunities Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $287,972,892)	$361,502,728
Affiliated issuers (identified cost $9,973,643)	9,973,643
Total investments (identified cost $297,946,535)	371,476,371
Foreign currency (identified cost $1)	1
Receivable for:
Investments sold	4,366,046
Capital shares sold	125,295
Dividends	387,792
Reclaims	289,464
Prepaid expenses	2,140
Total assets	376,647,109
Liabilities
Payable for:
Investments purchased	4,732,235
Capital shares purchased	5,686,878
Investment management fees	8,061
Distribution and/or service fees	1,298
Transfer agent fees	65,540
Administration fees	816
Compensation of board members	63,957
Other expenses	89,833
Total liabilities	10,648,618
Net assets applicable to outstanding capital stock	$365,998,491
Represented by
Paid-in capital	$966,168,532
Undistributed net investment income	1,698,106
Accumulated net realized loss	(675,378,532)
Unrealized appreciation (depreciation) on:
Investments	73,529,836
Foreign currency translations	(19,451)
Total — representing net assets applicable to outstanding capital stock	$365,998,491

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Marsico International Opportunities Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$85,963,275
Shares outstanding	7,137,233
Net asset value per share	$12.04
Maximum offering price per share(a)	$12.77
Class B
Net assets	$5,644,657
Shares outstanding	501,451
Net asset value per share	$11.26
Class C
Net assets	$19,402,396
Shares outstanding	1,722,503
Net asset value per share	$11.26
Class I
Net assets	$2,773
Shares outstanding	224
Net asset value per share(b)	$12.40
Class R
Net assets	$1,066,523
Shares outstanding	89,140
Net asset value per share	$11.96
Class R4
Net assets	$2,767
Shares outstanding	224
Net asset value per share(b)	$12.36
Class Z
Net assets	$253,916,100
Shares outstanding	20,651,961
Net asset value per share	$12.30

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Marsico International Opportunities Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$12,179,728
Dividends — affiliated issuers	14,481
Interest	8
Income from securities lending — net	181,930
Foreign taxes withheld	(1,126,797)
Total income	11,249,350
Expenses:
Investment management fees	3,412,658
Distribution and/or service fees
Class A	219,593
Class B	66,189
Class C	214,980
Class R	5,474
Transfer agent fees
Class A	156,311
Class B	11,797
Class C	38,291
Class R	1,951
Class R4(a)	1
Class Z	553,323
Administration fees	885,760
Compensation of board members	26,041
Custodian fees	58,169
Registration fees	100,869
Professional fees	22,612
Line of credit interest expense	3,501
Other	35,217
Total expenses	5,812,737
Expense reductions	(840)
Total net expenses	5,811,897
Net investment income	5,437,453
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	57,720,985
Foreign currency translations	(119,992)
Net realized gain	57,600,993
Net change in unrealized appreciation (depreciation) on:
Investments	(41,667,322)
Foreign currency translations	(9,164)
Forward foreign currency exchange contracts	1,122
Net change in unrealized appreciation (depreciation)	(41,675,364)
Net realized and unrealized gain	15,925,629
Net increase in net assets resulting from operations	$21,363,082

(a) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Marsico International Opportunities Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$5,437,453	$2,428,401
Net realized gain	57,600,993	38,430,553
Net change in unrealized appreciation (depreciation)	(41,675,364)	(139,833,031)
Net increase (decrease) in net assets resulting from operations	21,363,082	(98,974,077)
Increase (decrease) in net assets from capital stock activity	(247,398,822)	(488,348,486)
Total decrease in net assets	(226,035,740)	(587,322,563)
Net assets at beginning of year	592,034,231	1,179,356,794
Net assets at end of year	$365,998,491	$592,034,231
Undistributed (excess of distributions over) net investment income	$1,698,106	$(5,656,758)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Marsico International Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	1,016,881	11,285,228	1,273,100	13,913,096
Redemptions	(2,754,250)	(30,480,105)	(4,255,513)	(46,769,929)
Net decrease	(1,737,369)	(19,194,877)	(2,982,413)	(32,856,833)
Class B shares
Subscriptions	2,689	27,821	8,257	87,801
Redemptions(b)	(293,158)	(3,070,607)	(526,165)	(5,413,370)
Net decrease	(290,469)	(3,042,786)	(517,908)	(5,325,569)
Class C shares
Subscriptions	25,275	264,079	64,246	671,759
Redemptions	(720,687)	(7,571,568)	(1,150,108)	(11,781,850)
Net decrease	(695,412)	(7,307,489)	(1,085,862)	(11,110,091)
Class I shares
Subscriptions	—	—	479	5,731
Redemptions	—	—	(2,806,050)	(33,452,888)
Net decrease	—	—	(2,805,571)	(33,447,157)
Class R shares
Subscriptions	16,220	179,911	20,559	222,038
Redemptions	(73,644)	(815,024)	(126,968)	(1,340,977)
Net decrease	(57,424)	(635,113)	(106,409)	(1,118,939)
Class R4 shares
Subscriptions	224	2,500	—	—
Net increase	224	2,500	—	—
Class Z shares
Subscriptions	1,344,611	14,977,512	6,287,545	72,299,881
Redemptions	(20,592,493)	(232,198,569)	(44,241,556)	(476,789,778)
Net decrease	(19,247,882)	(217,221,057)	(37,954,011)	(404,489,897)
Total net decrease	(22,028,332)	(247,398,822)	(45,452,174)	(488,348,486)

(a) Class R4 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Marsico International Opportunities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.24		$11.96		$10.00		$6.76		$14.58
Income from investment operations:
Net investment income	0.12		0.01		0.05		0.05		0.12	(a)
Net realized and unrealized gain (loss)	0.68		(0.73)		2.08		3.44		(7.82)
Total from investment operations	0.80		(0.72)		2.13		3.49		(7.70)
Less distributions to shareholders:
Net investment income	—		—		(0.17)		(0.25)		—
Net realized gains	—		—		—		—		(0.12)
Total distributions to shareholders	—		—		(0.17)		(0.25)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.04		$11.24		$11.96		$10.00		$6.76
Total return	7.12%		(6.02%)		21.39%		51.97%		(53.26%)
Ratios to average net assets(c)(d)
Total gross expenses	1.49	%(e)	1.53%		1.51	%(e)	1.47%		1.52%
Total net expenses(f)	1.49	%(e)(g)	1.53	%(g)	1.51	%(e)(g)	1.47	%(g)	1.52	%(g)
Net investment income	1.10%		0.06%		0.47%		0.50%		1.05%
Supplemental data
Net assets, end of period (in thousands)	$85,963		$99,757		$141,821		$168,801		$198,012
Portfolio turnover	73%		86%		105%		116%		117%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.58		$11.35		$9.51		$6.38		$13.87
Income from investment operations:
Net investment income (loss)	0.04		(0.07)		(0.03)		(0.03)		0.03	(a)
Net realized and unrealized gain (loss)	0.64		(0.70)		1.98		3.27		(7.40)
Total from investment operations	0.68		(0.77)		1.95		3.24		(7.37)
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.11)		—
Net realized gains	—		—		—		—		(0.12)
Total distributions to shareholders	—		—		(0.11)		(0.11)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.26		$10.58		$11.35		$9.51		$6.38
Total return	6.43%		(6.78%)		20.50%		50.91%		(53.60%)
Ratios to average net assets(c)(d)
Total gross expenses	2.24	%(e)	2.27%		2.26	%(e)	2.22%		2.27%
Total net expenses(f)	2.24	%(e)(g)	2.27	%(g)	2.26	%(e)(g)	2.22	%(g)	2.27	%(g)
Net investment income (loss)	0.40%		(0.65%)		(0.27%)		(0.35%)		0.32%
Supplemental data
Net assets, end of period (in thousands)	$5,645		$8,381		$14,862		$17,810		$15,281
Portfolio turnover	73%		86%		105%		116%		117%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.59		$11.36		$9.51		$6.39		$13.88
Income from investment operations:
Net investment income (loss)	0.04		(0.07)		(0.03)		(0.03)		0.03	(a)
Net realized and unrealized gain (loss)	0.63		(0.70)		1.99		3.26		(7.40)
Total from investment operations	0.67		(0.77)		1.96		3.23		(7.37)
Less distributions to shareholders:
Net investment income	—		—		(0.11)		(0.11)		—
Net realized gains	—		—		—		—		(0.12)
Total distributions to shareholders	—		—		(0.11)		(0.11)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.26		$10.59		$11.36		$9.51		$6.39
Total return	6.33%		(6.78%)		20.60%		50.67%		(53.57%)
Ratios to average net assets(c)(d)
Total gross expenses	2.24	%(e)	2.28%		2.26	%(e)	2.22%		2.27%
Total net expenses(f)	2.24	%(e)(g)	2.28	%(g)	2.26	%(e)(g)	2.22	%(g)	2.27	%(g)
Net investment income (loss)	0.37%		(0.68%)		(0.30%)		(0.35%)		0.30%
Supplemental data
Net assets, end of period (in thousands)	$19,402		$25,608		$39,789		$44,466		$38,668
Portfolio turnover	73%		86%		105%		116%		117%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.52		$12.14		$11.18
Income from investment operations:
Net investment income (loss)	0.17		0.12		(0.01)
Net realized and unrealized gain (loss)	0.71		(0.74)		1.17
Total from investment operations	0.88		(0.62)		1.16
Less distributions to shareholders:
Net investment income	—		—		(0.20)
Total distributions to shareholders	—		—		(0.20)
Net asset value, end of period	$12.40		$11.52		$12.14
Total return	7.64%		(5.11%)		10.44%
Ratios to average net assets(b)(c)
Total gross expenses	1.04	%(d)	1.12%		1.10	%(d)(e)
Total net expenses(f)	1.04	%(d)	1.12	%(g)	1.10	%(d)(e)(g)
Net investment income (loss)	1.50%		1.00%		(0.24	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$34,072
Portfolio turnover	73%		86%		105%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.19		$11.94		$9.99		$6.73		$14.56
Income from investment operations:
Net investment income (loss)	0.10		(0.02)		0.01		0.01		0.06	(a)
Net realized and unrealized gain (loss)	0.67		(0.73)		2.09		3.45		(7.77)
Total from investment operations	0.77		(0.75)		2.10		3.46		(7.71)
Less distributions to shareholders:
Net investment income	—		—		(0.15)		(0.20)		—
Net realized gains	—		—		—		—		(0.12)
Total distributions to shareholders	—		—		(0.15)		(0.20)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$11.96		$11.19		$11.94		$9.99		$6.73
Total return	6.88%		(6.28%)		21.08%		51.73%		(53.40%)
Ratios to average net assets(c)(d)
Total gross expenses	1.74	%(e)	1.77%		1.76	%(e)	1.72%		1.77%
Total net expenses(f)	1.74	%(e)(g)	1.77	%(g)	1.76	%(e)(g)	1.72	%(g)	1.77	%(g)
Net investment income (loss)	0.88%		(0.17%)		0.12%		0.15%		0.58%
Supplemental data
Net assets, end of period (in thousands)	$1,067		$1,640		$3,020		$3,327		$2,592
Portfolio turnover	73%		86%		105%		116%		117%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$11.17
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	1.16
Total from investment operations	1.19
Net asset value, end of period	$12.36
Total return	10.65%
Ratios to average net assets(b)
Total gross expenses	1.15	%(c)(d)
Total net expenses(e)	1.15	%(c)(d)
Net investment income	0.93	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	73%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Marsico International Opportunities Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.44		$12.15		$10.15		$6.87		$14.79
Income from investment operations:
Net investment income	0.16		0.04		0.07		0.06		0.15	(a)
Net realized and unrealized gain (loss)	0.70		(0.75)		2.13		3.52		(7.95)
Total from investment operations	0.86		(0.71)		2.20		3.58		(7.80)
Less distributions to shareholders:
Net investment income	—		—		(0.20)		(0.30)		—
Net realized gains	—		—		—		—		(0.12)
Total distributions to shareholders	—		—		(0.20)		(0.30)		(0.12)
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.30		$11.44		$12.15		$10.15		$6.87
Total return	7.52%		(5.84%)		21.75%		52.47%		(53.17%)
Ratios to average net assets(c)(d)
Total gross expenses	1.24	%(e)	1.28%		1.26	%(e)	1.22%		1.27%
Total net expenses(f)	1.24	%(e)(g)	1.28	%(g)	1.26	%(e)(g)	1.22	%(g)	1.27	%(g)
Net investment income	1.40%		0.38%		0.67%		0.65%		1.32%
Supplemental data
Net assets, end of period (in thousands)	$253,916		$456,645		$945,793		$968,569		$824,068
Portfolio turnover	73%		86%		105%		116%		117%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Marsico International Opportunities Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2013
24

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of

Annual Report 2013
25

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investment made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to 0.80% of the Fund's average daily net assets. The effective investment management fee rate for the year ended February 28, 2013 was 0.80% of the Fund's average daily net assets.

Prior to June 30, 2012, to the extent that the Fund was not benefitting from a separate contractual expense limitation arrangement, the Investment Manager contractually agreed to waive a portion of its investment management fee. In the absence of a separate contractual expense limitation arrangement, the investment management fee waiver for the Fund was equal to a percentage of the Fund's pro-rata portion of the combined average daily net assets of the Fund and other affiliated funds managed by the Investment Manager and sub-advised by Marsico Capital Management, LLC (Marsico), at a rate that increased from 0.00% to 0.10% as the combined daily net assets increased.

For the year ended February 28, 2013, no investment management fees were waived for the Fund.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The effective administration fee rate for the year ended February 28, 2013 was 0.21% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $2,307.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value

Annual Report 2013
26

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class R	0.18
Class R4	0.16	*
Class Z	0.18

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $840.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $18,959 for Class A, $7,973 for Class B and $258 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.49%
Class B	2.24
Class C	2.24
Class I	1.11
Class R	1.74
Class R4*	1.24
Class Z	1.24

*Annual rate is contractual from November 8, 2012 (the commencement of operations of Class R4 shares) through November 8, 2013.

Annual Report 2013
27

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.60%
Class B	2.35
Class C	2.35
Class I	1.25
Class R	1.85
Class Z	1.35

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and passive foreign investment company (PFIC) holdings. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$1,917,411
Accumulated net realized gain	(1,917,411)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 28, 2013 and February 29, 2012, there were no distributions.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,728,037
Accumulated realized loss	(671,495,970)
Unrealized appreciation	67,649,425

At February 28, 2013, the cost of investments for federal income tax purposes was $303,826,946 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$71,487,448
Unrealized depreciation	(3,838,023)
Net unrealized appreciation	$67,649,425

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	250,947,376
2018	420,548,594
Total	671,495,970

For the year ended February 28, 2013, $38,623,495 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $308,834,246 and $545,114,584, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement

Annual Report 2013
28

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

(the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, two unaffiliated shareholder accounts owned an aggregate of 63.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $14,542,857 at a weighted average interest rate of 1.22%.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a

Annual Report 2013
29

Columbia Marsico International Opportunities Fund

Notes to Financial Statements (continued)

February 28, 2013

plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Annual Report 2013
30

Columbia Marsico International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Marsico International Opportunities Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
31

Columbia Marsico International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Foreign Taxes Paid	$601,944
Foreign Source Income	$9,559,996

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
32

Columbia Marsico International Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
33

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
34

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
35

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
36

Columbia Marsico International Opportunities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
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Annual Report 2013
40

Columbia Marsico International Opportunities Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Marsico International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN189_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia International Value Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia International Value Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia International Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	8
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	13
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	27
Federal Income Tax Information	28
Columbia International Value Master Portfolio	29
Portfolio of Investments	30
Financial Statements	34
Financial Highlights	37
Notes to Financial Statements	38
Report of Independent Registered Public Accounting Firm	43
Trustees and Officers	44
Important Information About This Report	49

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia International Value Fund

Performance Overview

Performance Summary

>  Columbia International Value Fund (the Fund) Class A shares returned 1.56% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund's benchmark, the MSCI EAFE Value Index (Net), returned 9.68% for the same 12-month period.

>  The Fund had more exposure than the benchmark to Brazil and less exposure to Australia and the financials sector, which generally accounted for its underperformance versus the benchmark during the period. Additionally, stock selection within the commercial banks and pharmaceuticals industries had a negative effect and represented a drag on relative performance.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/27/95
Excluding sales charges		1.56	-2.37	9.19
Including sales charges		-4.27	-3.52	8.54
Class B	05/22/98
Excluding sales charges		0.84	-3.07	8.38
Including sales charges		-4.04	-3.38	8.38
Class C	06/15/98
Excluding sales charges		0.85	-3.10	8.37
Including sales charges		-0.13	-3.10	8.37
Class I*	09/27/10	2.00	-2.90	8.89
Class R*	09/27/10	1.39	-2.65	8.87
Class R4*	11/08/12	1.65	-2.35	9.19
Class R5*	11/08/12	1.64	-2.36	9.19
Class Z	12/27/95	1.86	-2.12	9.46
MSCI EAFE Value Index (Net)		9.68	-1.84	9.58

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI Europe, Australasia, Far East (EAFE) Value Index (Net) is a subset of the MSCI EAFE Index (Net), and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index (Net), and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as, higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia International Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia International Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia International Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 1.56% excluding sales charges. The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), which returned 9.68% for the same period. International stock markets closed broadly higher during the 12-month period, despite continued concerns about the viability of the euro zone. Growing optimism over improving global economic conditions outside developed Europe helped fuel equity market gains worldwide. During the period, the Fund's overweight in Brazil and significant underweight allocations to Australia and to the financials sector accounted for the majority of the underperformance versus the benchmark. Additionally, stock selection within the commercial banks and pharmaceuticals industries had a negative effect and represented a drag on relative performance. It is important to note that the Fund's bottom-up, fundamental approach to security selection remains the key driver of country, sector and industry allocations.

Portfolio Activity

During the fiscal year, holdings in the financials, telecommunications services and information technology sectors detracted from relative performance. These included Banco Santander Brasil, Telecom Italia and France Telecom, as well as Japan's Fujifilm and TDK Corp.

From a country perspective, holdings in Brazil had the greatest negative impact on returns, led by electric utilities firm Eletrobras, energy company Petrobras and telecommunications firm TIM Participacoes.

The Fund's holdings in the materials, consumer discretionary and consumer staples sectors aided relative performance. Mexico-based Cemex, one of the world's largest materials suppliers and cement producers, Japanese automaker Toyota and France's Carrefour, a multinational retailer, all delivered solid returns for the year.

Research Drove Portfolio Changes

Driven by its pursuit to invest in attractively valued companies and to sell their shares at prices estimated to be close to their true worth, security-specific buying and selling shifted the Fund's sector weights during the period. Sales included shares of Switzerland-based chemicals company Akzo Nobel, France-based communications equipment company Alcatel-Lucent and Germany's Deutsche Bank, AG. The Fund added positions in Banco Santander Brasil, Brazil's third largest full service private sector bank; Germany's automaker Daimler AG and France's GDF Suez, the world's largest utility company by market capitalization.

Looking Ahead

Although the Fund delivered positive returns, it was a challenging period relative to its benchmark. However, we continue to believe that the Fund is well positioned for the period ahead, and we remain firmly committed to the value investing philosophy.

Portfolio Management

Brandes Investment Partners, L.P.

Brent Woods, CFA

Amelia Maccoun Morris, CFA

Jeffery Germain, CFA

Luiz Sauerbronn

Shingo Omura, CFA

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia International Value Fund

Manager Discussion of Fund Performance (continued)

Top Ten Holdings (%) (at February 28, 2013)
CRH PLC (Ireland)	3.1
GDF Suez (France)	3.1
Total SA (France)	3.1
BP PLC (United Kingdom)	3.0
Nippon Telegraph & Telephone Corp. (Japan)	2.9
Carrefour SA (France)	2.8
TE Connectivity Ltd. (Switzerland)	2.7
Swiss Re AG (Switzerland)	2.4
AstraZeneca PLC (United Kingdom)	2.2
Daiichi Sankyo Co., Ltd. (Japan)	2.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled Master Portfolio's "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	98.8
Brazil	5.8
France	14.0
Germany	3.2
Ireland	3.1
Italy	5.9
Japan	27.1
Mexico	2.1
Netherlands	5.9
Russian Federation	1.6
South Korea	1.6
Spain	1.0
Sweden	1.9
Switzerland	6.7
United Kingdom	18.3
United States	0.6
Money Market Funds	1.2
Total	100.0

Percentages indicated are based upon total investments. The Master Portfolio's portfolio composition is subject to change.

Annual Report 2013
5

Columbia International Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,082.80		1,017.55	7.54		7.30	1.46
Class B	1,000.00	1,000.00	1,079.30		1,013.84	11.39		11.03	2.21
Class C	1,000.00	1,000.00	1,078.60		1,013.84	11.39		11.03	2.21
Class I	1,000.00	1,000.00	1,085.30		1,019.49	5.53		5.36	1.07
Class R	1,000.00	1,000.00	1,082.30		1,016.31	8.83		8.55	1.71
Class R4	1,000.00	1,000.00	1,086.40	*	1,018.79	3.84	*	6.06	1.21	*
Class R5	1,000.00	1,000.00	1,086.40	*	1,019.39	3.46	*	5.46	1.09	*
Class Z	1,000.00	1,000.00	1,084.90		1,018.79	6.25		6.06	1.21

*For the period November 8, 2012 through February 28, 2013. Class R4 and Class R5 shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia International Value Fund

Portfolio of Investments

February 28, 2013

Investment Company 100.2%

Value ($)
Investment in Columbia Funds Master Investment Trust LLC, Columbia International Value Master Portfolio(a)	651,082,560
Total Investments	651,082,560
Other Assets & Liabilities, Net	(1,102,326)
Net Assets	649,980,234

Notes to Portfolio of Investments:

(a)  The financial statements of Columbia International Value Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with Columbia International Value Fund's financial statements.

Columbia International Value Fund Invests only in Columbia International Value Master Portfolio (the Master Portfolio). At February 28, 2013, Columbia International Value Fund owned 91.0% of the Master Portfolio. Columbia International Value Master Portfolio was invested in the following industries at February 28, 2013.

Summary of Investments in Securities by Industry (%) (at February 28, 2013)
Automobiles	4.3
Capital Markets	1.7
Commercial Banks	8.5
Commercial Services & Supplies	1.2
Communications Equipment	1.8
Computers & Peripherals	0.6
Construction Materials	4.2
Diversified Telecommunication Services	10.3
Electric Utilities	0.5
Electronic Equipment, Instruments & Components	4.7
Food & Staples Retailing	9.0
Food Products	1.7
Insurance	7.7
Media	1.6
Metals & Mining	1.6
Multiline Retail	2.0
Multi-Utilities	3.0
Office Electronics	1.9
Oil, Gas & Consumable Fuels	11.3
Pharmaceuticals	14.0
Semiconductors & Semiconductor Equipment	0.9
Specialty Retail	1.2
Wireless Telecommunication Services	4.1
Money Market Funds	1.2
Total	99.0

Percentages indicated are based upon the Master Portfolio's net assets. The Master Portfolio's portfolio composition is subject to change.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia International Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Columbia International Value Master Portfolio (identified cost $731,564,934)	$651,082,560
Receivable from Master Portfolio	51,645
Receivable for:
Capital shares sold	1,181,791
Expense reimbursement due from Investment Manager	3,370
Prepaid expenses	3,094
Total assets	652,322,460
Liabilities
Disbursements in excess of cash	51,645
Payable for:
Capital shares purchased	1,942,035
Distribution and/or service fees	1,896
Transfer agent fees	166,139
Administration fees	3,039
Compensation of board members	33,664
Other expenses	143,808
Total liabilities	2,342,226
Net assets applicable to outstanding capital stock	$649,980,234
Represented by
Paid-in capital	$1,262,314,736
Excess of distributions over net investment income	(4,672,914)
Accumulated net realized loss	(527,179,214)
Unrealized appreciation (depreciation) on:
Investments	(80,482,374)
Total — representing net assets applicable to outstanding capital stock	$649,980,234

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia International Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$168,944,194
Shares outstanding	13,147,454
Net asset value per share	$12.85
Maximum offering price per share(a)	$13.63
Class B
Net assets	$518,061
Shares outstanding	41,810
Net asset value per share	$12.39
Class C
Net assets	$26,193,245
Shares outstanding	2,121,000
Net asset value per share	$12.35
Class I
Net assets	$2,239
Shares outstanding	179
Net asset value per share(b)	$12.48
Class R
Net assets	$97,988
Shares outstanding	7,616
Net asset value per share	$12.87
Class R4
Net assets	$2,618
Shares outstanding	200
Net asset value per share(b)	$13.10
Class R5
Net assets	$695,878
Shares outstanding	53,142
Net asset value per share	$13.09
Class Z
Net assets	$453,526,011
Shares outstanding	34,925,529
Net asset value per share	$12.99

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia International Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income allocated from Master Portfolio:
Dividends — unaffiliated issuers	$50,156,442
Dividends — affiliated issuers	18,772
Interest	71,816
Income from securities lending — net	1,216,040
Foreign taxes withheld	(5,194,049)
Expenses allocated from Master Portfolio(a)	(9,214,434)
Line of credit interest expense allocated from Master Portfolio	(11,031)
Total income	37,043,556
Expenses:
Distribution and/or service fees
Class A	481,054
Class B	6,286
Class C	290,049
Class R	251
Transfer agent fees
Class A	384,165
Class B	1,254
Class C	57,906
Class R	103
Class R4(b)	1
Class R5(b)	10
Class Z	1,589,441
Administration fees	1,734,302
Compensation of board members	2,788
Printing and postage fees	297,198
Registration fees	184,633
Professional fees	8,217
Other	3,997
Total expenses	5,041,655
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,437,231)
Expense reductions	(1,120)
Total net expenses	3,603,304
Net investment income	33,440,252
Realized and unrealized gain (loss) — net
Net realized gain (loss) allocated from Master Portfolio on:
Investments	(136,747,530)
Foreign currency translations	178,746
Net realized loss	(136,568,784)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	116,298,605
Net change in unrealized appreciation (depreciation)	116,298,605
Net realized and unrealized loss	(20,270,179)
Net increase in net assets resulting from operations	$13,170,073

(a) Net expenses allocated from Master Portfolio include the Fund's pro-rata portion of the Master Portfolio's investment management fees, administration fees, compensation of board members, custodian fees and other expenses.

(b) For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia International Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013(a)	Year Ended February 29, 2012
Operations
Net investment income	$33,440,252	$40,306,342
Net realized loss allocated from Master Portfolio	(136,568,784)	(101,422,275)
Net change in unrealized appreciation (depreciation) allocated from Master Portfolio	116,298,605	(107,890,152)
Net increase (decrease) in net assets resulting from operations	13,170,073	(169,006,085)
Distributions to shareholders
Net investment income
Class A	(6,459,913)	(8,774,790)
Class B	(16,623)	(27,711)
Class C	(822,662)	(1,145,212)
Class I	(92)	(33,455)
Class R	(3,062)	(82)
Class R4	(93)	—
Class R5	(95)	—
Class Z	(29,203,054)	(36,299,996)
Tax return of capital
Class A	(222,193)	—
Class B	(572)	—
Class C	(28,296)	—
Class I	(3)	—
Class R	(105)	—
Class R4	(3)	—
Class R5	(3)	—
Class Z	(1,004,458)	—
Total distributions to shareholders	(37,761,227)	(46,281,246)
Increase (decrease) in net assets from capital stock activity	(511,679,724)	(337,926,958)
Proceeds from regulatory settlements (Note 5)	—	81,090
Total decrease in net assets	(536,270,878)	(553,133,199)
Net assets at beginning of year	1,186,251,112	1,739,384,311
Net assets at end of year	$649,980,234	$1,186,251,112
Excess of distributions over net investment income	$(4,672,914)	$(2,445,137)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia International Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013(a)		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	2,747,144	34,280,047	3,807,023	51,147,403
Distributions reinvested	355,352	4,458,659	500,111	6,030,999
Redemptions	(7,141,317)	(89,527,344)	(11,441,576)	(156,058,831)
Net decrease	(4,038,821)	(50,788,638)	(7,134,442)	(98,880,429)
Class B shares
Subscriptions	3,954	46,229	15,890	209,769
Distributions reinvested	1,199	14,561	1,770	20,511
Redemptions(b)	(26,993)	(324,804)	(52,388)	(673,782)
Net decrease	(21,840)	(264,014)	(34,728)	(443,502)
Class C shares
Subscriptions	116,197	1,393,386	249,459	3,293,863
Distributions reinvested	48,183	583,499	65,034	752,044
Redemptions	(805,033)	(9,611,764)	(1,521,712)	(19,861,019)
Net decrease	(640,653)	(7,634,879)	(1,207,219)	(15,815,112)
Class I shares
Subscriptions	—	—	29,397	431,921
Distributions reinvested	—	—	2,341	33,356
Redemptions	—	—	(2,291,500)	(33,085,036)
Net decrease	—	—	(2,259,762)	(32,619,759)
Class R shares
Subscriptions	7,905	98,959	411	4,831
Distributions reinvested	245	3,086	—	—
Redemptions	(1,126)	(13,522)	—	—
Net increase	7,024	88,523	411	4,831
Class R4 shares
Subscriptions	200	2,500	—	—
Net increase	200	2,500	—	—
Class R5 shares
Subscriptions	53,142	719,869	—	—
Net increase	53,142	719,869	—	—
Class Z shares
Subscriptions	16,323,796	204,554,101	20,014,598	273,478,830
Distributions reinvested	2,021,034	25,616,171	2,074,910	25,186,240
Redemptions	(53,114,547)	(683,973,357)	(36,032,727)	(488,838,057)
Net decrease	(34,769,717)	(453,803,085)	(13,943,219)	(190,172,987)
Total net decrease	(39,410,665)	(511,679,724)	(24,578,959)	(337,926,958)

(a) Class R4 and Class R5 shares are for the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia International Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Columbia International Value Master Portfolio. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.14		$15.12		$13.48		$9.40		$18.95
Income from investment operations:
Net investment income	0.39		0.39		0.22		0.33	(a)	0.52
Net realized and unrealized gain (loss)	(0.20)		(1.88)		1.81		3.96		(7.83)
Total from investment operations	0.19		(1.49)		2.03		4.29		(7.31)
Less distributions to shareholders:
Net investment income	(0.46)		(0.49)		(0.39)		(0.21)		(0.53)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.02)		—		—		—		(0.01)
Total distributions to shareholders	(0.48)		(0.49)		(0.39)		(0.21)		(2.24)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.85		$13.14		$15.12		$13.48		$9.40
Total return	1.56%		(9.51%)		15.47%		45.57%		(42.59%)
Ratios to average net assets(c)
Total gross expenses	1.57	%(d)	1.53	%(d)	1.48	%(d)	1.42	%(d)	1.38	%(d)
Total net expenses(e)	1.43	%(d)(f)	1.41	%(d)(f)	1.48	%(d)(f)	1.42	%(d)(f)	1.38	%(d)(f)
Net investment income	3.09%		2.87%		1.61%		2.56%		3.31%
Supplemental data
Net assets, end of period (in thousands)	$168,944		$225,747		$367,847		$380,578		$241,097

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.68		$14.61		$13.02		$9.09		$18.39
Income from investment operations:
Net investment income	0.29		0.27		0.21		0.24	(a)	0.37
Net realized and unrealized gain (loss)	(0.19)		(1.81)		1.67		3.82		(7.53)
Total from investment operations	0.10		(1.54)		1.88		4.06		(7.16)
Less distributions to shareholders:
Net investment income	(0.38)		(0.39)		(0.29)		(0.13)		(0.43)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.01)		—		—		—		(0.01)
Total distributions to shareholders	(0.39)		(0.39)		(0.29)		(0.13)		(2.14)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.39		$12.68		$14.61		$13.02		$9.09
Total return	0.84%		(10.28%)		14.75%		44.61%		(43.01%)
Ratios to average net assets(c)
Total gross expenses	2.32	%(d)	2.27	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)
Total net expenses(e)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)	2.13	%(d)(f)
Net investment income	2.41%		2.05%		1.62%		1.95%		2.43%
Supplemental data
Net assets, end of period (in thousands)	$518		$807		$1,437		$8,476		$18,743

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.64		$14.56		$12.99		$9.08		$18.37
Income from investment operations:
Net investment income	0.28		0.27		0.12		0.22	(a)	0.34
Net realized and unrealized gain (loss)	(0.18)		(1.80)		1.74		3.82		(7.49)
Total from investment operations	0.10		(1.53)		1.86		4.04		(7.15)
Less distributions to shareholders:
Net investment income	(0.38)		(0.39)		(0.29)		(0.13)		(0.43)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.01)		—		—		—		(0.01)
Total distributions to shareholders	(0.39)		(0.39)		(0.29)		(0.13)		(2.14)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.35		$12.64		$14.56		$12.99		$9.08
Total return	0.85%		(10.24%)		14.62%		44.44%		(43.00%)
Ratios to average net assets(c)
Total gross expenses	2.32	%(d)	2.28	%(d)	2.23	%(d)	2.17	%(d)	2.13	%(d)
Total net expenses(e)	2.18	%(d)(f)	2.16	%(d)(f)	2.23	%(d)(f)	2.17	%(d)(f)	2.13	%(d)(f)
Net investment income	2.35%		2.10%		0.89%		1.81%		2.28%
Supplemental data
Net assets, end of period (in thousands)	$26,193		$34,910		$57,793		$63,914		$49,750

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia International Value Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$12.77		$15.27		$13.93
Income from investment operations:
Net investment income (loss)	0.40		0.70		(0.00	)(b)
Net realized and unrealized gain (loss)	(0.16)		(2.65)		1.67
Total from investment operations	0.24		(1.95)		1.67
Less distributions to shareholders:
Net investment income	(0.51)		(0.55)		(0.33)
Tax return of capital	(0.02)		—		—
Total distributions to shareholders	(0.53)		(0.55)		(0.33)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.48		$12.77		$15.27
Total return	2.00%		(12.47%)		12.22%
Ratios to average net assets(c)
Total gross expenses	1.13	%(d)	1.06	%(d)	1.07	%(d)(e)
Total net expenses(f)	1.04	%(d)	1.06	%(d)(g)	1.07	%(d)(e)(g)
Net investment income (loss)	3.31%		4.77%		(0.05	%)(e)
Supplemental data
Net assets, end of period (in thousands)	$2		$2		$34,506

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Annualized.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia International Value Fund

Financial Highlights (continued)

Class R	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$13.15		$15.15		$13.78
Income from investment operations:
Net investment income	0.15		0.25		0.02
Net realized and unrealized gain (loss)	0.02	(b)	(1.79)		1.60
Total from investment operations	0.17		(1.54)		1.62
Less distributions to shareholders:
Net investment income	(0.44)		(0.46)		(0.25)
Tax return of capital	(0.01)		—		—
Total distributions to shareholders	(0.45)		(0.46)		(0.25)
Proceeds from regulatory settlements	—		0.00	(c)	0.00	(c)
Net asset value, end of period	$12.87		$13.15		$15.15
Total return	1.39%		(9.90%)		11.92%
Ratios to average net assets(d)
Total gross expenses	1.85	%(e)	1.86	%(e)	1.77	%(e)(f)
Total net expenses(g)	1.70	%(e)(h)	1.64	%(e)(h)	1.77	%(e)(f)(h)
Net investment income	1.16%		1.94%		0.40	%(f)
Supplemental data
Net assets, end of period (in thousands)	$98		$8		$3

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia International Value Fund

Financial Highlights (continued)

Class R4	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$12.51
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain	1.05	(b)
Total from investment operations	1.07
Less distributions to shareholders:
Net investment income	(0.46)
Tax return of capital	(0.02)
Total distributions to shareholders	(0.48)
Net asset value, end of period	$13.10
Total return	8.64%
Ratios to average net assets(c)
Total gross expenses	1.31	%(d)(e)
Total net expenses(f)	1.21	%(d)(e)
Net investment income	0.59	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia International Value Fund

Financial Highlights (continued)

Class R5	Year Ended February 28, 2013(a)
Per share data
Net asset value, beginning of period	$12.51
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain	1.00	(b)
Total from investment operations	1.07
Less distributions to shareholders:
Net investment income	(0.47)
Tax return of capital	(0.02)
Total distributions to shareholders	(0.49)
Net asset value, end of period	$13.09
Total return	8.64%
Ratios to average net assets(c)
Total gross expenses	1.28	%(d)(e)
Total net expenses(f)	1.09	%(d)(e)
Net investment income	1.88	%(d)
Supplemental data
Net assets, end of period (in thousands)	$696

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to February 28, 2013.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia International Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.27		$15.28		$13.62		$9.49		$19.10
Income from investment operations:
Net investment income	0.42		0.42		0.26		0.36	(a)	0.50
Net realized and unrealized gain (loss)	(0.19)		(1.90)		1.83		4.01		(7.83)
Total from investment operations	0.23		(1.48)		2.09		4.37		(7.33)
Less distributions to shareholders:
Net investment income	(0.49)		(0.53)		(0.43)		(0.24)		(0.57)
Net realized gains	—		—		—		—		(1.70)
Tax return of capital	(0.02)		—		—		—		(0.01)
Total distributions to shareholders	(0.51)		(0.53)		(0.43)		(0.24)		(2.28)
Proceeds from regulatory settlements	—		0.00	(b)	0.00	(b)	0.00	(b)	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00	(b)	0.00	(b)
Net asset value, end of period	$12.99		$13.27		$15.28		$13.62		$9.49
Total return	1.86%		(9.35%)		15.74%		45.94%		(42.41%)
Ratios to average net assets(c)
Total gross expenses	1.32	%(d)	1.27	%(d)	1.23	%(d)	1.17	%(d)	1.13	%(d)
Total net expenses(e)	1.18	%(d)(f)	1.16	%(d)(f)	1.23	%(d)(f)	1.17	%(d)(f)	1.13	%(d)(f)
Net investment income	3.35%		3.09%		1.85%		2.76%		3.20%
Supplemental data
Net assets, end of period (in thousands)	$453,526		$924,777		$1,277,799		$1,187,812		$844,122

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.13 per share.

(b)  Rounds to zero.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense allocated from Master Portfolio which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia International Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia International Value Fund (the Feeder Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

The value of the Feeder Fund's investment in Columbia International Value Master Portfolio (the Master Portfolio) included in the Statement of Assets and Liabilities reflects the Feeder Fund's proportionate amount of beneficial interest in the net assets of the Master Portfolio, which is equal to 91.0% at February 28, 2013. The financial statements of the Master Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund that is managed by Columbia Management Investment Advisers, LLC (the Investment Manager), not registered under the 1940 Act, and whose financial statements are not presented here, also invests in the Master Portfolio.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Feeder Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class R5 and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Feeder Fund no longer accepts investments by new or existing investors in the Feeder Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Feeder Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class R4 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are only available to investors purchasing through authorized investment professionals. Class R5 shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Feeder Fund in the preparation of its financial statements.

Security Valuation

The Feeder Fund invests all or substantially all of its assets in the Master Portfolio, an open-end management investment company having the same investment objectives as the Feeder Fund. See the Notes to Financial Statements for the Master Portfolio included elsewhere in this report for the Master Portfolio's valuation policies.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Feeder Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such

Annual Report 2013
21

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Expenses

General expenses of the Trust are allocated to the Feeder Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Feeder Fund are charged to the Feeder Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Feeder Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

The Feeder Fund records its proportionate share of investment income, realized and unrealized gains (losses) and expenses reported by the Master Portfolio on a daily basis. The investment income, realized and unrealized gains (losses) and expenses are allocated daily to investors of the Master Portfolio based upon the relative value of their investment in the Master Portfolio.

Federal Income Tax Status

The Feeder Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Feeder Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Feeder Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Feeder Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Feeder Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Feeder Fund level, based on statutory rates. The Feeder Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its Feeder Fund. In addition, certain of the Feeder Fund's contracts with its service providers contain general indemnification clauses. The Feeder Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Feeder Fund cannot be determined, and the Feeder Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Annual Report 2013
22

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The Feeder Fund indirectly pays for investment management and subadvisory services and a portion of the administrative services through its investment in the Master Portfolio (see Notes to Financial Statements of the Master Portfolio).

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Feeder Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.17% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Feeder Fund or the Board of Trustees (the Board), including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Feeder Fund and Board expenses is facilitated by a company providing limited administrative services to the Feeder Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $2,762.

Compensation of Board Members

Board members are compensated for their services to the Feeder Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Feeder Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Feeder Fund's liability for these amounts is adjusted for market value changes and remains in the Feeder Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Feeder Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Feeder Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Feeder Fund that is a percentage of the average aggregate value of the Feeder Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Feeder Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares.

For the year ended February 28, 2013, the Feeder Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class R4	0.17	*
Class R5	0.02	*
Class Z	0.20

*Annualized.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Feeder Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $1,120.

Distribution and Service Fees

The Feeder Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Feeder Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Feeder Fund.

Annual Report 2013
23

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Feeder Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Feeder Fund. The Plans also required the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Feeder Fund and the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.75% and 0.50% of the average daily net assets attributable to Class B, Class C and Class R shares, respectively.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Feeder Fund shares were $66,038 for Class A, $486 for Class B and $884 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.46%
Class B	2.21
Class C	2.21
Class I	1.07
Class R	1.71
Class R4*	1.21
Class R5*	1.12
Class Z	1.21

*Annnual rate is contractual from November 8, 2012 (the commencement of operations of each share class) through November 8, 2013.

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Feeder Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Feeder Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	0.97
Class R	1.62
Class Z	1.12

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Feeder Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, passive foreign investment company (PFIC) holdings and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Feeder Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$837,565
Accumulated net realized loss	(964,352)
Paid-in capital	126,787

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Annual Report 2013
24

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$36,505,594	$46,281,246
Tax return of capital	1,255,633	—
Total	$37,761,227	$46,281,246

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed accumulated long-term gain	—
Unrealized depreciation	N/A*

*See the Master Portfolio notes to financial statements for tax basis information.

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2018	185,725,377
2019	68,376,538
Unlimited long-term	171,398,112
Total	425,500,027

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Feeder Fund will elect to treat late year ordinary losses of $2,206,883 and post-October capital losses of $98,895,321 as arising on March 1, 2013.

Management of the Feeder Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Feeder Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Regulatory Settlements

During the year ended February 29, 2012, the Feeder Fund received $81,090 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Feeder Fund's portion of the proceeds from the settlement (the Feeder Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 6. Shareholder Concentration

At February 28, 2013, three unaffiliated shareholder accounts owned 55.8% of the outstanding shares of the Feeder Fund. The Feeder Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Feeder Fund.

Note 7. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 8. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 9. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota

Annual Report 2013
25

Columbia International Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
26

Columbia International Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2013

Annual Report 2013
27

Columbia International Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	76.21%
Foreign Taxes Paid	$2,220,842
Foreign Source Income	$32,418,866

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
28

Columbia Funds Master Investment Trust, LLC

Columbia International Value Master Portfolio Annual Report

February 28, 2013

The following pages should be read in conjunction with Columbia International Value Fund's Annual Report.

29

Columbia International Value Master Portfolio

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%

Issuer	Shares	Value ($)
Brazil 5.7%
Banco Santander Brasil SA, ADR	1,038,900	7,594,359
Centrais Eletricas Brasileiras SA, ADR	1,096,040	3,825,180
Petroleo Brasileiro SA, ADR	733,143	12,265,482
Telefonica Brasil SA, ADR	294,756	7,769,768
Tim Participacoes SA, ADR	439,070	9,554,163
Total		41,008,952
France 13.9%
Carrefour SA	724,092	19,693,793
France Telecom SA	1,255,470	12,108,949
GDF Suez	1,134,818	21,421,032
Natixis	1,287,146	5,326,019
Renault SA	84,100	5,312,264
Sanofi	150,686	14,230,458
Total SA	428,981	21,417,176
Total		99,509,691
Germany 3.1%
Daimler AG, Registered Shares	179,327	10,652,221
Deutsche Telekom AG, Registered Shares	1,103,100	11,821,358
Total		22,473,579
Ireland 3.1%
CRH PLC	1,007,198	21,850,508
Italy 5.9%
ENI SpA	667,087	15,182,745
Intesa Sanpaolo SpA	6,061,838	9,760,120
Italcementi SpA, Savings Shares	890,500	2,629,191
Telecom Italia SpA, Savings Shares	22,133,310	14,313,005
Total		41,885,061
Japan 26.9%
Astellas Pharma, Inc.	212,200	11,462,571
Canon, Inc.	374,400	13,549,299
Dai Nippon Printing Co., Ltd.	966,000	8,489,982
Daiichi Sankyo Co., Ltd.	852,600	15,248,924
FUJIFILM Holdings Corp.	432,305	8,299,063
Mitsubishi UFJ Financial Group, Inc.	1,729,931	9,588,019
MS&AD Insurance Group Holdings, Inc.	452,100	9,349,526
Nippon Telegraph & Telephone Corp.	446,100	20,383,511

Common Stocks (continued)

Issuer	Shares	Value ($)
NKSJ Holdings, Inc.	359,750	7,608,338
Ono Pharmaceutical Co., Ltd.	182,500	9,685,086
Rohm Co., Ltd.	191,400	6,789,780
Seven & I Holdings Co., Ltd.	237,200	6,923,405
Sumitomo Mitsui Financial Group, Inc.	209,742	8,370,612
Sumitomo Mitsui Trust Holdings, Inc.	1,436,000	5,574,221
Taisho Pharmaceutical Holdings Co., Ltd.	100,999	6,956,272
Takeda Pharmaceutical Co., Ltd.	237,700	12,285,770
TDK Corp.	185,000	6,378,667
Tokio Marine Holdings, Inc.	386,800	10,904,166
Toyota Motor Corp.	283,900	14,580,986
Total		192,428,198
Mexico 2.1%
America Movil SAB de CV, Class L, ADR	443,600	9,266,804
Cemex SAB de CV, ADR(a)	524,695	5,635,224
Total		14,902,028
Netherlands 5.8%
Aegon NV	1,833,373	10,913,431
Koninklijke Ahold NV	1,016,432	14,585,706
Unilever NV-CVA	314,449	12,194,767
Wolters Kluwer NV	198,500	3,946,107
Total		41,640,011
Russian Federation 1.5%
Lukoil OAO, ADR	171,900	11,091,848
South Korea 1.6%
POSCO	34,205	11,140,176
Spain 1.0%
Telefonica SA	554,896	7,242,696
Sweden 1.8%
Telefonaktiebolaget LM Ericsson, Class B	1,081,068	13,142,105
Switzerland 6.7%
Swiss Re AG	205,800	16,461,231
TE Connectivity Ltd.	464,643	18,646,124
UBS AG, Registered Shares	791,630	12,508,000
Total		47,615,355

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
30

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
United Kingdom 18.1%
AstraZeneca PLC	346,885	15,729,558
Barclays PLC	1,501,007	6,964,549
BP PLC	3,102,300	20,802,556
GlaxoSmithKline PLC	665,648	14,668,725
HSBC Holdings PLC	689,939	7,641,539
ITV PLC	3,904,676	7,333,528
J Sainsbury PLC	1,694,829	8,868,900
Kingfisher PLC	2,063,100	8,642,658
Marks & Spencer Group PLC	2,540,880	14,265,453
Vodafone Group PLC	4,205,890	10,549,199
Wm Morrison Supermarkets PLC	3,598,665	14,149,120
Total		129,615,785

Common Stocks (continued)

Issuer	Shares	Value ($)
United States 0.6%
Seagate Technology PLC	140,900	4,531,344
Total Common Stocks (Cost: $784,598,651)		700,077,337
Money Market Funds 1.2%
Columbia Short-Term Cash Fund, 0.128%(b)(c)	8,630,043	8,630,043
Total Money Market Funds (Cost: $8,630,043)		8,630,043
Total Investments (Cost: $793,228,694)		708,707,380
Other Assets & Liabilities, Net		6,884,452
Net Assets		715,591,832

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	47,968,082	512,203,264	(551,541,303)	—	8,630,043	20,397	8,630,043

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
31

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
32

Columbia International Value Master Portfolio

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	64,733,217	—	64,733,217
Consumer Staples	—	76,415,691	—	76,415,691
Energy	23,357,330	57,402,477	—	80,759,807
Financials	7,594,359	120,969,771	—	128,564,130
Health Care	—	100,267,364	—	100,267,364
Industrials	—	8,489,982	—	8,489,982
Information Technology	23,177,468	48,158,914	—	71,336,382
Materials	5,635,224	35,619,875	—	41,255,099
Telecommunication Services	26,590,735	76,418,718	—	103,009,453
Utilities	3,825,180	21,421,032	—	25,246,212
Total Equity Securities	90,180,296	609,897,041	—	700,077,337
Other
Money Market Funds	8,630,043	—	—	8,630,043
Total Other	8,630,043	—	—	8,630,043
Total	98,810,339	609,897,041	—	708,707,380

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
33

Columbia International Value Master Portfolio

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $784,598,651)	$700,077,337
Affiliated issuers (identified cost $8,630,043)	8,630,043
Total investments (identified cost $793,228,694)	708,707,380
Foreign currency (identified cost $6)	6
Receivable from feeder funds	7,995
Receivable for:
Dividends	6,563,850
Reclaims	500,833
Prepaid expenses	773
Total assets	715,780,837
Liabilities
Payable to feeder funds	51,645
Payable for:
Investment management fees	16,404
Administration fees	982
Compensation of board members	59,515
Expense reimbursement due to Investment Manager	54
Other expenses	60,405
Total liabilities	189,005
Net assets applicable to outstanding capital stock	$715,591,832

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
34

Columbia International Value Master Portfolio

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$54,489,821
Dividends — affiliated issuers	20,397
Interest	77,853
Income from securities lending — net	1,318,414
Foreign taxes withheld	(5,638,727)
Total income	50,267,758
Expenses:
Investment management fees	9,074,397
Administration fees	555,578
Compensation of board members	20,942
Custodian fees	135,264
Professional fees	30,638
Line of credit interest expense	12,065
Other	358,649
Total expenses	10,187,533
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(151,300)
Total net expenses	10,036,233
Net investment income	40,231,525
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(155,058,993)
Foreign currency translations	81,985
Net realized loss	(154,977,008)
Net change in unrealized appreciation (depreciation) on:
Investments	133,135,078
Foreign currency translations	(43,868)
Net change in unrealized appreciation (depreciation)	133,091,210
Net realized and unrealized loss	(21,885,798)
Net increase in net assets resulting from operations	$18,345,727
The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
35

Columbia International Value Master Portfolio

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment income	$40,231,525	$50,576,529
Net realized loss	(154,977,008)	(114,304,604)
Net change in unrealized appreciation (depreciation)	133,091,210	(120,829,715)
Net increase (decrease) in net assets resulting from operations	18,345,727	(184,557,790)
Contributions and withdrawals
Contributions	95,990,171	278,469,573
Withdrawals	(689,416,929)	(781,643,335)
Net contributions (withdrawals)	(593,426,758)	(503,173,762)
Total decrease in net assets	(575,081,031)	(687,731,552)
Net assets at beginning of year	1,290,672,863	1,978,404,415
Net assets at end of year	$715,591,832	$1,290,672,863

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
36

Columbia International Value Master Portfolio

Financial Highlights

The following table shows certain financial information for evaluating the Portfolio's results. Total returns are not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
	2013		2012		2011		2010		2009
Total return	2.14%		(9.07%)		16.11%		46.24%		(42.12%)
Ratios to average net assets(a)(b)
Total gross expenses	0.91	%(c)	0.88	%(c)	0.86	%(c)	0.87	%(c)	0.84	%(c)
Total net expenses(d)	0.90	%(c)	0.88	%(c)	0.86	%(c)(e)	0.87	%(c)(e)	0.84	%(c)(e)
Net investment income	3.61%		3.41%		2.21%		3.08%		3.58%
Supplemental data
Portfolio turnover	13%		16%		7%		22%		5%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Master Portfolio bears directly, the Master Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Certain line items from prior years have been reclassified to conform to the current presentation.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
37

Columbia International Value Master Portfolio

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Funds Master Investment Trust, LLC (the Master Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Information presented in these financial statements pertains to Columbia International Value Master Portfolio (the Master Portfolio).

The following investors were invested in the Master Portfolio at February 28, 2013:

Columbia International Value Fund (the Feeder Fund)	91.0%
Columbia Management Private Funds VII, LLC — International Value Fund	9.0

The Master Portfolio serves as a master portfolio for the Columbia International Value Fund which operates as a feeder fund in a master/feeder structure.

Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains (losses) of the Master Portfolio.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Master Portfolio in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Master Portfolio does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Annual Report 2013
38

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost if the Master Portfolio still owns the applicable securities on the payment date. If the Master Portfolio no longer owns the applicable securities, the proceeds are recorded as realized gains.

Federal Income Tax Status

The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio's assets, income and distributions will be managed in such a way that the Feeder Fund will be able to continue to qualify as a registered investment company by investing its assets through its Master Portfolio.

Foreign Taxes

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Master Portfolio level, based on statutory rates. The Master Portfolio accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable.

Guarantees and Indemnifications

Under the Master Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Master Trust or its Master Portfolio. In addition, certain of the Master Portfolio's contracts with its service providers contain general indemnification clauses. The Master Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Master Portfolio cannot be determined, and the Master Portfolio has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Master Portfolio. The Master Portfolio's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Master Portfolio. The investment management fee is an annual fee that is equal to a percentage of the Master Portfolio's average daily net assets that declines from 0.85% to 0.66% as the Master Portfolio's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.81% of the Master Portfolio's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Brandes Investment Partners, L.P. (Brandes), the subadviser of the Master Portfolio. The Investment

Annual Report 2013
39

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

Manager compensates Brandes to manage the investment of the Master Portfolio's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Master Portfolio Administrator. The Master Portfolio pays the Master Portfolio Administrator an annual fee for administration and accounting services equal to 0.05% of the Master Portfolio's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Master Portfolio or the Board, including: Master Portfolio boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Master Portfolio and Board expenses is facilitated by a company providing limited administrative services to the Master Portfolio and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,339.

Compensation of Board Members

Board members are compensated for their services to the Master Portfolio as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Master Portfolio, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Master Portfolio's liability for these amounts is adjusted for market value changes and remains in the Master Portfolio until distributed in accordance with the Plan.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affilates have voluntarily agreed to waive fees and/or reimburse certain expenses (excluding certain fees and expenses, such as brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any) so that the Master Portfolio's ordinary net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Master Portfolio's custodian, do not exceed the annual rate of 0.90% of the Master Portfolio's average daily net assets. This arrangement may be modified or terminated by the Investment Manager at any time.

Note 4. Federal Tax Information

At February 28, 2013, the cost of investments for federal income tax purposes was $799,072,706 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$65,403,541
Unrealized depreciation	(155,768,867)
Net unrealized depreciation	$(90,365,326)

Management of the Master Portfolio has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Master Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $135,695,191 and $652,291,744, respectively, for the year ended February 28, 2013.

Note 6. Lending of Portfolio Securities

Effective December 19, 2012, the Master Portfolio no longer participates in securities lending activity. Prior to that date, the Master Portfolio participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Master Portfolio. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Master Portfolio into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Master Portfolio received income for lending its securities either in the form of fees or

Annual Report 2013
40

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Master Portfolio continued to earn and accrue interest and dividends on the securities loaned.

Note 7. Affiliated Money Market Fund

The Master Portfolio may invest its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Master Portfolio and other affiliated funds. The income earned by the Master Portfolio from such investments is included as "Dividends from affiliates" in the Statement of Operations. As an investing fund, the Master Portfolio indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Line of Credit

The Master Portfolio has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Master Portfolio may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Master Portfolio and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Master Portfolio also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended February 28, 2013, the average daily loan balance outstanding on days when borrowing existed was $10,265,714 at a weighted average interest rate of 1.21%.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

Effective on or about June 1, 2013, the Investment Manager will assume day-to-day management responsibilities for the Master Portfolio from Brandes. Prior to the Effective Date, Brandes will continue to serve as subadviser of the Master Portfolio.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with

Annual Report 2013
41

Columbia International Value Master Portfolio

Notes to Financial Statements (continued)

February 28, 2013

the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
42

Columbia International Value Master Portfolio

Report of Independent Registered Public Accounting Firm

To the Holders and Trustees of Columbia Funds Master Investment Trust, LLC

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Value Master Portfolio (constituting a series of Columbia Funds Master Investment Trust, LLC, hereafter referred to as the "Master Portfolio") at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 19, 2013

Annual Report 2013
43

Columbia International Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
44

Columbia International Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
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Columbia International Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
46

Columbia International Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
47

Columbia International Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
48

Columbia International Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
49

Columbia International Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN170_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Small Cap Growth Fund II

Not FDIC insured • No bank guarantee • May lose value

Columbia Small Cap Growth Fund II

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Small Cap Growth Fund II

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	29
Trustees and Officers	30
Shareholder Meeting Results	35
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Small Cap Growth Fund II

Performance Overview

Performance Summary

>  Columbia Small Cap Growth Fund II (the Fund) Class A shares returned 7.51% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 11.17% for the same 12-month period.

>  Stock selection detracted from performance relative to the benchmark, and the impact was particularly notable in the technology sector.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/12/95
Excluding sales charges		7.51	4.27	8.70
Including sales charges		1.32	3.05	8.06
Class B	12/12/95
Excluding sales charges		6.76	3.50	7.89
Including sales charges		1.76	3.15	7.89
Class C	09/22/97
Excluding sales charges		6.78	3.51	7.89
Including sales charges		5.78	3.51	7.89
Class I*	11/16/11	7.99	4.40	8.76
Class Z	12/12/95	7.84	4.54	8.97
Russell 2000 Growth Index		11.17	7.83	11.22

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Small Cap Growth Fund II

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund II during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Small Cap Growth Fund II

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 7.51% excluding sales charges. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which returned 11.17% for the same 12-month period. Security selection detracted from relative performance, particularly in the information technology sector, but also in consumer staples, consumer discretionary and materials. Sector allocations, which were in line with those in the benchmark, had little impact on relative results.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Against this backdrop, the U.S. stock market posted strong gains across all market capitalization ranges, value stocks leading growth stocks by a wide margin.

Disappointments from Stock Selection

Stock selection generally accounted for the Fund's shortfall relative to the index, with disappointments concentrated in the technology and consumer sectors. The single biggest laggard for the Fund was BroadSoft, a technology company whose software helps telecommunications and cable companies deliver services over Internet protocol-based networks — and an overweight for the Fund relative to the benchmark. Broadsoft's share price fell early in the period after the company lowered pricing to gain market share and ended up with a revenue and earnings shortfall. We sold the stock, but later bought it back. Elsewhere, consumer discretionary holdings Tempur-Pedic International, which is not in the benchmark, and Body Central and Coinstar, which were overweights relative to the benchmark, hurt relative performance. Shares of premium mattress maker Tempur-Pedic declined after heightened competition pressured sales in North America. Body Central, a young women's clothing retailer, fell sharply due to weak sales trends and heavy price discounting to help reduce excess inventory. An investment in Coinstar declined due to troughing revenue in the company's Redbox DVD rental business. We sold all three of these stocks before period end. In the consumer staples sector, the Fund had no exposure to some of the biggest gainers within the benchmark, which detracted from overall performance.

Gains from Health Care and Industrials

Security selection in the health care and industrials sectors aided relative performance. In health care, top individual contributors included Onyx Pharmaceuticals and Brookdale Senior Living. Shares of biotechnology company Onyx surged after the Food and Drug Administration (FDA) announced its support for a new cancer treatment under development. The Fund's returns from Onyx relative to the benchmark were enhanced by its overweight in the portfolio. Shares of Brookdale, which is not in the benchmark, were buoyed by improved

Portfolio Management

Wayne Collette, CFA

Lawrence Lin, CFA

George Myers, CFA

Brian Neigut

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Small Cap Growth Fund II

Manager Discussion of Fund Performance (continued)

demand, increased occupancy rates and the expansion of other services such as outpatient therapy. Brookdale owns and operates senior living communities. Gains from these stocks more than offset the loss incurred from an overweight position in biotech company Idenix Pharmaceuticals, whose share price slid after the FDA placed a hold last August on further trials for its new hepatitis C treatment. Elsewhere, top performers included wood and laminate flooring retailer Lumber Liquidators (in the consumer discretionary sector), whose steep stock price gains were fueled by an improved housing market, continued low interest rates and new initiatives aimed at boosting sales. Similarly, in industrials, shares of wallboard manufacturer USG rallied nicely, thanks to a promising outlook for residential and non-residential construction. Gains from Lumber Liquidators and USG were enhanced in the portfolio because the Fund had more exposure than the benchmark to both.

Top Ten Holdings (%) (at February 28, 2013)
Domino's Pizza, Inc.	1.9
CommVault Systems, Inc.	1.9
Aspen Technology, Inc.	1.7
OSI Systems, Inc.	1.6
Brookdale Senior Living, Inc.	1.6
HMS Holdings Corp.	1.5
Align Technology, Inc.	1.4
Guidewire Software, Inc.	1.4
Pier 1 Imports, Inc.	1.3
Oasis Petroleum, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at February 28, 2013)
Common Stocks	99.5
Consumer Discretionary	14.3
Consumer Staples	3.0
Energy	6.3
Financials	7.7
Health Care	22.9
Industrials	17.3
Information Technology	24.8
Materials	1.7
Telecommunication Services	0.8
Utilities	0.7
Money Market Funds	0.5
Warrants	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
5

Columbia Small Cap Growth Fund II

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,083.10	1,018.65	6.40	6.21	1.24
Class B	1,000.00	1,000.00	1,078.90	1,014.93	10.26	9.94	1.99
Class C	1,000.00	1,000.00	1,079.90	1,014.93	10.26	9.94	1.99
Class I	1,000.00	1,000.00	1,085.90	1,020.98	3.98	3.86	0.77
Class Z	1,000.00	1,000.00	1,084.40	1,019.89	5.12	4.96	0.99

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
6

Columbia Small Cap Growth Fund II

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.9%

Issuer	Shares	Value ($)
Consumer Discretionary 14.2%
Hotels, Restaurants & Leisure 4.3%
Bloomin' Brands, Inc.(a)	47,910	824,531
Buffalo Wild Wings, Inc.(a)	5,550	436,730
Domino's Pizza, Inc.	87,465	4,165,083
Life Time Fitness, Inc.(a)	27,453	1,156,869
Six Flags Entertainment Corp.	40,385	2,698,122
Total		9,281,335
Household Durables 0.2%
Tri Pointe Homes, Inc.(a)	27,509	506,166
Internet & Catalog Retail 0.8%
HomeAway, Inc.(a)	60,955	1,798,172
Leisure Equipment & Products 0.6%
Brunswick Corp.	33,770	1,230,579
Media 0.6%
National CineMedia, Inc.	66,279	1,010,755
Shutterstock, Inc.(a)	10,150	330,890
Total		1,341,645
Specialty Retail 6.9%
Asbury Automotive Group, Inc.(a)	45,649	1,541,110
Cabela's, Inc.(a)	24,511	1,240,012
Conn's, Inc.(a)	37,586	1,204,255
GameStop Corp., Class A	54,024	1,353,841
Lumber Liquidators Holdings, Inc.(a)	27,913	1,652,171
Pier 1 Imports, Inc.	127,898	2,873,868
Rent-A-Center, Inc.	23,810	863,827
Select Comfort Corp.(a)	27,079	555,932
Tile Shop Holdings, Inc.(a)	130,955	2,308,737
Vitamin Shoppe, Inc.(a)	29,295	1,539,452
Total		15,133,205
Textiles, Apparel & Luxury Goods 0.8%
Tumi Holdings, Inc.(a)	75,304	1,780,186
Total Consumer Discretionary		31,071,288
Consumer Staples 3.0%
Food & Staples Retailing 1.4%
Casey's General Stores, Inc.	43,155	2,442,141
Harris Teeter Supermarkets, Inc.	12,459	535,737
Total		2,977,878

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 0.4%
Hain Celestial Group, Inc. (The)(a)	17,706	969,404
Personal Products 1.2%
Elizabeth Arden, Inc.(a)	66,125	2,572,263
Total Consumer Staples		6,519,545
Energy 6.3%
Energy Equipment & Services 1.8%
Dril-Quip, Inc.(a)	13,620	1,119,973
Rowan Companies PLC, Class A(a)	33,500	1,158,765
Superior Energy Services, Inc.(a)	59,170	1,565,046
Total		3,843,784
Oil, Gas & Consumable Fuels 4.5%
Carrizo Oil & Gas, Inc.(a)	36,102	848,036
Energy XXI Bermuda Ltd.	36,810	1,094,361
Golar LNG Ltd.	33,508	1,270,288
Gulfport Energy Corp.(a)	32,330	1,323,914
Kodiak Oil & Gas Corp.(a)	116,433	1,036,254
Oasis Petroleum, Inc.(a)	77,064	2,828,249
PDC Energy, Inc.(a)	15,760	735,046
Western Refining, Inc.	20,390	731,797
Total		9,867,945
Total Energy		13,711,729
Financials 7.7%
Commercial Banks 1.2%
Signature Bank(a)	34,616	2,570,930
Consumer Finance 1.7%
DFC Global Corp.(a)	86,380	1,613,579
Portfolio Recovery Associates, Inc.(a)	19,266	2,252,677
Total		3,866,256
Real Estate Investment Trusts (REITs) 3.9%
DiamondRock Hospitality Co.	187,734	1,678,342
Omega Healthcare Investors, Inc.	67,749	1,896,294
Redwood Trust, Inc.	112,688	2,283,059
Summit Hotel Properties, Inc.	153,569	1,474,262
Tanger Factory Outlet Centers	34,040	1,201,272
Total		8,533,229

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Small Cap Growth Fund II

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Thrifts & Mortgage Finance 0.9%
Nationstar Mortgage Holdings, Inc.(a)	13,553	522,197
Radian Group, Inc.	158,890	1,399,821
Total		1,922,018
Total Financials		16,892,433
Health Care 22.7%
Biotechnology 8.2%
Alkermes PLC(a)	68,241	1,481,512
Alnylam Pharmaceuticals, Inc.(a)	74,665	1,768,814
Amarin Corp. PLC, ADR(a)	109,557	886,316
Ariad Pharmaceuticals, Inc.(a)	67,009	1,409,199
Cepheid, Inc.(a)	41,333	1,505,761
Dynavax Technologies Corp.(a)	255,745	521,720
Exact Sciences Corp.(a)	103,871	1,109,342
Idenix Pharmaceuticals, Inc.(a)	257,738	1,085,077
Infinity Pharmaceuticals, Inc.(a)	37,685	1,556,014
Keryx Biopharmaceuticals, Inc.(a)	79,017	508,079
Onyx Pharmaceuticals, Inc.(a)	27,387	2,062,515
Puma Biotechnology, Inc.(a)	29,833	767,007
Rigel Pharmaceuticals, Inc.(a)	149,562	1,005,057
Sarepta Therapeutics, Inc.(a)	36,883	1,079,565
TESARO, Inc.(a)	64,288	1,276,760
Total		18,022,738
Health Care Equipment & Supplies 4.3%
Align Technology, Inc.(a)	97,049	3,051,221
Endologix, Inc.(a)	59,370	894,112
Insulet Corp.(a)	67,937	1,533,338
Masimo Corp.	80,767	1,603,225
NxStage Medical, Inc.(a)	125,143	1,404,104
Volcano Corp.(a)	48,142	1,041,793
Total		9,527,793
Health Care Providers & Services 3.2%
Brookdale Senior Living, Inc.(a)	124,534	3,447,101
Catamaran Corp.(a)	27,060	1,453,393
IPC The Hospitalist Co., Inc.(a)	49,132	2,048,804
Total		6,949,298

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Technology 2.9%
athenahealth, Inc.(a)	18,504	1,735,490
HMS Holdings Corp.(a)	112,036	3,247,924
Vocera Communications, Inc.(a)	47,400	1,249,938
Total		6,233,352
Life Sciences Tools & Services 1.6%
Fluidigm Corp.(a)	67,286	1,161,356
Icon PLC	77,604	2,418,141
Total		3,579,497
Pharmaceuticals 2.5%
Akorn, Inc.(a)	68,163	940,649
Impax Laboratories, Inc.(a)	126,323	2,504,985
Salix Pharmaceuticals Ltd.(a)	41,526	2,028,545
Total		5,474,179
Total Health Care		49,786,857
Industrials 17.1%
Aerospace & Defense 0.7%
LMI Aerospace, Inc.(a)	72,205	1,599,341
Airlines 1.1%
Alaska Air Group, Inc.(a)	26,008	1,340,712
U.S. Airways Group, Inc.(a)	83,460	1,120,868
Total		2,461,580
Building Products 1.1%
USG Corp.(a)	88,331	2,492,701
Commercial Services & Supplies 1.6%
Clean Harbors, Inc.(a)	36,318	1,870,377
Tetra Tech, Inc.(a)	56,045	1,617,459
Total		3,487,836
Electrical Equipment 1.3%
Acuity Brands, Inc.	23,025	1,568,693
Regal-Beloit Corp.	15,640	1,208,659
Total		2,777,352
Machinery 3.0%
Chart Industries, Inc.(a)	17,332	1,257,610
CLARCOR, Inc.	18,641	950,504
Proto Labs, Inc.(a)	28,659	1,332,357
Trinity Industries, Inc.	21,541	931,433
Woodward, Inc.	54,979	2,057,864
Total		6,529,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Small Cap Growth Fund II

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Marine 0.8%
Costamare, Inc.	109,612	1,690,217
Professional Services 1.4%
Advisory Board Co. (The)(a)	25,721	1,306,884
Wageworks, Inc.(a)	77,572	1,831,475
Total		3,138,359
Road & Rail 3.4%
Avis Budget Group, Inc.(a)	62,261	1,455,039
Genesee & Wyoming, Inc., Class A(a)	16,360	1,464,547
Knight Transportation, Inc.	77,989	1,221,308
Roadrunner Transportation Systems, Inc.(a)	93,920	2,139,498
Werner Enterprises, Inc.	54,884	1,263,430
Total		7,543,822
Trading Companies & Distributors 2.7%
TAL International Group, Inc.	51,206	2,204,419
Titan Machinery, Inc.(a)	72,341	2,043,633
United Rentals, Inc.(a)	30,303	1,618,483
Total		5,866,535
Total Industrials		37,587,511
Information Technology 24.7%
Computers & Peripherals 0.4%
Stratasys Ltd.(a)	14,033	886,044
Electronic Equipment, Instruments & Components 4.9%
Cognex Corp.	47,582	1,959,903
FEI Co.	40,643	2,574,328
IPG Photonics Corp.	24,850	1,473,356
OSI Systems, Inc.(a)	59,889	3,451,403
Universal Display Corp.(a)	37,755	1,184,752
Total		10,643,742
Internet Software & Services 3.3%
Cornerstone OnDemand, Inc.(a)	53,952	1,826,815
CoStar Group, Inc.(a)	22,440	2,260,606
Demandware, Inc.(a)	42,898	1,134,652
Stamps.com, Inc.(a)	41,688	1,016,770
Trulia, Inc.(a)	45,875	1,093,660
Total		7,332,503

Common Stocks (continued)

Issuer	Shares	Value ($)
IT Services 1.2%
Cardtronics, Inc.(a)	33,480	882,533
WEX, Inc.(a)	22,567	1,692,750
Total		2,575,283
Semiconductors & Semiconductor Equipment 1.9%
Cavium, Inc.(a)	25,275	933,153
Microsemi Corp.(a)	33,906	699,481
Silicon Laboratories, Inc.(a)	43,310	1,798,231
Ultratech, Inc.(a)	19,085	782,103
Total		4,212,968
Software 13.0%
Aspen Technology, Inc.(a)	120,721	3,713,378
BroadSoft, Inc.(a)	76,316	1,602,636
CommVault Systems, Inc.(a)	56,145	4,151,923
Fortinet, Inc.(a)	61,709	1,492,124
Guidewire Software, Inc.(a)	81,244	2,969,468
Imperva, Inc.(a)	51,504	1,879,896
Infoblox, Inc.(a)	49,434	1,042,563
Proofpoint, Inc.(a)	86,892	1,214,750
QLIK Technologies, Inc.(a)	69,247	1,800,422
Sourcefire, Inc.(a)	14,680	787,288
Splunk, Inc.(a)	42,407	1,532,165
TIBCO Software, Inc.(a)	28,427	609,759
TiVo, Inc.(a)	159,524	1,976,502
Tyler Technologies, Inc.(a)	19,582	1,104,425
Ultimate Software Group, Inc.(a)	26,399	2,594,230
Total		28,471,529
Total Information Technology		54,122,069
Materials 1.7%
Construction Materials 1.1%
Eagle Materials, Inc.	36,335	2,336,704
Metals & Mining 0.6%
Walter Energy, Inc.	43,890	1,395,263
Total Materials		3,731,967
Telecommunication Services 0.8%
Diversified Telecommunication Services 0.8%
Cogent Communications Group, Inc.	68,606	1,725,441
Total Telecommunication Services		1,725,441

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Small Cap Growth Fund II

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Utilities 0.7%
Electric Utilities 0.7%
UIL Holdings Corp.	38,209	1,496,264
Total Utilities		1,496,264
Total Common Stocks (Cost: $185,513,231)		216,645,104

Warrants —%

Energy —%
Oil, Gas & Consumable Fuels —%
Magnum Hunter Resources Corp.(a)(b)	34,795	112
Total Energy		112
Total Warrants (Cost: $30,196)		112

Money Market Funds 0.5%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(c)(d)	1,195,350	1,195,350
Total Money Market Funds (Cost: $1,195,350)		1,195,350

Total Investments (Cost: $186,738,777)	217,840,566
Other Assets & Liabilities, Net	1,291,495
Net Assets	219,132,061

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at February 28, 2013 was $112, representing less than 0.01% of net assets. Information concerning such security holdings at February 28, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Magnum Hunter Resources Corp.	03/07/11 - 06/29/11	30,196

(c)  The rate shown is the seven-day current annualized yield at February 28, 2013.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	8,309,425	158,540,523	(165,654,598)	1,195,350	11,350	1,195,350

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Small Cap Growth Fund II

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Small Cap Growth Fund II

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	31,071,288	—	—	31,071,288
Consumer Staples	6,519,545	—	—	6,519,545
Energy	13,711,729	—	—	13,711,729
Financials	16,892,433	—	—	16,892,433
Health Care	49,786,857	—	—	49,786,857
Industrials	37,587,511	—	—	37,587,511
Information Technology	54,122,069	—	—	54,122,069
Materials	3,731,967	—	—	3,731,967
Telecommunication Services	1,725,441	—	—	1,725,441
Utilities	1,496,264	—	—	1,496,264
Warrants
Energy	—	112	—	112
Total Equity Securities	216,645,104	112	—	216,645,216
Other
Money Market Funds	1,195,350	—	—	1,195,350
Total Other	1,195,350	—	—	1,195,350
Total	217,840,454	112	—	217,840,566

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Small Cap Growth Fund II

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $185,543,427)	$216,645,216
Affiliated issuers (identified cost $1,195,350)	1,195,350
Total investments (identified cost $186,738,777)	217,840,566
Receivable for:
Investments sold	4,915,533
Capital shares sold	38,120
Dividends	62,059
Prepaid expenses	1,726
Trustees' deferred compensation plan	7,472
Total assets	222,865,476
Liabilities
Payable for:
Investments purchased	3,143,022
Capital shares purchased	395,391
Investment management fees	4,206
Distribution and/or service fees	886
Transfer agent fees	36,096
Administration fees	703
Compensation of board members	71,566
Other expenses	74,073
Trustees' deferred compensation plan	7,472
Total liabilities	3,733,415
Net assets applicable to outstanding capital stock	$219,132,061
Represented by
Paid-in capital	$196,304,960
Excess of distributions over net investment income	(401,716)
Accumulated net realized loss	(7,872,972)
Unrealized appreciation (depreciation) on:
Investments	31,101,789
Total — representing net assets applicable to outstanding capital stock	$219,132,061

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Small Cap Growth Fund II

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$120,323,132
Shares outstanding	9,232,622
Net asset value per share	$13.03
Maximum offering price per share(a)	$13.82
Class B
Net assets	$469,868
Shares outstanding	41,901
Net asset value per share	$11.21
Class C
Net assets	$1,727,166
Shares outstanding	150,369
Net asset value per share	$11.49
Class I
Net assets	$3,003
Shares outstanding	218
Net asset value per share	$13.78
Class Z
Net assets	$96,608,892
Shares outstanding	7,023,794
Net asset value per share	$13.75

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Small Cap Growth Fund II

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$1,951,653
Dividends — affiliated issuers	11,350
Foreign taxes withheld	(3,176)
Total income	1,959,827
Expenses:
Investment management fees	1,774,196
Distribution and/or service fees
Class A	298,496
Class B	6,231
Class C	18,021
Transfer agent fees
Class A	216,437
Class B	1,120
Class C	3,265
Class Z	236,955
Administration fees	296,544
Compensation of board members	9,481
Custodian fees	16,055
Printing and postage fees	827
Registration fees	90,839
Professional fees	2,527
Other	17,029
Total expenses	2,988,023
Expense reductions	(12,204)
Total net expenses	2,975,819
Net investment loss	(1,015,992)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	26,416,168
Foreign currency translations	(456)
Net realized gain	26,415,712
Net change in unrealized appreciation (depreciation) on:
Investments	(10,186,923)
Foreign currency translations	2
Net change in unrealized appreciation (depreciation)	(10,186,921)
Net realized and unrealized gain	16,228,791
Net increase in net assets resulting from operations	$15,212,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Small Cap Growth Fund II

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment loss	$(1,015,992)	$(2,792,156)
Net realized gain	26,415,712	42,087,122
Net change in unrealized appreciation (depreciation)	(10,186,921)	(42,049,514)
Net increase (decrease) in net assets resulting from operations	15,212,799	(2,754,548)
Increase (decrease) in net assets from capital stock activity	(107,615,645)	(56,617,816)
Proceeds from regulatory settlements (Note 6)	—	950,234
Total decrease in net assets	(92,402,846)	(58,422,130)
Net assets at beginning of year	311,534,907	369,957,037
Net assets at end of year	$219,132,061	$311,534,907
Excess of distributions over net investment income	$(401,716)	$(793,098)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Small Cap Growth Fund II

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013		Year Ended February 29, 2012(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(b)	146,342	1,761,138	289,854	3,448,311
Redemptions	(1,437,069)	(17,420,973)	(1,744,440)	(20,573,515)
Net decrease	(1,290,727)	(15,659,835)	(1,454,586)	(17,125,204)
Class B shares
Subscriptions	2,222	24,896	—	—
Redemptions(b)	(58,140)	(604,319)	(91,823)	(931,997)
Net decrease	(55,918)	(579,423)	(91,823)	(931,997)
Class C shares
Subscriptions	940	9,931	16,314	179,734
Redemptions	(38,958)	(414,931)	(69,145)	(731,862)
Net decrease	(38,018)	(405,000)	(52,831)	(552,128)
Class I shares
Subscriptions	—	—	992,391	11,207,102
Redemptions	—	—	(992,173)	(12,766,009)
Net increase	—	—	218	(1,558,907)
Class Z shares
Subscriptions	512,690	6,421,596	2,825,452	34,934,986
Redemptions	(7,679,160)	(97,392,983)	(5,808,519)	(71,384,566)
Net decrease	(7,166,470)	(90,971,387)	(2,983,067)	(36,449,580)
Total net decrease	(8,551,133)	(107,615,645)	(4,582,089)	(56,617,816)

(a) Class I shares are for the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Small Cap Growth Fund II

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.12		$12.17		$8.92		$5.99		$10.57
Income from investment operations:
Net investment loss	(0.06)		(0.11)		(0.10)		(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.97		0.03		3.35		2.99		(4.51)
Total from investment operations	0.91		(0.08)		3.25		2.92		(4.58)
Proceeds from regulatory settlements	—		0.03		0.00	(a)	0.01		—
Net asset value, end of period	$13.03		$12.12		$12.17		$8.92		$5.99
Total return	7.51%		(0.41	%)(b)	36.43%		48.91%		(43.33%)
Ratios to average net assets(c)(d)
Total gross expenses	1.29%		1.35%		1.32	%(e)	1.37	%(e)	1.32	%(e)
Total net expenses(f)	1.29	%(g)	1.34	%(g)	1.32	%(e)(g)	1.36	%(e)(g)	1.27	%(e)(g)
Net investment loss	(0.52%)		(0.98%)		(1.00%)		(0.90%)		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$120,323		$127,494		$145,802		$119,894		$90,647
Portfolio turnover	106%		112%		147%		105%		130%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Small Cap Growth Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.50		$10.63		$7.85		$5.31		$9.44
Income from investment operations:
Net investment loss	(0.13)		(0.18)		(0.15)		(0.12)		(0.13)
Net realized and unrealized gain (loss)	0.84		0.02		2.93		2.65		(4.00)
Total from investment operations	0.71		(0.16)		2.78		2.53		(4.13)
Proceeds from regulatory settlements	—		0.03		0.00	(a)	0.01		—
Net asset value, end of period	$11.21		$10.50		$10.63		$7.85		$5.31
Total return	6.76%		(1.22	%)(b)	35.41%		47.83%		(43.75%)
Ratios to average net assets(c)(d)
Total gross expenses	2.05%		2.10%		2.07	%(e)	2.12	%(e)	2.07	%(e)
Total net expenses(f)	2.05	%(g)	2.09	%(g)	2.07	%(e)(g)	2.11	%(e)(g)	2.02	%(e)(g)
Net investment loss	(1.26%)		(1.74%)		(1.74%)		(1.66%)		(1.54%)
Supplemental data
Net assets, end of period (in thousands)	$470		$1,027		$2,016		$3,340		$3,362
Portfolio turnover	106%		112%		147%		105%		130%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.34%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Small Cap Growth Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$10.76		$10.89		$8.04		$5.44		$9.67
Income from investment operations:
Net investment loss	(0.13)		(0.19)		(0.16)		(0.12)		(0.13)
Net realized and unrealized gain (loss)	0.86		0.03		3.01		2.71		(4.10)
Total from investment operations	0.73		(0.16)		2.85		2.59		(4.23)
Proceeds from regulatory settlements	—		0.03		0.00	(a)	0.01		—
Net asset value, end of period	$11.49		$10.76		$10.89		$8.04		$5.44
Total return	6.78%		(1.19	%)(b)	35.45%		47.79%		(43.74%)
Ratios to average net assets(c)(d)
Total gross expenses	2.04%		2.10%		2.07	%(e)	2.12	%(e)	2.07	%(e)
Total net expenses(f)	2.04	%(g)	2.10	%(g)	2.07	%(e)(g)	2.11	%(e)(g)	2.02	%(e)(g)
Net investment loss	(1.27%)		(1.73%)		(1.75%)		(1.66%)		(1.55%)
Supplemental data
Net assets, end of period (in thousands)	$1,727		$2,027		$2,627		$2,629		$2,081
Portfolio turnover	106%		112%		147%		105%		130%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Small Cap Growth Fund II

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012(a)
Per share data
Net asset value, beginning of period	$12.76	$11.47
Income from investment operations:
Net investment income (loss)	(0.01)	(0.02)
Net realized and unrealized gain	1.03	1.28
Total from investment operations	1.02	1.26
Proceeds from regulatory settlements	—	0.03
Net asset value, end of period	$13.78	$12.76
Total return	7.99%	11.25	%(b)
Ratios to average net assets(c)
Total gross expenses	0.86%	0.91	%(d)
Total net expenses(e)	0.86%	0.91	%(d)(f)
Net investment income (loss)	(0.09%)	(0.56	%)(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$3
Portfolio turnover	106%	112%

Notes to Financial Highlights

(a)  For the period from November 16, 2011 (commencement of operations) to February 29, 2012.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.31%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Small Cap Growth Fund II

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$12.75		$12.78		$9.34		$6.25		$11.01
Income from investment operations:
Net investment loss	(0.04)		(0.09)		(0.08)		(0.06)		(0.05)
Net realized and unrealized gain (loss)	1.04		0.02		3.52		3.14		(4.71)
Total from investment operations	1.00		(0.07)		3.44		3.08		(4.76)
Proceeds from regulatory settlements	—		0.04		0.00	(a)	0.01		—
Net asset value, end of period	$13.75		$12.75		$12.78		$9.34		$6.25
Total return	7.84%		(0.23	%)(b)	36.83%		49.44%		(43.23%)
Ratios to average net assets(c)(d)
Total gross expenses	1.05%		1.10%		1.07	%(e)	1.12	%(e)	1.07	%(e)
Total net expenses(f)	1.05	%(g)	1.09	%(g)	1.07	%(e)(g)	1.11	%(e)(g)	1.02	%(e)(g)
Net investment loss	(0.28%)		(0.73%)		(0.75%)		(0.65%)		(0.54%)
Supplemental data
Net assets, end of period (in thousands)	$96,609		$180,984		$219,512		$214,574		$143,511
Portfolio turnover	106%		112%		147%		105%		130%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.32%.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Small Cap Growth Fund II

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Small Cap Growth Fund II (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

The Fund is closed to new investors and new accounts, subject to certain limited exceptions.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and

Annual Report 2013
23

Columbia Small Cap Growth Fund II

Notes to Financial Statements (continued)

February 28, 2013

estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current

Annual Report 2013
24

Columbia Small Cap Growth Fund II

Notes to Financial Statements (continued)

February 28, 2013

disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.60% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.70% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.12% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $1,713.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not

"interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.18
Class C	0.18
Class Z	0.18

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28, 2013, these minimum account balance fees reduced total expenses by $12,204.

Annual Report 2013
25

Columbia Small Cap Growth Fund II

Notes to Financial Statements (continued)

February 28, 2013

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B and Class C shares of the Fund and the payment of a monthly distribution fee at the minimum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares of the Fund.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $7,487 for Class A, $2,277 for Class B and $7 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.41%
Class B	2.16
Class C	2.16
Class I	1.02
Class Z	1.16

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.97
Class Z	1.10

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, net operating losses, passive foreign investment company (PFIC) holdings and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$1,407,374
Accumulated net realized loss	(1,047,509)
Paid-in capital	(359,865)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the years ended February 28, 2013 and February 29, 2012, there were no distributions.

Annual Report 2013
26

Columbia Small Cap Growth Fund II

Notes to Financial Statements (continued)

February 28, 2013

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(7,961,572)
Unrealized appreciation	30,859,295

At February 28, 2013, the cost of investments for federal income tax purposes was $186,981,270 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$39,356,643
Unrealized depreciation	(8,497,348)
Net unrealized appreciation	$30,859,295

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$7,630,478

For the year ended February 28, 2013, $24,897,111 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of February 28, 2013, the Fund will elect to treat late year ordinary losses of $331,094 as arising on March 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $265,961,012 and $378,283,997, respectively, for the year ended February 28, 2013.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $950,234 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 44.8% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 10. Risks Relating to Certain Investments

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Annual Report 2013
27

Columbia Small Cap Growth Fund II

Notes to Financial Statements (continued)

February 28, 2013

Technology and Technology-related Investment Risk

At February 28, 2013, the Fund invested a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

In September 2012, the Board of Trustees approved a proposal to merge the Fund into Columbia Small Cap Growth Fund I. The proposal was approved at a special meeting of shareholders held on February 27, 2013. The merger, which was a tax-free reorganization for U.S. federal income tax proposes, was effective March 15, 2013.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
28

Columbia Small Cap Growth Fund II

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Small Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Growth Fund II (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
29

Columbia Small Cap Growth Fund II

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010.	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
30

Columbia Small Cap Growth Fund II

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
31

Columbia Small Cap Growth Fund II

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012.

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
32

Columbia Small Cap Growth Fund II

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
33

Columbia Small Cap Growth Fund II

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
34

Columbia Small Cap Growth Fund II

Shareholder Meeting Results

Special Meeting of Shareholders Held on February 27, 2013 (Unaudited)

Columbia Small Cap Growth Fund II

At a Joint Special Meeting of Shareholders held on February 27, 2013 (the "Meeting"), shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Small Cap Growth Fund I (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities. The votes cast for or against as well as the number of abstentions and broker non-votes as to the proposal are set forth below. A vote is based on the total number of Fund shares outstanding as of the record date for the Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,432,106	136,879	379,970	0

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35

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Annual Report 2013
36

Columbia Small Cap Growth Fund II

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Small Cap Growth Fund II

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN227_02_C01_(04/13)

Annual Report

February 28, 2013

Columbia Large Cap Value Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Large Cap Value Fund

President's Message

Dear Shareholders,

U.S. stocks flat, foreign markets strong in 2012 finale

After a strong third quarter, U.S. stock market averages treaded water as the year 2012 came to a close. However, they ended the year up strongly, as first- and third-quarter gains more than offset second- and fourth-quarter weakness. Typically a strong quarter for domestic small- and mid-cap issues, the fourth quarter of 2012 indeed proved to be another year-end positive for small-cap stocks. For the full calendar year 2012, the S&P 500 Index rose 16.00%.

Stock markets outside the United States generated some of the best returns for the fourth quarter, as optimism rebounded, thanks to the September actions of the European Central Bank in support of the euro and an improving outlook from China. Both developed and emerging foreign markets topped U.S. stocks by a solid margin.

Corporate and emerging markets led fixed income

Fixed-income investors took their cue from the equity markets and continued to favor the highest risk sectors through the end of 2012. Global fixed-income returns posted mixed results in the final quarter of the year. Gains were the highest for corporate high-yield and emerging market bonds. Although investors remained cautious ahead of the year-end budget negotiations, better economic data and a further improvement in the European sovereign debt crisis supported riskier assets and depressed government bond prices. In December, the Federal Reserve announced its intention to continue to purchase both Treasury and mortgage-backed securities and said that it would seek to keep short-term interest rates unchanged until the unemployment rate reaches 6.5%, or inflation turned noticeably higher.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Large Cap Value Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Shareholder Meeting Results	40
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Large Cap Value Fund

Performance Overview

Performance Summary

>  Columbia Large Cap Value Fund (the Fund) Class A shares returned 11.78% excluding sales charges for the 12-month period that ended February 28, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.63% for the same 12-month period.

>  The Fund's stock selections lagged the benchmark in a number of key industry groups.

Average Annual Total Returns (%) (for period ended February 28, 2013)

	Inception	1 Year	5 Years	10 Years
Class A	12/06/89
Excluding sales charges		11.78	2.06	7.46
Including sales charges		5.35	0.86	6.82
Class B	06/07/93
Excluding sales charges		10.95	1.27	6.63
Including sales charges		5.95	0.89	6.63
Class C	06/17/92
Excluding sales charges		10.85	1.27	6.63
Including sales charges		9.85	1.27	6.63
Class I*	09/27/10	12.15	2.38	7.75
Class R*	01/23/06	11.43	1.81	7.18
Class W*	09/27/10	11.78	2.03	7.42
Class Y*	07/15/09	12.15	2.42	7.78
Class Z	09/19/89	12.04	2.29	7.71
Russell 1000 Value Index		17.63	3.88	8.77

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Large Cap Value Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (March 1, 2003 – February 28, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Large Cap Value Fund

Manager Discussion of Fund Performance

For the 12-month period that ended February 28, 2013, the Fund's Class A shares returned 11.78% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 17.63% for the same 12-month period. Stock selections in a number of key industry groups lagged the benchmark and generally accounted for the performance shortfall.

Investors Shrug Off Weak Global Growth

Europe's economic woes and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended February 28, 2013. Yet, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices significantly higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. The U.S. economy expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe headed toward recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies, including China, forged ahead, although mostly at a slower pace. Against this backdrop, U.S. stocks registered impressive gains for the 12-month period.

Selection in Four Key Sectors Detracted from Returns

The industrials sector was perhaps the Fund's biggest disappointment during the 12-month period. Although the sector outperformed the market, the Fund's investments in Caterpillar and Parker Hannifin were a significant drag on performance. Caterpillar, which derives the majority of its earnings from international operations, was especially vulnerable to a slowdown in demand in Europe, Latin America and China. Stock selection within the consumer staples sector was also a negative factor. Shares of tobacco company Lorillard, which began the period as a major holding of the Fund, declined when the company found itself unable to raise prices high enough to combat declining sales volumes. In response to these deteriorating fundamentals, we sold more than 50 percent of the Fund's holdings in Lorillard during the period. Stock selection in the energy and materials sectors also detracted from overall results.

A Bright Spot in Financials

The Fund did well with stock selection in the financials sector. Holdings such as Bank of America, Goldman Sachs, and JP Morgan overcame what had been extremely negative investor sentiment and staged a strong rally during the second half of the period. The Fund, which had built positions in these companies when their shares traded at steep discounts to book value, participated fully in this rally. Before the period was through, the Fund had added to its financial holdings, notably through purchases of Citigroup, Travelers and Wells Fargo.

In positioning the Fund for the future, we added to an already overweight position in health care, investing in such names as Amgen, Express Scripts and Roche. We are optimistic that the full implementation of the Affordable Care Act will help the bottom lines of many companies in this sector. On the sell side, the Fund pared positions in several technology firms, including Microsoft and Intel,

Portfolio Management

Paul Stocking

Steve Schroll

Dean Ramos, CFA

Effective March 11, 2013, Mr. Ramus became a member of the portfolio management replacing Laton Spahr.

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

© 2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Large Cap Value Fund

Manager Discussion of Fund Performance (continued)

and also eliminated its positions in LSI, Apple and Nokia. The common theme in these sales was a concern about these companies' ability to maintain their market share in new platforms.

Top Ten Holdings (%) (at Febraury 28, 2013)
JPMorgan Chase & Co.	3.3
Wells Fargo & Co.	3.2
Pfizer, Inc.	2.9
General Electric Co.	2.7
Johnson & Johnson	2.4
Goldman Sachs Group, Inc. (The)	2.3
ACE Ltd.	2.3
XL Group PLC	2.2
Chevron Corp.	2.1
Procter & Gamble Co. (The)	2.1

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at Febraury 28, 2013)
Common Stocks	99.9
Consumer Discretionary	10.4
Consumer Staples	8.4
Energy	11.5
Financials	23.9
Health Care	15.9
Industrials	13.1
Information Technology	8.3
Materials	3.0
Telecommunication Services	3.1
Utilities	2.3
Money Market Funds	0.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Large Cap Value Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

September 1, 2012 – February 28, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,117.90	1,018.94	6.20	5.91	1.18
Class B	1,000.00	1,000.00	1,113.90	1,015.22	10.12	9.64	1.93
Class C	1,000.00	1,000.00	1,112.80	1,015.22	10.11	9.64	1.93
Class I	1,000.00	1,000.00	1,119.50	1,021.03	3.99	3.81	0.76
Class R	1,000.00	1,000.00	1,116.70	1,017.70	7.51	7.15	1.43
Class W	1,000.00	1,000.00	1,117.90	1,018.94	6.20	5.91	1.18
Class Y	1,000.00	1,000.00	1,119.60	1,021.03	3.99	3.81	0.76
Class Z	1,000.00	1,000.00	1,119.10	1,020.18	4.89	4.66	0.93

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Large Cap Value Fund

Portfolio of Investments

February 28, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 98.3%

Issuer	Shares	Value ($)
Consumer Discretionary 10.2%
Automobiles 0.9%
Ford Motor Co.	473,636	5,972,550
Hotels, Restaurants & Leisure 1.2%
Carnival Corp.	111,460	3,986,924
McDonald's Corp.	35,982	3,450,674
Total		7,437,598
Media 4.4%
Comcast Corp., Class A	155,334	6,180,740
News Corp., Class A	138,453	3,987,446
Time Warner, Inc.	132,597	7,050,183
Viacom, Inc., Class B	81,856	4,785,302
Walt Disney Co. (The)	90,900	4,962,231
Total		26,965,902
Multiline Retail 2.2%
Kohl's Corp.	62,536	2,882,910
Target Corp.	167,811	10,565,380
Total		13,448,290
Specialty Retail 1.5%
Home Depot, Inc. (The)	134,245	9,195,782
Total Consumer Discretionary		63,020,122
Consumer Staples 8.3%
Beverages 0.6%
PepsiCo, Inc.	52,322	3,964,438
Food & Staples Retailing 1.8%
SYSCO Corp.	145,460	4,677,994
Wal-Mart Stores, Inc.	43,469	3,076,736
Walgreen Co.	78,209	3,201,876
Total		10,956,606
Food Products 2.0%
Hershey Co. (The)	23,778	1,981,659
Kellogg Co.	101,453	6,137,906
Kraft Foods Group, Inc.	30,156	1,461,661
Mondelez International, Inc., Class A	90,471	2,501,523
Total		12,082,749
Household Products 2.0%
Procter & Gamble Co. (The)	166,239	12,664,087

Common Stocks (continued)

Issuer	Shares	Value ($)
Tobacco 1.9%
Lorillard, Inc.	215,647	8,311,035
Philip Morris International, Inc.	34,649	3,179,046
Total		11,490,081
Total Consumer Staples		51,157,961
Energy 11.3%
Energy Equipment & Services 2.2%
Cameron International Corp.(a)	46,467	2,960,877
National Oilwell Varco, Inc.	40,127	2,733,852
Schlumberger Ltd.	78,995	6,149,761
Seadrill Ltd.	53,928	1,977,540
Total		13,822,030
Oil, Gas & Consumable Fuels 9.1%
Anadarko Petroleum Corp.	38,816	3,088,977
BP PLC, ADR	156,687	6,330,155
Cameco Corp.	118,191	2,520,812
Chevron Corp.	111,211	13,028,369
Enbridge, Inc.	33,559	1,495,389
EQT Corp.	59,322	3,742,625
Occidental Petroleum Corp.	61,812	5,088,982
Phillips 66	59,382	3,738,691
Pioneer Natural Resources Co.	47,641	5,993,714
Royal Dutch Shell PLC, ADR	40,057	2,629,742
Suncor Energy, Inc.	163,054	4,932,384
Valero Energy Corp.	69,271	3,158,065
Total		55,747,905
Total Energy		69,569,935
Financials 23.5%
Capital Markets 3.9%
BlackRock, Inc.	11,207	2,686,878
Goldman Sachs Group, Inc. (The)	94,873	14,208,181
Morgan Stanley	315,762	7,120,433
Total		24,015,492
Commercial Banks 4.0%
CIT Group, Inc.(a)	125,510	5,253,848
Wells Fargo & Co.	554,922	19,466,664
Total		24,720,512

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Large Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Consumer Finance 0.5%
Capital One Financial Corp.	58,249	2,972,447
Diversified Financial Services 5.7%
Bank of America Corp.	251,154	2,820,459
Citigroup, Inc.	291,252	12,223,846
JPMorgan Chase & Co.	412,656	20,187,132
Total		35,231,437
Insurance 9.4%
ACE Ltd.	164,419	14,039,738
Aflac, Inc.	51,349	2,564,883
American International Group, Inc.(a)	25,629	974,158
Everest Re Group Ltd.	26,980	3,361,978
MetLife, Inc.	307,454	10,896,170
Travelers Companies, Inc. (The)	156,049	12,549,461
XL Group PLC	467,911	13,400,971
Total		57,787,359
Total Financials		144,727,247
Health Care 15.7%
Biotechnology 0.6%
Amgen, Inc.	40,304	3,684,189
Health Care Equipment & Supplies 1.3%
Boston Scientific Corp.(a)	532,278	3,933,535
Medtronic, Inc.	84,491	3,798,715
Total		7,732,250
Health Care Providers & Services 1.9%
Express Scripts Holding Co.(a)	61,687	3,510,607
UnitedHealth Group, Inc.	134,495	7,188,758
Universal Health Services, Inc., Class B	22,300	1,290,947
Total		11,990,312
Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	63,569	2,636,842
Thermo Fisher Scientific, Inc.	104,751	7,730,624
Total		10,367,466
Pharmaceuticals 10.2%
AstraZeneca PLC, ADR	69,252	3,146,811
Bristol-Myers Squibb Co.	218,028	8,060,495
Johnson & Johnson	191,234	14,554,820

Common Stocks (continued)

Issuer	Shares	Value ($)
Merck & Co., Inc.	257,083	10,985,156
Novartis AG, ADR	64,067	4,343,743
Pfizer, Inc.	645,298	17,661,806
Roche Holding AG, ADR	70,798	4,061,681
Total		62,814,512
Total Health Care		96,588,729
Industrials 12.9%
Aerospace & Defense 3.3%
Boeing Co. (The)	66,842	5,140,150
Honeywell International, Inc.	108,736	7,622,393
United Technologies Corp.	81,045	7,338,625
Total		20,101,168
Airlines 1.1%
Delta Air Lines, Inc.(a)	133,828	1,909,726
United Continental Holdings, Inc.(a)	176,557	4,715,837
Total		6,625,563
Commercial Services & Supplies 1.4%
ADT Corp. (The)	72,287	3,461,824
Republic Services, Inc.	101,318	3,185,438
Tyco International Ltd.	69,177	2,214,356
Total		8,861,618
Electrical Equipment 1.6%
ABB Ltd., ADR	125,834	2,858,948
Eaton Corp. PLC	114,546	7,098,416
Total		9,957,364
Industrial Conglomerates 2.6%
General Electric Co.	702,145	16,303,807
Machinery 2.6%
Caterpillar, Inc.	59,927	5,535,457
Illinois Tool Works, Inc.	48,663	2,992,775
Joy Global, Inc.	22,964	1,454,540
Parker Hannifin Corp.	41,873	3,956,161
Pentair Ltd.	35,360	1,883,627
Total		15,822,560
Road & Rail 0.3%
CSX Corp.	75,914	1,741,467
Total Industrials		79,413,547

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Large Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 8.2%
Communications Equipment 2.0%
Cisco Systems, Inc.	590,017	12,301,855
Electronic Equipment, Instruments & Components 0.5%
TE Connectivity Ltd.	68,870	2,763,753
Internet Software & Services 0.6%
eBay, Inc.(a)	68,800	3,761,984
IT Services 1.0%
Accenture PLC, Class A	45,506	3,383,826
Mastercard, Inc., Class A	5,856	3,032,354
Total		6,416,180
Semiconductors & Semiconductor Equipment 2.6%
Analog Devices, Inc.	72,097	3,260,226
Fairchild Semiconductor International, Inc.(a)	205,626	2,932,227
Infineon Technologies, ADR	172,978	1,464,259
Intel Corp.	171,816	3,582,363
Microchip Technology, Inc.	50,304	1,834,587
ON Semiconductor Corp.(a)	406,162	3,249,296
Total		16,322,958
Software 1.5%
Microsoft Corp.	56,974	1,583,877
Oracle Corp.	218,930	7,500,542
Total		9,084,419
Total Information Technology		50,651,149
Materials 2.9%
Chemicals 2.5%
Dow Chemical Co. (The)	226,054	7,170,433
LyondellBasell Industries NV, Class A	39,055	2,289,404
Mosaic Co. (The)	101,039	5,914,823
Total		15,374,660

Common Stocks (continued)

Issuer	Shares	Value ($)
Paper & Forest Products 0.4%
International Paper Co.	61,231	2,694,776
Total Materials		18,069,436
Telecommunication Services 3.0%
Diversified Telecommunication Services 3.0%
AT&T, Inc.	267,416	9,602,909
Deutsche Telekom AG, ADR	274,620	2,935,688
Verizon Communications, Inc.	132,112	6,147,171
Total		18,685,768
Total Telecommunication Services		18,685,768
Utilities 2.3%
Electric Utilities 0.6%
Duke Energy Corp.	49,644	3,437,847
Multi-Utilities 1.7%
Dominion Resources, Inc.	52,693	2,950,808
PG&E Corp.	73,257	3,123,679
Sempra Energy	60,182	4,679,752
Total		10,754,239
Total Utilities		14,192,086
Total Common Stocks (Cost: $476,618,190)		606,075,980

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.128%(b)(c)	661,713	661,713
Total Money Market Funds (Cost: $661,713)		661,713
Total Investments (Cost: $477,279,903)		606,737,693
Other Assets & Liabilities, Net		9,660,207
Net Assets		616,397,900

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at February 28, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Large Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Notes to Portfolio of Investments (continued)

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended February 28, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	35,033,376	792,741,718	(827,113,381)	661,713	21,928	661,713

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Large Cap Value Fund

Portfolio of Investments (continued)

February 28, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at February 28, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	63,020,122	—	—	63,020,122
Consumer Staples	51,157,961	—	—	51,157,961
Energy	69,569,935	—	—	69,569,935
Financials	144,727,247	—	—	144,727,247
Health Care	96,588,729	—	—	96,588,729
Industrials	79,413,547	—	—	79,413,547
Information Technology	50,651,149	—	—	50,651,149
Materials	18,069,436	—	—	18,069,436
Telecommunication Services	18,685,768	—	—	18,685,768
Utilities	14,192,086	—	—	14,192,086
Total Equity Securities	606,075,980	—	—	606,075,980
Other
Money Market Funds	661,713	—	—	661,713
Total Other	661,713	—	—	661,713
Total	606,737,693	—	—	606,737,693

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Large Cap Value Fund

Statement of Assets and Liabilities

February 28, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $476,618,190)	$606,075,980
Affiliated issuers (identified cost $661,713)	661,713
Total investments (identified cost $477,279,903)	606,737,693
Cash	535
Receivable for:
Investments sold	9,432,187
Capital shares sold	120,584
Dividends	2,089,688
Reclaims	33,193
Expense reimbursement due from Investment Manager	1,038
Prepaid expenses	2,948
Total assets	618,417,866
Liabilities
Payable for:
Capital shares purchased	1,666,397
Investment management fees	11,905
Distribution and/or service fees	3,653
Transfer agent fees	106,629
Administration fees	1,002
Compensation of board members	118,362
Other expenses	112,018
Total liabilities	2,019,966
Net assets applicable to outstanding capital stock	$616,397,900
Represented by
Paid-in capital	$802,850,415
Undistributed net investment income	1,403,285
Accumulated net realized loss	(317,313,301)
Unrealized appreciation (depreciation) on:
Investments	129,457,790
Foreign currency translations	(289)
Total — representing net assets applicable to outstanding capital stock	$616,397,900

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Large Cap Value Fund

Statement of Assets and Liabilities (continued)

February 28, 2013

Class A
Net assets	$394,732,482
Shares outstanding	30,845,423
Net asset value per share	$12.80
Maximum offering price per share(a)	$13.58
Class B
Net assets	$9,507,815
Shares outstanding	772,919
Net asset value per share	$12.30
Class C
Net assets	$24,376,121
Shares outstanding	1,981,101
Net asset value per share	$12.30
Class I
Net assets	$3,141
Shares outstanding	244
Net asset value per share(b)	$12.85
Class R
Net assets	$724,550
Shares outstanding	56,653
Net asset value per share	$12.79
Class W
Net assets	$3,134
Shares outstanding	245
Net asset value per share(b)	$12.80
Class Y
Net assets	$7,416,897
Shares outstanding	577,541
Net asset value per share	$12.84
Class Z
Net assets	$179,633,760
Shares outstanding	14,010,116
Net asset value per share	$12.82

(a)  The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b)  Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Large Cap Value Fund

Statement of Operations

Year Ended February 28, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$20,447,858
Dividends — affiliated issuers	21,928
Interest	25,359
Income from securities lending — net	102,822
Foreign taxes withheld	(110,824)
Total income	20,487,143
Expenses:
Investment management fees	5,637,656
Distribution and/or service fees
Class A	976,920
Class B	117,282
Class C	242,609
Class R	3,385
Class W	7
Transfer agent fees
Class A	793,005
Class B	23,597
Class C	49,207
Class R	1,356
Class W	6
Class Y	13
Class Z	738,073
Administration fees	471,796
Compensation of board members	41,904
Custodian fees	10,090
Printing and postage fees	172,978
Registration fees	124,112
Professional fees	32,900
Other	47,792
Total expenses	9,484,688
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(751,090)
Expense reductions	(24,534)
Total net expenses	8,709,064
Net investment income	11,778,079
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	107,501,334
Foreign currency translations	857
Futures contracts	(5,464,381)
Net realized gain	102,037,810
Net change in unrealized appreciation (depreciation) on:
Investments	(52,724,020)
Foreign currency translations	(289)
Net change in unrealized appreciation (depreciation)	(52,724,309)
Net realized and unrealized gain	49,313,501
Net increase in net assets resulting from operations	$61,091,580

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Large Cap Value Fund

Statement of Changes in Net Assets

	Year Ended February 28, 2013	Year Ended February 29, 2012
Operations
Net investment income	$11,778,079	$20,667,252
Net realized gain	102,037,810	219,249,955
Net change in unrealized appreciation (depreciation)	(52,724,309)	(302,758,214)
Net increase (decrease) in net assets resulting from operations	61,091,580	(62,841,007)
Distributions to shareholders
Net investment income
Class A	(6,384,012)	(3,791,237)
Class B	(107,779)	(56,167)
Class C	(223,661)	(72,197)
Class I	(57)	(247,786)
Class R	(9,812)	(7,381)
Class W	(47)	(27)
Class Y	(132,791)	(79,940)
Class Z	(7,665,930)	(12,189,936)
Total distributions to shareholders	(14,524,089)	(16,444,671)
Increase (decrease) in net assets from capital stock activity	(921,819,017)	(523,674,599)
Proceeds from regulatory settlements (Note 6)	—	7,701
Total decrease in net assets	(875,251,526)	(602,952,576)
Net assets at beginning of year	1,491,649,426	2,094,602,002
Net assets at end of year	$616,397,900	$1,491,649,426
Undistributed net investment income	$1,403,285	$4,148,438

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Large Cap Value Fund

Statement of Changes in Net Assets (continued)

	Year Ended February 28, 2013		Year Ended February 29, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions(a)	1,160,059	13,544,000	2,516,984	28,006,998
Distributions reinvested	451,055	5,236,994	286,957	3,023,396
Redemptions	(6,759,884)	(79,096,265)	(10,020,773)	(110,684,735)
Net decrease	(5,148,770)	(60,315,271)	(7,216,832)	(79,654,341)
Class B shares
Subscriptions	7,189	81,517	12,309	132,984
Distributions reinvested	8,123	90,585	4,559	44,511
Redemptions(a)	(715,567)	(8,065,868)	(2,284,160)	(24,546,532)
Net decrease	(700,255)	(7,893,766)	(2,267,292)	(24,369,037)
Class C shares
Subscriptions	139,175	1,580,453	137,370	1,461,967
Distributions reinvested	15,847	176,811	5,696	55,644
Redemptions	(520,751)	(5,840,852)	(931,321)	(9,936,545)
Net decrease	(365,729)	(4,083,588)	(788,255)	(8,418,934)
Class I shares
Subscriptions	—	—	208,708	2,492,014
Distributions reinvested	—	—	21,122	247,752
Redemptions	—	—	(10,457,952)	(123,524,428)
Net increase (decrease)	—	—	(10,228,122)	(120,784,662)
Class R shares
Subscriptions	40,305	488,171	52,204	568,939
Distributions reinvested	792	9,237	707	7,351
Redemptions	(106,451)	(1,249,573)	(31,949)	(351,744)
Net increase (decrease)	(65,354)	(752,165)	20,962	224,546
Class Y shares
Subscriptions	15,975	187,500	28,100	289,000
Distributions reinvested	5	54	15	162
Redemptions	(3,921)	(45,967)	(56,388)	(595,126)
Net increase (decrease)	12,059	141,587	(28,273)	(305,964)
Class Z shares
Subscriptions	1,232,472	14,429,406	8,668,714	95,993,762
Distributions reinvested	253,102	2,972,403	775,119	8,249,986
Redemptions	(75,102,654)	(866,317,623)	(35,561,203)	(394,609,955)
Net decrease	(73,617,080)	(848,915,814)	(26,117,370)	(290,366,207)
Total net decrease	(79,885,129)	(921,819,017)	(46,625,182)	(523,674,599)

(a) Includes conversions of Class B shares to Class A shares, if any.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Large Cap Value Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.64		$11.98		$10.07		$7.00		$12.37
Income from investment operations:
Net investment income	0.17		0.12		0.11	(a)	0.09		0.18
Net realized and unrealized gain (loss)	1.18		(0.36)		1.93		3.08		(5.36)
Total from investment operations	1.35		(0.24)		2.04		3.17		(5.18)
Less distributions to shareholders:
Net investment income	(0.19)		(0.10)		(0.13)		(0.10)		(0.19)
Total distributions to shareholders	(0.19)		(0.10)		(0.13)		(0.10)		(0.19)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$12.80		$11.64		$11.98		$10.07		$7.00
Total return	11.78%		(1.94%)		20.45%		45.49%		(42.36%)
Ratios to average net assets(c)(d)
Total gross expenses	1.25%		1.16%		1.18	%(e)	1.13%		1.10	%(e)
Total net expenses(f)	1.16	%(g)	1.09	%(g)	1.18	%(e)(g)	1.12	%(g)	1.04	%(e)(g)
Net investment income	1.45%		1.13%		1.02%		0.95%		1.68%
Supplemental data
Net assets, end of period (in thousands)	$394,732		$418,906		$517,861		$891,894		$672,426
Portfolio turnover	86%		74%		79%		61%		61%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Large Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class B	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.19		$11.54		$9.72		$6.75		$11.94
Income from investment operations:
Net investment income	0.07		0.04		0.03	(a)	0.02		0.09
Net realized and unrealized gain (loss)	1.14		(0.36)		1.85		2.99		(5.17)
Total from investment operations	1.21		(0.32)		1.88		3.01		(5.08)
Less distributions to shareholders:
Net investment income	(0.10)		(0.03)		(0.06)		(0.04)		(0.11)
Total distributions to shareholders	(0.10)		(0.03)		(0.06)		(0.04)		(0.11)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$12.30		$11.19		$11.54		$9.72		$6.75
Total return	10.95%		(2.76%)		19.48%		44.59%		(42.84%)
Ratios to average net assets(c)(d)
Total gross expenses	2.00%		1.91%		1.93	%(e)	1.88%		1.85	%(e)
Total net expenses(f)	1.90	%(g)	1.83	%(g)	1.93	%(e)(g)	1.87	%(g)	1.79	%(e)(g)
Net investment income	0.67%		0.33%		0.32%		0.23%		0.89%
Supplemental data
Net assets, end of period (in thousands)	$9,508		$16,489		$43,173		$96,524		$127,489
Portfolio turnover	86%		74%		79%		61%		61%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Large Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.20		$11.54		$9.72		$6.75		$11.94
Income from investment operations:
Net investment income	0.08		0.04		0.03	(a)	0.02		0.09
Net realized and unrealized gain (loss)	1.12		(0.35)		1.85		2.99		(5.17)
Total from investment operations	1.20		(0.31)		1.88		3.01		(5.08)
Less distributions to shareholders:
Net investment income	(0.10)		(0.03)		(0.06)		(0.04)		(0.11)
Total distributions to shareholders	(0.10)		(0.03)		(0.06)		(0.04)		(0.11)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$12.30		$11.20		$11.54		$9.72		$6.75
Total return	10.85%		(2.68%)		19.48%		44.59%		(42.84%)
Ratios to average net assets(c)(d)
Total gross expenses	2.00%		1.91%		1.93	%(e)	1.88%		1.85	%(e)
Total net expenses(f)	1.91	%(g)	1.84	%(g)	1.93	%(e)(g)	1.87	%(g)	1.79	%(e)(g)
Net investment income	0.70%		0.37%		0.32%		0.21%		0.90%
Supplemental data
Net assets, end of period (in thousands)	$24,376		$26,274		$36,187		$37,229		$31,091
Portfolio turnover	86%		74%		79%		61%		61%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Large Cap Value Fund

Financial Highlights (continued)

Class I	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.69	$12.03		$10.23
Income from investment operations:
Net investment income	0.22	0.17		0.05
Net realized and unrealized gain (loss)	1.17	(0.37)		1.80
Total from investment operations	1.39	(0.20)		1.85
Less distributions to shareholders:
Net investment income	(0.23)	(0.14)		(0.05)
Total distributions to shareholders	(0.23)	(0.14)		(0.05)
Proceeds from regulatory settlements	—	0.00	(b)	—
Net asset value, end of period	$12.85	$11.69		$12.03
Total return	12.15%	(1.57%)		18.07%
Ratios to average net assets(c)
Total gross expenses	0.81%	0.71%		0.70	%(d)
Total net expenses(e)	0.76%	0.71	%(f)	0.70	%(d)(f)
Net investment income	1.85%	1.45%		1.04	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3	$3		$123,018
Portfolio turnover	86%	74%		79%

Notes to Financial Highlights

(a)  For the period from September 28, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Large Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.64		$11.98		$10.07		$6.99		$12.36
Income from investment operations:
Net investment income	0.13		0.10		0.06	(a)	0.07		0.15
Net realized and unrealized gain (loss)	1.18		(0.37)		1.95		3.09		(5.36)
Total from investment operations	1.31		(0.27)		2.01		3.16		(5.21)
Less distributions to shareholders:
Net investment income	(0.16)		(0.07)		(0.10)		(0.08)		(0.16)
Total distributions to shareholders	(0.16)		(0.07)		(0.10)		(0.08)		(0.16)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	—
Net asset value, end of period	$12.79		$11.64		$11.98		$10.07		$6.99
Total return	11.43%		(2.19%)		20.16%		45.34%		(42.54%)
Ratios to average net assets(c)(d)
Total gross expenses	1.49%		1.38%		1.43	%(e)	1.38%		1.35	%(e)
Total net expenses(f)	1.40	%(g)	1.31	%(g)	1.43	%(e)(g)	1.37	%(g)	1.29	%(e)(g)
Net investment income	1.14%		0.94%		0.59%		0.71%		1.45%
Supplemental data
Net assets, end of period (in thousands)	$725		$1,420		$1,211		$252		$147
Portfolio turnover	86%		74%		79%		61%		61%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Large Cap Value Fund

Financial Highlights (continued)

Class W	Year Ended February 28, 2013		Year Ended February 29, 2012		Year Ended February 28, 2011(a)
Per share data
Net asset value, beginning of period	$11.64		$11.99		$10.21
Income from investment operations:
Net investment income	0.17		0.14		0.03
Net realized and unrealized gain (loss)	1.18		(0.38)		1.78
Total from investment operations	1.35		(0.24)		1.81
Less distributions to shareholders:
Net investment income	(0.19)		(0.11)		(0.03)
Total distributions to shareholders	(0.19)		(0.11)		(0.03)
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$12.80		$11.64		$11.99
Total return	11.78%		(1.94%)		17.79%
Ratios to average net assets(c)
Total gross expenses	1.26%		1.09%		1.22	%(d)
Total net expenses(e)	1.16	%(f)	1.01	%(f)	1.22	%(d)(f)
Net investment income	1.45%		1.22%		0.54	%(d)
Supplemental data
Net assets, end of period (in thousands)	$3		$3		$3
Portfolio turnover	86%		74%		79%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to February 28, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Annualized.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Large Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,	Year Ended February 29,		Year Ended February 28,
Class Y	2013	2012		2011		2010(a)
Per share data
Net asset value, beginning of period	$11.68	$12.02		$10.10		$8.65
Income from investment operations:
Net investment income	0.22	0.17		0.17	(b)	0.08
Net realized and unrealized gain (loss)	1.17	(0.37)		1.92		1.45
Total from investment operations	1.39	(0.20)		2.09		1.53
Less distributions to shareholders:
Net investment income	(0.23)	(0.14)		(0.17)		(0.08)
Total distributions to shareholders	(0.23)	(0.14)		(0.17)		(0.08)
Proceeds from regulatory settlements	—	0.00	(c)	—		—
Net asset value, end of period	$12.84	$11.68		$12.02		$10.10
Total return	12.15%	(1.58%)		20.98%		17.67%
Ratios to average net assets(d)(e)
Total gross expenses	0.80%	0.73%		0.71	%(f)	0.72	%(g)
Total net expenses(h)	0.75%	0.73	%(i)	0.71	%(f)(i)	0.72	%(g)(i)
Net investment income	1.86%	1.50%		1.62%		1.36	%(g)
Supplemental data
Net assets, end of period (in thousands)	$7,417	$6,602		$7,138		$11,497
Portfolio turnover	86%	74%		79%		61%

Notes to Financial Highlights

(a)  For the period from July 15, 2009 (commencement of operations) to February 28, 2010.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Large Cap Value Fund

Financial Highlights (continued)

	Year Ended February 28,		Year Ended February 29,		Year Ended February 28,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$11.66		$12.01		$10.09		$7.01		$12.40
Income from investment operations:
Net investment income	0.18		0.15		0.14	(a)	0.11		0.20
Net realized and unrealized gain (loss)	1.20		(0.38)		1.94		3.09		(5.39)
Total from investment operations	1.38		(0.23)		2.08		3.20		(5.19)
Less distributions to shareholders:
Net investment income	(0.22)		(0.12)		(0.16)		(0.12)		(0.22)
Total distributions to shareholders	(0.22)		(0.12)		(0.16)		(0.12)		(0.22)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.00	(b)	0.02
Net asset value, end of period	$12.82		$11.66		$12.01		$10.09		$7.01
Total return	12.04%		(1.78%)		20.81%		45.93%		(42.27%)
Ratios to average net assets(c)(d)
Total gross expenses	0.98%		0.91%		0.93	%(e)	0.88%		0.85	%(e)
Total net expenses(f)	0.89	%(g)	0.84	%(g)	0.93	%(e)(g)	0.87	%(g)	0.79	%(e)(g)
Net investment income	1.49%		1.37%		1.32%		1.21%		1.91%
Supplemental data
Net assets, end of period (in thousands)	$179,634		$1,021,952		$1,366,011		$1,290,563		$907,353
Portfolio turnover	86%		74%		79%		61%		61%

Notes to Financial Highlights

(a)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.04 per share.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Large Cap Value Fund

Notes to Financial Statements

February 28, 2013

Note 1. Organization

Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are only available to qualifying institutional investors.

Class W shares are not subject to sales charges and are only available to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are only available to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Annual Report 2013
25

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Futures and options on futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including

Annual Report 2013
26

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments at February 28, 2013:

At February 28, 2013, the Fund had no outstanding derivatives.

The effect of derivative instruments in the Statement of Operations for the year ended February 28, 2013:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity contracts	(5,464,381)

The following table is a summary of the volume of derivative instruments for the year ended February 28, 2013:

Derivative Instrument	Contracts Opened
Futures contracts	565

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded on the ex-dividend date.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the FASB is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time,

Annual Report 2013
27

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended February 28, 2013 was 0.69% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee rate for the year ended February 28, 2013 was 0.06% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, certain expenses of the Fund or the Board, including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended February 28, 2013, other expenses paid to this company were $3,524.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Effective November 1, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended February 28, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class B	0.20
Class C	0.20
Class R	0.20
Class W	0.20
Class Y	0.00	*
Class Z	0.19

*Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended February 28,

Annual Report 2013
28

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

2013, these minimum account balance fees reduced total expenses by $24,534.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly combined distribution and service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly service fee at the maximum annual rate of 0.25% of the average daily net assets attributable to Class B, Class C and Class W shares of the Fund and the payment of a monthly distribution fee at the maximum annual rate of 0.75%, 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class B, Class C, Class R and Class W shares of the Fund, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $91,282 for Class A, $6,135 for Class B and $531 for Class C shares for the year ended February 28, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective July 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through June 30, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.18%
Class B	1.93
Class C	1.93
Class I	0.76
Class R	1.43
Class W	1.18
Class Y	0.76
Class Z	0.93

Prior to July 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.11%
Class B	1.86
Class C	1.86
Class I	0.75
Class R	1.36
Class W	1.11
Class Y	0.86
Class Z	0.86

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013
29

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

At February 28, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions and post-October capital losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$857
Accumulated net realized loss	(857)
Paid-in capital	—

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended	February 28, 2013	February 29, 2012
Ordinary income	$14,524,089	$16,444,671

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At February 28, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,521,035
Accumulated realized loss	(316,740,694)
Unrealized appreciation	128,885,183

At February 28, 2013, the cost of investments for federal income tax purposes was $477,852,510 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$136,620,598
Unrealized depreciation	(7,735,415)
Net unrealized appreciation	$128,885,183

The following capital loss carryforward, determined at February 28, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2018	$316,740,694
Total	$316,740,694

For the year ended February 28, 2013, $93,653,959 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $706,773,775 and $1,610,914,986, respectively, for the year ended February 28, 2013.

Note 6. Regulatory Settlements

During the year ended February 29, 2012, the Fund received $7,701 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for

Annual Report 2013
30

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

services provided and any other securities lending expenses. Net income earned from securities lending for the year ended February 28, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 8. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 9. Shareholder Concentration

At February 28, 2013, one unaffiliated shareholder account owned 28.3% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 10. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended February 28, 2013.

Note 11. Fund Merger

On February 27, 2013, shareholders of the Fund approved a proposal to merge the Fund into Columbia Equity Value Fund. The merger, which will be a tax-free reorganization for U.S. federal income tax proposes, is expected to take place on April 26, 2013.

Note 12. Significant Risks

Financial Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the financial sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that

Annual Report 2013
31

Columbia Large Cap Value Fund

Notes to Financial Statements (continued)

February 28, 2013

relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
32

Columbia Large Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust and
the Shareholders of Columbia Large Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Large Cap Value Fund (the "Fund") (a series of Columbia Funds Series Trust) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 19, 2013

Annual Report 2013
33

Columbia Large Cap Value Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended February 28, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	100%
Dividends Received Deduction	100%

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Annual Report 2013
34

Columbia Large Cap Value Fund

Trustees and Officers

Shareholders elect the Board that oversees the funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Mr. Edward J. Boudreau, Jr., Mr. William P. Carmichael, Mr. William A. Hawkins, Mr. R. Glenn Hilliard, Ms. Minor M. Shaw and Dr. Anthony M. Santomero, were members of the Legacy Columbia Nations funds' Board ("Nations Funds"), which includes Columbia Funds Series Trust, Columbia Funds Variable Insurance Trust I and Columbia Funds Master Investment Trust, LLC and began service on the Board for the Legacy RiverSource funds ("RiverSource Funds") effective June 1, 2011.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	153	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	151	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003	153	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1999 for Nations Funds	Retired	151

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; McMoRan Exploration Company (oil and gas exploration and development) since 2010; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	153	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	151	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
35

Columbia Large Cap Value Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	151	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Chair of the Board for RiverSource Funds since 1/07, Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	153	Director, Valmont Industries, Inc. (manufacturer of irrigation systems) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; former Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation from 1983-1987	153

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President Micco Corp. since 1998	151	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc. (biotechnology), 2003-2010	153

Director, Healthways, Inc. (health and well-being improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
36

Columbia Large Cap Value Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	151

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the investment manager or Ameriprise Financial. However, he is currently deemed by the funds to be an "interested person" (as defined in the 1940 Act) of the funds because he serves as a Director of Citigroup, Inc. and Citibank N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the funds or accounts advised/managed by the investment manager.

Interested Trustee Affiliated With Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and 5/10 for Nations Funds

President, Columbia Management Investment Advisers, LLC since February 2012, (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012

210

Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

Annual Report 2013
37

Columbia Large Cap Value Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the funds' other officers are:

Officers

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 1964	President and Principal Executive Officer since 5/10 for RiverSource Funds and 2009 for Nations Funds

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 1965	Vice President since 12/06 for RiverSource Funds and 5/10 for Nations Funds

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009-April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009)

Michael G. Clarke 225 Franklin Street Boston, MA 02110 1969	Treasurer since 1/11 and Chief Financial Officer since 4/11 for RiverSource Funds and Treasurer since 3/11 and Chief Financial Officer since 2009 for Nations Funds

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 1959

Senior Vice President and Chief Legal Officer since 12/06 and Assistant Secretary since 6/11 for RiverSource Funds and Senior Vice President and Chief Legal Officer since 5/10 and Assistant Secretary since 6/11 for Nations Funds

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Colin Moore 225 Franklin Street Boston, MA 02110 1958	Senior Vice President since 5/10 for RiverSource Funds and Nations Funds

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 1972	Chief Compliance Officer since 3/12

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 1957	Vice President since 4/11 for RiverSource Funds and 2006 for Nations Funds

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004- April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Vice President and Secretary since 4/11 for RiverSource Funds and 3/11 for Nations Funds

Vice President and Chief Counsel, Ameriprise Financial, Inc. since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Annual Report 2013
38

Columbia Large Cap Value Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years
Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 1956	Vice President since 4/11 and Assistant Treasurer since 1999 for RiverSource Funds and Vice President and Assistant Treasurer since 6/11 for Nations Funds

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 1968	Vice President and Chief Accounting Officer since 4/11 and Vice President since 3/11 and Chief Accounting Officer since 2008 for Nations Funds	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher 100 Park Avenue New York, NY 10017 1968	Vice President since 4/11 and Assistant Secretary since 11/08 for RiverSource Funds and 5/10 for Nations Funds

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel, January 2010-January 2013 and Group Counsel from November 2008- January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao 225 Franklin Street Boston, MA 02110 1968	Vice President since 4/11 and Assistant Secretary since 5/10 for RiverSource Funds and 2011 for Nations Funds	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
39

Columbia Large Cap Value Fund

Shareholder Meeting Results

Special Meeting of Shareholders Held on February 27, 2013 (Unaudited)

Columbia Large Cap Value Fund

At a Joint Special Meeting of Shareholders held on February 27, 2013 (the "Meeting"), shareholders of the Fund approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer its assets to Columbia Equity Value Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities. The votes cast for or against as well as the number of abstentions and broker non-votes as to the proposal are set forth below. A vote is based on the total number of Fund shares outstanding as of the record date for the Meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,394,038	597,640	1,074,570	0

Annual Report 2013
40

Columbia Large Cap Value Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
41

Columbia Large Cap Value Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN176_02_C01_(04/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that  Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eighteen series of the registrant whose report to stockholders are included in this annual filing. Fee information for fiscal year ended February 29, 2012 also includes fees for one series that merged during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$361,800	$579,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$9,700	$132,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports and agreed- upon procedures related to fund mergers. Fiscal year 2012 also included Audit-Related Fees for agreed-upon procedures for fund accounting and custody conversions.

The fees for the fiscal years ended February 28, 2013 and February 29, 2012 shown below for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s Audit Committee are approximately as follows:

2013	2012
$4,300	$0

Fiscal year 2013 includes fees billed for the review and provision of consent in connection with fund mergers.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$86,900	$103,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. In both fiscal years 2013 and 2012, Tax Fees also include agreed-upon procedures related to foreign tax filings. In fiscal year 2012, Tax Fees also include agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended February 28, 2013 and February 29, 2012, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$115,000	$395,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the  types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended February 28, 2013 and February 29, 2012 are approximately as follows:

2013	2012
$215,900	$632,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	April 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	April 22, 2013